UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934
(Amendment No.      )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Nuveen Pennsylvania Quality Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO SHAREHOLDERS OF
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
and
Nuveen Missouri Quality Municipal Income Fund (NOM)
(EACH, A “Target FUND” AND TOGETHER, THE “target FUNDS”)

[●], 2025

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on:

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.	You are receiving the Joint Proxy Statement as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen New Jersey Quality Municipal Income Fund (“New Jersey Municipal” or a “Target Fund”) or of Nuveen Pennsylvania Quality Municipal Income Fund (“Pennsylvania Municipal” or a “Target Fund”), or as a holder of MuniFund Preferred Shares (“MFP Shares”) of Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal” or a “Target Fund”, and together with New Jersey Municipal and Pennsylvania Municipal, the “Target Funds”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meetings of shareholders of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal (each, a “Meeting” and together, the “Meetings”).

At the Meetings, common and preferred shareholders of each Target Fund will be asked to vote on the following proposals:

●	To approve an Agreement and Plan of Merger (the “Agreement”) pursuant to which the proposed combination (each, a “Merger” and together, the “Mergers”) of the Target Fund and Nuveen Municipal High Income Opportunity Fund (the “Acquiring Fund,” and together with the Target Funds, the “Funds” or each individually, a “Fund”) will be effected; and

●	To elect members of the Board. (The list of specific nominees is contained in the enclosed Joint Proxy Statement).

Each Target Fund’s Board unanimously recommends that you vote FOR each proposal that is applicable to your Target Fund.

Proposal Regarding the Mergers

Q.	Why has each Target Fund’s Board recommended the Merger proposal?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended each Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board considered that its Target Fund’s proposed Merger may benefit the common shareholders of its Target Fund in a number of ways, including, among other things:

●	The potential for higher common share net earnings following the Mergers, due in part to the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as operating economies from the combined fund’s greater scale;

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

●	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares;

●	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities;

●	The Board of Missouri Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be lower than the total operating expenses (excluding the costs of leverage) of Missouri Municipal following the Mergers; and

●	The Board of each of New Jersey Municipal and Pennsylvania Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be higher than the total operating expenses of the respective Target Fund following the Mergers, but shareholders would obtain a broader investment mandate and potential for higher common share net earnings following the Mergers.

Each Target Fund’s Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund, and recognized that investments in lower rated securities are subject to higher risks than investments in higher rated securities. Each Target Fund’s Board also noted that the Target Fund’s shareholders would lose the benefit of the applicable state tax exemption as a result of the applicable Merger.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the preferred shares of the Target Fund immediately prior to the closing of the Merger, except that, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the newly-issued preferred shares will not include a provision, currently applicable to each Target Fund’s preferred shares, that generally would require an additional payment to holders subject to the specified state income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from such state income taxation (in addition to federal income taxation).

For these reasons, each Target Fund’s Board has determined that its Target Fund’s Merger is in the best interest of its Target Fund and has approved such Merger.

Q.	How will holders of VRDP Shares and MFP Shares be affected by the Mergers?

A.	New Jersey Municipal has three series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding; Pennsylvania Municipal has two series of VRDP Shares outstanding; and Missouri Municipal has one series of MuniFund Preferred Shares (“MFP Shares”) outstanding. Upon the closing of each Merger, holders of any outstanding VRDP Shares of New Jersey Municipal and of Pennsylvania Municipal and holders of any outstanding MFP Shares of Missouri Municipal will receive, on a one-for-one basis, newly issued VRDP Shares and MFP Shares, respectively, of the Acquiring Fund having substantially similar terms to the terms of the preferred shares of the applicable Target Fund immediately prior to the closing of each Merger currently held by such holders, except that, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the newly-issued preferred shares will not include a provision, currently applicable to each Target Fund’s preferred shares, that generally would require an additional payment to holders subject to the specified state income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from such state income taxation (in addition to federal income taxation). The outstanding preferred shares of the Acquiring Fund and any preferred shares to be issued by the Acquiring Fund in the Mergers will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Following the Mergers, to the extent the Acquiring Fund issues any new preferred shares in the Mergers, holders of preferred shares of the combined fund could hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers. Additionally, the combined fund will have multiple series and types of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Joint Proxy Statement. See “Proposal No. 1—C. Information About the Mergers—Description of VRDP Shares to Be Issued by the Acquiring Fund” beginning on page 51, “Proposal No. 1—C. Information About the Mergers—Description of MFP Shares to Be Issued by the Acquiring Fund” beginning on page 53, and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund AMTP Shares” beginning on page 113.

Q.	Will the terms of the VRDP Shares and MFP Shares to be issued by the Acquiring Fund as part of the Mergers be substantially similar to the terms of New Jersey’s VRDP Shares, Pennsylvania’s VRDP Shares and Missouri Municipal’s MFP Shares, respectively?

A.	Yes. The terms of the VRDP Shares and MFP Shares to be issued by the Acquiring Fund as part of the Mergers will be substantially similar, as of the closing of the Merger, to the terms of New Jersey Municipal’s and Pennsylvania Municipal’s VRDP Shares and to the terms of Missouri Municipal’s MFP Shares, respectively, outstanding immediately prior to the closing of the Mergers, including the same:

●	dividend determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

●	mandatory and optional redemption terms, including the same final mandatory redemption dates;

●	voting and consent rights; and

●	information delivery rights.

However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, its distributions will largely consist of income that is not exempt from New Jersey, Pennsylvania and/or Missouri individual income tax. As a result, the terms of the new VRDP Shares and MFP Shares to be issued in connection with the Merger will not include a provision, currently applicable to New Jersey Municipal’s and Pennsylvania Municipal’s VRDP Shares, and to Missouri Municipal’s MFP Shares, that generally would require additional payment to holders subject to New Jersey, Pennsylvania and/or Missouri individual income taxation in the event the Fund was required to allocate income subject to New Jersey, Pennsylvania and/or Missouri individual income tax, including capital gains and/or ordinary income, to a given month’s distribution in order to make such distribution equal, on a after-tax basis, to the amount of the distribution if it was excludable from New Jersey, Pennsylvania and/or Missouri individual income taxation (in addition to federal income taxation).

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide tax-exempt current income by investing primarily in municipal securities. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

●	Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from both regular federal income taxes and state income tax, while the Acquiring Fund is a national municipal fund that seeks to provide high current income exempt from regular federal income tax.

●	Under normal circumstances, the Target Funds invest primarily in municipal bonds of a specific state and are subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

●	Under normal circumstances, each Target Fund invests primarily in investment grade securities, while the Acquiring Fund may invest up to 75% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), including below investment grade securities (securities rated BB+/Ba1 or lower, commonly referred to as “junk bonds”), or unrated securities that are judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the sub-adviser to each Fund. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rates such security (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. As discussed on page [●] of the Joint Proxy Statement, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due.

●	Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” for more information.

Q.	Will holders of Target Fund VRDP Shares or MFP Shares have to pay any fees or expenses in connection with the Mergers?

A.	No. The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to the Funds is based on the expected benefits of the Mergers to common shareholders of each Fund following the Mergers, including operating expense savings, improvements in the secondary trading market for common shares and the impact on common share net earnings. Preferred shareholders will not bear any costs of the Mergers.

Q.	Will the Mergers constitute a taxable event for holders of Target Fund VRDP Shares or MFP Shares?

A.	No. As a non-waivable condition to closing, each Fund participating in a proposed Merger will receive an opinion of counsel, subject to certain representations, assumptions, and conditions, substantially to the effect that each proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that preferred shareholders of a Target Fund who receive Acquiring Fund preferred shares pursuant to such Target Fund’s Merger will recognize no gain or loss for U.S. federal income tax purposes as a direct result of such Merger. Prior to the closing of its Merger, each Target Fund expects to declare a distribution to its common shareholders of all of its net investment income and net capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to that Target Fund’s common shareholders for U.S. federal income tax purposes. In addition, if the Mergers had occurred as of August 31, 2025, it is estimated that approximately 62% of New Jersey Municipal’s investment portfolio, approximately 64% of Pennsylvania Municipal’s investment portfolio, and approximately 52% of Missouri Municipal’s investment portfolio would have been sold by the Acquiring Fund following the Mergers. To the extent the Acquiring Fund sells securities received from a Target Fund following the Mergers, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to Acquiring Fund shareholders (including former preferred shareholders of a Target Fund who hold preferred shares of the Acquiring Fund following the Mergers). If such sales had been completed as of August 31, 2025, the repositioning would not have generated net capital gain, taking into account capital loss carry forwards. Following the Mergers, the Acquiring Fund’s ability to use capital loss carry forwards may be limited.

Q.	Will management of the Funds change as a result of the Mergers?

A.	Nuveen Fund Advisors currently serves as the investment adviser of each Fund and Nuveen Asset Management, a wholly owned subsidiary of Nuveen Fund Advisors, currently serves as sub-adviser to each Fund. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and portfolio managers that focus on a specific group of funds. Paul L. Brennan, CFA, and Steve M. Hlavin are the portfolio managers of New Jersey Municipal and Pennsylvania Municipal. Michael Hamilton and Stephen J. Candido, CFA, are the portfolio managers of Missouri Municipal. Daniel Close, CFA, Stephen Candido, CFA and Steve M. Hlavin are the portfolio managers of the Acquiring Fund. The Acquiring Fund will continue to be managed by Nuveen Asset Management and Daniel Close, CFA, Stephen Candido, CFA and Steve M. Hlavin, after the completion of the Mergers.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. For a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting and certain other consents, confirmations and/or waivers from various third parties, including the initial purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of any other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Q.	What is the timetable for the Mergers?

A.	If the shareholder approvals are obtained and other conditions to closing are satisfied (or waived) in a timely manner, the Mergers are expected to take effect on or about February 9, 2026, or such other date as the parties may agree.

Q.	How does each Target Fund’s Board recommend that holders vote on the Merger proposal?

A.	After careful consideration, each Target Fund’s Board has determined that its Merger proposal is in the best interests of its Target Fund and recommends that you vote FOR such proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-866-585-5258 on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Meetings, or by mail, by telephone or over the Internet:

●	To vote in person, if you own shares directly with a Target Fund, you may attend such Target Fund’s Meeting and vote in person, or you may execute a proxy designating a representative to attend the Meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend the Meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the Annual Meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of each Meeting is set forth on the enclosed notice of meeting for the Target Funds.

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the Mergers or the other proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Target Fund may not be able to hold its Meeting or the vote on the Merger or other proposal and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[●], 2025

Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Nuveen Missouri Quality Municipal Income Fund (NOM)
(EACH, A “Target FUND” AND TOGETHER, THE “Target FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON January 16, 2026

To the Preferred Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen New Jersey Quality Municipal Income Fund (“New Jersey Municipal” or a “Target Fund”), Nuveen Pennsylvania Quality Municipal Income Fund (“Pennsylvania Municipal” or a “Target Fund”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal” or a “Target Fund”) (each, a “Meeting” and together, the “Meetings”) will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on January 16, 2026 at [●], Central time. Each Meeting will be held for the following purposes:

1.            Agreement and Plan of Merger. For each Merger, shareholders of each Target Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund would be merged with and into NMZ Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Municipal High Income Opportunity Fund (the “Acquiring Fund,” and together with the Target Funds, the “Funds” and each, a “Fund”), with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund.

(a)       The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.

(b)       The preferred shareholders voting separately as a single class to approve the Agreement and Plan of Merger.

2.            Election of Board Members.

(a)       Three (3) Class I Board members are to be elected by the common and preferred shareholders, voting together as a single class, of each of New Jersey Municipal and Pennsylvania Municipal. Board members Forrester, Kenny, and Young are nominees for election by common and preferred shareholders of each of New Jersey Municipal and Pennsylvania Municipal.

(b)       Four (4) Class II Board members are to be elected by the common and preferred shareholders, voting together as a single class, of Missouri Municipal. Board members Boateng, Lancellota, Nelson, and Toth are nominees for election by common and preferred shareholders of Missouri Municipal.

(c)       Two (2) Board members are to be elected by the preferred shareholders of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal. Board members Moschner and Wolff are nominees for election by preferred shareholders of such Funds.

To transact such other business as may properly come before the Meetings.

These Board Members of each Target Fund would continue in office in the event the Merger of such Fund is not consummated in a timely manner.

Only shareholders of record of each Target Fund as of the close of business on October 2, 2025 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof. The common shareholders of each Target Fund are being solicited to vote on the proposals described above by means of a separate joint proxy statement/prospectus. In addition, the preferred shareholders of the Acquiring Fund are being separately solicited to vote on the Agreement and Plan of Merger for each Merger, and common and preferred shareholders of Acquiring Fund are being separately solicited to vote on a proposal to approve the issuance of common shares of the Acquiring Fund in connection with the Agreement and Plan of Merger, through the separate joint proxy statement/prospectus.

All Target Fund shareholders entitled to vote at the Meetings are cordially invited to attend the Meetings. In order to avoid delay and additional expense for the Target Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your Meeting. You may vote by attending your Target Fund’s Meeting or by mail, by telephone or over the Internet.

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet prior to the Meeting, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend a Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend a Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of such Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at your Target Fund’s Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at such Meeting.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

Subject to completion, dated December 5, 2025

NUVEEN FUNDS
333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606
(800) 257-8787

JOINT PROXY STATEMENT

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)
NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND (NQP)
and
NUVEEN MISSOURI QUALITY MUNICIPAL INCOME FUND (NOM)

(EACH, A “Target FUND” AND TOGETHER, THE “Target FUNDS”)

[●], 2025

This Joint Proxy Statement is being furnished to holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen New Jersey Quality Municipal Income Fund (“New Jersey Municipal” or a “Target Fund”) and of Nuveen Pennsylvania Quality Municipal Income Fund (“Pennsylvania Municipal” or a “Target Fund”), and to holders of MuniFund Preferred Shares (“MFP Shares”) of Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal” or a “Target Fund”, and together with New Jersey Municipal and Pennsylvania Municipal, the “Target Funds”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and together, the “Boards” and each trustee a “Board Member”) for use at the Annual Meetings of the Shareholders of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on January 16, 2026, at [●], Central time, and at any and all adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”) to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement. Nuveen Municipal High Income Opportunity Fund is referred to herein as the “Acquiring Fund” (together with the Target Funds, the “Funds” or each individually, a “Fund”). Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement are first being sent to holders of VRDP Shares and MFP Shares of the Target Funds on or about December [●], 2025. Shareholders of record of each Target Fund as of the close of business on October 2, 2025 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On any matter coming before each Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR each proposal. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending a Meeting will not revoke any previously submitted proxy.

The shareholders of each Target Fund will vote on the following proposals:

Merger Proposals

Proposal No. 1.	To approve an Agreement and Plan of Merger that provides for: (i) the merger of the Target Fund with and into NMZ Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), and (ii) the conversion of the issued and outstanding common and preferred shares of beneficial interest of the Target Fund into newly issued common and preferred shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Merger”).

Board Member Election

Proposal No. 3.	To elect: (a) three (3) Class I Board Members by the common and preferred shareholders voting together as a single class of each of New Jersey Municipal and Pennsylvania Municipal; (b) four (4) Class II Board members by the common and preferred shareholders voting together as a single class of Missouri Municipal; and (c) two (2) Board Members by the preferred shareholders of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal. Board Members Forrester, Kenny, and Young are nominees for election by each of New Jersey Municipal’s and Pennsylvania Municipal’s common and preferred shareholders. Board Members Boateng, Lancellota, Nelson, and Toth are nominees for election by common and preferred shareholders of Missouri Municipal. Board Members Moschner and Wolff are nominees for election by preferred shareholders of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal.

In addition to common shares, New Jersey Municipal has three series of Variable Rate Demand Preferred Shares (“VRDP Shares”), Pennsylvania Municipal has two series of VRDP Shares, and Missouri Municipal has one series of MuniFund Preferred Shares (“MFP Shares”) outstanding. The Acquiring Fund has three series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) outstanding.

Shareholders of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal are being solicited to vote on the election of Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger of any such Fund is not consummated in a timely manner. Only the preferred shareholders of each Target Fund are being solicited to vote on the proposals described above pursuant to this Joint Proxy Statement. The common shareholders of each Target Fund are being solicited to vote on the proposals described above by means of a separate joint proxy statement/prospectus. In addition the preferred shareholders of the Acquiring Fund are being separately solicited to vote on the Agreement and Plan of Merger for each Merger, and common and preferred shareholders of Acquiring Fund are being separately solicited to vote on a proposal to approve the issuance of common shares of the Acquiring Fund in connection with the Agreement and Plan of Merger, through the separate joint proxy statement/prospectus.

A quorum of shareholders is required to take action at each Meeting. A majority (more than 50%) of the shares entitled to vote at a Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees by holders of VRDP Shares of each of New Jersey Municipal and Pennsylvania Municipal, and holders of MFP Shares of Missouri Municipal, 33 1/3% of the VRDP Shares and MFP Shares, as applicable, entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast in person or by proxy at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a voted proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

To be approved, the proposals must be approved by the Funds’ common and preferred shareholders present and entitled to vote at a Meeting as follows:

Merger Proposals

Proposal No. 1.	With respect to the proposal to approve an Agreement and Plan of Merger and the transaction contemplated thereby regarding the Merger:

●	With respect to each Target Fund, a majority (more than 50%) of the Target Fund’s outstanding common and preferred shares voting together as a single class, and by a majority (more than 50%) of the Target Fund’s preferred shareholders voting separately; and

●	With respect to the Acquiring Fund, a majority (more than 50%) of the Acquiring Fund’s preferred shares, voting together as a single class.

Board Member Election Proposal

Proposal No. 3.	With respect to the proposal regarding the election of Board Members:

●	With respect to election of three (3) Class I Board Members of each of New Jersey Municipal and Pennsylvania Municipal, the affirmative vote of a plurality (the greatest number of affirmative votes) of such Fund’s common and preferred shares, voting together as a single class.

●	With respect to the election of four (4) Class II Board Members of Missouri Municipal, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s common and preferred shares, voting together as a single class.

●	With respect to the election of two (2) Board Members of each Fund by preferred shareholders of such Fund, the affirmative vote of a plurality of such Fund’s preferred shares, voting separately.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund’s Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 with respect to the Mergers is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 3 with respect to the election of Board Members is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 3 in the discretion of such broker-dealer firms. As a result, because each Target Fund’s common shareholders are being asked to vote on both Proposals No. 1 and Proposal No. 3, there may be broker non-votes received with respect to Proposal No. 1 at each Target Fund’s Meeting.

Because the approval of Proposal No. 1 requires the approval by the holders of at least 50% of each Target Fund’s outstanding shares and by the holders of at least 50% of each Fund’s outstanding preferred shares voting separately, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of outstanding shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions will have no effect on the outcome of the vote on Proposal No. 3.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Target Fund as of the close of business on October 2, 2025 and entitled to vote at the Target Fund’s Meeting will be entitled to one vote for each share held.

As of October 2, 2025, for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	VRDP Shares(2)	AMTP Shares(2)	MFP Shares(2)
New Jersey Municipal (NXJ)	41,232,935	3,139	0	0
Pennsylvania Municipal (NQP)	37,217,802	2,175	0	0
Missouri Municipal (NOM)	2,352,067	0	0	170
Acquiring Fund (NMZ)	117,216,731	0	3,570	0

(1)	The common shares of the Funds are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

(2)	None of the preferred shares are currently listed on any exchange.

JOINT PROXY STATEMENT

[●], 2025

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)
NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND (NQP)
AND
NUVEEN MISSOURI QUALITY MUNICIPAL INCOME FUND (NOM)

 i

 ii

PROPOSAL NO. 1 — MERGER OF EACH TARGET FUND INTO THE ACQUIRING FUND

A.       SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Mergers. More complete information is contained elsewhere in this Joint Proxy Statement and the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully.

Background and Reasons for the Mergers

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Merger(s). Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board considered that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

●	The potential for higher common share net earnings following the Mergers, due in part to the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as operating economies from the combined fund’s greater scale;

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

●	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; and

●	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities.

●	The Board of Missouri Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be lower than the total operating expenses (excluding the costs of leverage) of Missouri Municipal following the Mergers; and

●	The Board of each of New Jersey Municipal and Pennsylvania Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be higher than the total operating expenses of the respective Target Fund following the Mergers, but shareholders would obtain a broader investment mandate and potential for higher common share net earnings following the Mergers.

Each Target Fund’s Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund, and recognized that investments in lower rated securities are subject to higher risks than investments in higher rated securities. Each Target Fund’s Board also noted that the Target Fund’s shareholders would lose the benefit of the applicable state tax exemption as a result of the applicable Merger.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the corresponding series of preferred shares of the applicable Target Fund immediately prior to the closing of the Merger, except that, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the newly-issued preferred shares will not include a provision, currently applicable to each Target Fund’s preferred shares, that generally would require an additional payment to holders subject to the specified state income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from such state income taxation (in addition to federal income taxation).

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit from an increase in common share net earnings and in operating efficiencies due to a substantial increase in scale and from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. The Acquiring Board also considered that the total operating expenses (excluding the costs of leverage) of the combined fund were expected to be substantially similar to the total operating expenses of the Acquiring Fund prior to the Mergers. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The Board of each Fund considered that the Adviser would waive a portion of its fees with respect to the combined fund for a period of six months following the Mergers, which is the period that the Adviser anticipates is necessary to transition the portfolio of the combined fund to the investment mandate of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include approval of Target Fund shareholders, approval of Acquiring Fund shareholders and customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the Meetings, and certain other consents, confirmations and/or waivers from various third parties, including the purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Mergers, see “C. Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for U.S. federal income tax purposes as a direct result of the Mergers. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of its Merger, each Target Fund expects to declare a distribution to common shareholders of all of its net investment income and net capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to the Target Fund’s common shareholders for U.S. federal income tax purposes. In addition, to the extent that portfolio securities of a Target Fund are sold prior to the closing of its Merger, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Target Fund. If the Mergers had occurred as of August 31, 2025, it is estimated that approximately 62% of New Jersey Municipal’s investment portfolio, approximately 64% of Pennsylvania Municipal’s investment portfolio, and approximately 52% of Missouri Municipal’s investment portfolio would have been sold by the Acquiring Fund following the Mergers. To the extent the Acquiring Fund sells securities received from a Target Fund following the Mergers, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to Acquiring Fund shareholders (including former shareholders of a Target Fund who hold shares of the Acquiring Fund following the Mergers). If such sales had been completed as of August 31, 2025, the repositioning would not have generated net capital gain, taking into account capital loss carryforwards. Following the Mergers, the Acquiring Fund’s ability to use capital loss carryforwards may be limited. Securities held by the Funds are purchased and sold on a principal rather than agency basis, and such transactions are not subject to separate brokerage commissions.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations under Section 368(a) of the Code, will rely on the position that the Acquiring Fund preferred shares to be issued in the Mergers, if any, will constitute equity of the Acquiring Fund for federal income tax purposes. See “C. Information About the Mergers—Material Federal Income Tax Consequences of the Mergers.”

Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are diversified, closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
New Jersey Municipal	June 1, 1999	Commonwealth of Massachusetts	Business Trust
Pennsylvania Municipal	December 19, 1990	Commonwealth of Massachusetts	Business Trust
Missouri Municipal	March 29, 1993	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	October 8, 2003	Commonwealth of Massachusetts	Business Trust

Capitalization.

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
New Jersey Municipal	Unlimited	41,232,935	$0.01	None	None	NYSE
Pennsylvania Municipal	Unlimited	37,217,802	$0.01	None	None	NYSE
Missouri Municipal	Unlimited	2,351,184	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	116,256,898	$0.01	None	None	NYSE

(1)	As of July 31, 2025.

As of July 31, 2025, the Funds had the following series of preferred shares outstanding, with the Acquiring Fund’s AMTP Shares expected to remain outstanding following the completion of the Mergers:

New Jersey Municipal—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Term Redemption Date
Series 1 VRDP Shares	810	$0.01	$100,000	August 3, 2043
Series 2 VRDP Shares	1,443	$0.01	$100,000	April 1, 2043
Series 3 VRDP Shares	886	$0.01	$100,000	April 1, 2043

Pennsylvania Municipal—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Term Redemption Date
Series 2 VRDP Shares	1,125	$0.01	$100,000	December 1, 2042
Series 3 VRDP Shares	1,050	$0.01	$100,000	December 1, 2042

Missouri Municipal—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Term Redemption Date
Series A MFP Shares	170	$0.01	$100,000	October 1, 2047

Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Term Redemption Date
Series 2028 AMTP Shares	870	$0.01	$100,000	March 1, 2028
Series 2031 AMTP Shares	1700	$0.01	$100,000	April 1, 2031
Series 2032 AMTP Shares	1000	$0.01	$100,000	June 1, 2032

Each Fund’s preferred shares are entitled to one vote per share. The VRDP Shares and MFP Shares of the Acquiring Fund to be issued in connection with the Mergers, if any, will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any preferred shares of the Acquiring Fund to be issued in connection with the Mergers, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Any preferred shares of the Acquiring Fund to be issued in connection with the Mergers will have rights and preferences, including liquidation preferences, that are substantially similar to those of the corresponding Target Fund preferred shares, except that, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the newly-issued preferred shares will not include a provision, currently applicable to each Target Fund’s preferred shares, that generally would require an additional payment to holders subject to the specified state income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from such state income taxation (in addition to federal income taxation). The number of preferred shares currently outstanding may change due to market or other conditions.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide high current income exempt from regular federal income tax. Because New Jersey Municipal, Pennsylvania, and Missouri Municipal invest primarily in New Jersey, Pennsylvania, and Missouri municipal securities, respectively, they are subject to economic, political and other risks of a single state, while the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk.

New Jersey Municipal’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Pennsylvania Municipal’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Missouri Municipal’s investment objectives are to provide current income exempt from regular federal and Missouri personal income taxes and to enhance portfolio value relative to the Missouri municipal bond market by investing in tax-exempt Missouri municipal obligations that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.

Each Target Fund is required to invest at least 80% of its managed assets in investment grade securities, while the Acquiring Fund is permitted to allocate up to 75% of its portfolio to lower rated municipal securities. Investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of each Target Fund as of the date of this Joint Proxy Statement.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments the income from which is exempt from regular federal and New Jersey state income taxes.	As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.	As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments the income from which is exempt from regular federal and Missouri income taxes.

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in municipal securities in any one state of origin.

The Acquiring Fund is a national municipal bond fund, while each Target Fund is a state-specific municipal bond fund.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets(2) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.	Under normal circumstances, the Fund may invest up to 20% of its Managed Assets(2) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.	Under normal circumstances, the Fund may invest up to 20% of its Managed Assets(2) in municipal securities that pay interest that is taxable under the federal alternative minimum tax.	Under normal circumstances, the Fund may invest up to 20% of its Managed Assets(2) in municipal securities that pay interest that is taxable under the federal alternative minimum tax.	Substantially similar.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Credit Quality:	Credit Quality:	Credit Quality:	Credit Quality:
Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the investment adviser and/or sub-adviser. Not more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the investment adviser and/or sub-adviser (commonly referred to as “junk bonds”).

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.

Each Target Fund invests primarily in investment grade securities, while the Acquiring Fund is permitted to allocate a significant portion of its portfolio to lower rated municipal securities.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Leverage:	Leverage:	Leverage:	Leverage:

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than preferred shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.	The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares and investments in inverse floating rate securities. However, pursuant to its fundamental policy, the Fund may not borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.	The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through a number of methods. The Fund is limited by certain fundamental investment restrictions and may only issue senior securities that are preferred shares of beneficial interest, subject to certain exceptions. Additionally, the Fund may use certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Under normal circumstances. the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Substantially similar; however, the Acquiring Fund imposes limitations on the use of inverse floating securities.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Illiquid Securities:	Illiquid Securities:	Illiquid Securities:	Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (“the 1933 Act), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.	Identical.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Other Investment Companies:	Other Investment Companies:	Other Investment Companies:	Other Investment Companies:

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.	Substantially similar.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Weighted Average Maturity Policy:	Weighted Average Maturity Policy	Weighted Average Maturity Policy:	Weighted Average Maturity Policy:

The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.	Identical.

Use of Derivatives:	Use of Derivatives:	Use of Derivatives:	Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.	The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.	The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.	The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts, or other derivative instruments.	Identical.

New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Differences
Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.	Substantially similar.

(1)	Relevant Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.

(2)	Relevant Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Credit Quality. A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of each Target Fund and the Acquiring Fund, as of July 31, 2025, is set forth below.

New Jersey Municipal(1)	Pennsylvania Municipal(1)

AA
A
BBB
AAA
N/R (not rated)
BB or Lower
U.S. Guaranteed
51.4%
22.7%
8.9%
8.3%
4.6%
3.3%
0.8%

AA
A
BBB
N/R (not rated)
U.S. Guaranteed
BB or Lower
AAA
59.6%
18.5%
9.0%
7.7%
2.5%
2.2%
0.5%

Missouri Municipal(1)	Acquiring Fund(1)

AA
A
N/R (not rated)
BBB
BB or Lower
AAA
51.8%
23.7%
10.9%
7.2%
5.1%
1.3%

N/R (not rated)
A
BBB
AA
BB or Lower
U.S. Guaranteed
AAA
49.3%
18.3%
12.1%
8.6%
8.2%
2.2%
1.3%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below-investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the respective portfolios of each Target Fund and the Acquiring Fund, as of July 31, 2025, is set forth below.

New Jersey Municipal	Pennsylvania Municipal

New Jersey
Pennsylvania
New York
Puerto Rico
Delaware
Guam
89.7%
4.6%
3.4%
1.7%
0.5%
0.1%

Missouri Municipal	Acquiring Fund

Various
Colorado
Florida
California
Puerto Rico
Illinois
Wisconsin
New York
Texas
Not Applicable
30.5%
13.5%
11.0%
9.3%
8.0%
7.5%
7.1%
6.7%
5.3%
1.1%

Leverage. Each Fund may issue preferred shares and may utilize inverse floating rate securities, reverse repurchase agreements (effectively, a secured borrowing) and borrowings (subject to investment restrictions). Each Fund currently employs leverage through the issuance of preferred shares and the use of inverse floaters. In addition, each Fund may use derivatives and other portfolio instruments that have the economic effect of leverage. Certain important ratios related to each Fund’s use of leverage for the last three full fiscal years for which published financial statements are available are set forth below:

New Jersey Municipal	Aug. 2025	Aug. 2024	Feb. 2024	Feb. 2023
Asset Coverage Ratio(1)	260.95%	279.60%	282.42%	276.55%
Regulatory Leverage Ratio(2)	38.32%	35.77%	35.41%	36.16%
Effective Leverage Ratio(3)	42.78%	40.13%	40.11%	41.48%

Pennsylvania Municipal	Aug. 2025	Aug. 2024	Feb. 2024	Feb. 2023
Asset Coverage Ratio(1)	302.14%	333.89%	332.73%	324.82%
Regulatory Leverage Ratio(2)	33.10%	29.95%	30.05%	30.79%
Effective Leverage Ratio(3)	42.46%	39.06%	39.27%	40.33%

Missouri Municipal	May 2025	May 2024	May 2023
Asset Coverage Ratio(1)	242.92%	249.49%	249.61%
Regulatory Leverage Ratio(2)	41.17%	40.10%	40.06%
Effective Leverage Ratio(3)	42.01%	40.90%	40.85%

Acquiring Fund	Oct. 2024	Oct. 2023	Oct. 2022
Asset Coverage Ratio(1)	449.78%	393.60%	406.16%
Regulatory Leverage Ratio(2)	22.23%	25.41%	24.62%
Effective Leverage Ratio(3)	39.68%	42.51%	42.78%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)	Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Board Members and Officers. The Acquiring Fund and the Target Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders owns, holds or controls, individually or in aggregate, all or a significant portion of a series of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Mergers.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until May 1, 2026. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the United States, and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For New Jersey Municipal’s fiscal year ended August 31, 2025, Pennsylvania Municipal’s fiscal year ended August 31, 2025, Missouri Municipal’s fiscal year ended May 31, 2025, and the Acquiring Fund’s fiscal year ended October 31, 2024, the effective management fee rates, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), were 0.58%, 0.59%, 0.61%, and 0.67%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules for the Funds

Acquiring Fund
Average Daily Net Assets*	Annual Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For the next $3 billion	0.4750%
For managed assets over $5 billion	0.4625%

Target Funds
Average Daily Net Assets*	Annual Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*	Including net assets attributable to the Fund’s principal amount of borrowings, if any.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the United States, as stated in the table below. As of October 31, 2025, the complex-level fee rate for each Fund was 0.1559%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level**	Effective Rate at Breakpoint Level
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

**	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Target Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors. For the services provided pursuant to the Acquiring Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 46.6667% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for New Jersey Municipal will be included in New Jersey Municipal’s Annual Report for the fiscal year ended August 31, 2025. A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for Pennsylvania Municipal will be included in Pennsylvania Municipal’s Annual Report for the fiscal year ended August 31, 2025. A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for Missouri Municipal is included in Missouri Municipal’s Annual Report for the fiscal year ended May 31, 2025. A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for the Acquiring Fund is included in the Acquiring Fund’s Semi-Annual Report for the semi-annual period ended April 30, 2025.

Transition Fee Waiver. For a period of six months following the closings of the Mergers, which is the period that the Adviser anticipates is necessary to transition the portfolio to the Acquiring Fund’s mandate, the Adviser has agreed to waive a portion of its management fees as follows (where “T” is the closing date of the Mergers):

(i)	waive 6.00 basis points from T+1 through T+30 days

(ii)	waive 5.00 basis points from T+31 through T+60 days

(iii)	waive 4.00 basis points from T+61 through T+90 days

(iv)	waive 3.00 basis points from T+91 through T+120 days

(v)	waive 2.00 basis points from T+121 through T+150 days

(vi)	waive 1.00 basis point from T+151 through T+180 days

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolio of each Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds.

Paul L. Brennan, CFA, and Steve M. Hlavin are the portfolio managers of Pennsylvania Municipal and New Jersey Municipal. Michael Hamilton and Stephen J. Candido, CFA, are the portfolio managers of Missouri Municipal. Daniel Close, CFA, Stephen Candido, CFA and Steve M. Hlavin are the portfolio managers of the Acquiring Fund. Mr. Close, Mr. Candido, and Mr. Hlavin will manage the combined fund upon completion of the Merger. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI.

Daniel J. Close, CFA, serves as chief investment officer and head of Nuveen’s municipal fixed income department – the largest and most experienced team of investment professionals in the industry. He is the lead portfolio manager for high yield municipal strategies, as well as tax-exempt and taxable municipal strategies across open-end funds, closed-end funds and customized institutional portfolios. Prior to his current role, Dan was a long-serving portfolio manager for several municipal mutual funds and played a key role in establishing and expanding Nuveen’s institutional platform as head of Taxable Municipals. He also chairs the Municipal Investment Oversight Committee, helping to set the strategic direction of all municipal strategies managed by Nuveen. Dan joined Nuveen in 2000 as a municipal fixed income research analyst, covering the corporate-backed, energy, transportation, and utility sectors. He began his investment career in 1998 as an analyst at Banc of America Securities. He holds a B.S. in Business from Miami University and an M.B.A. from the J. L. Kellogg School of Management at Northwestern University. Dan is a Chartered Financial Analyst® and a member of both the CFA Institute and the CFA Society of Chicago.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Steven M. Hlavin is a Managing Director and portfolio manager at Nuveen. As a member of the High Yield Municipal Portfolio Management Team, he is responsible for supporting all High Yield Municipal strategies and is specifically responsible for managing the Enhanced High Yield Municipal Bond, High Yield Municipal Opportunities LP, Municipal Opportunities and Short Duration High Yield Municipal Bond Strategies. He oversees a number of state-specific, tax-exempt portfolios including the Kansas Municipal Bond, Louisiana Municipal Bond and Wisconsin Municipal Bond Strategies. He is also responsible for the tender option bond/inverse floating rate program used by some of the firm’s closed-end and open-end funds. Steven began his career with Nuveen in 2003, also working as a senior analyst responsible for risk management and performance measurement processes, developing yield curve strategies and portfolio optimization techniques. He received his B.A. in Finance and Accounting and an M.B.A. in Finance from Miami University.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of an investment in each Fund are similar but there are some differences. Because the Target Funds focus on municipal securities of a single state, the Target Funds are subject to single-state risk, while the Acquiring Fund is not. Additionally, the Acquiring Fund is subject to the risks of lower-rated securities (or “junk” bonds) to a greater extent than the Target Funds.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Joint Proxy Statement as Appendix B (the “Memorandum”).

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of the Funds for the twelve-month period ended July 31, 2025, and the pro forma fees and expenses of the combined fund following the Mergers for the same period assuming all Mergers are completed and for each Merger separately.

The value of assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

1. Comparative Fee Table(1)—Mergers of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.97%	0.98%	1.03%	1.04%	1.02%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	2.78%	2.66%	2.93%	2.47%	2.41%
Other Expenses	0.10%	0.11%	0.97%	0.08%	0.08	%(1)
Total Annual Expenses	3.85%	3.75%	4.93%	3.59%	3.51%

(1)	Other Expenses are estimated based on actual expenses.

(2)	Assumes the issuance of preferred shares in the amounts set forth in the capitalization table for the Combined Fund Pro Forma, which assumes the redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma. See "C. Information About the Mergers—Capitalization". Fees on preferred shares include annual dividends paid and amortization of offering costs for shares issued in the Mergers.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
New Jersey Municipal	$39	$118	$198	$408
Pennsylvania Municipal	$38	$115	$193	$399
Missouri Municipal	$49	$148	$247	$495
Acquiring Fund	$36	$110	$186	$385
Combined Fund Pro Forma	$35	$108	$182	$378

2. Comparative Fee Table(1)—Merger of New Jersey Municipal Only

	New Jersey Municipal	Acquiring Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.97%	1.04%	1.02%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	2.78%	2.47%	2.38%
Other Expenses	0.10%	0.08%	0.07	%(1)
Total Annual Expenses	3.85%	3.59%	3.47%

(1)	Other Expenses are estimated based on actual expenses.

(2)	Assumes the issuance of preferred shares in the amounts set forth in the capitalization table for the Combined Fund Pro Forma, which assumes the redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma. See "C. Information About the Mergers—Capitalization". Fees on preferred shares include annual dividends paid and amortization of offering costs for shares issued in the Merger.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
New Jersey Municipal	$39	$118	$198	$408
Acquiring Fund	$36	$110	$186	$385
Combined Fund Pro Forma	$35	$107	$180	$375

3. Comparative Fee Table(1)—Merger of Pennsylvania Municipal Only

	Pennsylvania Municipal	Acquiring Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.98%	1.04%	1.01%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	2.66%	2.47%	2.27%
Other Expenses	0.11%	0.08%	0.08	%(1)
Total Annual Expenses	3.75%	3.59%	3.36%

(1)	Other Expenses are estimated based on actual expenses.

(2)	Assumes the issuance of preferred shares in the amounts set forth in the capitalization table for the Combined Fund Pro Forma, which assumes the redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma. See "C. Information About the Mergers—Capitalization". Fees on preferred shares include annual dividends paid and amortization of offering costs for shares issued in the Merger.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Pennsylvania Municipal	$38	$115	$193	$399
Acquiring Fund	$36	$110	$186	$385
Combined Fund Pro Forma	$34	$103	$175	$365

4. Comparative Fee Table(1)—Merger of Missouri Municipal Only

	Missouri Municipal	Acquiring Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.03%	1.04%	1.04%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	2.93%	2.47%	2.42%
Other Expenses	0.97%	0.08%	0.08	%(1)
Total Annual Expenses	4.93%	3.59%	3.54%

(1)	Other Expenses are estimated based on actual expenses.

(2)	Assumes the issuance of preferred shares in the amounts set forth in the capitalization table for the Combined Fund Pro Forma, which assumes the redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma. See "C. Information About the Mergers—Capitalization". Fees on preferred shares include annual dividends paid and amortization of offering costs for shares issued in the Merger.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Missouri Municipal	$49	$148	$247	$495
Acquiring Fund	$36	$110	$186	$385
Combined Fund Pro Forma	$36	$109	$184	$381

Comparative Performance Information

Comparative total return performance for the Funds for the period ended July 31, 2025:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
New Jersey Municipal	-3.82%	-1.35%	2.35%	-4.44%	1.00%	3.73%
Pennsylvania Municipal	-6.94%	-1.39%	1.75%	-5.92%	0.03%	3.12%
Missouri Municipal	-6.50%	-2.07%	1.23%	11.37%	-0.26%	1.49%
Acquiring Fund	-6.85%	-0.22%	2.75%	-0.43%	-0.30%	2.99%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances, it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.       RISK FACTORS

The principal risks of investing in VRDP Shares or MFP Shares, as applicable, of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Joint Proxy Statement as Appendix B. An investment in VRDP or MFP Shares of the Target Funds are also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of VRDP Shares or MFP Shares of each Target Fund in their evaluation of the applicable Merger.

C.       INFORMATION ABOUT THE MERGERS

General

Nuveen Fund Advisors, LLC, a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board considered that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

●	The potential for higher common share net earnings following the Mergers, due in part to the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as operating economies from the combined fund’s greater scale;

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

●	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares;

●	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities;

●	The Board of Missouri Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be lower than the total operating expenses (excluding the costs of leverage) of Missouri Municipal following the Mergers; and

●	The Board of each of New Jersey Municipal and Pennsylvania Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be higher than the total operating expenses of the respective Target Fund following the Mergers, but shareholders would obtain a broader investment mandate and potential for higher common share net earnings following the Mergers.

Each Target Fund’s Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund, and recognized that investments in lower rated securities are subject to higher risks than investments in higher rated securities. Each Target Fund’s Board also noted that the Target Fund’s shareholders would lose the benefit of the applicable state tax exemption as a result of the applicable Merger.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, to those of the preferred shares of the applicable Target Fund immediately prior to the closing of the Merger, except that, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the newly-issued preferred shares will not include a provision, currently applicable to each Target Fund’s preferred shares, that generally would require an additional payment to holders subject to the specified state income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from such state income taxation (in addition to federal income taxation).

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit from an increase in common share net earnings and operating efficiencies and from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. The Acquiring Board also considered that the total operating expenses (excluding the costs of leverage) of the combined fund were expected to be substantially similar to the total operating expenses of the Acquiring Fund prior to the Mergers. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, among others, each Fund’s Board has determined that its Fund’s Merger(s) is/are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder Meeting, and certain other consents, confirmations and/or waivers from various third parties, including the purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate any Target Fund as a standalone fund. The closing of one Merger is not contingent on the closing of the other Merger.

Terms of the Mergers

General. The Agreement and Plan of Merger by and among the Acquiring Fund, each Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement, sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes at the Effective Time; (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares); and (3) the conversion of the issued and outstanding VRDP Shares or MFP Shares of the Target Fund into newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued MFP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, respectively. With respect to each Merger, at the Effective Time, without any further action, the Merger Sub as the surviving company shall (i) succeed to and possess all rights, powers and privileges of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund and the Merger Sub shall vest in the Merger Sub, and (ii) be liable for all of the liabilities and obligations of the Target Fund and the Merger Sub. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Mergers and the Merger Sub will not commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers.

As a result of the Mergers, and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Mergers.

Each preferred shareholder of a Target Fund will receive the same number of Acquiring Fund VRDP Shares or Acquiring Fund MFP Shares, as applicable, having substantially similar terms as the outstanding VRDP Shares or MFP Shares of such Target Fund held by such preferred shareholder immediately prior to the closing of the Mergers, except that, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the newly-issued preferred shares will not include a provision, currently applicable to each Target Fund’s preferred shares, that generally would require an additional payment to holders subject to the specified state income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from such state income taxation (in addition to federal income taxation). The aggregate liquidation preference of the Acquiring Fund VRDP Shares or MFP Shares received in connection with the Mergers will equal the aggregate liquidation preference of a Target Fund’s VRDP Shares or MFP Shares, as applicable, held immediately prior to the closing of the Mergers. The Acquiring Fund VRDP Shares and MFP Shares to be issued in connection with the Mergers will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any VRDP Shares and MFP Shares of the Acquiring Fund to be issued in connection with the Mergers, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund has multiple series of preferred shares outstanding. As a result of the Mergers, preferred shareholders of the Funds may hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or a Target Fund individually.

The closing date is expected to be on or about February 9, 2026, or such other date as the parties may agree (the “Closing Date”). Following the Mergers, each Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Mergers as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the costs of the Mergers borne by such Fund. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder, provided the Target Fund shares were held as capital assets at the effective time of a Merger. As a result of the Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Valuation of Common Shares. Pursuant to the Agreement, the net asset value per common share of each Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties.

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Dividends. Dividends will accumulate on the existing outstanding VRDP Shares and MFP Shares of the Target Funds up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the New VRDP Shares and New MFP Shares of the Acquiring Fund will accumulate from and including the Closing Date. Prior to the Valuation Time, each Target Fund will declare all accumulated and unpaid dividends on its VRDP Shares or MFP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VRDP Shares and MFP Shares of the Target Funds, such accumulated and unpaid dividends will be paid by the applicable Target Fund on the Closing Date to the holders thereof as of the day immediately preceding the Closing Date (or if such day is not a business day, the next preceding business day).

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Merger is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by shareholders of the Target Fund and the Acquiring Fund of the proposals with respect to the Merger described in this Joint Proxy Statement, (2) each Fund’s receipt of an opinion of counsel substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (3) the absence of legal proceedings challenging the Mergers, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, for the Mergers to occur, certain other consents, confirmations and/or waivers from various third parties, including the purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained.

Termination. With respect to each Merger, the Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund’s Board or the Acquiring Fund’s Board. In addition, a Fund may at its option terminate the Agreement with respect to its Merger at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by a Target Fund’s Board or the Acquiring Fund’s Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund involved in the Merger(s).

Reasons for the Mergers

Based on the considerations described below, the Board of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of the Acquiring Fund (the “Acquiring Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Merger(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Merger(s). At a meeting held on September 17, 2025 (the “Board Meeting”), each Board approved its Fund’s Merger(s) and recommended that shareholders of its Fund, as applicable, approve such Merger(s).

At and prior to the Board Meeting, including at a previous meeting, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Merger(s). Prior to approving the Merger(s), each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board considered that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Merger(s) as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up. Based on the foregoing, each Board considered the following factors (as applicable), among others, in approving its Fund’s Merger(s) and recommending that shareholders of their respective Fund(s) approve such Merger(s):

●	the compatibility of the Funds’ investment objectives, policies and related risks;

●	the consistency of portfolio management;

●	the larger asset base of the combined fund as a result of the Merger(s) and the effect of the Merger on fees and expense ratios;

●	the potential for improved secondary market trading with respect to common shares;

●	certain historic investment performance;

●	the anticipated federal income tax-free nature of the Mergers;

●	the expected costs of the Mergers;

●	the terms of the Mergers and whether the Mergers would dilute the interests of the existing shareholders of the applicable Funds;

●	the effect of the Mergers on shareholder rights;

●	alternatives to the Mergers; and

●	any potential benefits of the Mergers to Nuveen Fund Advisors and its affiliates as a result of the Mergers.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards considered that the Funds, as municipal funds, have similar investment objectives, policies and risks, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from both regular federal income taxes and state income tax. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide high current income exempt from regular federal income tax. Accordingly, the Target Funds are subject to the economic, political and other risks of a single state, whereas the Acquiring Fund, which may invest in the municipal securities of any U.S. state or territory, is not subject to similar single state risk.

In its review, each Board considered the impact of the Merger on its Fund’s portfolio, including any shifts in quality and yield. In this regard, each Target Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the respective Target Fund and that investments in lower rated securities are subject to higher risks than investments in higher rated securities. Each Target Board further considered the significantly larger asset size of the Acquiring Fund compared to that of its Target Fund. Each Target Board noted that its respective Target Fund would lose the benefit of the state tax exemption as a result of the Merger, but recognized the potential for higher common share net earnings of the combined fund as a result of, among other things, the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as certain operating economies from the combined fund’s greater scale following the Mergers. Further, in comparison to the respective Target Fund, each Target Board considered the increased portfolio and leverage management flexibility afforded by the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities.

The Boards considered that each Fund may use leverage through a number of methods, including through the issuance of preferred shares and investments in inverse floating rate securities. In the regard, the Board considered, among other things, that New Jersey Municipal has three series of VRDP Shares outstanding, Pennsylvania Municipal has two series of VRDP Shares outstanding, and Missouri Municipal has one series of MFP Shares outstanding. The Acquiring Fund also has three series of AMTP Shares outstanding. The preferred shares of the Acquiring Fund are expected to remain outstanding following the Merger(s). With respect to holders of preferred shares of the Target Funds, each Target Board considered that upon the closing of its Merger, the holders of each series of preferred shares of the respective Target Fund outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the corresponding series of preferred shares of the Target Fund immediately prior to the closing of the Merger (subject to an exception for terms applicable to the Target Funds’ preferred shares that required an additional payment to holders subject to the specified state income taxation under certain circumstances).

With respect to the Acquiring Fund, the Acquiring Board considered that based on information by Nuveen Fund Advisors, the Acquiring Fund may benefit from an increase in common share net earnings and operating efficiencies and from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. The Acquiring Board also recognized that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Merger(s) would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

With respect to principal investment risks, while principal risks of an investment in each Fund would be similar in certain respects because each Fund invests in municipal securities and other investments the income of which is exempt from regular federal income taxes, the differences relating to the Funds’ investment objectives and policies may affect the comparative risk profiles. For example, as noted above, each Target Fund is subject to single-state risk, while the Acquiring Fund is not. Each Target Fund also invests primarily in investment grade securities, while the Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities than each Target Fund. Investments in lower rated securities are subject to higher risks than investments in higher rated securities. The Acquiring Fund therefore would be subject to increased risks from investments in lower rated securities, including a risk that the issuer will be unable to pay interest or principal when due.

Consistency of Portfolio Management. The Boards considered that each Fund has the same investment adviser and sub-adviser; however, some of the portfolio managers of the Acquiring Fund differ from the portfolio managers of each Target Fund. The portfolio managers of the Acquiring Fund will continue to manage the portfolio of the Acquiring Fund following the Merger(s).

Larger Asset Base of the Combined Fund; Effect of the Merger(s) on Fees and Expense Ratios. The Boards considered the management fee and expense ratios of each of the Funds (including estimated expense ratios of the combined fund following the Merger(s) assuming all Merger(s) are completed). Each Target Board considered that the fund-level management fee schedule of the Acquiring Fund was higher (approximately by 10 basis points) than that of the Target Fund at each breakpoint level due to differences in investment mandates of the Funds. However, the Target Board of Missouri Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be lower than the total operating expenses (excluding the costs of leverage) of Missouri Municipal following the Mergers; and each Target Board of New Jersey Municipal and Pennsylvania Municipal considered that it was expected that the total operating expenses (excluding the costs of leverage) of the combined fund would be higher than the total operating expenses of the respective Target Fund following the Mergers, but shareholders would obtain a broader investment mandate and potential for higher common share net earnings following the Mergers. In addition, the Boards considered that following the Mergers, Nuveen Fund Advisors had agreed to waive a portion of its fees with respect to the combined fund for a period of six months, the period that the Adviser anticipates is necessary to transition the portfolio of the combined fund to the investment mandate of the Acquiring Fund. The Acquiring Board also considered that the total operating expenses (excluding the costs of leverage) of the combined fund were expected to be substantially similar to the total operating expenses of the Acquiring Fund prior to the Mergers.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Merger(s), each Board considered that the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares of each Fund following the Merger(s), which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. Further, each Board considered the investment performance of the Funds on a net asset value basis for various periods ended June 30, 2025 and, based on information provided by Nuveen Fund Advisors, considered that, subject to an exception for the one-year period, the Acquiring Fund’s net asset value returns outperformed those of each Target Fund over the longer terms. In addition, based on the information provided by Nuveen Fund Advisors, the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; however, the Target Boards recognized that the past trading record of the common shares of the Acquiring Fund may not necessarily be indicative of how the common shares of the combined fund will trade in the future, and there is no guarantee that the common shares of the combined fund would have a narrower trading discount than that of each Target Fund’s common shares.

Anticipated Tax-Free Mergers. Each Merger will be structured with the intention that it qualifies as a tax-free Merger for federal income tax purposes, and each Fund participating in such Merger will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions).

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Merger(s), including the estimated costs associated with the Merger(s), and the allocation of such costs among the Funds. Preferred shareholders will not bear any costs of the Merger(s).

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the respective Merger. In lieu of fractional shares, each Target Fund’s common shareholders will receive cash. As noted above with respect to holders of preferred shares of each Target Fund, upon closing of the applicable Merger, holders of each series of preferred shares of the Target Fund outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms (subject to a limited exception) to those of the corresponding series of preferred shares of the respective Target Fund immediately prior to the closing of the Merger.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of the Merger(s). Further, as noted above, the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Merger(s) would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to the Target Funds, there will be no change to shareholder rights under state statutory law.

Alternatives. Each Board considered various alternatives to the Mergers, including evaluating various national funds as possible acquiring funds for the Target Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards considered that the Merger(s) may result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. These may include, for example, the higher management fee schedule of the Acquiring Fund and the reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Merger(s) on behalf of its Fund, concluding that each such Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Merger(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of July 31, 2025, and the pro-forma combined capitalization of the Acquiring Fund as if the Merger(s) had occurred on that date assuming the completion of all Mergers and the completion of each Merger separately.

1. Capitalization Table—Mergers of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal

The table reflects pro forma exchange ratios of approximately 1.21949309, 1.17699630, and 1.01566517 common shares of the Acquiring Fund issued for each common share of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Preferred Shares:

Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$—	$—	$87,000,000	$—	$87,000,000
Series 2031 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$—	$—	$170,000,000	$—	$170,000,000
Series 2032 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$—	$—	$100,000,000	$—	$100,000,000

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$—	$—	$17,000,000	$—	$(17,000,000	)(2)	$—
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$81,000,000	$—	$—	$—	$(81,000,000	)(2)	$—
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$144,300,000	$—	$—	$—	$—		$144,300,000
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$88,600,000	$—	$—	$—	$—		$88,600,000

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$112,500,000	$—	$—	$—		$112,500,000
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$105,000,000	$—	$—	$—		$105,000,000

Common Shareholders’ Equity:

Common Shares, $0.01 par value per share; 41,232,935 shares outstanding for New Jersey Municipal, 37,217,802 shares outstanding for Pennsylvania Municipal, 2,351,184 shares outstanding for Missouri Municipal, 116,256,898 shares outstanding for the Acquiring Fund, and 212,733,459 shares outstanding for the Combined Fund Pro Forma	$412,329	$372,178	$23,512	$1,162,569	$156,747	(3)	$2,127,335

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Paid–in surplus	581,568,128	519,571,450	29,389,484	1,506,424,811	(2,486,747	)(4)	2,634,467,126
Total distributable earnings	(80,095,300)	(82,622,520)	(5,572,080)	(349,820,253)			(518,110,153)
Net assets applicable to common shares	$501,885,157	$437,321,108	$23,840,916	$1,157,767,127	$(2,330,000)		$2,118,484,308
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.17	$11.75	$10.14	$9.96			$9.96
Authorized shares: Common	Unlimited	Unlimited	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Mergers were effective as of July 31, 2025, and are presented for informational purposes only. The actual closing date of the Mergers is expected to be on or about February 9, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.

(2)	Reflects the assumed redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma.

(3)	Assumes the issuance of 50,283,194, 43,805,341 and 2,388,026 Acquiring Fund common shares to shareholders of New Jersey Municipal, Pennsylvania Municipal and Missouri Municipal, respectively. These numbers are based on the net asset value of shares of the Funds as of July 31, 2025, adjusted for estimated Merger costs and the effect of distributions, where applicable.

(4)	Includes the impact of estimated total Merger costs of $2,330,000, which are expected to be borne by New Jersey Municipal, Pennsylvania Municipal, Missouri Municipal and the Acquiring Fund in the amounts of $1,145,000, $1,090,000, $60,000 and $35,000, respectively.

2. Capitalization Table—Merger of New Jersey Municipal Only

The table reflects a pro forma exchange ratio of approximately 1.21949309 common shares of the Acquiring Fund issued for each common share of New Jersey Municipal. If the Merger is consummated, the actual exchange ratio may vary.

	New Jersey Municipal	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Preferred Shares:

Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$87,000,000	$—		$87,000,000
Series 2031 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$170,000,000	$—		$170,000,000
Series 2032 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$100,000,000	$—		$100,000,000
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$81,000,000	$—	$(81,000,000	)(2)	$—
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$144,300,000	$—	$—		$144,300,000
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$88,600,000	$—	$—		$88,600,000

Common Shareholders’ Equity:

Common Shares, $0.01 par value per share; 41,232,935 shares outstanding for New Jersey Municipal, 116,256,898 shares outstanding for the Acquiring Fund, and 166,540,092 shares outstanding for the Combined Fund Pro Forma	$412,329	$1,162,569	$90,503	(3)	$1,665,401
Paid–in surplus	581,568,128	1,506,424,811	(1,270,503	)(4)	2,086,722,436
Total distributable earnings	(80,095,300)	(349,820,253)			(429,915,553)
Net assets applicable to common shares	$501,885,157	$1,157,767,127	$(1,180,000)		$1,658,472,284
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.17	$9.96			$9.96
Authorized shares: Common	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Merger was effective as of July 31, 2025, and are presented for informational purposes only. The actual closing date of the Merger is expected to be on or about February 9, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Mergers.

(2)	Reflects the assumed redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma.

(3)	Assumes the issuance of 50,283,194 Acquiring Fund common shares to shareholders of New Jersey Municipal. These numbers are based on the net asset value of shares of the Funds as of July 31, 2025, adjusted for estimated Merger costs and the effect of distributions, where applicable.

(4)	Includes the impact of estimated total Merger costs of $1,180,000, which are expected to be borne by New Jersey Municipal and the Acquiring Fund in the amounts of $1,145,000 and $35,000, respectively.

3. Capitalization Table—Merger of Pennsylvania Municipal Only

The table reflects a pro forma exchange ratio of approximately 1.17699630 common shares of the Acquiring Fund issued for each common share of Pennsylvania Municipal. If the Merger is consummated, the actual exchange ratio may vary.

	Pennsylvania Municipal	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Preferred Shares:

Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$87,000,000	$—		$87,000,000
Series 2031 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$170,000,000	$—		$170,000,000
Series 2032 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$100,000,000	$—		$100,000,000
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$112,500,000	$—	$—		$112,500,000
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$105,000,000	$—	$(105,000,000	)(2)	$—

Common Shareholders’ Equity:

Common Shares, $0.01 par value per share; 37,217,802 shares outstanding for Pennsylvania Municipal, 116,256,898 shares outstanding for the Acquiring Fund, and 160,062,239 shares outstanding for the Combined Fund Pro Forma	$372,178	$1,162,569	$65,875	(3)	$1,600,622
Paid–in surplus	519,571,450	1,506,424,811	(1,190,875	)(4)	2,024,805,386
Total distributable earnings	(82,622,520)	(349,820,253)			(432,442,773)
Net assets applicable to common shares	$437,321,108	$1,157,767,127	$(1,125,000)		$1,593,963,235
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$11.75	$9.96			$9.96
Authorized shares: Common	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Merger was effective as of July 31, 2025, and are presented for informational purposes only. The actual closing date of the Merger is expected to be on or about February 9, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Reflects the assumed redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma.

(3)	Assumes the issuance of 43,805,341 Acquiring Fund common shares to shareholders of Pennsylvania Municipal. This number is based on the net asset value of shares of each Fund as of July 31, 2025, adjusted for estimated Merger costs and the effect of distributions, where applicable.

(4)	Includes the impact of estimated total Merger costs of $1,125,000, which are expected to be borne by Pennsylvania Municipal and the Acquiring Fund in the amounts of $1,090,000 and $35,000, respectively.

4. Capitalization Table—Merger of Missouri Municipal Only

The table reflects a pro forma exchange ratio of approximately 1.01566517 common shares of the Acquiring Fund issued for each common share of Missouri Municipal. If the Merger is consummated, the actual exchange ratio may vary.

	Missouri Municipal	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Preferred Shares:

Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$87,000,000	$—		$87,000,000
Series 2031 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$170,000,000	$—		$170,000,000
Series 2032 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$100,000,000	$—		$100,000,000
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$17,000,000	$—	$(17,000,000	)(2)	$—

Common Shareholders’ Equity:

Common Shares, $0.01 par value per share; 2,351,184 shares outstanding for Missouri Municipal, 116,256,898 shares outstanding for the Acquiring Fund, and 118,644,924 shares outstanding for the Combined Fund Pro Forma	$23,512	$1,162,569	$368	(3)	$1,186,449
Paid–in surplus	29,389,484	1,506,424,811	(95,368	)(4)	1,535,718,927
Total distributable earnings	(5,572,080)	(349,820,253)			(355,392,333)
Net assets applicable to common shares	$23,840,916	$1,157,767,127	$(95,000)		$1,181,513,043
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$10.14	$9.96			$9.96
Authorized shares: Common	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Merger was effective as of July 31, 2025, and are presented for informational purposes only. The actual closing date of the Merger is expected to be on or about February 9, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Reflects the assumed redemption of preferred shares to maintain the desired leverage for the Combined Fund Pro Forma.

(3)	Assumes the issuance of 2,388,026 Acquiring Fund common shares to shareholders of Missouri Municipal. This number is based on the net asset value of shares of each Fund as of July 31, 2025, adjusted for estimated Merger costs and the effect of distributions, where applicable.

(4)	Includes the impact of estimated total Merger costs of $95,000, which are expected to be borne by Missouri Municipal and the Acquiring Fund in the amounts of $60,000 and $35,000, respectively.

Expenses Associated with the Mergers

Common shareholders will indirectly bear the costs of the Mergers. Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $2,330,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of New Jersey Municipal, Pennsylvania Municipal, Missouri Municipal, and the Acquiring Fund is expected to be allocated $1,145,000, $1,090,000, $60,000, and $35,000, respectively, of the estimated expenses in connection with the Mergers (0.21%, 0.23%, 0.23% and 0.00%, respectively, of New Jersey Municipal’s, Pennsylvania Municipal’s, Missouri Municipal’s, and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2025). If one or more Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[●] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Mergers.

Material Federal Income Tax Consequences of the Mergers

With respect to each Merger, as a non-waivable condition to each Fund’s obligation to consummate the Mergers, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Merger(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

(a)	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares.

(f)	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the merger.

(g)	The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)	The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

With respect to each Merger, the opinion addressing the U.S. federal income tax consequences of the Merger described above will rely on the assumption that the Acquiring Fund VRDP Shares or MFP Shares received in the Merger, if any, will constitute equity of the Acquiring Fund. In that regard, Stradley Ronon Stevens & Young, LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VRDP Shares and Acquiring Fund MFP Shares issued in the Mergers will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the Internal Revenue Service (“IRS”) will not question special tax counsel’s opinions and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Mergers could differ significantly from those described in this Joint Proxy Statement.

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger that is the subject of such opinion may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund involved in such Merger and Target Fund shareholders may recognize taxable gain or loss as a result of that Merger.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Mergers occur but the IRS or the courts determine that a Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund involved in such Merger may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, each Target Fund will declare a distribution to its preferred and common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which its Merger occurs and all prior taxable years, will have the effect of distributing to such shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid U.S. federal income tax), if any, through the Closing Date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders who are subject to federal income tax. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distributions could cause a portion of the distributions received by preferred shareholders with respect to the year to be taxable for federal income tax purposes. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Funds at the time of the Mergers.

The table below sets forth, as of August 31, 2025 (the Fund’s tax year end), New Jersey Municipal’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

New Jersey Municipal
Not subject to expiration
Short-Term	$1,941,347
Long-Term	$13,808,384
Total	$15,749,731

The table below sets forth, as of August 31, 2025 (the Fund’s tax year end), Pennsylvania Municipal’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

Pennsylvania Municipal
Not subject to expiration
Short-Term	$15,235,187
Long-Term	$2,827,610
Total	$18,062,797

The table below sets forth, as of May 31, 2025 (the Fund’s tax year end), Missouri Municipal’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

Missouri Municipal
Not subject to expiration
Short-Term	$948,165
Long-Term	$2,200,504
Total	$3,148,669

The table below sets forth, as of October 31, 2024 (the Fund’s tax year end), the Acquiring Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

Acquiring Fund
Not subject to expiration
Short-Term	$43,533,176
Long-Term	$125,862,346
Total	$169,395,522

In addition, the shareholders of the Target Funds participating in the Mergers will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of a Merger(s) when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Mergers, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Mergers), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund shareholders who hold Acquiring Fund shares after the Mergers. As a result, shareholders of the Target Funds participating in the Merger and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger(s) not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. This description of the U.S. federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Holders of each Target Fund’s common shares are being solicited separately on the foregoing proposals through a separate joint proxy statement/prospectus and not through this Joint Proxy Statement. In addition, the preferred shareholders of the Acquiring Fund also are being separately solicited to vote on the Agreement and Plan of Merger for each Merger, and common and preferred shareholders of Acquiring Fund are being separately solicited to vote on a proposal to approve the issuance of common shares of the Acquiring Fund in connection with the Agreement and Plan of Merger, through the separate joint proxy statement/prospectus.

Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of a Merger in Proposal 1. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter. Because each Target Fund’s common shareholders are being asked to vote on both Proposals Nos. 1 and 3, there may be broker non-votes received with respect to Proposal No. 1 at each Target Fund’s Meeting.

Preferred shareholders of the Funds are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, the Funds are seeking approval of the Agreement by the holders of their preferred shares.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. For a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder Meeting, and certain other consents, confirmations and/or waivers from various third parties, including the purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of any other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to a Merger; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shareholder is entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions and other anti-takeover provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws is on file with the SEC.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to each Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of each Target Fund that are transferred in connection with the Mergers, in each case as of the Valuation Time. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Acquiring Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Mergers will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable by the Acquiring Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Summary Description of Massachusetts Business Trusts.”

Distributions

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Affiliated Brokerage and Other Fees

None of the Target Funds or the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund.

Description of VRDP Shares to Be Issued by the Acquiring Fund

With respect to each of New Jersey Municipal and Pennsylvania Municipal, if the Merger takes place, the Acquiring Fund will issue VRDP Shares (the “New VRDP Shares”) pursuant to the Agreement if VRDP Shares of New Jersey Municipal and/or Pennsylvania Municipal, as applicable, are outstanding immediately prior to the closing.

Each series of VRDP Shares of New Jersey Municipal and Pennsylvania Municipal are (and the New VRDP Shares are expected to be) in a “Special Rate Period,” in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. During the current Special Rate Period, the New Jersey Municipal VRDP Shares and Pennsylvania Municipal VRDP Shares are not remarketed by a remarketing agent, and are not subject to optional or mandatory tender events or supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. The Special Rate Periods for the Series 2 and 3 VRDP Shares of New Jersey Municipal and the Series 2 and 3 VRDP Shares of Pennsylvania Municipal are “Adjustable Rate,” meaning that the beneficial owner or owners of the applicable series of VRDP Shares may agree from time to time with the applicable Target Fund to adjust the dividend rate and other economic terms.

The terms of the New VRDP Shares will be substantially similar, as of the time of the closing of the applicable Merger, to the terms of the corresponding series of VRDP Shares, as applicable, of New Jersey Municipal and/or Pennsylvania Municipal outstanding immediately prior to the closing of the applicable Merger, if any. However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New VRDP Shares will not include a provision, currently applicable to the Target Funds’ VRDP Shares, that generally would require an additional payment to holders subject to, as applicable, New Jersey or Pennsylvania income taxation in the event the applicable Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from, as applicable, New Jersey or Pennsylvania income taxation (in addition to federal income taxation). The aggregate liquidation preference of the New VRDP Shares to be received in a Merger, if any, will equal the aggregate liquidation preference of, as applicable, the New Jersey Municipal VRDP Shares or Pennsylvania VRDP Shares held immediately prior to the closing of the Merger. The economic terms of any New VRDP Shares likely may not be the same as the terms of the outstanding AMTP Shares of the Acquiring Fund or other preferred shares issued in the Mergers. The number and terms of VRDP Shares of New Jersey Municipal or of Pennsylvania Municipal currently outstanding may change prior to the Merger due to market or other conditions, and the Acquiring Fund may determine to combine two or more series of Target Fund preferred shares into a smaller number of series of Acquiring Fund preferred shares.

Holders of the New VRDP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated for each day but not yet paid during the relevant dividend period. The Acquiring Fund expects that the amount of dividends will be calculated based on an index rate equal to the SIFMA Municipal Swap Index, a percentage of the one-month term Secured Overnight Financing Rate (SOFR) or such other benchmark rate (depending on the series), or another index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VRDP Shares. The dividend rate shall in no circumstances exceed 15% per year for any dividend rate period.

The outstanding VRDP Shares of New Jersey Municipal have a final mandatory redemption date of August 3, 2043, with respect to Series 1, and April 1, 2043 with respect to Series 2 and Series 3, subject to earlier redemption or repurchase. The outstanding VRDP Shares for Pennsylvania Municipal have a final mandatory redemption date of December 1, 2042 for each of Series 2 and Series 3, subject to earlier redemption or repurchase. The New VRDP Shares are expected to have the same final mandatory redemption date as the corresponding New Jersey Municipal VRDP Shares or Pennsylvania Municipal VRDP Shares, as applicable.

The New VRDP Shares will be subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund will be obligated to redeem the New VRDP Shares on the applicable final mandatory redemption date, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The New VRDP Shares will also be redeemable in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share expected to be equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

During the Special Rate Period for the New VRDP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Special Rate Period for the New VRDP Shares, the Acquiring Fund will be obligated to redeem all of the outstanding New VRDP Shares of the applicable series, in the event a Special Rate Period transition is initiated, and a failed transition occurs, if such failure is not cured within the applicable cure period, or, in the case of series in an Adjustable Rate Special Rate Period, if the majority of beneficial owners propose adjusted rate terms and the Fund and the beneficial owners fail to reach agreement, or the Fund is not able to establish a new rate period for the applicable series, within a specified time period.

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VRDP Shares will have equal priority with each other and the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding AMTP Shares, any New VRDP Shares and New MFP Shares to be issued by the Acquiring Fund in the Mergers and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Description of MFP Shares to Be Issued by the Acquiring Fund

With respect to the Missouri Municipal Merger, if the Merger takes place, the Acquiring Fund will issue MFP Shares (the “New MFP Shares”) pursuant to the Agreement if MFP Shares of Missouri Municipal are outstanding immediately prior to the closing.

The MFP Shares of Missouri Municipal are (and the New MFP Shares, if any, are expected to be) in the “Variable Rate Mode.” During the Variable Rate Mode, the Missouri Municipal MFP Shares are not remarketed by a remarketing agent, and are not subject to optional or mandatory tender events or supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. The Variable Rate Mode for the Missouri Municipal MFP Shares is “Adjustable Rate,” meaning that the beneficial owner or owners of the MFP Shares may agree from time to time with Missouri Municipal to adjust the dividend rate and other economic terms.

The terms of the New MFP Shares will be substantially similar, as of the time of the closing of the Merger, to the terms of the MFP Shares of Missouri Municipal outstanding immediately prior to the closing of the Merger. However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New MFP Shares will not include a provision, currently applicable to Missouri Municipal’s MFP Shares, that generally would require an additional payment to holders subject to Missouri income taxation in the event Missouri Municipal were required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Missouri personal income taxation (in addition to federal income taxation). The aggregate liquidation preference of the New MFP Shares to be received in the Merger, if any, will equal the aggregate liquidation preference of the MFP Shares of Missouri Municipal held immediately prior to the closing of the Merger. The economic terms of any New MFP Shares likely will not be the same as the terms of the outstanding AMTP Shares of the Acquiring Fund or other preferred shares issued in the Mergers. The number of MFP Shares of Missouri Municipal currently outstanding may change prior to the Merger due to market or other conditions. See “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund AMTP Shares.”

Holders of the New MFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New MFP Share payable on any dividend payment date will equal the sum of dividends accumulated for each day but not yet paid during the relevant dividend period. The Acquiring Fund expects that the amount of dividends will be calculated based on an index rate expected to be equal to the SIFMA Municipal Swap Index or another index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New MFP Shares. In no circumstances may the dividend rate exceed 15% per annum for any dividend reset period.

The outstanding MFP Shares of Missouri Municipal have a term redemption date of October 1, 2047, subject to earlier redemption or repurchase. The New MFP Shares will have the same term redemption date as the corresponding Missouri Municipal MFP Shares.

The New MFP Shares will be subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund will be obligated to redeem the New MFP Shares on the term redemption date, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). New MFP Shares also will be redeemable in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share are expected to be equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

During the Variable Rate Mode for the New MFP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the New MFP Shares, the Acquiring Fund will be obligated to redeem all of the outstanding New MFP Shares, in the event a Mode transition is initiated, and a failed transition occurs, if such failure is not cured within the applicable cure period, or if the majority of beneficial owners propose adjusted rate terms and the Fund and the beneficial owners fail to reach agreement, or the Fund is not able to establish a new Mode for the applicable series, within a specified time period.

The New MFP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New MFP Shares will have equal priority with each other and the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding AMTP Shares, any New VRDP Shares and New MFP Shares to be issued by the Acquiring Fund in the Mergers and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust, by-laws, and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund limits shareholder voting to certain enumerated matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act, or, for New Jersey Municipal and Pennsylvania Municipal, a recapitalization of the Fund (under certain circumstances).

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Notwithstanding the foregoing, when the holders of preferred shares are entitled to elect any of a Fund’s trustees by class vote of such holders, the holders of thirty-three and one-third percent (33 1/3%) of the preferred shares entitled to vote at a meeting shall constitute a quorum for the purpose of such an election. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or dissolution of or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws, and unless otherwise required by applicable law, no matter may be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by certain officers of the Fund or by at least sixty-six and two-thirds percent (66 2/3%) of the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. In addition, upon or prior to the issuance of any preferred shares, the trustees must designate by resolution two trustees to be appointed to serve as trustees elected solely by the holders of the outstanding preferred shares. The board structure of the Acquiring Fund will remain in place following the closing of the Mergers.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to each declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.       ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide high current income exempt from regular federal income tax.

New Jersey Municipal’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that New Jersey Municipal’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental policy, under normal circumstances, New Jersey Municipal will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and New Jersey income taxes.

Pennsylvania Municipal’s primary investment objective is current income exempt from both regular Federal and Pennsylvania personal income taxes. Pennsylvania Municipal’s secondary investment objective is to enhance portfolio value relative to the Pennsylvania municipal bond market through investments in tax-exempt Pennsylvania municipal bonds which, in Pennsylvania Municipal’s investment adviser’s opinion, are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental policy, under normal circumstances, Pennsylvania Municipal will invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.

Missouri Municipal’s primary investment objective is current income exempt from both regular federal income taxes and Missouri personal income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Missouri municipal bond market through investments in tax-exempt Missouri Municipal Obligations that, in the opinion of the Missouri Municipal’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental policy, under normal circumstances, Missouri Municipal will invest at least 80% of its assets in municipal securities and other related investments the income from which is exempt from regular federal and Missouri income taxes.

The Acquiring Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective. Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Note that (1) each Fund’s investment objectives; (2) New Jersey Municipal’s policy to invest at least 80% of its assets in municipal securities and other related investments the income from which is exempt from regular federal and New Jersey income taxes; (3) Pennsylvania Municipal’s policy to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes; (4) Missouri Municipal’s policy to invest at least 80% of its assets in municipal securities and other related investments the income from which is exempt from regular federal and Missouri income taxes; and (5) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares mean (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Investment Policies of the Acquiring Fund

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund may invest up to 75% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund's sub-adviser.

●	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

●	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Investment Policies of New Jersey Municipal

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey state income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

●	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Investment Policies of Pennsylvania Municipal

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

●	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Investment Policies of Missouri Municipal

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

●	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax (“AMT Bonds”).

●	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Each Fund uses leverage to pursue its investment objectives. The Funds may use leverage to the extent permitted by the 1940 Act. The Funds may source leverage through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities and borrowings. In addition, the Funds may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, each Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Funds may not achieve their investment objectives during such periods.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds. The Acquiring Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and U.S. tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the United States by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the United States could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by anti-smoking campaigns, tax increases, reduced advertising, and enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Investments in inverse floating rate securities create leverage. The use of leverage creates special risks for common shareholders. See “B. Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello- Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Structured Notes. The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. An MMD Rate Lock permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Acquiring Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risks of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to rules promulgated by the SEC. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Acquiring Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing noncash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives nonrefundable cash payments based on such noncash accruals while investors incur the risk that such noncash accruals ultimately may not be realized.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

Each Board recommends that shareholders vote FOR the approval of the Agreement and Plan of Merger.

PROPOSAL NO. 3 — THE ELECTION OF BOARD MEMBERS
(New Jersey MUNICIPAL, Pennsylvania Municipal, and Missouri Municipal ONLY)

Pursuant to the governing documents of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal, each Fund’s Board is divided into three classes (Class I, Class II and Class III), with one class of shares, to be elected by the holders of the outstanding shares each year to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Preferred shareholders of each Fund are entitled to elect two Board Members each year. The common shareholders of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal are being solicited to vote on this Proposal No. 3, including the election of such Board Members to be elected by the common shareholders of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal, respectively, by means of a separate joint proxy statement/prospectus.

Three (3) Class I Board members are to be elected by the common and preferred shareholders, voting together as a single class, of each of New Jersey Municipal and Pennsylvania Municipal. Four (4) Class II Board Members are to be elected by holders of common and preferred shares, voting together as a single class, of Missouri Municipal. Two (2) Board members are to be elected by the preferred shareholders, voting separately, of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal. Board members Forrester, Kenny, and Young have been designated as Class I Board members and are nominees for the Board of New Jersey Municipal and Pennsylvania Municipal to serve for a term expiring at the time of the third succeeding annual meeting after their election or thereafter when respective successors are elected and qualified. Board members Boateng, Lancellotta, Nelson, and Toth have been designated as Class II Board members and are nominees for the Board of Missouri Municipal to serve for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter when respective successors are elected and qualified. Board Members Moschner and Wolff are nominees to be elected by holders of preferred shares of each Fund for a term expiring at the next annual meeting of each Fund or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal, as applicable, if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the present Boards of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal.

Current Class I Board Members Forrester and Kenny were appointed by the Boards of New Jersey Municipal and Pennsylvania Municipal effective January 1, 2024, and were last elected to Missouri Municipal’s Board at the annual meeting of shareholders held on April 17, 2025. Current Class II Board Members Lancellota, Nelson and Toth were last elected to New Jersey Municipal’s and Pennsylvania Municipal’s Boards at the annual meeting of shareholders held on December 12, 2023, and were last elected to Missouri Municipal’s Board at the annual meeting of shareholders held on May 8, 2023. Current Class II Board Member Boateng was appointed by the Boards of New Jersey Municipal and Pennsylvania Municipal effective January 1, 2024, and was appointed by the Board of Missouri Municipal effective May 15, 2024. Board Members Moschner and Wolff were last elected to New Jersey Municipal’s and Pennsylvania Municipal’s Boards at the annual meeting of shareholders held on December 19, 2024, and were last elected to Missouri Municipal’s Board at the annual meeting of shareholders held on April 17, 2025.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Meeting will be required to elect each Board Member of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal. When there are four (4) nominees for election to a Board, for example, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal’s Board Members.

The affirmative vote of a plurality of the preferred shares, voting separately, for each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal will be required to elect Board Members Moschner and Wolff for such Fund.

The Board of each of New Jersey Municipal, Pennsylvania Municipal, and Missouri Municipal unanimously recommends that shareholders of each Fund vote FOR the election of each Board Member nominee. Each Board Member is listed in the table below in alphabetical order.

Board Nominees/Board Members

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	[●]	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Michael A. Forrester 333 West Wacker Drive Chicago, IL 60606 1967	Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2007	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	[●]	Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2011	Formerly, Advisory Director (2010– 2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	[●]	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; formerly, Director (2021-2022) ParentSquare; formerly Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly Advisory Board Member (2017-2019), B’Box; formerly Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly Investment Committee Member (2012-2020), Cottage Health System; formerly Board Member (2009-2019) and former President of the Board (2014- 2018) of Crane Country Day School; Trustee (2011-2023) and Chairman (2017- 2023), the College Retirement Equities Fund; Manager (2011- 2023) and Chairman (2017-2023), TIAA-Separate Account VA-1

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (2006-2019) (supports the fund independent director community and is part of the Investment Company Institute (“ICI”), which represents regulated investment companies); formerly, various positions with ICI (1989- 2006).	[●]	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006- 2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993- 1995); formerly General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	[●]	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004- 2008); formerly, President Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice President of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991- 1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	[●]	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP consulting and accounting (2012- 2014); Chief Executive Officer of ABN AMRO Bank N.V., North America (insurance), and Global Head of the Financial Markets Division (2007- 2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	[●]	Formerly, Member of the Board of Directors (2008- 2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients). formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009- 2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Loren M. Starr 333 West Wacker Drive Chicago, IL 60606 1961	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2022	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020– 2021), Chief Financial Officer, Senior Managing Director (2005– 2020), Invesco Ltd. (asset management)	[●]	Director (since 2023) and Chair of the Board (since 2025), formerly Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); Former Chair and Member of the Board of Trustees (2015-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Matthew Tornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018- 2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	[●]	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008- 2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	[●]	Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005- 2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997- 2004).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	[●]	Member of the Board of Trustees (since 2005) of New York-Presbyterian Hospital. Member of the Board of Trustees (since 2004); formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board; Board Member	Term: Nominee for Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2017; Chair since 2025	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999- 2017).	[●]	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	As used in this table, the Fund Complex consists of the funds advised by the Adviser and the mutual funds advised by Teachers Advisers, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of [●], 2025. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	New Jersey Municipal		Pennsylvania Municipal		Missouri Municipal		Acquiring Fund		Family of Investment Companies(1)

Joseph A. Boateng(2)	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Michael A. Forrester(2)	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Thomas J. Kenny(2)	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Amy B. R. Lancellotta	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Joanne T. Medero	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Albin F. Moschner	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
John K. Nelson	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Loren M. Starr(2)	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Matthew Thornton III	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Terence J. Toth	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Margaret L. Wolff	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]
Robert L. Young	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

(2)	“Aggregate Range of Equity Securities in All Registered Investment Companies Overseen in Family of Investment Companies” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes holdings in College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

The table below presents information on Board Members who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser as of December 31, 2024.

Name of Board Member	Name of Owners/ Relationships to Board Member	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$37,455	0.01%
	KSHFO, LLC(4)	Global Timber Resources Investor Fund, LP	None	$567,738	6.01%
	KSHFO, LLC(4)	TIAA-CREF Global Agriculture II LLC	None	$717,269	0.05%
	KSHFO, LLC(4)	Global Agriculture II AIV (US) LLC	None	$681,911	0.17%
(1)	The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen.

(2)	These amounts reflect the value of holdings as of December 31, 2024. As of the date of this Joint Proxy Statement, that is the most recent information available regarding the valuation of shares of the Companies.

(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4)	Mr. Kenny owns 6.60% of KSHFO, LLC.

As of [●], each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of [●], the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Target Funds and the Acquiring Fund.”

Compensation

Prior to January 1, 2025, Independent Board Members received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $20,000 for membership on the Investment Committee; and (c) an annual retainer of $20,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; the chair and/or co-chair of the Investment Committee received $20,000 annually; and the chair and/or co-chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee received $20,000 annually. Independent Board Members were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Fund Complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that are discussed at a given meeting.

Effective January 1, 2025, Independent Board Members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the Chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the Chair and/or Co-Chair of the Investment Committee receives $30,000 annually; and the Chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee receive $25,000 annually. Independent Board Members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the Chair and/or Co-Chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for each Fund’s last fiscal year for which published financial statements are available.

Aggregate Compensation from the Funds*

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Total Compensation from Nuveen Funds Paid to Board Members
Joseph A. Boateng(1)	$2,240	$1,814	$115	$3,039	$464,250
Michael A. Forrester(1)	$2,270	$1,839	$119	$3,162	$480,750
Thomas J. Kenny(1)	$2,644	$2,142	$146	$4,027	$610,000
Amy B. R. Lancellotta	$2,438	$1,975	$125	$4,427	$469,250
Joanne T. Medero	$2,259	$1,830	$119	$4,368	$461,987
Albin F. Moschner	$2,317	$1,877	$122	$4,510	$481,250
John K. Nelson	$2,375	$1,924	$122	$4,551	$483,250
Loren M. Starr(1)	$2,336	$1,892	$122	$3,240	$479,750
Matthew Thornton III	$2,426	$1,965	$125	$4,323	$463,750
Terence J. Toth	$2,226	$1,804	$133	$5,421	$575,750
Margaret L. Wolff	$2,585	$2,095	$137	$5,080	$535,644
Robert L. Young	$2,960	$2,398	$142	$4,808	$502,381
(1)	“Total Compensation from Funds in the Fund Complex” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2024.

(*)	Includes deferred fees. Pursuant to a deferred compensation plan with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Funds) payable are:

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund
Joseph A. Boateng(1)	$560	$454	$29	$758
Michael A. Forrester(1)	$2,270	$1,839	$119	$3,162
Thomas J. Kenny(1)	$601	$488	$35	$1,007
Amy B. R. Lancellotta	$515	$418	$34	$1,494
Joanne T. Medero	$567	$459	$33	$1,564
Albin F. Moschner	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0
Loren M. Starr(1)	$409	$332	$32	$1,116
Matthew Thornton III	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0
Margaret L. Wolff	$776	$628	$41	$1,851
Robert L. Young	$1,924	$1,559	$92	$3,167

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain directors may instead serve as consultants. As indicated in the “Board Members/Nominees” table included herein. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the Fund Complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Board Members. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Young to serve as an independent Chair of the Board. Pursuant to the Fund’s by-laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the by-laws. Specific responsibilities of the Chair include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other Board Members, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Executive Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Executive Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Executive Committee met [●] times.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson, Mr. Kenny and Mr. Starr. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Dividend Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Dividend Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Dividend Committee met [●] times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at https://www.nuveen.com/fundgovernance. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Audit Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Audit Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Audit Committee met [●] times.

Compliance, Risk Management and Regulatory Oversight Committee.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner and Mr. Toth. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Compliance Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Compliance Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Compliance Committee met [●] times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters, and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Toth, and Ms. Wolff. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Nominating and Governance Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Nominating and Governance Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Nominating and Governance Committee met [●] times.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee’s is composed of the Independent Board Members of the Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Investment Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Investment Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Investment Committee met [●] times.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. During the fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal the Closed-End Fund Committee met [●] times. During the fiscal year ended May 31, 2025 for Missouri Municipal, the Closed-End Fund Committee met [●] times. During the fiscal year ended October 31, 2024 for the Acquiring Fund, the Closed-End Fund Committee met [●] times.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund (i) during the Fund’s fiscal year ended August 31, 2025 for New Jersey Municipal and Pennsylvania Municipal was [●] times, (ii) during the Fund’s the fiscal year ended May 31, 2025 for Missouri Municipal was [●] times, and (iii) during the Fund’s fiscal year ended October 31, 2024 for the Acquiring Fund was [●] times. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an investment committee member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2012 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012- 2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Senior Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Marc Cardella 8500 Andrew Carnegie Blvd Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Indefinite Length of Service: Since 2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Senior Managing Director, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term: Indefinite Length of Service: Since 2016	Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Teacher Advisors, LLC, TIAA-CREF Investment Management LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Information as of November 12, 2025.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of seven Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Joseph A. Boateng

Amy Lancellotta

John K. Nelson, Chair

Loren M. Starr

Matthew Thornton III

Margaret L. Wolff

Robert L. Young.

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024
New Jersey Municipal	$26,628	$26,600	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal	$26,628	$26,600	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024
Missouri Municipal	$26,600	$26,600	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023
Acquiring Fund	$40,750	$40,000	$5,500	$2,600	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024
New Jersey Municipal	$0	$0	$0	$0	$0	$0	$11,084,014	$0
Pennsylvania Municipal	$0	$0	$0	$0	$0	$0	$11,084,014	$0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024
Missouri Municipal	$0	$0	$0	$0	$0	$0	$0	$0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023
Acquiring Fund	$0	$0	$0	$0	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) has served as independent registered public accounting firm for each Target Fund for its most recent fiscal year ending in 2025. KPMG LLP (“KPMG”) served as independent registered public accounting firm for the Acquiring Fund for the fiscal year ended in 2024. The Board of the Acquiring Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Acquiring Fund for its current fiscal year. A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Changes in Independent Registered Public Accounting Firm

(a) Previous independent registered public accounting firm: On October 24, 2024, the Board of each Target Fund, upon recommendation from the Audit Committee of each Target Fund, notified KPMG LLP (“KPMG”) that it would be dismissed as the independent registered public accounting firm for each of the Funds.

With respect to each of New Jersey Municipal and Pennsylvania Municipal, KPMG’s dismissal as New Jersey Municipal and Pennsylvania Municipal’s independent registered public accounting firm was effective on October 29, 2024, which is the date on which KPMG issued their report on their audit of New Jersey Municipal and Pennsylvania Municipal’s financial statements to be included in New Jersey Municipal and Pennsylvania Municipal’s 2024 Annual Report. KPMG’s audit reports on New Jersey Municipal and Pennsylvania Municipal’s financial statements as of and for the fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During New Jersey Municipal and Pennsylvania Municipal’s fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023, and the subsequent interim period through October 29, 2024, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During New Jersey Municipal and Pennsylvania Municipal’s fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023 and the subsequent interim period through October 29, 2024, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

With respect to Missouri Municipal, KPMG’s audit reports on Missouri Municipal’s financial statements as of and for the fiscal years ended May 31, 2024 and May 31, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Missouri Municipal’s fiscal years ended May 31, 2024 and May 31, 2023, and for the period June 1, 2024 through October 24, 2024, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During Missouri Municipal’s fiscal years ended May 31, 2024 and May 31, 2023 and for the period June 1, 2024 through October 24, 2024, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Target Funds provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Funds with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the above statements.

(b) New independent registered public accounting firm: On October 24, 2024, the Board of each Target Fund, upon recommendation from the Audit Committee, appointed PwC as the new independent registered public accounting firm for the Target Funds.

During New Jersey Municipal and Pennsylvania Municipal’s fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023, and the subsequent interim period through October 29, 2024, New Jersey Municipal and Pennsylvania Municipal have not consulted with PwC regarding any of the matters described in Regulation S-K Item 304 (“S-K 304”), S-K 304(a)(2)(i) or S-K 304(a)(2)(ii) disclosure.

During Missouri Municipal’s fiscal years ended May 31, 2024 and May 31, 2023 and for the subsequent interim period through October 24, 2024, Missouri Municipal has not consulted with PwC regarding any of the matters described in Regulation S-K Item 304 (“S-K304”), S-K304(a)(2)(i) or S-K304(a)(2)(ii) disclosure.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Boards considered that it was expected that the annual operating expense ratio of the combined fund following the Mergers, excluding leverage, would be lower than the operating expense ratio of Missouri Municipal, higher than the operating expenses of New Jersey Municipal and Pennsylvania Municipal and substantially similar for the Acquiring Fund. The operating expense ratios presented below reflect the twelve months ended July 31, 2025 for each Fund and the pro forma fees and expenses of the combined fund following the Mergers for the same period, based on the assumptions set forth in the Comparative Fee Tables beginning at page 22.

	New Jersey Municipal	Pennsylvania Municipal	Missouri Municipal	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to Managed Assets)
Management Fees	0.97%	0.98%	1.03%	1.04%	1.02%
Other Expenses	0.10%	0.11%	0.97%	0.08%	0.08%
Total Annual Expenses	1.07%	1.09%	2.00%	1.12%	1.10%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum attached as Appendix B to this Joint Proxy Statement for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s Declaration of Trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

Please see “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Memorandum attached as Appendix B to this Joint Proxy Statement.

Description of Outstanding Acquiring Fund AMTP Shares

The Acquiring Fund’s outstanding AMTP Shares, which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Mandatory Redemption Date
AMTP, Series 2028	870	$0.01	$100,000	February 26, 2018	March 1, 2028
AMTP, Series 2031	1,700	$0.01	$100,000	April 19, 2021	April 1, 2031
AMTP, Series 2032	1,000	$0.01	$100,000	June 2, 2022	June 1, 2032

Holders of outstanding AMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per outstanding AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the outstanding AMTP Shares. In no circumstances may the dividend rate exceed 15% per annum with respect to any rate period.

The Fund, as authorized by the Board of Trustees and in accordance with and subject to the terms of the applicable AMTP Shares Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Preferred Shares (the “Applicable AMTP Statement”), may modify or amend the terms and conditions applicable to the AMTP Shares, and any such “Adjusted Terms” (as defined in Article I of the Applicable AMTP Statement) applicable to the AMTP Shares will be set forth in an amended appendix or in a supplement to the Applicable AMTP Statement thereto that is then in effect, or in a separate statement establishing and fixing the rights and preferences of the AMTP Shares, as applicable. Modified terms may include changes to the dividend rate spread or other terms, as agreed to with the designated owners. If the majority of designated owners propose Adjusted Terms, and the Fund and the designated owners fail to enter into an agreement to the Adjusted Terms and the Fund is unable to arrange a third party purchase during the applicable notice period, then the proposed Adjusted Terms shall not take effect, and such failure shall constitute a “Failed Adjustment Event” and the Fund shall redeem all of the outstanding AMTP Shares. If the Fund is the proposing party for Adjusted Terms, and the Fund and the designated owners fail to reach such agreement on the Adjusted Terms within the specified notice period, the Adjusted Terms shall be deemed withdrawn and the applicable Adjusted Terms notice period shall terminate without further recourse.

The outstanding AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding AMTP Shares on the dates listed above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The outstanding AMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the Statements for the outstanding AMTP Shares or as otherwise required by applicable law, (1) each holder of outstanding AMTP Shares is entitled to one vote for each outstanding AMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of outstanding AMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding AMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding AMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

With respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding AMTP Shares or holders of outstanding AMTP Shares, holders of outstanding AMTP Shares vote separately. In addition, holders of outstanding AMTP Shares of each series have certain consent rights under the purchase agreement for the AMTP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of outstanding AMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including outstanding AMTP Shares, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding AMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding AMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New MFP Shares and the New VRDP Shares to be issued in connection with the Mergers, if any.

Custodian, Transfer Agent, and Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares and the Acquiring Fund’s AMTP Shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (“Computershare”). The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Missouri Municipal’s MFP Shares and each of New Jersey Municipal and Pennsylvania Municipal’s VRDP Shares. The Bank of New York Mellon will serve in such capacity for the New MFP Shares and the New VRDP Shares issued in the Merger.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders who hold their shares as capital assets and does not address all of the federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences. The discussion reflects applicable federal income tax laws of the United States as of the date of this Joint Proxy Statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of the Acquiring Fund that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person (as such term is defined under the Code).

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Mergers occur) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its U.S. shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A U.S. shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to U.S. shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. For taxable years beginning after December 31, 2022, exempt-interest dividends may also affect the corporate alternative minimum tax liability of some corporate U.S. shareholders.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short- term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate U.S. shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to U.S. shareholders who hold their shares as capital assets. Generally, a U.S. shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate U.S. shareholders, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year for federal income tax purposes, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

With respect to the preferred shares of the Acquiring Fund to be issued in the Mergers, if any, the Acquiring Fund will receive opinions from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations within the meaning of Section 368(a) of the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for any preferred shares to be issued in the Mergers, there can be no assurance that the IRS will not challenge special tax counsel’s opinions and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Experts

The financial statements appearing in the Annual Reports of New Jersey Municipal and Pennsylvania Municipal for the fiscal year ended August 31, 2025, and of Missouri Municipal for the fiscal year ended May 31, 2025 are incorporated by reference herein. The financial statements appearing in the Annual Report for the Acquiring Fund for the fiscal year ended October 31, 2024, which were audited by KPMG, an independent registered public accounting firm, and the financial statements appearing in the Semi-Annual Report for the Acquiring Fund for the period ended April 30, 2025 are incorporated by reference herein. PwC, an independent registered public accounting firm, audited the Target Funds’ financial statements as of and for the 2025 fiscal year and has been appointed to serve as independent registered public accounting firm to the Acquiring Fund for the current fiscal year. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606. Each Fund’s financial statements as of and for the 2024, 2023, 2022, 2021 and 2020 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information as of October 2, 2025.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
New Jersey Municipal
Common shares	Unlimited	—	41,232,935
Preferred shares	3,139	—	3,139
Pennsylvania Municipal
Common shares	Unlimited	—	37,217,802
Preferred shares	2,175	—	2,175
Missouri Municipal
Common shares	Unlimited	—	2,352,067
Preferred shares	180	—	170

The common shares of New Jersey Municipal, Pennsylvania Municipal, Missouri Municipal and the Acquiring Fund are listed and trade on the NYSE under the ticker symbols NXJ, NQP, NOM, and NMZ, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund and the Target Funds are currently listed on any exchange.

Shareholders of the Target Funds

As of November 5, 2025, the members of the Board and officers of each Target Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Target Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before November 5, 2025. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of November 5, 2025 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
New Jersey Municipal—
Common Shares
VRDP, Series 1	Toronto Dominion Investments, Inc.(1) Toronto Dominion Holdings (U.S.A.), Inc.(1) 31 West 52nd Street, Floor 18 New York, NY 10019 TD Group US Holdings LLC(1) 241 Little Falls Drive Wellington, DE 19808 The Toronto-Dominion Bank(1) Tortonto-Dominion Centre, P.O. Box 1, Toronto, Ontario, Canada M5K 1A2	810	100%	100%	8.95%
VRDP, Series 2	Wells Fargo & Company(2) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(2) 30 Hudson Yards, New York, NY 10001	1,443	100%	100%	68.52%
VRDP, Series 3	Wells Fargo & Company(2) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(2) 30 Hudson Yards, New York, NY 10001	886	100%	100%	68.52%
Pennsylvania Municipal—
Common Shares	Saba Capital Management, L.P. (3) Saba Capital Management GP, LLC(3) Mr. Boaz R. Weinstein(3) 405 Lexington Avenue, 58th Floor New York, NY, 10174	4,678,761	12.57%	2.58%	N/A
VRDP, Series 2	Wells Fargo & Company(2) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(2) 30 Hudson Yards, New York, NY 10001	1,125	100%	100%	68.52%
VRDP, Series 3	Wells Fargo & Company(2) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(2) 30 Hudson Yards, New York, NY 10001	1,050	100%	100%	68.52%
Missouri Municipal—
Common Shares
MFP, Series A	Bank of America Corporation(4) Bank of America Corporate Center 100 N. Tryon Street Charlotte, NC, 28255 Bank of America Preferred Funding Corporation(4) 214 North Tryon Street Charlotte, NC 28255	170	100%	100%	22.53%

(1)	Toronto Dominion Investments, Inc., Toronto Dominion Holdings (U.S.A), Inc., TD Group US Holdings LLC, and The Toronto-Dominion Bank filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(2)	Wells Fargo & Company and Wells Fargo Municipal Capital Strategies, LLC filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(3)	Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(4)	Bank of America Corporation and Bank of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

Neither of New Jersey Municipal and Missouri Municipal is aware of any shareholders holding more than 5% of its common shares. No Fund is aware of any person who, as of November 5, 2025, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $2,330,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers to be borne by the Funds. Based on the expected benefits of the Mergers to each Fund, each of New Jersey Municipal, Pennsylvania Municipal, Missouri Municipal, and the Acquiring Fund is expected to be allocated $1,145,000, $1,090,000, $60,000, and $35,000, respectively, of the estimated expenses in connection with the Mergers. If one or more Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[●] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

With respect to each Merger, if Proposal No. 1 is approved at the Target Fund’s and the Acquiring Fund’s Meeting and the Merger is consummated, the Target Fund will cease to exist and will not hold its next annual meeting. If the Mergers are not approved or are not consummated, New Jersey Municipal and Pennsylvania Municipal hold their next annual meeting of shareholders in December 2026. If the Merger of Missouri Municipal is not approved or consummated, it expects to hold its next annual meeting in April 2027. The Acquiring Fund expects to hold its next annual meeting in August 2026.

To be considered for presentation at the 2026 annual meeting of shareholders of New Jersey Municipal, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [●]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 for the 2026 annual meeting must, pursuant to the Fund’s by-laws, submit such written notice to New Jersey Municipal no earlier than [●] and no later than [●]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

To be considered for presentation at the 2026 annual meeting of shareholders of Pennsylvania Municipal, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [●]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 for the 2026 annual meeting must, pursuant to the Fund’s by-laws, submit such written notice to Pennsylvania Municipal no earlier than [●] and no later than [●]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

To be considered for presentation at the 2027 annual meeting of shareholders of Missouri Municipal, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [●]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 for the 2026 annual meeting must, pursuant to the Fund’s by-laws, submit such written notice to Missouri Municipal no earlier than [●] and no later than [●]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the applicable Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each applicable Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the applicable Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for New Jersey Municipal is August 31. The fiscal year end for Pennsylvania Municipal is August 31. The fiscal year end for Missouri Municipal is May 31. The fiscal year end for the Acquiring Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 16, 2025

The Joint Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to a Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of shareholders and their addresses entitled to be present and to vote at that Fund’s Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chairperson of the Meeting may, whether or not a quorum is present, adjourn the Meeting with respect to one or more matters to be considered on behalf of a Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Meetings.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 described in this Joint Proxy Statement but may vote such customer’s shares on Proposal No. 3 in such broker-dealer’s discretion. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

APPENDIX A
FORM OF AGREEMENT AND PLAN OF MERGER

agreement and plan of MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [●] day of [●], by and among Nuveen Municipal High Income Opportunity Fund (the “Acquiring Fund”), each of Nuveen New Jersey Quality Municipal Income Fund (“New Jersey Municipal” or a “Target Fund”), Nuveen Pennsylvania Quality Municipal Income Fund (“Pennsylvania Municipal” or a “Target Fund”), and Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal” or a “Target Fund”), each a Massachusetts business trust, and NMZ Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger, this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of the issued and outstanding common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”), newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”), (ii) with respect to holders of any issued and outstanding Variable Rate Demand Preferred Shares (“VRDP Shares”) of New Jersey Municipal, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares”), (iii) with respect to holders of any issued and outstanding VRDP Shares of Pennsylvania Municipal, newly issued Acquiring Fund VRDP Shares, (iv) with respect to holders of any issued and outstanding MuniFund Preferred Shares (“MFP Shares”) of Missouri Municipal, newly issued MFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund MFP Shares” and, together with the Acquiring Fund VRDP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund VRDP Shares and the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that each Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Mergers, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that its Merger is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

merger

1.1   MERGER. With respect to each Merger, subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of the M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)   With respect to each Merger, upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(b)  With respect to each Merger, at the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)  Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2);

(ii)  The Target Fund MFP Shares or VRDP Shares, as applicable, issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder(s) thereof, be converted into the same number of Acquiring Fund MFP Shares or VRDP Shares, respectively (with such series designation(s) as is or are deemed appropriate by the officers of the Acquiring Fund), having (a) substantially similar terms to such Target Fund MFP Shares or VRDP Shares of the applicable series, respectively, as of the Closing (as defined in Section 3.1), other than certain terms relating to dividends on state specific funds that are not applicable to the Acquiring Fund shares, (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund; and

(iii)  The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(c)   The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Organization”) shall be the certificate of organization of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”), shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(d)  With respect to each Merger, at the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. With respect to each Merger, at the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(e)   With respect to each Merger, the Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of the issued and outstanding Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of any issued and outstanding MFP Shares or VRDP Shares of a Target Fund, as applicable, the number of MFP Shares or VRDP Shares held by such shareholder of a Target Fund immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the applicable transfer agent or tender and paying agent, as applicable, for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares or the Acquiring Fund Preferred Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(f)   With respect to each Merger, the Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of such Target Fund participating in a Merger are aggregated with the Acquiring Fund’s assets and the assets of the other Target Fund participating in a Merger, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2   DISSOLUTION, LIQUIDATION AND TERMINATION. If all Mergers occur at the same time, as soon as practicable after the Effective Time (or if all Mergers do not occur at the same time, as soon as practicable after the Effective Time of the last Merger to occur), the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3   ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4   DECLARATION OF PREFERRED SHARE DIVIDENDS. Dividends shall accumulate on any issued and outstanding MFP Shares or VRDP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date (as defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on such MFP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to any issued and outstanding VRDP Shares of New Jersey Municipal or of Pennsylvania Municipal or MFP Shares of Missouri Municipal, such dividends will be paid by the applicable Target Fund on the Closing Date to holders thereof as of the day immediately preceding the Closing Date (or, if such day is not a business day, the next preceding business day).

1.5   TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than that of the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6   REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.7   BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1   VALUATION OF SHARES. With respect to each Merger, the net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the applicable Target Fund Board and the Acquiring Fund Board).

2.2   COMMON SHARES TO BE ISSUED. In each Merger, as of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in a Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of such Target Fund’s Common Shares held by such Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. With respect to each Merger, in the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in each Merger, the transfer agent for the Acquiring Fund’s common shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3   EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed, if practicable, until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1. Otherwise, the valuation shall be determined as set forth in Section 2.1.

2.4   COMPUTATIONS OF NET ASSET VALUE. Subject to Section 2.1 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

Article III

CLOSING AND CLOSING DATE

3.1   CLOSING DATE. With respect to each Merger, the conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived (if waivable) with respect to the Target Fund, the Acquiring Fund and the Merger Sub in order for the closing of a Merger to take place. The closing of each Merger (the “Closing”) shall occur on [●], 2026 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2   CUSTODIAN’S CERTIFICATE. With respect to each Merger, the Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3   CERTIFICATES OF TRANSFER AGENTS.

(a)   With respect to each Merger, the Target Fund shall issue and deliver, or cause its transfer agent or tender and paying agent, as applicable, to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to such Target Fund, the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and preferred shares, as applicable, of the Target Fund and the number and percentage ownership of outstanding common shares and preferred shares, as applicable, held by each such Target Fund Shareholder immediately prior to the Closing.

(b)   With respect to each Merger, the Acquiring Fund shall issue and deliver, or cause the transfer agent, or tender and paying agent, as applicable, with respect to each of the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares, as applicable, to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4   DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. Each Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of such Target Fund and to otherwise carry out the intent and purpose of this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1   REPRESENTATIONS OF EACH TARGET FUND. Each Target Fund represents and warrants the following to the Acquiring Fund Parties solely on its own behalf with respect to itself and its Merger, as applicable:

(a)   The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)   The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)   The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws or, if the Target Fund has any issued and outstanding MFP Shares or VRDP Shares as of the Closing, the Target Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares, as supplemented and amended (“Target Fund MFP Statement” or a “Target Fund Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as supplemented and amended (“Target Fund VRDP Statement” or a “Target Fund Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)   There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)   No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)   (New Jersey Municipal and Pennsylvania Municipal Only) The financial statements of the Target Fund as of August 31, 2025, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of August 31, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)   (New Jersey and Pennsylvania Municipal Only) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to August 31, 2025, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)   (Missouri Municipal Only) The financial statements of the Target Fund as of May 31, 2025, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of May 31, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)   (Missouri Municipal Only) Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to May 31, 2025, whether or not incurred in the ordinary course of business. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)   All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)   The authorized capital of the Target Fund consists of an unlimited number of common shares and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding preferred shares except as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(l)   At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire all of the rights of the Target Fund.

(m)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)   The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)   From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Target Fund’s Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)   No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)   For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2   REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to each Target Fund as follows:

(a)   The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)   The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)   The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)   The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to approval by its preferred shareholders and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, any Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Preferred Shares, as supplemented and amended (the “Acquiring Fund AMTP Statement”), or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)   The Merger Sub is not, and the execution delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)   No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to a Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)   The financial statements of the Acquiring Fund as of October 31, 2024, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2024, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)   The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2025, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2025, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i)   Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)   All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(k)   The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(l)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)   The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(n)   The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)   From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q)   For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. The Acquiring Fund has a valid business purpose for undertaking the transactions described in this Agreement. The Acquiring Fund is in the same line of business as each Target Fund. Following the Mergers, the Acquiring Fund will (i) continue such line of business with no plan or intention to change such line of business (and the Acquiring Fund did not enter into such line of business as part of the plan of reorganization) and (ii) use each Target Fund’s historic business assets in its business and has no plan or intention to sell any of such historic business assets other than in the ordinary course of conducting the Acquiring Fund’s trade or business as a RIC for reasons that will be independent of, and unrelated to, such Mergers.

(r)   All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)   Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

Article V

COVENANTS OF the FUNDs AND MERGER SUBSIDIARY

5.1   OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f) and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2   APPROVAL OF SHAREHOLDERS. The Acquiring Fund will call a meeting of its common and preferred shareholders and each Target Fund will call a meeting of its common and preferred shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3   ADDITIONAL INFORMATION. Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.4   FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5   PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund and the approval of each Merger by the common shareholders of the applicable Target Fund and the common and preferred shareholders of the Acquiring Fund and related matters (the “Registration Statement”), one or more proxy statements relating to: the approval of the applicable Merger by the holders of Missouri Municipal’s MFP Shares (the “MFP Proxy Statement”), the approval of the applicable Merger by the holders of Pennsylvania Municipal’s VRDP Shares (the “Pennsylvania VRDP Proxy Statement”), and the approval of the applicable Merger by the holders of New Jersey Municipal’s VRDP Shares (the “New Jersey VRDP Proxy Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement, the MFP Proxy Statement, the Pennsylvania VRDP Proxy Statement, and the New Jersey VRDP Proxy Statement shall be in compliance with the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6   REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7   TAX STATUS OF MERGERS. The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of each Target FUND

With respect to the Merger of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1   All representations, covenants and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2   The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND Parties

With respect to the Merger of each Target Fund, the obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1   All representations, covenants and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund Parties on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2   Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3   Such Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4   Prior to the Valuation Time, such Target Fund will have declared the dividends and/or distributions contemplated by Sections 1.4 and 8.5.

7.5   Such Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6   Unless otherwise directed by the Adviser, all contracts of such Target Fund set forth on Schedule 7.6 will be terminated with respect to such Target Fund as of or prior to the Closing.

Article VIII

FURTHER CONDITIONS PRECEDENT

With respect to the Merger of each Target Fund, the obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1   This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of such Target Fund’s Declaration of Trust, By-Laws and the applicable Target Fund Statement. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, each Acquiring Fund AMTP Statement. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2   As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3   All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, if necessary, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4   The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5   The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of such Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Funds, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6   A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7   The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)   The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424 under the 1933 Act.

(b)   The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)   The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)   Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts.

(e)   The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(g)   The execution and delivery of this Agreement by the Acquiring Fund and the Merger Sub did not, and the consummation by the Acquiring Fund and the Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws, or any Acquiring Fund AMTP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws and each Acquiring Fund AMTP Statement) or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8   With respect to each Target Fund, the Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Target Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)   The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424 under the 1933 Act.

(b)   The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)   To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)   The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or if the Target Fund has any issued and outstanding MFP Shares or VRDP Shares as of the Closing, the applicable Target Fund Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust, By-Laws and, if applicable, Target Fund Statement).

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9   With respect to each Merger, the Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)   The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)   No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)   No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)   No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)   The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares.

(f)   The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund Shares were held by such shareholder, provided the Target Fund Shares are held as capital assets at the time of the merger.

(g)   The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)   The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Mergers on the Target Funds, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.9 with respect to its Merger(s). Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund MFP Shares, or Acquiring Fund VRDP Shares, as applicable, as equity for federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by Stradley Ronon Stevens & Young, LLP with respect to such issue.

Article IX

EXPENSES

9.1   The expenses incurred in connection with the Mergers (whether or not the Merger with respect to a Target Fund is consummated) will be allocated among and borne by all of the Funds ratably based on the projected relative benefits to the common shareholders of each Fund, as common shareholders of the Acquiring Fund for a period equal to shareholders’ average holding period of shares for each Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2   Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3   Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

Article X

ENTIRE AGREEMENT

10.1   The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

Article XI

TERMINATION

11.1   With respect to each Merger, this Agreement may be terminated by the mutual agreement of the parties to such Merger, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, with respect to each Merger, either Fund participating in such Merger may at its option terminate the Agreement at or before the Closing due to:

(a)   a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)   a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)   a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Merger(s).

11.2   In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or a Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

Article XII

AMENDMENTS

12.1   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders of the applicable Target Fund under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1   The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3   This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5   It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

13.6   It is understood and agreed that the use of a single agreement among the parties is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund Parties, as if each party had executed a separate document. No party will have any liability for the obligations under this Agreement of any other party, and the liabilities of each party under this Agreement will be several and not joint.

13.7   The failure of any Target Fund or the Acquiring Fund Parties with respect to a Target Fund to consummate a Merger shall not affect the validity of any other Merger, and the provisions of this Agreement shall be construed to effect this intent.

[Remainder of Page Intentionally Left Blank]

APPENDIX B
CONFIDENTIAL INFORMATION MEMORANDUM

B-1

STRICTLY CONFIDENTIAL

APPENDIX B

CONFIDENTIAL INFORMATION MEMORANDUM

NUVEEN Municipal HIgh Income Opportunity Fund

Series 1 variable rate demand preferred shares
Series 2 Variable rate demand PREFERRED shares
Series 3 Variable Rate Demand Preferred Shares
Series 4 Variable rate demand Preferred Shares
series 5 variable rate demand preferred shares
series A Munifund Preferred Shares
LIQUIDATION PREFERENCE $100,000 PER Share

_______________________

This Information Memorandum (the “Information Memorandum”) is provided for information purposes in connection with the issuance of Series 1 Variable Rate Demand Preferred Shares (the “Series 1 VRDP Shares”), Series 2 Variable Rate Demand Preferred Shares (the “Series 2 VRDP Shares”), Series 3 Variable Rate Demand Preferred Shares (the “Series 3 VRDP Shares”), Series 4 Variable Rate Demand Preferred Shares (the “Series 4 VRDP Shares”), and Series 5 Variable Rate Demand Preferred Shares (the “Series 5 VRDP Shares”, together with the Series 1 VRDP Shares, the Series 2 VRDP Shares, the Series 3 VRDP Shares and the Series 4 VRDP Shares, the “New VRDP Shares”), par value $0.01 per share, with a liquidation preference of $100,000 per share, and Series A MuniFund Preferred Shares in the Variable Rate Mode (as defined herein) (the “New VRM-MFP Shares”), par value $0.01 per share, with a liquidation preference of $100,000 per share, of Nuveen Municipal High Income Opportunity Fund (the “Fund”) in connection with the proposed merger of Nuveen New Jersey Quality Municipal Income Fund (“New Jersey Municipal” or a “Target Fund”), Nuveen Pennsylvania Quality Municipal Income Fund (“Pennsylvania Municipal” or a “Target Fund”) and Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal” or a “Target Fund”, and together with New Jersey Municipal and Pennsylvania Municipal, the “Target Funds”) with and into a wholly-owned subsidiary of the Fund (each, a “Merger” and together, the “Mergers”).

This Information Memorandum is being provided exclusively to holders of Series 1, Series 2 and Series 3 Variable Rate Demand Preferred Shares of New Jersey Municipal (the “New Jersey Municipal VRDP Shares”) and Series 2 and Series 3 Variable Rate Demand Preferred Shares of Pennsylvania Municipal (the “Pennsylvania Municipal VRDP Shares, and together with the New Jersey Municipal VRDP Shares, the “VRDP Shares”) and holders of Series A MuniFund Preferred Shares of Missouri Municipal (the “VRM-MFP Shares”) as of October 2, 2025. Upon the closing of the applicable Merger, holders of each series of VRDP Shares or VRM-MFP Shares, as applicable, outstanding as of immediately prior to the closing of the Merger, if any, will receive, on a one-for-one basis, New VRDP Shares or New VRM-MFP Shares, as applicable, having substantially similar terms, immediately prior to the closing of the Merger, to those of the VRDP Shares or VRM-MFP Shares for which they are exchanged.

The preferences, voting rights, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each series of New VRDP Shares will be set forth in a Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (as they may be amended from time to time in accordance with the provisions thereof, each a “New VRDP Statement” and collectively the “New VRDP Statements”), in the form attached hereto as Appendix A-1, and a Notice of Special Rate Period in the form attached as Appendix A-2 for Series 1 VRDP Shares and in the form attached as Appendix A-3 for Series 2 VRDP Shares, Series 3 VRDP Shares, Series 4 VRDP Shares and Series 5 VRDP Shares, and the preferences, voting rights, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the New VRM-MFP Shares will be set forth in the Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares (as it may be amended from time to time in accordance with the provisions thereof, the “New VRM-MFP Statement” and collectively with the New VRDP Statements, the “Statements”), the form of which is attached hereto as Appendix A-4, as modified by the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series A MuniFund Preferred Shares Initially Designating the Variable Rate Mode for the Series A MuniFund Preferred Shares (Adjustable Rate) (the “Supplement”), the form of which is attached hereto as Appendix A-5, and, in each case, incorporated herein by reference. Each prospective holder of New VRDP Shares and New VRM-MFP Shares is strongly cautioned to review the applicable form of Statement and Notice of Special Rate Period or Supplement in their entirety for a complete description of all terms applicable to an investment in the New VRDP Shares or the New VRM-MFP Shares. Certain additional covenants and consent requirements will be set forth in a Purchase Agreement between the Fund and each initial holder of New VRDP Shares and New VRM-MFP Shares (each, a “Purchase Agreement” and together the “Purchase Agreements”). The summary descriptions of the New VRDP Shares and the New VRM-MFP Shares set forth below do not purport to be a complete description of all terms applicable to the New VRDP Shares and the New VRM-MFP Shares. The New VRDP Shares and the New VRM-MFP Shares may be referred to herein as the “New Preferred Shares.”

(continued on next page)

_______________________

Investing in New VRDP Shares or New VRM-MFP Shares involves risks. See “Risk Factors” beginning on page 16 of this Information Memorandum.

_______________________

The New VRDP Shares and the New VRM-MFP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New VRDP Shares and the New VRM-MFP Shares are being offered only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors.”

Any capitalized terms used herein but not defined shall have the meaning given in the Statements, the Notices of Special Rate Period and the Supplement, as applicable, the forms of which are attached hereto as appendices.

_______________________

The New VRDP Shares and the New VRM-MFP Shares are expected to be ready for delivery in book-entry form only through The Depository Trust Company on or about the closing date of the Mergers.

_______________________

The date of this Information Memorandum is [●], 2025.

ii

STRICTLY CONFIDENTIAL

(continued from preceding page)

The Fund’s investment objectives are to provide high current income exempt from regular federal income tax and to seek attractive total return consistent with the provision of such high current income by investing in tax-exempt municipal securities that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Investment Adviser”) believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW VRDP SHARES AND THE NEW VRM-MFP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER OR THE TENDER AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis in connection with offerings exempt from registration under the Securities Act, solely for the purpose of enabling a prospective investor to consider the acquisition of the securities described herein. The information contained or incorporated by reference in this Information Memorandum has been provided by the Fund and other sources identified herein. No representation or warranty, expressed or implied, is made by the Fund as to the accuracy or completeness of such information, and nothing contained or incorporated by reference in this Information Memorandum is, or shall be relied upon as, a promise or representation by the Fund as to the past or the future.

The New Preferred Shares have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the New VRDP Shares and the New VRM-MFP Shares are being offered only to holders of Target Fund VRDP Shares and VRM-MFP Shares that are qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of the New Preferred Shares may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” It is unlikely that a market will develop for the New Preferred Shares.

In making an investment decision, prospective investors must rely on their own examination of the Fund and the terms of this offering, including the merits and risks involved. This offering is being made on the basis of this Information Memorandum and any decision to acquire the New Preferred Shares must be based on the information contained or incorporated by reference herein. No representation is made to any offeree or person acquiring the New Preferred Shares regarding the legality of an investment therein by such offeree or acquiring person under any applicable legal investment or similar laws or regulations. The contents of this Information Memorandum are not to be construed as legal, business or tax advice. Each prospective investor should consult its own attorney and business and tax advisor as to legal and business advice.

Prospective investors are hereby offered the opportunity, prior to acquiring any New Preferred Shares, to ask questions and receive answers concerning the terms and conditions of the transactions described herein and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The New Preferred Shares have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the recipient hereof and has been prepared solely for use in connection with the transactions described herein and it does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the New Preferred Shares. Except as expressly authorized by the Fund, distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the New Preferred Shares is not authorized, and any disclosure of any of its contents is prohibited. Each recipient, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

The New Preferred Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “holders” of New VRDP or New VRM-MFP Shares, or “New VRDP shareholders” or “New VRM-MFP shareholders” include the Beneficial Owners of interests in the New VRDP Shares or the New VRM-MFP Shares, respectively, and references to the “New VRDP Shares” or the “New VRM-MFP Shares” or the “New Preferred Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

This Information Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to prospective purchasers upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the securities offered hereby or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW VRDP SHARES OR NEW VRM-MFP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NONE OF THE FUND, ANY TARGET FUND, OR THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PERSON ACQUIRING NEW VRDP SHARES OR NEW VRM-MFP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR ACQUIRING PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW VRDP SHARES OR THE NEW VRM-MFP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

_______________________

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure. This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

_______________________

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, the state of the market in municipal securities, the funding and solvency of municipal issuers and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

Appendix A-1	—	Form of Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares
Appendix A-2	—	Form of Notice of Special Rate Period (Series 1)
Appendix A-3	—	Form of Notice of Special Rate Period (Series 2, 3, 4 and 5)
Appendix A-4	—	Form of Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares
Appendix A-5	—	Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares

Notice to Investors

New VRDP Shares

Each person acquiring New VRDP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)  It understands and acknowledges that the securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)  It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)  It acknowledges that none of the Fund or any person representing the Fund has made any representation to it with respect to the Fund or the offer or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum. In addition, no representation is made regarding New VRDP Shares or the advisability of investing in New VRDP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to acquire the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)  It is acquiring the New VRDP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)  It will offer, sell or otherwise transfer New VRDP Shares only to Persons that are both: (A)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that the Purchaser reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the applicable series of Outstanding New VRDP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the applicable series of Outstanding New VRDP Shares has been obtained. “Nuveen Persons” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (other than the Fund, in the case of a redemption or purchase of the New VRDP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

(6)  It acknowledges that each certificate representing New VRDP Shares will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

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THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO A PERSON THAT IS BOTH: (1)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST OR SIMILAR VEHICLE IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) A PERSON THAT IS EITHER (i) NOT A NUVEEN PERSON (AS DEFINED IN THE NEW VRDP PREFERRED SHARES VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER OF THE SECURITY AND THE PURCHASER), OR (ii) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE APPLICABLE SERIES OF OUTSTANDING NEW VRDP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND THE HOLDER(S) OF MORE THAN 50% OF THE APPLICABLE SERIES OF OUTSTANDING NEW VRDP SHARES HAS BEEN OBTAINED.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW VRDP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW VRDP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW VRDP SHARES BY THE TRANSFEREE.

(7)  It acknowledges that the Fund, its agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its acquisition of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

New VRM-MFP Shares

Each person acquiring New VRM-MFP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)  It understands and acknowledges that the securities have not been registered under the Securities Act, or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)  It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

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(3)  It acknowledges that none of the Fund or any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum. In addition, no representation is made regarding New VRM-MFP Shares or the advisability of investing in New VRM-MFP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to acquire the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)  It is acquiring the New VRM-MFP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)  It will offer, sell or otherwise transfer New VRM-MFP Shares only to Persons that are both: (A)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that the Purchaser reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New VRM-MFP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding New VRM-MFP Shares has been obtained. “Nuveen Persons” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (other than the Fund, in the case of a redemption or purchase of the New VRM-MFP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

(6)  It acknowledges that each certificate representing New VRM-MFP Shares will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO A PERSON THAT IS BOTH: (1)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST OR SIMILAR VEHICLE IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) A PERSON THAT IS EITHER (i) NOT A NUVEEN PERSON (AS DEFINED IN THE SERIES A MUNIFUND PREFERRED SHARES (MFP) PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER OF THE SECURITY AND THE PURCHASER), OR (ii) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE OUTSTANDING NEW VRM-MFP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND THE HOLDER(S) OF MORE THAN 50% OF THE OUTSTANDING NEW VRM-MFP SHARES HAS BEEN OBTAINED.

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THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW VRM-MFP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW VRM-MFP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW VRM-MFP SHARES BY THE TRANSFEREE.

(7)  It acknowledges that the Fund, its agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its acquisition of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

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Summary

This is only a summary. Holders of VRDP Shares and VRM-MFP Shares should review the more detailed information contained elsewhere in this Information Memorandum and the documents incorporated by reference or otherwise summarized in this Information Memorandum, including the information set forth in the sections “Risk Factors,” and “The Fund’s Investments—Hedging Strategies.” Holders of VRDP Shares should also review the Fund’s Statement Establishing and Fixing the Rights and Preferences of New VRDP Shares in the form attached hereto as Appendix A-1 (the “New VRDP Statement”), and the applicable Notice of Special Rate Period, the forms of which are attached hereto as Appendices A-2, with respect to Series 1 VRDP Shares, and Appendix A-3, with respect to Series 2 VRDP Shares, Series 3 VRDP Shares, Series 4 VRDP Shares and Series 5 VRDP Shares, and Holders of VRM-MFP Shares should also review the Statement Establishing and Fixing the Rights and Preferences of New VRM-MFP Shares (the “New VRM-MFP Statement,” and together with the New VRDP Statement, as they may be amended from time to time in accordance with the provisions thereof, each a “Statement” and together, the “Statements”), the form of which is attached hereto as Appendix A-4, and the Supplement to the New VRM-MFP Statement (the “Supplement”), the form of which is attached hereto as Appendix A-5. Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Information Memorandum, except to the extent specifically incorporated herein by reference. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Notice of Special Rate Period, Supplement or, as applicable, the Statements.

The Fund	Nuveen Municipal High Income Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value (“Common Shares”), are traded on the New York Stock Exchange under the symbol “NMZ.” See “The Fund.” As of July 31, 2025, the Fund had 116,256,898 Common Shares outstanding and net assets applicable to Common Shares of $1,157,767,127.

As of the date hereof, the Fund has outstanding three series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”). The Fund, without the consent of holders of AMTP Shares, New VRDP Shares or New VRM-MFP Shares, may from time to time issue additional preferred shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of initial purchasers, liquidity providers (if any) or other Fund counterparties.

The Mergers	This Information Memorandum is being made available in connection with the proposed merger of Nuveen New Jersey Quality Municipal Income Fund (“New Jersey Municipal” or a “Target Fund”), Nuveen Pennsylvania Quality Municipal Income Fund (“Pennsylvania Municipal” or a “Target Fund”) and Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal” or a “Target Fund”, and together with New Jersey Municipal and Pennsylvania Municipal, the “Target Funds”) with and into a wholly-owned subsidiary of the Fund (each, a “Merger” and together, the “Mergers”). This Information Memorandum sets forth the terms of the New VRDP Shares and the New VRM-MFP Shares (collectively referred to as the “New Preferred Shares”). Issuance of the New Preferred Shares is being made only upon such terms and subject to the Form of Agreement and Plan of Merger and such other conditions as may be agreed between the Fund and each initial beneficial owner of New Preferred Shares.

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The issuance of New Preferred Shares will be effected in accordance with the procedures of the Securities Depository.

Issuance of New VRDP Shares	In connection with the Merger of New Jersey Municipal, the Fund currently expects to issue Series 1 Variable Rate Demand Preferred Shares (or such other series designation as is deemed appropriate by the officers of the Fund) (the “Series 1 VRDP Shares”), Series 2 Variable Rate Demand Preferred Shares(or such other series designation as is deemed appropriate by the officers of the Fund) (the “Series 2 VRDP Shares”) and Series 3 Variable Rate Demand Preferred Shares (or such other series designation as is deemed appropriate by the officers of the Fund) (the “Series 3 VRDP Shares”), liquidation preference of $100,000 per share, on substantially similar terms to those of, and in amount equal to the number of, the Series 1 Variable Rate Demand Preferred Shares, the Series 2 Variable Rate Demand Preferred Shares and the Series 3 Variable Rate Demand Preferred Shares of New Jersey Municipal (the “New Jersey Municipal VRDP Shares”) that are outstanding as of immediately prior to the closing of the Merger, if any.

In connection with the Merger of Pennsylvania Municipal, the Fund expects to issue Series 4 Variable Rate Demand Preferred Shares (or such other series designation as is deemed appropriate by the officers of the Fund) (the “Series 4 VRDP Shares”) and Series 5 Variable Rate Demand Preferred Shares (or such other series designation as is deemed appropriate by the officers of the Fund) (the “Series 5 VRDP Shares”, and together with the Series 1, Series 2, Series 3 and Series 4 VRDP Shares, the “New VRDP Shares”), liquidation preference of $100,000 per share, on substantially similar terms to those of, and in an amount equal to the number of, the Series 2 Variable Rate Demand Preferred Shares and the Series 3 Variable Rate Demand Preferred Shares of Pennsylvania Municipal (the “Pennsylvania Municipal VRDP Shares”) that are outstanding as of immediately prior to the closing of the Merger, if any.

Because of the Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New VRDP Shares will not include a provision, currently applicable to the Target Funds’ VRDP Shares, that generally would require an additional payment to holders subject to, as applicable, New Jersey or Pennsylvania income taxation in the event the applicable Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from, as applicable, New Jersey or Pennsylvania income taxation (in addition to federal income taxation).

The number and terms of VRDP Shares of New Jersey Municipal or of Pennsylvania Municipal currently outstanding may change prior to the Merger due to market or other conditions, and the Fund may determine to combine two or more series of Target Fund preferred shares into a smaller number of series of Fund New Preferred Shares.

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Issuance of New VRM-MFP Shares	In connection with the Merger of Missouri Municipal, the Fund expects to issue Series A MuniFund Preferred Shares (or such other series designation as is deemed appropriate by the officers of the Fund) in the Variable Rate Mode (as defined herein) (the “New VRM-MFP Shares”), liquidation preference of $100,000 per share, on substantially similar terms to those of, and in amount equal to the number of, the Series A MuniFund Preferred Shares of Missouri Municipal (the “Missouri Municipal MFP Shares”) that are outstanding as of immediately prior to the closing of the Merger, if any.

Because of the Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New VRM-MFP Shares will not include a provision, currently applicable to Missouri Municipal’s VRM-MFP Shares, that generally would require an additional payment to holders subject to Missouri income taxation in the event Missouri Municipal were required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Missouri personal income taxation (in addition to federal income taxation)

The number and terms of VRM-MFP Shares of Missouri Municipal currently outstanding may change prior to the Merger due to market or other conditions.

Initial Special Rate Period, Extension and Transition to Subsequent Rate Period (New VRDP Shares)	Each series of New Jersey Municipal VRDP Shares is currently in a Special Rate Period that terminates on July 15, 2026, with respect to Series 1, April 1, 2043, with respect to Series 2, and April 1, 2043, with respect to Series 3, subject to transition, in each case, or extension, in the case of Series 1. Each series of Pennsylvania Municipal VRDP Shares is currently in a Special Rate Period that terminates on December 1, 2042, with respect to Series 2, and December 1, 2042, with respect to Series 3, subject to transition, in each case.

The terms and conditions of the New VRDP Shares will be substantially similar to those of the applicable series of New Jersey Municipal VRDP Shares or Pennsylvania Municipal VRDP Shares for which they are exchanged. The Fund expects that the Initial Rate Period of each series of the New VRDP Shares will be a Special Rate Period (the “Initial Special Rate Period”). Each series will be subject to transition to a different Special Rate Period or Minimum Rate Periods or, in the case of Series 1 VRDP Shares, extension, in each case, as provided in the applicable Notice of Special Rate Period. The Fund will use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Special Rate Period, with respect to Series 1 VRDP Shares, or, in the case of a transition event, transition to a new Subsequent Rate Period with respect to each series of New VRDP Shares.

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Dividend Rate (New VRDP Shares)	The applicable dividend rate for the New VRDP Shares is referred to herein as the “Dividend Rate.” During the Initial Special Rate Period, the Dividend Rate for the New VRDP Shares will be a floating rate that resets periodically. The Dividend Rate will in no event exceed 15% per annum. See “Dividends and Distributions” and the related definitions in the form of Notice of Special Rate Period (Series 1 VRDP Shares) attached hereto as Appendix A-2) and the form of Notice of Special Rate Period (Series 2, 3, 4 and 5 VRDP Shares) attached hereto as Appendix A-3 for additional information.

Adjusted Rate Terms (New Series 2, 3, 4, and 5 VRDP Shares)	The Dividend Rate and other terms for the New Series 2, 3, 4 and 5 VRDP Shares are subject to adjustment from time to time as provided in the Notice of Special Rate Period. Either the Fund or the Majority Beneficial Owner may propose Adjusted Rate Terms, but any Adjusted Rate Terms must be agreed to by the Fund and the Required Beneficial Owners prior to going into effect. If the Fund proposes Adjusted Rate Terms, and the Required Beneficial Owners do not agree to them as provided in the Notice of Special Rate Period, then the Dividend Rate already in effect will continue. If the Majority Beneficial Owner proposes Adjusted Rate Terms, and the Fund and the Required Beneficial Owners do not agree to them as provided in the Notice of Special Rate Period, then the proposed Adjusted Rate Terms will not take effect, constituting a Failed Adjustment Event, and the New VRDP Shares of the applicable series will be subject to mandatory redemption on the Failed Adjustment Redemption Date (as defined in the form of Notice of Special Rate Period attached hereto as Appendix A-3), if the Fund has not successfully established a Subsequent Rate Period or redeemed or repurchased all of the New VRDP Shares of the applicable series prior to such date.

Adjusted Rate Terms, once established, may be further adjusted or replaced with new Adjusted Rate Terms, in accordance with the terms of the Notice of Special Rate Period.

See “Dividends and Distributions” and the related definitions in the form of Notice of Special Rate Period attached hereto as Appendix A-3 for additional information relating to the provisions for an Adjusted Dividend Rate.

Initial Mode and Transition to New Mode (New VRM-MFP Shares)	The Missouri Municipal VRM-MFP Shares are currently in the Variable Rate Mode (Adjustable Rate) that terminates on October 1, 2047, subject to transition.

The terms and conditions of the New VRM-MFP Shares will be substantially similar to those of the Missouri Municipal VRM-MFP Shares for which they are exchanged. The Fund expects that the Initial Mode will be a Variable Rate Mode (Adjustable Rate) (the “Variable Rate Mode”). The New VRM-MFP Shares will be subject to transition to a different Mode, as provided in the Supplement. The Fund will use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, in the case of a transition event, to transition to a new Mode.

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Dividend Rate (New VRM-MFP Shares)	The applicable dividend rate for the New VRM-MFP Shares is referred to herein as the “Dividend Rate.” During the Variable Rate Mode, the Dividend Rate will be a floating rate that resets periodically; provided that, in no event will the Dividend Rate exceed 15% per annum. See “Dividends and Distributions” and the related definitions in the form of Supplement attached hereto as Appendix A-5 for additional information relating to the applicable Dividend Rate for the New VRM-MFP Shares.

Adjusted Rate Terms (New VRM-MFP Shares)	The Dividend Rate and other terms for the New VRM-MFP Shares are subject to adjustment from time to time as provided in the Supplement. Either the Fund or the Majority Beneficial Owner may propose Adjusted Rate Terms as provided in the Supplement, but any Adjusted Rate Terms must be agreed to by the Fund and the Required Beneficial Owners prior to going into effect. If the Fund proposes Adjusted Rate Terms, and the Required Beneficial Owners do not agree to them as provided in the Supplement, then the Dividend Rate already in effect will continue. If the Majority Beneficial Owner proposes Adjusted Rate Terms, and the Fund and the Required Beneficial Owners do not agree to them as provided in the Supplement, then the proposed Adjusted Rate Terms will not take effect, constituting a Failed Adjustment Event, and the New VRM-MFP Shares will be subject to mandatory redemption on the Failed Adjustment Redemption Date (as defined in the form of Supplement attached hereto as Appendix A-5) if the Fund has not successfully established a new Mode or redeemed or repurchased all of the New VRM-MFP Shares prior to such date.

Adjusted Rate Terms, once established, may be further adjusted or replaced with new Adjusted Rate Terms in accordance with the terms of the Supplement.

See “Dividends and Distributions” and the related definitions in the form of Supplement attached hereto as Appendix A-5 for additional information relating to the provisions for an Adjusted Dividend Rate.

Applicable Spread Adjustments	The Applicable Spread for each series of New VRDP Shares and New VRM-MFP Shares will be as set forth in the applicable Notice of Special Rate Period or, with respect to the New VRM-MFP Shares, the Supplement, and generally subject to adjustment based on the highest applicable credit rating most recently assigned to such series of New VRDP Shares or New VRM-MFP Shares. The Applicable Spread may be subject to other adjustments during a Failed Transition Period or an Increased Rate Period, if any.

Dividend Payments	Holders of the New VRDP Shares and New VRM-MFP Shares will be entitled to receive cash dividends when, as and if declared by the Fund’s Board out of funds legally available therefor, to the extent and as provided in the applicable Statement and Notice of Special Rate Period or Supplement. The amount of dividends per share will equal the sum of dividends accumulated for each day but not yet paid during the relevant dividend period.

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Tender and Paying Agent	The Fund will enter into a Tender and Paying Agent Agreement with The Bank of New York Mellon with respect to each series of New Preferred Shares. The Tender and Paying Agent will serve as the Fund’s transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to the New Preferred Shares, and calculate the regularly scheduled dividend amount to be paid to holders of the New Preferred Shares. The Fund will confirm the Tender and Paying Agent’s calculation of such dividend amount upon its receipt of any request therefor from the Tender and Paying Agent.

Redemption	The Fund will be required to redeem each outstanding series of New VRDP Shares at a redemption price equal to the sum of $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the redemption date as follows: Series 1, August 3, 2043; Series 2, April 1, 2043; Series 3, April 1, 2043; Series 4, December 1, 2042; and Series 5, December 1, 2042, in each case unless earlier redeemed or repurchased by the Fund.

The Fund will be required to redeem all outstanding New VRM-MFP Shares at a redemption price equal to the sum of $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the redemption date on October 1, 2047, unless earlier redeemed or repurchased by the Fund.

During the Initial Special Rate Period, the New VRDP Shares will be subject to optional redemption in whole or in part at the option of the Fund on any Business Day at a redemption price determined as set forth in the applicable Notice of Special Rate Period. See “Redemption—Optional Redemption” in the applicable form of Notice of Special Rate Period attached hereto as Appendix A-2 and A-3 for additional information relating to optional redemption.

During the Variable Rate Mode, the New VRM-MFP Shares will be subject to optional redemption in whole or in part at the option of the Fund on any Business Day at a redemption price determined as set forth in the Supplement. See “Redemption—Optional Redemption” in the form of Supplement attached hereto as Appendix A-5 for additional information relating to optional redemption.

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During the Initial Special Rate Period for the New VRDP Shares and the Variable Rate Mode for the New VRM-MFP Shares, in the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Initial Special Rate Period for the New VRDP Shares and the Variable Rate Mode for the New VRM-MFP Shares, the Fund will be obligated to redeem all of the outstanding New VRDP Shares and New VRM-MFP Shares in the event that, as applicable, an extension of the Initial Special Rate Period does not occur, or a transition to a Subsequent Rate Period, with respect to the New VRDP Shares, or Mode transition with respect to the New VRM-MFP Shares, is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period or, in the case of New Preferred Shares in an Adjustable Rate Special Rate Period or in the Variable Rate Mode, the majority of beneficial owners propose Adjusted Rate Terms and the Fund and the beneficial owners fail to reach agreement, or the Fund is not able to establish a new Subsequent Rate Period or, as applicable, Mode, within a specified time period. See “Redemption” in the applicable form of Notice of Special Rate Period attached hereto as Appendix A-2 and A-3 or the form of Supplement attached hereto as Appendix A-5 for additional information relating to mandatory redemption.

Voting and Consent Rights	The voting rights of each series of New Preferred Shares will be the same as the voting rights of the corresponding VRDP Shares or VRM-MFP Shares for which they are exchanged.

Except as otherwise provided in the Fund’s declaration of trust (the “Declaration”), the applicable Statement, or as otherwise required by applicable law, (i) each holder of New Preferred Shares is entitled to one vote for each New VRDP Share and New VRM-MFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of New Preferred Shares of each series, along with holders of other outstanding Preferred Shares of the Fund, vote with holders of Common Shares of the Fund as a single class; provided, however, that holders of Preferred Shares, including New Preferred Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding Common Shares and Preferred Shares, including New Preferred Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of New Preferred Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New Preferred Shares of the applicable series or holders of outstanding New Preferred Shares of such series. Holders of outstanding New Preferred Shares of each series also are entitled to vote as a class with holders of other Preferred Shares, if any, of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the Preferred Shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of Preferred Shares, including New Preferred Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

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Purchase Agreement	The Fund will enter into a Purchase Agreement with the initial beneficial owner(s) (each, a “Purchaser”) of each series of New VRDP Shares and New VRM-MFP Shares. The terms of each Purchase Agreement will be substantially the same as the corresponding agreement with the applicable Target Fund, with such changes as may be agreed by the Fund and the Purchaser. Under each Purchase Agreement, the Purchaser will be entitled to receive various information, including about portfolio holdings of the Fund and compliance with financial ratios. A permitted transferee of shares will have the right to receive such information upon satisfying certain conditions. In addition, the Purchaser and the majority owners of the applicable series may have certain consent rights in addition to the voting and consent rights set forth in the applicable Statement and Notice of Special Rate Period or Supplement.

Tax Exemption	The dividend rate for each series of New Preferred Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New Preferred Shares. To the extent that it does so, the Fund will provide notice thereof and make Additional Amount Payments at the times and in accordance with, and to the extent required in, the provisions relating thereto in the Notice of Special Rate Period and Supplement, as applicable. Investors should consult with their own tax advisors before making an investment in the New Preferred Shares. See “Material U.S. Federal Income Tax Considerations.”

Priority of Payment	The New Preferred Shares will be senior securities that represent shares of beneficial interest of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The New Preferred Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund. The Fund may issue additional Preferred Shares on parity with New Preferred Shares, subject to certain limitations as set forth in the applicable Notice of Special Rate Period (with respect to the New VRDP Shares) and the Supplement (with the respect to the New VRM-MFP Shares) and certain consent rights of the holders of more than 50% of each outstanding series of New Preferred Shares as set forth in the applicable Purchase Agreement. The Fund may not issue additional classes of shares that are senior to New Preferred Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. As a fundamental policy, the Fund may not borrow money, except .as permitted by the 1940 Act and exemptive orders granted under the 1940 Act See and “Issuance of Additional Preferred Shares” in the Notice of Special Rate Period and Supplement.

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Transfer Restrictions	The New Preferred Shares are subject to substantial restrictions on transfer. See “Transfers” in the Notice of Special Rate Period (with respect to the New VRDP Shares) and the Supplement (with respect to the New VRM-MFP Shares and “Notice to Investors” in this Information Memorandum for additional information on these transfer restrictions.

Ratings	There can be no assurance that the Fund will maintain any particular ratings of the New Preferred Shares. See “Risk Factors—Ratings Risk.”

An explanation of the significance of ratings may be obtained from the Rating Agencies. Generally, Rating Agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the New Preferred Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning Rating Agency.

Trading Market	There is currently no established trading market for the New Preferred Shares, nor is it expected that any trading market will develop. The Fund does not intend to apply for a listing of the New Preferred Shares on a securities exchange or an automated dealer quotation system. Neither the New Preferred Shares are registered under the Securities Act. Accordingly, the New Preferred Shares are subject to restrictions on transferability and resale. See “Notice to Investors” and “Transfer Restrictions” above.

Investment Objectives and Policies	The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

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“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances,

	•	The Fund may invest up to 75% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

	•	The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund's sub-adviser.

	•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

	•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

	•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

	•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

	•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment. There can be no assurance that the Fund will achieve its investment objectives. See “Risk Factors” and “The Fund’s Investments—Investment Objectives and Policies.”

Investment Adviser and Sub-Adviser	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser the Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by Nuveen Fund Advisors.

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Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Pursuant to the Sub-advisory Agreement, Nuveen Asset Management receives from Nuveen Fund Advisors a management fee, payable monthly, equal to 38.4615% of the management (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

See “Management of the Fund.”

Governing Law	The Declaration, the Statements, the Notices of Special Rate Period and the Supplement are governed by the laws of the Commonwealth of Massachusetts.

The Purchase Agreements and the Tender and Paying Agent Agreement will be governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. Therefore, before investing in the New VRDP Shares or the New VRM-MFP Shares, potential investors should consider the risks of investing carefully. See “Risk Factors,” “The Fund’s Investments—Investment Objectives and Policies” and “—Hedging Strategies.”

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Risk Factors

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that a New VRDP shareholder or New VRM-MFP shareholder may receive little or no return on their investment or even that such shareholders may lose part or all of their investment. Therefore, before investing, prospective investors should consider carefully the following risks that will be assumed when investing in New VRDP Shares or New VRM-MFP Shares. See also “The Fund’s Investments—Investment Objectives and Policies” and “—Hedging Strategies.”

Risks of Investing in New Preferred Shares

Dividend Rate Risk. The New Preferred Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index. The dividend rate on the New VRM-MFP Shares and all or a portion of the dividend rate on the New VRDP Shares may be based upon the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of such series of New Preferred Shares, as applicable. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•     Marginal Tax Rates. As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•     Tax-Exempt Status of Municipal Securities. Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•     Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•     Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•     Supply and Demand for Municipal Securities; Remarketing Practices. In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

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•     Yield Compression. As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

The SIFMA Municipal Swap Index was created by the Securities Industry and Financial Markets Association (“SIFMA”) and is produced by Bloomberg. SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and Bloomberg have no obligation to consider the interests of the holders of the New VRDP Shares or the New VRM-MFP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Fund may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the impacted series of New VRDP Shares or New VRM-MFP Shares. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

Any of such developments with respect to the SIFMA Municipal Swap Index, if used to calculate the Index Rate, may adversely affect the dividend rate on the applicable New Preferred Shares.

Risks Related to SOFR. The dividend rate on certain series of the New Preferred Shares may be based in whole or in part upon One-Month Term SOFR. SOFR is a relatively new rate, and the Term SOFR Reference Rate and One-Month Term SOFR are very new, have not yet been widely implemented and may not be widely accepted in the market. The Term SOFR Reference Rate and One-Month Term SOFR may be more volatile than other, more established benchmark rates. Such considerations, among others, may adversely affect the dividend rate on the New Preferred Shares and the value of the New Preferred Shares.

The Federal Reserve Bank of New York (or successor), as administrator of SOFR, or the Term SOFR Administrator may make methodological or other changes that could change, among other things, the value or timing of publication of One-Month Term SOFR. If the Fund determines that adequate and reasonable methods no longer exist for ascertaining One-Month Term SOFR as provided in the Statement Supplement, the Fund will replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund will replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement the Statement Supplement accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary. There can be no assurance that the Fund will be able to identify a reasonably comparable index rate. Any effects resulting from the implementation of One-Month Term SOFR being currently ongoing, or adequate and reasonable methods in the future no longer existing for ascertaining One-Month Term SOFR, are currently unknown but could adversely affect the determination of the dividend rate.

Interest Rate and Income Shortfall Risk. New Preferred Shares generally pay dividends based on short-term interest rates, and the proceeds from the issuance of the Fund’s Preferred Shares are used to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, New Preferred Shares rates may rise so that the amount of dividends paid to the New VRDP and New VRM-MFP shareholders, as applicable, exceeds the income from the portfolio securities attributable to the proceeds from the issuance of such shares. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds from the issuance of Preferred Shares) is available to pay dividends on the Fund’s outstanding Preferred Shares, however, dividend rates on the Preferred Shares, including the New Preferred Shares, would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the Preferred Shares would be jeopardized. If long-term rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Asset Coverage for the New Preferred Shares.

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Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for New Preferred Shares. In such extreme circumstances, this scenario may adversely affect the valuation or liquidity of New Preferred Shares, as applicable.

No Public Trading Market and Restrictions on Transfer. Each series of New Preferred Shares will be a new issue of securities. There is currently no established trading market for the New Preferred Shares. The Fund does not intend to list the New Preferred Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New Preferred Shares. The Fund has not registered, and does not intend to register, the New Preferred Shares under the Securities Act. Accordingly, the New Preferred Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Purchase Agreement and the New Preferred Shares, unless otherwise permitted by the Fund, the Preferred shares may only be purchased by and sold to Persons that are both: (A)(i) Persons that it reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that the seller reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the applicable series of Outstanding New Preferred Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the applicable series of Outstanding New Preferred Shares has been obtained. See the terms and conditions in the Supplement or Notice of Special Rate Period under the heading “Transfers.” Such restrictions on transfer of the New Preferred Shares may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to shareholders and prospective purchasers of New Preferred Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

Subordination Risk. While New VRDP and New VRM-MFP shareholders will have equal liquidation and distribution rights to any other Preferred Shares issued or that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to New VRDP and New VRM-MFP shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings Risk. There can be no assurance that any particular rating will be maintained at the level currently assigned to each series of New Preferred Shares. Ratings do not eliminate or mitigate the risks of investing in New Preferred Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New Preferred Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of a series of New Preferred Shares that results in an increase in the Dividend Rate may make such series of New Preferred Shares less liquid in the secondary market.

The ratings on the New Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. A Rating Agency could downgrade any series of New Preferred Shares.

Risk of Mandatory and Optional Redemptions or Rate Period Change—New VRDP Shares. The Fund may be forced to redeem New VRDP Shares to meet regulatory or Rating Agency requirements, or requirements under the Purchase Agreement, or may voluntarily redeem New VRDP Shares at any time, or may elect to make a Rate Period change, including in circumstances that are unfavorable to New VRDP shareholders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

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Risk of Mandatory and Optional Redemptions or Mode Change—New VRM-MFP Shares. The Fund may be forced to redeem New VRM-MFP Shares to meet regulatory or Rating Agency requirements, or requirements under the Purchase Agreement, or may voluntarily redeem New VRM-MFP Shares at any time, or may elect to make a Mode Change, including in circumstances that are unfavorable to New VRM-MFP shareholders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Tax Risks. The Fund is relying on an opinion of counsel that the New Preferred Shares will qualify as stock in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New Preferred Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position. See “Material U.S. Federal Income Tax Considerations.”

Multiple Series Risk. Upon the issuance of the New Preferred Shares, the Fund will have outstanding up to nine series of Preferred Shares. All Preferred Shares of the Fund have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, but to the extent that the terms of the various series or types of Preferred Shares differ, there is a risk that market or other events may impact one series of Preferred Shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of Preferred Shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of Preferred Shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of Preferred Shares may be more concentrated than others. The Fund, without the consent of New VRDP shareholders or the New VRM-MFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers or other Fund counterparties.

Dividend Risk. The Fund may be unable to pay dividends on New Preferred Shares in extraordinary circumstances.

Liquidity Risk. Holders of New Preferred Shares may be unable to dispose of their shares and therefore may have to hold them for a longer period than initially contemplated under the Fund’s governing documents, or even indefinitely.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in New Preferred Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the New Preferred Shares and dividends on New Preferred Shares may decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

General Risks of Investing in the Fund

Credit Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a municipal security satisfies the rating requirements for the Fund to make an investment at the time of investment and such municipal security is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

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Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Below Investment Grade Risk. Investments of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay dividends or interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to an investment in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such investment may be adversely affected. The market values for investment of below investment grade quality tend to be volatile, and these investments are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

●	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

●	greater risk of loss due to default or declining credit quality;

●	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

●	the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade investments than the market for investment grade investments. The prices quoted by different dealers for below investment grade investments may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade investments than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

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Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

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Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Special Risks Related to Certain Municipal Obligations. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Tobacco Settlement Bond Risk. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the United States could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by anti-smoking campaigns, tax increases, reduced advertising, and enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

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Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Direct Lending Risk. The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.

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Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. Greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk.

Yield curve risk is the risk associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially priced based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices, like the ones held by the Fund, will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates.

Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk”, will tend to increase common share interest rate risk.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Distressed Securities Risk. The Fund may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated but judged by the Sub-Adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

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Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation, including PROMESA, that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disaster in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s, revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund.

Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

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Potential Conflicts of Interest Risk. Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Acquiring Fund. For example, Nuveen Fund Advisors and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Acquiring Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, and the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise— to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser and the Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. See “—Recent Market Conditions” below.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio political or geographical issues are not known but could profoundly affect global economies and markets.

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The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China are particularly vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and while the Fed has recently lowered the federal funds rates, it has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal rates fall. Inverse floating rate securities generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

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The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Adviser and/or the Sub-Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Because of the leveraged nature of such investments, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying fixed rate municipal bonds held by the tender option bond. As a result, the market value of such securities generally is more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral in connection with managing the overall economic effect of leverage on the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

●	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

●	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

●	If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s net assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

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Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to a RIC, the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to federal income tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable for federal income tax purposes as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not for that taxable year satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Generally, the Fund’s investments in inverse floating rate securities do not generate taxable income for federal income tax purposes.

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Sub-Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Distributions of taxable ordinary income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund”

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Borrowing Risk. The Fund may borrow for temporary or emergency purposes, or to repurchase its shares. Borrowing may exaggerate changes in the net asset value of the Fund’s common shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Transactions Risk. The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser not only of the referenced asset, rate or index, but also of the swap itself. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

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The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. In addition, the price at which the Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.

The Fund may write (sell) and purchase put and call swap options. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Legislation and Regulatory Risk. At any time after the date of this Information Memorandum, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, investments held by the Fund or the issuers of such investments. Changing approaches to regulation may have a negative impact on the entities and/or investments in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

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Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser and Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser and Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETFs, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

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Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war, pandemics and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

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Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Anti-Takeover Provisions. The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, change the composition of its Board of Trustees or convert the Fund to open-end status. These provisions include, among others, staggered terms of office for the Trustees, advance notice requirements for shareholder proposals and super-majority voting requirements for certain transactions. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-Takeover Provisions.”

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The Fund

Nuveen Municipal High Income Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 8, 2003 and commenced investment operations on November 19, 2003. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NMZ.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of July 31, 2025:

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Common shares	Unlimited	—	116,256,898
Preferred shares	Unlimited	—	870 (Series 2028 AMTP Shares) 1,700 (Series 2031 AMTP Shares ) 1,000 (Series 2032 AMTP Shares)

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New VRDP Shares and the New VRM-MFP Shares following the completion of the Mergers as if the Mergers had been completed as of July 31, 2025:

Title of Class	Amount Authorized	Amount Held By the Fund or For Its Account	Amount Outstanding
AMTP:
Series 2028			870
Series 2031			1,700
Series 2032			1,000
VRDP:
Series 1			810
Series 2			1,443
Series 3			886
Series 4			1,125
Series 5			1,050
MFP:
Series A			170

The Fund, without the consent of New VRDP shareholders or New VRM-MFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers and other Fund counterparties. Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Information Memorandum, except to the extent specifically incorporated by reference.

Description of New VRDP Shares

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New VRDP Shares, please see the form of the New VRDP Statement attached hereto as Appendix A-1, together with the forms of Notice of Special Rate Period attached hereto as Appendix A-2, with respect to Series 1 VRDP Shares, and Appendix A-3, with respect to Series 2 VRDP Shares, Series 3 VRDP Shares, Series 4 VRDP Shares and Series 5 VRDP Shares, and incorporated herein by reference.

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Description of New VRM-MFP Shares

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New VRM-MFP Shares, please see the form of the New VRM-MFP Statement attached hereto as Appendix A-4, together with the form of Supplement attached hereto as Appendix A-5, and incorporated herein by reference.

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Book-Entry Procedures and Settlement

None of the Fund, the Investment Adviser or the Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New Preferred Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New Preferred Shares.

Purchasers of New Preferred Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New Preferred Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

a)	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

b)	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New Preferred Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New Preferred Shares will mean payments and notices related to the redemption or tender of New Preferred Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New Preferred Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New Preferred Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

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Neither DTC nor DTC’s nominee will consent or vote with respect to the New Preferred Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New Preferred Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New Preferred Shares and payments upon redemption of New Preferred Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE INVESTMENT ADVISER AND THE TENDER AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE INVESTMENT ADVISER OR THE TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE INVESTMENT ADVISER OR THE TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

Material U.S. Federal Income Tax Considerations

Any discussion of federal tax considerations in this Information Memorandum was written in connection with the issuance by the Fund of the New Preferred Shares. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor on the federal and any state, local and foreign tax consequences of investing in the New Preferred Shares.

The discussion below is the opinion of Stradley Ronon Stevens & Young, LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) of acquiring, holding and disposing of the New Preferred Shares in the Special Rate Period or Variable Rate Mode.

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Tax Counsel’s opinion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New Preferred Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, it is Tax Counsel’s opinion that for U.S. federal income tax purposes (1) the New Preferred Shares will qualify as stock in the Fund, and (2) distributions made with respect to the New Preferred Shares will qualify as exempt-interest dividends to the extent properly reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund).

Investors should be aware that Tax Counsel’s opinion is not binding on the Internal Revenue Service or any court. See the discussions below under the caption “—Treatment of New Preferred Shares as Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Because the discussion below is general in nature and because the tax laws governing the New Preferred Shares are complex, you should consult your tax advisor about the tax consequences of investing in the New Preferred Shares under your particular circumstances before making an investment.

Qualification and Taxation of the Fund. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will pay any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure in the manner permitted by the Code, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders, including distributions derived from tax-exempt interest income, would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of New Preferred Shares as Stock. In order for any distributions to owners of the Fund’s New Preferred Shares to be eligible to be treated as exempt-interest dividends, the New Preferred Shares must be classified as stock for federal income tax purposes. The Investment Adviser believes and, as discussed above, it is Tax Counsel’s opinion that, the New Preferred Shares will qualify as stock in the Fund for federal income tax purposes. By acquiring New Preferred Shares, an investor agrees to treat the New Preferred Shares as stock for federal income tax purposes.

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Distributions on New Preferred Shares. A New Preferred shareholder will be required to report the dividends declared by the Fund for each day on which such New Preferred shareholder is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction available to corporate shareholders.

Tax Character of Distributions

In General. The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be determined primarily by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its Common Shares and Preferred Shares, including New Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends. The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its Common Shares and Preferred Shares, including New Preferred Shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from regular federal income tax. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are properly reported by the Fund. The Fund intends to invest primarily in obligations exempt from regular federal income tax the income of which is otherwise exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of Common Shares (each a “Common Shareholder” and together, the “Common Shareholders”) and Preferred Shares including New Preferred shares, will qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

Exempt-Interest Dividends Subject to the Federal Alternative Minimum Tax. Federal tax law imposes a federal alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. For taxable years beginning after December 31, 2022, exempt-interest dividends may also affect the corporate alternative minimum tax liability of some corporate shareholders.

Dividends Attributable to Ordinary Income and Capital Gains. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s New Preferred Shares will depend upon the amount of such income realized by the Fund. Except for dividends paid on New Preferred Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New Preferred Shares will constitute exempt-interest dividends for federal income tax purposes.

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If the Fund allocates any net capital gain or ordinary income for regular federal income tax purposes to a dividend on New Preferred Shares, the Fund has agreed as set forth in the Supplement to make certain payments to holders of New Preferred Shares to offset the federal income tax effect thereof. In addition, the Fund has agreed as set forth in the Supplement in certain circumstances to provide notice of the amount of any allocation prior to the date such dividend is declared.

Sales, Exchanges and Other Dispositions of New Preferred Shares. On the sale or other disposition of New Preferred Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New Preferred Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New Preferred Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New Preferred Shares. In the case of corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. In the case of non-corporate taxpayers, current law taxes short-term capital gains and ordinary income at a maximum rate of 37% and long-term capital gains at a maximum rate of 20%. In addition, the effective rate may be higher because (i) interest on debt incurred or continued to purchase or carry the New Preferred Shares and expenses allocable to the exempt-interest dividends thereon are not deductible and (ii) in the case of a taxpayer that is an individual, estate or trust, and for taxable years starting after December 31, 2017 and before January 1, 2026, the Code disallows “miscellaneous itemized deductions” within the meaning of Code Section 67, and suspends the general limitation imposed on itemized deductions by Code Section 68.

Losses realized by a shareholder on the sale or exchange of New Preferred Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.

Any loss realized on a sale or exchange of New Preferred Shares will be disallowed to the extent those shares are replaced by substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Redemptions of New Preferred Shares. The Fund may, at its option, redeem New Preferred Shares in whole or in part, may be required to redeem all of the New Preferred Shares following the occurrence of a Failed Transition Event and may be required to redeem New Preferred Shares from all New Preferred shareholders pro rata, or by lot or other fair method to the extent required to restore compliance with the Asset Coverage and the Effective Leverage Ratio requirements. Gain or loss, if any, resulting from a redemption of the New Preferred Shares will be taxed as gain or loss from the sale or exchange of the New Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares and Preferred Shares will be taken into account, as will shares attributed to such shareholder under certain attribution rules contained in the Code.

Tax on Net Investment Income. A 3.8% tax is imposed on the net investment income of individuals, estates and trusts with income above certain threshold amounts. The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to New Preferred Shares and gains (if any) from the sale or other disposition of New Preferred Shares.

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Consequences of Insufficient Distributions. If at any time when the Fund’s New Preferred Shares are outstanding the Fund fails to meet 200% asset coverage (as determined pursuant to the 1940 Act), the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code) and net tax-exempt income determined without regard to the deduction for dividends paid, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the 225% Asset Coverage required under the Supplement, the Fund will be required to redeem Preferred Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) federal income tax from amounts payable to any shareholder who (1) has failed to provide the Fund a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding. The backup withholding rate is currently 24%.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its New Preferred shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New Preferred Shares.

The foregoing summary does not address any possible state, local or foreign tax consequences of acquiring or holding the New Preferred Shares and shareholders should consult their own tax advisors about such possible consequences.

The Fund’s Investments

Investment Objectives and Policies

The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund may invest up to 75% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

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●	The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

●	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

During temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

The Fund cannot change its fundamental investment policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, without the approval of the holders of a majority of the outstanding common and preferred shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including New Preferred Shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares mean (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

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The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds. The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and U.S. tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the United States by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the United States could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by anti-smoking campaigns, tax increases, reduced advertising, and enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.

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Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will purchase municipal securities representing lease obligations only where the Investment Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

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Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Investments in inverse floating rate securities create leverage. The use of leverage creates special risks for common shareholders. See “Risk Factors—Inverse Floating Rate Securities Risk.”

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Floating Rate Securities. The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello- Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

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Derivatives

General. The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market date rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risks of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

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Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to rules promulgated by the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

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Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing noncash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives nonrefundable cash payments based on such noncash accruals while investors incur the risk that such noncash accruals ultimately may not be realized.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Investment Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

Investment Restrictions(1)

Except as described below, the Fund as a fundamental policy may not without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares (including, following their issuance, the New Preferred Shares), voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, including, following their issuance, the New Preferred Shares, voting separately as a single class:

(1)  Under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal income tax.

(2)  Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent permitted under the 1940 Act and except as otherwise described in the Prospectus.(2)

(3)  Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(2)(3)

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(4)  Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities.

(4)  Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users.(4)

(5)  Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.

(6)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(7)  Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(5)

(8)  With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

(9)  Invest in securities other than municipal securities and short-term securities, as described in the Prospectus, except the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Investment Adviser determines such investment should enable the Fund to maximize better its existing investment in such issuer.

(1)	This list presents the fundamental investment restrictions of the Fund as they appear in the Fund’s most recent registration statement, as the same may subsequently have been modified with the approval of the holders of a majority of the Fund’s outstanding voting securities. Accordingly, the use of certain defined terms or cross references in the list does not necessarily correspond with defined terms used elsewhere in this Information Memorandum.

(2)	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

(3)	Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has obtained exemptive relief to make loans pursuant to the inter-fund lending facility.

(4)	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

(5)	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has obtained exemptive relief to make loans pursuant to the inter-fund lending facility.

For purposes of the foregoing, majority of the outstanding, when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (8) above for the Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

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The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, it may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Under the 1940 Act, subject to limited exceptions, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore may be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board:

The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3)  Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)  Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)  Purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s prospectus and statement of additional information.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Management of the Fund

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under its investment management agreement with Nuveen Fund Advisors, LLC is the responsibility of the Fund’s Board. The number of Board Members is twelve (12), each of whom is not considered an “interested person” (as the term “interested person” is defined in the 1940 Act). Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report (File No. 811-21449) filed on January 14, 2025.

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Nuveen Fund Advisors—Investment Adviser

For a description of Nuveen Fund Advisors, LLC, please see the Fund’s Annual Report (File No. 811-21449) filed on January 14, 2025 and incorporated herein by reference.

Nuveen Asset Management—Sub Adviser

For a description of Nuveen Asset Management, LLC, please see the Fund’s Annual Report (File No. 811-21449) filed on January 14, 2025 and incorporated herein by reference.

Investment Management and Sub-Advisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors, LLC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, LLC, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee. For such fee schedules, please see the Fund’s Annual Report (File No. 811-21449) filed on January 14, 2025 and incorporated herein by reference.

Portfolio Managers

Daniel J. Close, CFA, serves as chief investment officer and head of Nuveen’s municipal fixed income department – the largest and most experienced team of investment professionals in the industry. He is the lead portfolio manager for high yield municipal strategies, as well as tax-exempt and taxable municipal strategies across open-end funds, closed-end funds and customized institutional portfolios. Prior to his current role, Dan was a long-serving portfolio manager for several municipal mutual funds and played a key role in establishing and expanding Nuveen’s institutional platform as head of Taxable Municipals. He also chairs the Municipal Investment Oversight Committee, helping to set the strategic direction of all municipal strategies managed by Nuveen. Dan joined Nuveen in 2000 as a municipal fixed income research analyst, covering the corporate-backed, energy, transportation, and utility sectors. He began his investment career in 1998 as an analyst at Banc of America Securities. He holds a B.S. in Business from Miami University and an M.B.A. from the J. L. Kellogg School of Management at Northwestern University. Dan is a Chartered Financial Analyst® and a member of both the CFA Institute and the CFA Society of Chicago.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Steven M. Hlavin is a Managing Director and portfolio manager at Nuveen Asset Management. As a member of the High Yield Municipal Portfolio Management Team, he is responsible for supporting all High Yield Municipal strategies and is specifically responsible for managing the Enhanced High Yield Municipal Bond, High Yield Municipal Opportunities LP, Municipal Opportunities and Short Duration High Yield Municipal Bond Strategies. He oversees a number of state-specific, tax-exempt portfolios and is responsible for the tender option bond/inverse floating rate program used by some of the firm’s closed-end and open-end funds. Steven began his career with Nuveen in 2003, also working as a senior analyst responsible for risk management and performance measurement processes, developing yield curve strategies and portfolio optimization techniques. He received his B.A. in Finance and Accounting and an M.B.A. in Finance from Miami University.

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Portfolio Manager Compensation

For information regarding the portfolio manager compensation, please see the Fund’s Annual Report (File No. 811-21449) filed on January 14, 2025 and incorporated herein by reference.

Nuveen Asset Management, LLC Conflict of Interest Policies

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of interest may also arise when Nuveen Asset Management invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account's investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances if the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet web site at www.sec.gov. In addition, copies of those codes of ethics may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

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USE of Leverage

The Fund uses leverage to pursue its investment objective.

The Fund may use leverage to the extent permitted under the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares, borrowings, the use of inverse floating rate securities and reverse repurchase agreements.

In using leverage, the Fund may issue “senior securities” as defined under the 1940 Act. “Senior securities” include (i) borrowings (including loans from financial institutions); (ii) the issuance of debt securities (clauses (i) and (ii) together, “Borrowings”); and (iii) the issuance of preferred shares, including the New Preferred Shares. “Senior securities” have seniority over the Common Shares in regard to the income and assets of the Fund, and “senior securities” constituting Borrowings also have seniority over preferred shares of the Fund, including the New Preferred Shares, in regard to the income and assets of the Fund.

Currently, the Fund employs leverage through preferred shares and through the use of inverse floating rate securities. The Fund reserves the right to use other forms of leverage in the future.

Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds. Investments in inverse floating rate securities have the economic effect of leverage.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Selling a portfolio security and agreeing to buy it back under a reverse repurchase agreement is economically equivalent to borrowing.

In addition, the Fund may use derivatives such as financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments that may have the economic effect of leverage. See “The Fund’s Investments—Municipal Securities” and “—Derivatives.”

The Fund also may borrow for temporary purposes as permitted by the 1940 Act.

The Fund may reduce or increase the amount of leverage based upon changes in market conditions and the composition of the Fund’s holdings. The Fund’s leverage ratio will vary from time to time based upon such changes in the amount of leverage used and variations in the value of the Fund’s holdings. So long as the net income received from the Fund’s investments purchased with leverage proceeds exceeds the then current expense of any leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. Under these circumstances, the excess net income will be available to pay higher distributions to common shareholders. However, if the net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the current expense of any leverage, the Fund may be required to utilize other Fund assets to make payments on its leveraging instruments.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps can enable the Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to common shareholders) than if the Fund had not entered into the interest rate swap(s).

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Changes in the value of the Fund’s portfolio, including costs attributable to Borrowings or preferred shares of the Fund, such as the New Preferred Shares, will be borne entirely by the common shareholders.

The Fund pays a management fee to the Investment Adviser (which in turn pays a portion of its fee to the Fund’s Sub-Adviser) based on a percentage of Managed Assets. Managed Assets for this purpose includes the proceeds realized from the Fund’s use of most types of leverage as set forth in the Fund’s investment management agreement. See “Management of the Fund—Investment Management and Sub-Advisory Agreements.” Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. The Investment Adviser is responsible for using leverage to pursue the Fund’s investment objective. The Investment Adviser bases its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn the Investment Adviser’s and Sub-Adviser’s management fees. Thus, the Investment Adviser and Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Investment Adviser will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. With respect to any such senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are stock, including the New Preferred Shares, if, immediately after the issuance of such senior securities, the asset coverage ratio with respect to such securities would be less than 200%. With respect to any such senior securities that are stock, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such senior securities representing stock.

In calculating asset coverage in compliance with the 1940 Act, the Fund may be required, in accordance with Rule 18f-4 under the 1940 Act, to aggregate with “senior securities representing indebtedness” other transactions such as reverse repurchase agreements or similar financing transactions, such as transactions in inverse floating rate securities, depending upon their treatment under Rule 18f-4. In accordance with Rule 18f-4, when the Fund engages in such financing transactions, such as transactions in inverse floating rate securities, the Fund may either (i) maintain asset coverage in accordance with Section 18 of the 1940 Act with respect to such transactions and any senior securities, including preferred shares and Borrowings, or (ii) treat such transactions as "derivatives transactions" for purposes of compliance with Rule 18f-4.

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If the asset coverage with respect to senior securities issued by the Fund declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

The New Preferred Shares subject the Fund to, and certain other types of leverage that may be used by the Fund may subject the Fund to, certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred shares purchasers, or rating agencies that may rate the debt or preferred shares or Fund counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time, the Investment Adviser does not believe that any such potential investment limitations will impede it or the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund will continue to use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Description of Outstanding Shares

Description of Common Shares

In addition to the preferred shares, the Fund’s Declaration authorizes the issuance of an unlimited number of common shares. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the trustees may determine or rights to cumulative voting.

At any time when preferred shares, including New Preferred Shares, are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accumulated dividends on preferred shares, including New Preferred Shares, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares, including New Preferred Shares, would be at least 200% after giving effect to the distributions.

Description of Outstanding Fund AMTP Shares

The Fund’s outstanding AMTP Shares, which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Mandatory Redemption Date
Series 2028 AMTP Shares	870	$0.01	$100,000	February 26, 2018	March 1, 2028
Series 2031 AMTP Shares	1,700	$0.01	$100,000	April 19, 2021	April 1, 2031
Series 2032 AMTP Shares	1,000	$0.01	$100,000	June 2, 2022	June 1, 2032

Holders of outstanding AMTP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per outstanding AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the outstanding AMTP Shares. In no circumstances may the dividend rate exceed 15% per annum with respect to any rate period.

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The Fund, as authorized by the Board of Trustees and in accordance with and subject to the terms of the applicable AMTP Shares Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Preferred Shares (the “Applicable AMTP Statement”), may modify or amend the terms and conditions applicable to the AMTP Shares, and any such “Adjusted Terms” (as defined in Article I of the Applicable AMTP Statement) applicable to the AMTP Shares will be set forth in an amended appendix or in a supplement to the Applicable AMTP Statement thereto that is then in effect, or in a separate statement establishing and fixing the rights and preferences of the AMTP Shares, as applicable. Modified terms may include changes to the dividend rate spread or other terns, as agreed to with the designated owners. If the majority of designated owners propose Adjusted Terms, and the Fund and the designated owners fail to enter into an agreement to the Adjusted Terms and the Fund is unable to arrange a third party purchase during the applicable notice period, then the proposed Adjusted Terms shall not take effect, and such failure shall constitute a “Failed Adjustment Event” and the Fund shall redeem all of the outstanding AMTP Shares. If the Fund is the proposing party for Adjusted Terms, and the Fund and the designated owners fail to reach such agreement on the Adjusted Terms within the specified notice period, the Adjusted Terms shall be deemed withdrawn and the applicable Adjusted Terms notice period shall terminate without further recourse.

The outstanding AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the outstanding AMTP Shares on the dates listed above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The outstanding AMTP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Fund’s Declaration or the Statements for the outstanding AMTP Shares or as otherwise required by applicable law, (1) each holder of outstanding AMTP Shares is entitled to one vote for each outstanding AMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (2) the holders of outstanding AMTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including outstanding AMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding AMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

With respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding AMTP Shares or holders of outstanding AMTP Shares, holders (including beneficial owners) of outstanding AMTP Shares, vote separately. In addition, holders of outstanding AMTP Shares of each series have certain consent rights under the purchase agreement for the AMTP Shares of the applicable series with respect to certain actions that would affect their investment in the Fund. Holders of outstanding AMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including outstanding AMTP Shares, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The outstanding AMTP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The outstanding AMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including the New Preferred Shares to be issued in connection with the Mergers, if any.

Net Asset Value

The Fund’s net asset value (“NAV”) is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is calculated by taking the market value of the Fund’s total assets, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

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The Fund utilizes independent pricing services approved by the Board to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In valuing municipal securities, the pricing services may also consider, among other factors, the yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating and the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed-income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Fund’s valuation designee deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Fund’s valuation designee. The Fund’s valuation designee may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board has designated Nuveen Fund Advisors as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations made by Nuveen Fund Advisors are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Certain Provisions in the Declaration of Trust and By-Laws

General

The by-laws of the Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration and by-laws. However, neither the Declaration nor the by-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Fund’s Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

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The Fund’s Declaration provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Fund’s Declaration protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Fund’s Declaration and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Fund’s Declaration requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares entitled to vote, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund or a series or class of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s Declaration or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares entitled to vote, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s Declaration or the Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares entitled to vote, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Fund’s Declaration relating to such higher votes are in the best interests of the Fund.

In addition, the Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. In addition, the Fund’s by-laws contain various provisions relating to the qualifications for trustees and requirements for the nomination by shareholders of the Fund’s trustees, and a provision requiring a majority vote of shareholders to elect trustees in a contested election, all of which could make it more difficult for shareholders to nominate and elect trustees not nominated by the Fund’s existing trustees.

The provisions of the Fund’s Declaration and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

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The Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver

The by-laws of the Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The by-laws of the Fund provide detailed procedures for the bringing of derivative actions by shareholders (the “Demand By-Law”) which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The Demand By-Law is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, the Demand By-Law:

●	provides that before bringing a derivative action, a shareholder must make a written demand to the Fund;

●	establishes a 90 day review period, subject to extension in certain circumstances, for the Board to evaluate the shareholder’s demand;

●	establishes a mechanism for the Board of Trustees to submit the question of whether to maintain a derivative action to a vote of shareholders;

●	provides that if the Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

●	establishes bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

●	provides that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Fund, the shareholder shall not be permitted to maintain a derivative action unless he or she first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

The Demand By-Law may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The by-laws also require that actions by shareholders against the Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Fund’s by-laws.

Reference should be made to the Fund’s Declaration and by-laws on file with the SEC for the full text of these provisions.

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Repurchase of Common Shares; Conversion to Open-End Fund

The Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of the Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that the Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Fund is converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding, including the New Preferred Shares (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken.

Custodian and Transfer Agent,
Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to the Fund’s common shares and the Fund’s AMTP Shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (“Computershare”). The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Target Funds’ VRDP Shares and the VRM-MFP Shares. The Bank of New York Mellon will serve in such capacity for the New Preferred Shares issued in the Merger.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

Available Information

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports, proxy statements, registration statements and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund may be accessed through the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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The Fund’s most recent audited financial statements, together with the report of the independent registered public accounting firm thereon, are incorporated in this Information Memorandum by reference to the Fund’s most recent Annual Report filed with the SEC. The most recent unaudited financial statements of the Fund for the subsequent six month period are incorporated in this Information Memorandum by reference to the Fund’s most recent Semi-Annual Report filed with the SEC. Information about the trustees and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s most recent Annual Report and the most recent Proxy Statement relating to the Fund’s annual meeting of shareholders when filed with the SEC. Information about the Fund’s portfolio managers are incorporated by reference to the Fund’s most recent Form N-CSR filed with the SEC. A copy of the Annual Report, Semi-Annual Report and the Proxy Statement may be obtained from www.sec.gov or by visiting www.nuveen.com. A copy of the Form N-CSR may be obtained from www.sec.gov. Information on those websites is not part of this Information Memorandum, except to the extent specifically incorporated by reference. In addition, the Fund intends to make a schedule of its portfolio holdings as of each month-end publicly available on or about the fifteenth calendar day of the following month.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New Preferred Shares, and to prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New Preferred Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents available upon request from the Fund, subject to compliance with applicable confidentiality restrictions, each such statement being qualified in all respects by this reference.

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Appendix A-1

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

STATEMENT ESTABLISHING AND FIXING THE
RIGHTS AND PREFERENCES OF SERIES [●]
VARIABLE RATE DEMAND PREFERRED SHARES

(NMZ)

(Relating to the issuance of Series [●] Variable Rate Demand Preferred Shares by the above-named fund for the outstanding Series [●]Variable Rate Demand Preferred Shares of

[Nuveen New Jersey Quality Municipal Income Fund (NXJ)][Nuveen Pennsylvania Quality Municipal Income Fund (NQP)])

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NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

STATEMENT ESTABLISHING AND FIXING THE
RIGHTS AND PREFERENCES OF SERIES [●]
VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”); and

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the Series [●] Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto:

DESIGNATION OF SERIES [●] VRDP

Series [●]: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series [●] Variable Rate Demand Preferred Shares,” also referred to herein as “Series [●] VRDP,” “Series [●] VRDP Shares” or “shares of Series [●] VRDP,” and references to “such Series” with respect to the Series [●] VRDP Shares shall be interpreted as references to “shares of such Series,” as the context may require. Each share of Series [●] VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). During the Initial Rate Period, which shall be a Special Rate Period, the Fund will pay dividends at the dividend rate or rates and on the Dividend Payment Dates as set forth in the Notice of Special Rate Period effective [●], 2023 attached hereto as Appendix A. The Series [●] VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series [●] VRDP shall be identical.

The number of Series [●] VRDP Shares which the Board of Trustees has initially authorized for issuance is [●]. The Board of Trustees may, from time to time, authorize the issuance of additional Series [●] VRDP Shares in accordance with the terms hereof.

One Series [●] VRDP Share initially authorized for issuance as stated above shall be issued and distributed in respect of each Series [●] Variable Rate Demand Preferred Share of [Nuveen New Jersey Quality Municipal Income Fund][Nuven Pennsylvania Municipal Income Fund] (the “Target Fund”) outstanding on the date of distribution in connection with the merger of the Target Fund into the Fund as described in the Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)  “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series [●] VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)  “Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)  “Applicable Base Rate” means the greater of (i) the SIFMA Municipal Swap Index Rate or (ii) One-Month Term SOFR.

(d)  “Applicable Percentage” has the meaning set forth in the definition of the Maximum Rate.

(e)  “Applicable Rate” means the dividend rate per annum on any Series [●] VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)  “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series [●] VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)  “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

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(h)   “Beneficial Owner” means a Person in whose name Series [●] VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of Series [●] VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

(i)  “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)  “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)  “Code” means the Internal Revenue Code of 1986, as amended.

(l)  “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)  “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(n)  “Date of Original Issue,” with respect to any Series [●] VRDP Share, means the date on which the Fund initially issued such Series [●] VRDP Share.

(o)  “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(p)  “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

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(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(q)  “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

(r)  “Dividend Period,” with respect to the Series [●] VRDP Shares, means the period from, and including, the Date of Original Issue in connection with the initial issuance of Series [●] VRDP Shares to, but excluding, the initial Dividend Payment Date for the Series [●] VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for the Series [●] VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for the Series [●] VRDP Shares.

(s)  “Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

(t)  “Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

(u)  “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(v)  “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(w)  “Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series [●] VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

(x)  “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(y)  “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series [●] VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series [●] VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(z)  “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series [●] VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

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(aa)  “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series [●] VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(bb)  “Failure to Deposit” means, with respect to shares of Series [●] VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 9 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series [●] VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(cc)  “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series [●] VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(dd)  “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(ee)   “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

8

(ff)   “Holder” means a Person in whose name a Series [●] VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(gg)   “Initial Rate Period” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series [●] Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [●] (as such Rate Period may be shortened or extended in accordance with the Notice of Special Rate Period relating thereto).

(hh)  “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(ii)  “Late Charge” has the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(jj)  “Liquidation Preference,” with respect to a given number of Series [●] VRDP Shares, means $100,000 times that number.

(kk)  “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated at least investment grade by each NRSRO then rating such security or investment.

(ll)  “Liquidity Provider” means any entity acting in such capacity pursuant to a VRDP Purchase Agreement.

(mm)  “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series [●] VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(nn)  “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(oo)  “Mandatory Purchase” means the mandatory purchase of Outstanding Series [●] VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(pp)  “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with this Statement and the VRDP Purchase Agreement.

(qq)  “Mandatory Purchase Event” means, (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement then in effect. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

9

(rr)  “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series [●] VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(ss)  “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series [●] VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series [●] VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series [●] VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series [●] VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(tt)  “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series [●] VRDP Share, on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(uu)  “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series [●] VRDP Shares, a notice delivered in accordance with the VRDP Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(vv)  “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

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(ww)  “Maximum Rate” means, for the Series [●] VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for Series [●] VRDP Shares will depend on the long-term rating assigned to the Series [●] VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series [●] VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series [●] VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series [●] VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series [●] VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series [●] VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series [●] VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(xx)  “Memorandum” means the proxy statement of the Target Fund, dated [●], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time.

(yy)  “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

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(zz)  “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of this Statement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, or as otherwise provided in connection with a Special Rate Period, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock). For the avoidance of doubt, solely for purposes of this Statement (as it may be amended or supplemented, including by a Notice of Special Rate Period) and independent of the requirements of the 1940 Act, “Minimum Asset Coverage” shall be calculated without giving effect to any “financing transactions” covered under Rule 18f-4 under the 1940 Act (including reverse repurchase agreements and tender option bonds regardless of how the Fund treats any such financing transactions under Rule 18f-4(d)(1)), as Rule 18f-4 is in effect on the effective date of this Statement, or any rules or other interpretations issued under Section 18 of the 1940 Act or otherwise after the effective date of this Statement.

(aaa)  “Minimum VRDP Asset Coverage Cure Date,” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on the last Business Day of each month (as required by Section 6 of Part I of this Statement), the tenth Business Day of the following month.

(bbb)  “Moody’s” means Moody’s Ratings, a Delaware corporation, and its successors.

(ccc)   “Municipal Securities” means municipal securities as described in the Memorandum.

(ddd)  “1940 Act” means the Investment Company Act of 1940, as amended.

(eee)  “Notice of Proposed Special Rate Period” has the meaning specified in paragraph (c) of Section 4 of Part I of this Statement.

(fff)  “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(ggg)  “Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(hhh)  “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series [●] VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(iii)  “Notice of Special Rate Period” has the meaning specified in paragraph (d)(i) of Section 4 of Part I of this Statement.

(jjj)  “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series [●] VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(kkk)  “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

12

(lll)  “One-Month Term SOFR” means, on any Rate Determination Date, the most recent Term SOFR Reference Rate for a tenor of one month as published by the Term SOFR Administrator prior to 5:00 p.m., New York City time, on such Rate Determination Date. Notwithstanding the foregoing, if One-month Term SOFR in respect of any Rate Period would otherwise be less than zero (0), One-Month Term SOFR for such Rate Period will be deemed to be zero (0). If the Fund determines that adequate and reasonable methods no longer exist for ascertaining One-month Term SOFR as provided above, the Fund shall replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund shall replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement this Statement as provided in paragraph (a) of Section 11 of Part 1 of this Statement accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary.

For purposes of the definition of One-Month Term SOFR:

“SOFR” means the Secured Overnight Financing Rate administered by the Federal Reserve Bank of New York (or any successor administrator).

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or any successor administrator).

“Term SOFR Reference Rate” means the forward-looking term rate administered by the Term SOFR Administrator based on SOFR.

(mmm)  “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(nnn)  “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(ooo)  “Optional Tender” means any tender of Series [●] VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series [●] VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series [●] VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series [●] VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(ppp)   “Other Special Rate Period Provisions” has the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(qqq)  “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such Series with respect to which, in the case of Series [●] VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series [●] VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

13

(rrr)  “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(sss)  “Preferred Shares” means the preferred shares of the Fund, and includes the VRDP Shares.

(ttt)  “Preliminary Notice of Purchase” has the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(uuu)  “Purchase Date,” with respect to any purchase of Series [●] VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

(vvv)  “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series [●] VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series [●] VRDP Shares.

(www)  “Purchase Price” means an amount equal to the Liquidation Preference of any Series [●] VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(xxx)  “Purchased VRDP Shares” means all Series [●] VRDP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series [●] VRDP Shares.

(yyy)  “Rate Determination Date” means, for Minimum Rate Periods, the last day of a Rate Period for the Series [●] VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(zzz)  “Rate Period,” with respect to the Series [●] VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

(aaaa)  “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

14

(bbbb)  “Rating Agency” means each NRSRO, if any, then providing a rating for the Series [●] VRDP Shares pursuant to the request of the Fund.

(cccc)  “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of Series [●] VRDP Shares.

(dddd)  “Redemption Date” has the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(eeee)  “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

(ffff)  “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(gggg)  “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

(hhhh)  “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series [●] VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(iiii)  “Remarketing” means the remarketing of Series [●] VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(jjjj)  “Remarketing Agent” means any entity appointed as such with respect to Series [●] VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(kkkk)  “Remarketing Agreement” means the Remarketing Agreement, if any, with respect to the Series [●] VRDP Shares, by and among the Fund, the Investment Adviser and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(llll)  “Remarketing Notice” has the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(mmmm)  “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(nnnn)  “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(oooo)  “S&P” means S&P Global Ratings, a Division of S&P Global Inc., and its successors.

(pppp)  “Scheduled Termination Date” means the date designated as the initial Scheduled Termination Date in the VRDP Purchase Agreement, if any, in effect at such time, or any succeeding date to which the term of such VRDP Purchase Agreement is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDP Purchase Agreement, or any succeeding date to which the term of the Alternate VRDP Purchase Agreement is extended.

15

(qqqq)  “SEC” means the Securities and Exchange Commission.

(rrrr)  “Securities Act” means the Securities Act of 1933, as amended.

(ssss)  “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

(tttt)  “SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Fund.

(uuuu)  “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by approximately 4:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect from the previous Rate Determination Date.

(vvvv)  “Special Rate Period” means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(wwww)  “Statement” means this statement establishing and fixing the rights and preferences of Series [●] VRDP Shares, as it may be amended or supplemented from time to time.

(xxxx)  “Subsequent Rate Period” means (i) for Minimum Rate Periods, the period from, and including, the first day following the Initial Rate Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and eaxh subsequent period from, and including, the first day following the end of the previous Subsequent Rate Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day)), (ii) for Special Rate Periods, the period commencing on, and including, the first day of such Special Rate Period and ending on, and including, the last day of such Special Rate Period, or (iii) as otherwise provided in a Notice of Special Rate Period or notice establishing Minimum Rate Periods following a Special Rate Period; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(yyyy)  “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(zzzz)  “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(aaaaa)  “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series [●] VRDP Shares.

(bbbbb)  “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the Series [●] VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(ccccc)  “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

16

(ddddd)  “Voting Period” has the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(eeeee)  “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, if any, with respect to Series [●] VRDP Shares, between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(fffff)  “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, if any, with respect to Series [●] VRDP Shares, between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART I

1.	Number of Authorized Shares; Effectiveness.

(a)  The initial number of authorized shares constituting Series [●] VRDP is as set forth above under the title “Designation of Series [●] VRDP.”

(b)  The effective date of this Statement is [●].

2.	Dividends.

(a)  Ranking. The shares of Series [●] VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)  Cumulative Cash Dividends. The Holders of Series [●] VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series [●] VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series [●] VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series [●] VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred. Notwithstanding any provision to the contrary in this Statement, the Fund in its discretion may declare and pay special dividends in such amounts as are authorized by the Board of Trustees out of funds legally available therefor in accordance with the Declaration and applicable law.

(c)  Dividends Cumulative from Date of Original Issue. Dividends on Series [●] VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

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(d)       Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to the Series [●] VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)  notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii)  notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for the Series [●] VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period relating to such Special Rate Period, as provided in accordance with Section 4 of Part I of this Statement, which Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of Part I of this Statement.

(e)	Applicable Rates and Calculation of Dividends.

(i)  Applicable Rates. The dividend rate or rates on the Series [●] VRDP Shares during the Initial Rate Period shall be as set forth in the Notice of Special Rate Period with respect to the Initial Rate Period. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. Except as may otherwise be provided for in a Special Rate Period, for each Subsequent Rate Period, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)  if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B)  in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period;

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(C)  if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period for the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which a Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the applicable Redemption Date plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period as provided above in this paragraph (e), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, in which case no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

(D)  if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Subsequent Rate Period therefor thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/’BBB-’”); or

(E)  in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii)  Calculation of Dividends. The amount of dividends per share payable on shares of Series [●] VRDP on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

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(f)  Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series [●] VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)  Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series [●] VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with the designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)       Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series [●] VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, upon request of the Fund, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

(i)  Dividends Paid to Holders. Dividends on the Series [●] VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series [●] VRDP Shares, the transferor as Beneficial Owner of Series [●] VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series [●] VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series [●] VRDP Shares in exchange for payment of the Purchase Price for such Series [●] VRDP Shares by the transferee.

(j)  Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series [●] VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (i) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k)  Dividends Designated as Exempt-Interest Dividends. Dividends on Series [●] VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.  Gross-Up Payments. Holders of Series [●] VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)  If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series [●] VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

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(b)  The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.	Designation of Special Rate Periods.

(a)  Preconditions for Special Rate Period. The Fund, at its option, may designate any Rate Period for the Series [●] VRDP Shares as a Special Rate Period having the duration specified by the Fund in accordance with this Section 4, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 9 of Part I of this Statement. A designation of a Special Rate Period shall be effective only if (i) in the case of the designation of the Initial Rate Period as a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(i) of this Section 4, (ii) in the case of the designation of a Special Rate Period to succeed a Minimum Rate Period, (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(ii)(A) of this Section 4, (B) no Series [●] VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the Series [●] VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent, or (iii) in the case of the designation of a Special Rate Period to succeed a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(iii) of this Section 4.

(b)  Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Rate Period for the Series [●] VRDP Shares as a Special Rate Period, but the day that would otherwise immediately succeed the last day of such Special Rate Period is not a Business Day, then the Special Rate Period shall end on the next day immediately succeeded by a Business Day.

(c)  Notice in Respect of Proposed Special Rate Period. If the Fund proposes to designate a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be a day that would otherwise be the first day of a Minimum Rate Period), a notice (a “Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series [●] VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of shares of such Series with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series [●] VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series [●] VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on the Series [●] VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

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(d)  Notices in Respect of Special Rate Period. The Fund shall deliver a notice of Special Rate Period (a “Notice of Special Rate Period”) in accordance with paragraph (i), (ii)(A) or (iii) below or a notice that the Fund is electing not to designate a Special Rate Period in accordance with paragraph (ii)(B) below, as applicable:

(i)  In connection with the designation of the Initial Rate Period as a Special Rate Period, pursuant to paragraph (a)(i) of this Section 4, the Fund shall deliver to the initial purchaser of the Series [●] VRDP Shares a Notice of Special Rate Period setting forth such terms and delivered at such time on or prior to the first day of such Rate Period as shall be agreed by such initial purchaser.

(ii)  In connection with the designation of a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(ii) of this Section 4, no later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period for the Series [●] VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(A)  a Notice of Special Rate Period stating (1) that the Fund has determined to designate the next succeeding Rate Period for shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (2) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (3) that such Special Rate Period shall not commence if (x) any Series [●] VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series [●] VRDP Shares, prior to such Rate Determination Date have not been paid in full, (4) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (5) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period; or

(B)   a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(iii)  In connection with designation of a Special Rate Period to succeed a Special Rate Period pursuant to paragraph (a)(iii) of this Section 4, the Fund shall deliver a Notice of Special Rate Period as specified in and otherwise in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded.

(e)  Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(ii)(A) or (d)(iii) of this Section 4 of any proposed Special Rate Period to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent, and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(ii)(B) of this Section 4. In the event the Fund delivers to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider a notice described in paragraph (d)(ii)(A) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

(f)  Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series [●] VRDP Shares, but with the prior written consent of the Liquidity Provider, if any (and to the extent that the Liquidity Provider is appointed as such for such Special Rate Period), may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including, but not limited to, with respect to the Purchase Obligation or other credit enhancements, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, redemption provisions (other than Section 9(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series [●] VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

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(g)  Minimum Rate Period Succeeding a Special Rate Period. The Fund, at its option, may designate the Rate Period (together with succeeding Rate Periods until the establishment of a Subsequent Rate Period as a Special Rate Period) succeeding a Special Rate Period as a Minimum Rate Period. Notice thereof shall be delivered in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded by the Minimum Rate Period.

5.	Voting Rights.

(a)  One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)  Voting for Additional Trustees.

(i)  Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)  if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)  if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

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(ii)  Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)  Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)  Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)	Holders of VRDP Shares to Vote on Certain Other Matters.

(i)  Increases in Capitalization and Certain Amendments. The Board of Trustees, without the vote or consent of the Holders of Series [●] VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series [●] VRDP Shares, or any classes or series of Preferred Shares ranking on a parity with Series [●] VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. So long as any Series [●] VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series [●] VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to the Series [●] VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series [●] VRDP Shares or the Holders or the Beneficial Owners thereof; provided, however, that (i) none of the actions permitted by the first sentence of this paragraph (c) or by paragraph (a) of Section 12 of Part I of this Statement will be deemed to so affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to so affect such preferences, rights or powers only if the terms of such division so affect the Holders of Series [●] VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Series [●] VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to so affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series [●] VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series [●] VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66⅔% of the Series [●] VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above requiring the vote of Holders of Series [●] VRDP Shares would adversely affect the rights of Series [●] VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders or Beneficial Owners of at least a majority of the shares of the Series [●] VRDP Outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series [●] VRDP voting as a separate class). Notwithstanding the foregoing, as set forth in paragraph (b) of Section 8 of Part I of this Statement, the Fund, without the vote, approval or consent of Holders or Beneficial Owners of Series [●] VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series [●] VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

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(ii)  1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii)  Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series [●] VRDP Shares is otherwise required by this Statement, Holders of Outstanding Series [●] VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series [●] VRDP Shares only and (ii) Holders of Outstanding Series [●] VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series [●] VRDP Shares, as expressly set forth in the Declaration and this Statement.

(d)  Fund May Take Certain Actions Without Shareholder Approval. The Fund is not required to maintain any particular short-term or long-term ratings for the Series [●] VRDP Shares, and, subject only to Section 8 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series [●] VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series [●] VRDP Shares, or the Holders thereof.

Subject only to Section 8 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series [●] VRDP Shares without replacement, in either case, without the vote, approval or consent of Holders of Series [●] VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series [●] VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series [●] VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series [●] VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series [●] VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

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(e)  Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series [●] VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f)  No Preemptive Rights or Cumulative Voting. The Holders of Series [●] VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)  Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series [●] VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)  Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder or Beneficial Owner shall be entitled to vote any Series [●] VRDP Share and no Series [●] VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of Part I of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series [●] VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.  Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on the last Business Day of each month on which any Series [●] VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.  Restrictions on Dividends and Other Distributions.

(a)       Dividends on Preferred Shares Other than the Series [●] VRDP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with Series [●] VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series [●] VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)  Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

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(c)       Other Restrictions on Dividends and Other Distributions. For so long as any Series [●] VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 10 of this Part I, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series [●] VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series [●] VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series [●] VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series [●] VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series [●] VRDP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series [●] VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8.	Ratings.

(a)  Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series [●] VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

(b)  Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the Series [●] VRDP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the Series [●] VRDP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the Series [●] VRDP Shares without the vote, approval or consent of Holders of Series [●] VRDP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency without the approval of the Fund or its Board of Trustees or any Holders of Series [●] VRDP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of Series [●] VRDP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the Series [●] VRDP Shares.

9.	Redemption.

(a)  Optional Redemption.

(i)  Subject to the provisions of paragraph (iii) of this paragraph (a), the Series [●] VRDP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the Series [●] VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) except as otherwise provided in the Notice of Special Rate Period relating to the Initial Rate Period, shares of Series [●] VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series [●] VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein.

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(ii)  If fewer than all of the Outstanding shares of Series [●] VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series [●] VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series [●] VRDP Shares will be redeemed from time to time.

(iii)  The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of Series [●] VRDP Shares by reason of the redemption of such shares on such Redemption Date.

(b)  Mandatory Redemption.

(i)  (A) The Fund shall redeem all Outstanding Series [●] VRDP Shares on [●], at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)  The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number of VRDP Shares to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any Series [●] VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)   Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series [●] VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series [●] VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series [●] VRDP Shares will be redeemed from time to time.

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(ii)   (A)   In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series [●] VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series [●] VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series [●] VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series [●] VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series [●] VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series [●] VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series [●] VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased VRDP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those Series [●] VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

(B)  Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series [●] VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

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(C)  Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subparagraph (D) below:

Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D)  If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)  The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful Remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 9(b)(ii) shall lapse and be of no further force and effect.

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(F)  The provisions of subparagraphs (A) through (E) of this Section 9(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(iii)  At least six months prior to the scheduled mandatory Redemption Date of [●] specified in Section 9(b)(i) above, if any Series [●] VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to earmark in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 9(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series [●] VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 9(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 9(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series [●] VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of [●], and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series [●] VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series [●] VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series [●] VRDP Shares on the [●] Redemption Date for the Outstanding Series [●] VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series [●] VRDP Shares as contemplated by this Section 9(b)(iii) shall lapse and be of no further force and effect.

(c)  Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series [●] VRDP pursuant to paragraph (a) or (b)(i) of this Section 9, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series [●] VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 9, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series [●] VRDP Shares are in physical form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series [●] VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the Series [●] VRDP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series [●] VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series [●] VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series [●] VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

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(d)  No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of Series [●] VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)  Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem Series [●] VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series [●] VRDP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on Series [●] VRDP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those Series [●] VRDP Shares for which a Notice of Redemption has been provided.

(f)  Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series [●] VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)  Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series [●] VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series [●] VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series [●] VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series [●] VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series [●] VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series [●] VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series [●] VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

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(h)  Compliance With Applicable Law. In effecting any redemption pursuant to this Section 9, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)  Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole Series [●] VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)  Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series [●] VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series [●] VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code (including in respect of the treatment of the Series [●] VRDP Shares as stock for U.S. federal income tax purposes) with respect to the redemption of Series [●] VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

10.	Liquidation Rights.

(a)  Ranking. The shares of Series [●] VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)  Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series [●] VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series [●] VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series [●] VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series [●] VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)  Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series [●] VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of Series [●] VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series [●] VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series [●] VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series [●] VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

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(d)  Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series [●] VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series [●] VRDP Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Series [●] VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series [●] VRDP Shares shall not be entitled to share therein.

(e)  Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.  Purchase Obligation. As long as Series [●] VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series [●] VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)  The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series [●] VRDP Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with and into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) of any downgrade in the short-term or long-term rating of the Series [●] VRDP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the Series [●] VRDP Shares or the Liquidity Provider, as applicable.

(b)  In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series [●] VRDP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

(c)  Each Series [●] VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series [●] VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series [●] VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series [●] VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series [●] VRDP Shares that are the subject of such notice.

(d)  The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series [●] VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

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(e)  Except as set forth in Section 10(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series [●] VRDP Shares, the Fund shall have no obligation to purchase Series [●] VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f)  Series [●] VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series [●] VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series [●] VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series [●] VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

(g)  In the event Series [●] VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such Series [●] VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series [●] VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series [●] VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series [●] VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series [●] VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series [●] VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series [●] VRDP Shares. The undelivered Series [●] VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series [●] VRDP Share certificates in lieu of such undelivered Series [●] VRDP Shares.

(h)  The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

12.	Miscellaneous.

(a)       Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series [●] VRDP (and terms relating thereto). Each such additional share of Series [●] VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b)  No Fractional Shares. No fractional Series [●] VRDP Shares shall be issued.

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(c)  Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series [●] VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series [●] VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such Series [●] VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series [●] VRDP Shares.

(d)  Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series [●] VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series [●] VRDP Shares rather than as a separate property right.

(e)  Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series [●] VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series [●] VRDP Shares as stock in the Fund.

(f)  Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g)  Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)  Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART II

1.	Remarketing Procedures.

(a)  Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series [●] VRDP Shares (in denominations of $100,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in the Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)  be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)  state the series and the aggregate number of Series [●] VRDP Shares to be purchased, the CUSIP number of the Series [●] VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii)  state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series [●] VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)  Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

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(c)  Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d)  The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)  (i)   Series [●] VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii)  Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series [●] VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(iii)  Upon the occurrence of a Mandatory Tender Event, all Outstanding Series [●] VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series [●] VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series [●] VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series [●] VRDP Shares fails to deliver such Series [●] VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series [●] VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series [●] VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series [●] VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series [●] VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series [●] VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series [●] VRDP Shares. The undelivered Series [●] VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series [●] VRDP Share certificates in lieu of such undelivered Series [●] VRDP Shares.

(iv)  The Fund, in its sole discretion, may provide all (but not less than all) Beneficial Owners with a right to elect to retain their Series [●] VRDP Shares in connection with a Mandatory Tender for Remarketing. The terms and conditions of any such right to retain shall be as set forth in one or more notices given to Holders. Any such notice given in respect of a right to retain in connection with a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Any Series [●] VRDP Shares duly retained as of the applicable Purchase Date in accordance with this provision and the applicable notice or notices shall be deemed successfully remarketed for purposes of the related Mandatory Tender for Remarketing.

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(f)  A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series [●] VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series [●] VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series [●] VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series [●] VRDP Shares. A Notice of Revocation shall be effective as to the number of Series [●] VRDP Shares specified therein as having been revoked less the number of such Series [●] VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered Series [●] VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered Series [●] VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series [●] VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series [●] VRDP Shares.

(g)  Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series [●] VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

2.	Remarketing Schedule.

(a)  In connection with any attempted Remarketing, all tendered Series [●] VRDP Shares shall be remarketed at the Purchase Price of such Series [●] VRDP Shares. The calculation of the Purchase Price of the Series [●] VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series [●] VRDP Shares and the aggregate number and Purchase Price of Series [●] VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed Series [●] VRDP Shares by the Remarketing Agent relating to tendered Series [●] VRDP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered Series [●] VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series [●] VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series [●] VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series [●] VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such Series [●] VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

38

(b)  By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of Series [●] VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series [●] VRDP Shares and the number of Series [●] VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series [●] VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series [●] VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of Series [●] VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series [●] VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series [●] VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered Series [●] VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series [●] VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series [●] VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series [●] VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(c)  The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series [●] VRDP Shares, wire transfer the aggregate Purchase Price of all Series [●] VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series [●] VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series [●] VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Series [●] VRDP Shares in the form of global securities.

(d)  Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series [●] VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series [●] VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series [●] VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series [●] VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series [●] VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to Series [●] VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series [●] VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series [●] VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

39

(e)  Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series [●] VRDP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)  The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of Series [●] VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any Series [●] VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series [●] VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g)  In connection with the allocation of Series [●] VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series [●] VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series [●] VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series [●] VRDP acquired earliest by the Liquidity Provider).

3.  Determination of Applicable Rate.

(a)  The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series [●] VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b)  The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by Electronic Means to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)  In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series [●] VRDP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of Series [●] VRDP Shares in the form of global securities), that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

40

(d)  In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)  In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

4.  Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series [●] VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

5.  Purchase of Series [●] VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series [●] VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series [●] VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its Series [●] VRDP Shares in a Remarketing unless, in each case, such Series [●] VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.  Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on the Series [●] VRDP Shares, the Fund shall (except as provided below) notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series [●] VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.	Transfers.

(a)  Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series [●] VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of Series [●] VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series [●] VRDP Shares under the Securities Act. Accordingly, the Series [●] VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series [●] VRDP Shares.

41

(b)  The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series [●] VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series [●] VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, Series [●] VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series [●] VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series [●] VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series [●] VRDP Shares.

(c)  If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series [●] VRDP Shares and prospective purchasers of Series [●] VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.	Global Certificate.

So long as any share of Series [●] VRDP shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such share of Series [●] VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

42

IN WITNESS WHEREOF, Nuveen Municipal High Income Opportunity Fund has caused these presents to be signed as of [●], [●]in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

By:
Name:
Title:

ATTEST:

Name:

Title:

[Signature Page to Statement – NMZ Series [●]]

Appendix A-2

Nuveen Municipal HIGH Income OPPORTUNITY Fund

NOTICE OF SPECIAL RATE PERIOD

(2026 SPECIAL RATE PERIOD)

(DESIGNATING THE INITIAL RATE PERIOD AS
A SPECIAL RATE PERIOD FOR SERIES [•]
VARIABLE RATE DEMAND PREFERRED SHARES)

(NMZ)

Nuveen Municipal HIGH Income OPPORTUNITY Fund

NOTICE OF SPECIAL RATE PERIOD

(DESIGNATING THE INITIAL RATE PERIOD AS
A SPECIAL RATE PERIOD FOR SERIES [•]
VARIABLE RATE DEMAND PREFERRED SHARES)

This Notice of Special Rate Period (this “Notice”) (i) designates the Initial Rate Period as a Special Rate Period commencing on the Rate Period Commencement Date and ending on the Rate Period Termination Date (subject to early transition in accordance with Section 3.4 or Section 3.5 below or extension in accordance with Section 3.1(a)(i) below), referred to in this Notice as the “Initial Rate Period” or the “2026 Special Rate Period,” and (ii) establishes the Other Special Rate Period Provisions and other terms (collectively, the “Special Rate Period Provisions”) for the Series [•] VRDP Shares of Nuveen Municipal High Income Opportunity Fund (the “Fund”) for the [•]Special Rate Period, all in accordance with the Statement Establishing and Fixing the Rights and Preferences of Series [•] Variable Rate Demand Preferred Shares effective [•] (the “Statement”). This Notice has been adopted by resolution of the Board of Trustees of the Fund.

ARTICLE 1
DEFINITIONS

1.1  Definitions. During the Initial Rate Period, unless the context or use indicates another or different meaning or intent, each of the following terms when used in this Notice shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense; capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the Statement:

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all Outstanding Series [•] VRDP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company as a condition for declaring dividends on its common shares of stock).

“Accelerated Expiration Date” has the meaning set forth in Section 3.4.

“Accelerated Transition Notice Date” means, if applicable, the Business Day on which the Fund receives written notice from the Purchaser to commence an Accelerated Transition Period and all other conditions to the occurrence of the Accelerated Transition Notice Date under the Purchase Agreement are satisfied.

“Accelerated Transition Period” means the period commencing on the Accelerated Transition Notice Date and ending on the earliest to occur of (i) a successful Transition Remarketing, (ii) no Series [•] VRDP Shares being Outstanding or (iii) the Accelerated Expiration Date.

“Additional Amount Payment” means a payment to a Beneficial Owner of Series [•] VRDP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Additional Amount Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular federal income tax purposes) from the gross income of such Beneficial Owner. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of Series [•] VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund and without giving effect to any other federal tax based on income, such as the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Beneficial Owner of Series [•] VRDP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is made.

1

“Agent Member” means a Person with an account at the Securities Depository that holds one or more Series [•] VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Tender and Paying Agent with respect to such Beneficial Owner.

“Aggregate Adjusted Dividend Amount” means, with respect to each Dividend Period, a per share amount equal to the product of (i) 1.10%, multiplied by a fraction, the numerator of which shall be the actual number of days in such Dividend Period, and the denominator of which shall be the actual number of days in the year (365 or 366) in which such Dividend Period occurs, and (ii) the Liquidation Preference for a Series [•] VRDP Share.

“Aggregate Regular Dividend Amount” means, with respect to each Dividend Period, a per share amount equal to the sum of the dividends accumulated but not yet paid for each day in such Dividend Period calculated as follows: (i) (x) the SIFMA Index Rate plus the Applicable Spread in effect for each such day, divided by the actual number of days in the year (365 or 366) in which such Dividend Period occurs, (y) multiplied by 40% of the Liquidation Preference for a Series [•] VRDP Share; plus (ii) (x) the Term SOFR Index Rate, plus, in each case, the Applicable Spread in effect for each such day, divided by 360, (y) multiplied by 60% of the Liquidation Preference for a Series [•] VRDP Share.

2

“Applicable Spread” means, commencing [•], with respect to any Dividend Reset Period for the Term SOFR Index Rate or the SIFMA Index Rate, respectively, the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the Series [•] VRDP Shares by any Rating Agency in the table set forth directly below on the Term SOFR Rate Determination Date or the SIFMA Rate Determination Date, as applicable, for such Dividend Reset Period; provided, however, that, if the Series [•] VRDP Shares are not assigned a credit rating by any Rating Agency on the Term SOFR Rate Determination Date or the SIFMA Rate Determination Date, as applicable, for such Dividend Reset Period for the Series [•] VRDP Shares as a result of each Rating Agency ceasing to rate tax-exempt closed-end investment companies generally, and such condition shall be continuing for more than 60 calendar days, “Applicable Spread” means, with respect to such Dividend Reset Period for the Term SOFR Index Rate or the SIFMA Index Rate, as applicable, (i) the percentage per annum in such table directly below the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the Series [•] VRDP Shares by any Rating Agency in such table prior to such Term SOFR Rate Determination Date or SIFMA Rate Determination Date, as applicable, or (ii) [•]% per annum if such percentage per annum set forth opposite such highest applicable credit rating is [•]% per annum.

Long Term Ratings*
[Moody’s]	[Fitch]	Applicable Percentage**
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
*And/or the equivalent ratings of another Rating Agency then rating the Series [•] VRDP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series [•] VRDP Shares.		**Unless an Increased Rate Period is in effect, in which case the Applicable Spread shall be [•]% for such Increased Rate Period.

“Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all Outstanding Series [•] VRDP Shares, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For the avoidance of doubt, solely for purposes of this Notice (as it may be amended or supplemented) and independent of the requirements of the 1940 Act, “Asset Coverage” shall be calculated without giving effect to any “financing transactions” covered under Rule 18f-4 under the 1940 Act (including reverse repurchase agreements and tender option bonds regardless of how the Fund treats any such financing transactions under Rule 18f-4(d)(1)), as Rule 18f-4 is in effect on the effective date of this Notice, or any rules or other interpretations issued under Section 18 of the 1940 Act or otherwise after the effective date of this Notice.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.3(a)), the date that is thirty (30) calendar days following such Business Day.

“Below Investment Grade” means, as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)  lower than BBB-, in the case of [Fitch] or lower than Baa3, in the case of [Moody’s]; and

(ii)  lower than an equivalent long-term credit rating to those set forth in clause (i), in the case of any other Rating Agency.

3

“Beneficial Owner” has the meaning set forth in the Statement.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Closed-End Funds” has the meaning set forth in Section 2.14(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means the Custodian Agreement by and between the Custodian and the Fund with respect to the Series [•] VRDP Shares.

“Declaration” has the meaning set forth in the Statement.

“Deposit Securities” has the meaning set forth in the Statement.

“Dividend Default” has the meaning set forth in Section 2.1(g)(i).

“Dividend Payment Date” means (i) the first Business Day of each calendar month, commencing [•], (ii) the first Business Day following the last calendar day of the Initial Rate Period (and, if such date is designated a New Rate Period Commencement Date, the date, if any, to which it shall have been postponed in accordance with Section 3.3(e)) and (iii) each other date designated for the payment of dividends in accordance with this Notice, including, as applicable, any Special Dividend Payment Date.

“Dividend Period” means, with respect to any Dividend Payment Date, (i) in the case of the first Dividend Payment Date, the period from and including the Rate Period Commencement Date to and including [•], and (ii) for each subsequent Dividend Payment Date, (a) for each regular monthly Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month ending immediately preceding the month in which the current Dividend Payment Date falls to and including the last calendar day of such month, (b) for each regular monthly Dividend Payment Date following a Special Dividend Payment Date, the period from and including the Special Dividend Payment Date to and including the last calendar day of the month immediately preceding the month in which the current Dividend Payment Date falls, (c) for each Special Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month in which such regular monthly Dividend Payment Date falls to but excluding the Special Dividend Payment Date, and (d) for each Special Dividend Payment Date following another Special Dividend Payment Date, the period from and including the prior Special Dividend Payment Date to but excluding the current Special Dividend Payment Date. Notwithstanding the foregoing, the final Dividend Period in the Initial Rate Period shall end on and include the last calendar day of the Initial Rate Period.

“Dividend Rate,” with respect to each Series [•] VRDP Share, subject to the adjustment described in the immediately succeeding sentence, and subject further to the adjustment described in Section 2.9, on each day is the per annum rate consisting of: (i) 40% of the sum of the SIFMA Index Rate plus the Applicable Spread and (ii) 60% of the sum of the Term SOFR Index Rate, plus, in each case, the Applicable Spread, in each case as in effect on such day; provided, that, if the amount of dividends otherwise payable for each Dividend Period at such rates calculated as provided in Section 2.1(a) would represent a per annum rate for such Dividend Period of less than 1.10% (calculating accumulated dividends on an actual/actual basis), then the Dividend Rate for such Dividend Period shall be deemed to be 1.10% (calculating accumulated dividends on an actual/actual basis). Notwithstanding the foregoing, (i) with respect to any Increased Rate Period, the Dividend Rate shall mean the Increased Rate for such Increased Rate Period, and (ii) the Dividend Rate for any day shall in no event exceed the Maximum Rate.

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“Dividend Reset Date” means (i) the Rate Period Commencement Date and (ii) thereafter, the first day of each applicable Dividend Reset Period.

“Dividend Reset Period” means, as applicable, each SIFMA Dividend Reset Period and each Term SOFR Dividend Reset Period.

“Effective Leverage Ratio” has the meaning set forth in Section 2.3(d).

“Effective Leverage Ratio Cure Date” has the meaning set forth in Section 2.4(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Tender and Paying Agent Agreement and the Custodian Agreement, respectively.

“Failed Transition Event” means that either (i) the Transition Notice required by Section 3.3(e) states that the Transition Remarketing Agent was unable to successfully remarket all of the Series [•] VRDP Shares to be purchased on the New Rate Period Commencement Date or (ii) the remarketing proceeds for any tendered Series [•] VRDP Shares are not received for any reason (x) by the Tender and Paying Agent by 1:30 p.m., New York City time or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, subject to the proviso in Section 3.3(e), in each case, on the New Rate Period Commencement Date, or (iii) the Fund has otherwise been unsuccessful in extending the Initial Rate Period or establishing a Subsequent Rate Period to succeed the Initial Rate Period (in each of which cases the related Series [•] VRDP Shares will be treated as not having been successfully remarketed).

“Failed Transition Redemption Date” means not later than the third Business Day following the earlier to occur of (i) the New Rate Period Commencement Date immediately following the Accelerated Expiration Date, if applicable, (ii) the Optional Early Expiration Date, if applicable, and (iii) [●], in each case, only if a Failed Transition Event shall have occurred and be continuing as of such date.

“Fitch” has the meaning set forth in the Statement.

“Fund” has the meaning set forth in the preamble to this Notice.

“Holder” means a Person in whose name one or more of the Series [•] VRDP Shares are registered in the registration books of the Fund maintained by the Tender and Paying Agent or otherwise.

“Increased Rate,” with respect to each Series [•] VRDP Share and subject to the adjustment described in Section 2.9, on each day during any Increased Rate Period consists of (i) 40% of the sum of the SIFMA Index Rate and an Applicable Spread of [•]% and (ii) 60% of the sum of the Term SOFR Index Rate and an Applicable Spread of [•]%, in each case as in effect on such day; provided, that the Increased Rate for any day shall in no event exceed the Maximum Rate.

“Increased Rate Period” has the meaning set forth in Section 2.1(g)(i).

“Initial Dividend Reset Period” means, as applicable, the Initial Term SOFR Dividend Reset Period or the Initial SIFMA Dividend Reset Period.

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“Initial Rate Period” or “2026 Special Rate Period” means the Special Rate Period commencing on and including the Rate Period Commencement Date and ending on and including the Rate Period Termination Date.

“Initial SIFMA Dividend Reset Period” means the period commencing on, and including, the Rate Period Commencement Date, and ending on, and including, the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).

“Initial Term SOFR Dividend Reset Period” means the period commencing on and including, the Rate Period Commencement Date and ending on, and including[•].

“Investment Adviser” has the meaning set forth in the Statement.

“Liquidation Preference” has the meaning set forth in the Statement.

“Mandatory Redemption Date” has the meaning set forth in Section 2.4(b)(iii).

“Mandatory Tender” means the mandatory tender of all Series [•] VRDP Shares by the Beneficial Owners thereof for Transition Remarketing and purchase on the New Rate Period Commencement Date.

“Market Value” has the meaning set forth in the Statement.

“Maximum Rate” means 15% per annum (exclusive of any Additional Amount Payments).

“Moody’s” has the meaning set forth in the Statement.

“New Rate Period Commencement Date” has the meaning set forth in Section 3.1(a).

“Notice of Redemption” has the meaning set forth in Section 2.4(d)(i).

“Notice of Subsequent Rate Period” means a notice in respect of the designation of a Subsequent Rate Period provided by the Fund pursuant to Section 3.2.

“Notice of Taxable Allocation” has the meaning set forth in Section 2.9(a).

“NRSRO” has the meaning set forth in the Statement.

“Nuveen Person” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the Series [•] VRDP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

“One-Month Term SOFR” means, with respect to any Term SOFR Dividend Reset Period, the Term SOFR Reference Rate as published by the Term SOFR Administrator prior to 5:00 p.m., New York City time, on the Term SOFR Rate Determination Date for such Term SOFR Dividend Reset Period; provided, however, that (i) if as of 5:00 p.m., New York City time, on any Term SOFR Rate Determination Date, the Term SOFR Reference Rate has not been published by the Term SOFR Administrator, and One-Month Term SOFR has not been replaced pursuant to the terms of this Notice, then One-Month Term SOFR will be the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first U.S. Government Securities Business Day preceding the Term SOFR Rate Determination Date for which the Term SOFR Reference Rate was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Rate Determination Day or (ii) if such Term SOFR Reference Rate is not so published on any of such U.S. Government Securities Business Days, then One-Month Term SOFR will be the Term SOFR Reference Rate as in effect on the previous Dividend Reset Date for One-Month Term SOFR.

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Notwithstanding the foregoing, if the Fund determines that adequate and reasonable methods no longer exist for ascertaining One-Month Term SOFR, the Fund shall replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund shall replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement this Notice as provided in Section 2.13(a) of this Notice accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary.

“Optional Early Expiration Date” has the meaning set forth in Section 3.5(a).

“Optional Early Transition” has the meaning set forth in Section 3.5(a).

“Optional Redemption Date” has the meaning set forth in Section 2.4(c)(i).

“Outstanding” means, as of any date with respect to Series [•] VRDP Shares, the number of Series [•] VRDP Shares theretofore issued by the Fund except (without duplication):

(a)  any Series [•] VRDP Shares theretofore exchanged, cancelled or redeemed or delivered to the Tender and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b)  any Series [•] VRDP Shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.4 hereof;

(c)  any Series [•] VRDP Shares as to which the Fund shall be the Holder or the Beneficial Owner; and

(d)  any Series [•] VRDP Shares represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” has the meaning set forth in the Statement.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including the Series [•] VRDP Shares, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means the Series [•] Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement dated as of [•], as amended, between the Fund and [•], as such agreement may be further amended, restated or modified from time to time.

“Purchase Price” means an amount equal to the Liquidation Preference of each Series [•] VRDP Share to be purchased, if applicable, on the New Rate Period Commencement Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the New Rate Period Commencement Date.

“Purchaser” means [•], a Delaware corporation, as the purchaser of the Series [•] VRDP Shares pursuant to the Purchase Agreement.

“Rate Period Commencement Date” means [•].

“Rate Period Extension/Change Notice” has the meaning set forth in Section 3.2(a).

“Rate Period Termination Date” means the earliest of (i) the Accelerated Expiration Date, in the case of a successful transition to a new Subsequent Rate Period pursuant to Section 3.4, (ii) the Optional Early Expiration Date, in the case of a successful transition to a new Subsequent Rate Period pursuant to Section 3.5, (iii) [•], in the event of a successful transition to a new Subsequent Rate Period upon expiration of the Initial Rate Period, or the date to which such date is extended upon extension of the Initial Rate Period, and (iv) the Failed Transition Redemption Date.

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“Rating Agencies” means, as of any date during the Initial Rate Period, (i) [Fitch and Moody’s] and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.6, in each case above, to the extent it maintains a rating on the Series [•] VRDP Shares on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.6. Each of Fitch and Moody’s has initially been designated as a Rating Agency for purposes of the Series [•] VRDP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of the Series [•] VRDP Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.6, any references to any credit rating of such replaced Rating Agency in this Notice shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the other Rating Agency that has replaced such Rating Agency using the most recent published credit ratings for the Series [•] VRDP Shares of such replacement Rating Agency or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Notice shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the Series [•] VRDP Shares is terminated in accordance with Section 2.6, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Notice for the Series [•] VRDP Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for the Series [•] VRDP Shares shall be taken into account for purposes of this Notice, provided that, for purposes of determining the Dividend Rate applicable to a Dividend Reset Period, any designation of a Rating Agency after the Rate Determination Date for such Dividend Reset Period will take effect on or as of the next succeeding Rate Determination Date.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the Series [•] VRDP Shares.

“Ratings Event” has the meaning set forth in Section 2.1(g)(i).

“Redemption Date” has the meaning set forth in Section 2.4(d)(i) and includes, as applicable, the Term Redemption Date, a Failed Transition Redemption Date, any Mandatory Redemption Date or any Optional Redemption Date.

“Redemption Default” has the meaning set forth in Section 2.1(g)(i).

“Redemption Price” means, for each Series [•] VRDP Share to be redeemed pursuant to Section 2.4, a price per share equal to (x) the Liquidation Preference per Series [•] VRDP Share plus (y) an amount equal to all unpaid dividends and other distributions on such Series [•] VRDP Share accumulated from and including the Date of Original Issue of such Series [•] VRDP Share to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon, and subject to Section 2.4(d)(vii)).

“Regular Daily Dividend” has the meaning set forth in Section 2.1(a).

“Required Beneficial Owners” means the Beneficial Owners of 100% of the Outstanding Series [•] VRDP Shares.

“Retention Transition” has the meaning set forth in Section 3.3(c).

“Securities Depository” means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Notice with respect to the Series [•] VRDP Shares.

8

“SIFMA Dividend Reset Period” means the Initial SIFMA Dividend Reset Period and any Subsequent SIFMA Dividend Reset Period.

“SIFMA Index Rate” means, with respect to any SIFMA Dividend Reset Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the SIFMA Rate Determination Date for such SIFMA Dividend Reset Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous SIFMA Rate Determination Date.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

“SIFMA Rate Determination Date” means, with respect to the Initial SIFMA Dividend Reset Period, the Wednesday immediately preceding the Rate Period Commencement Date, and, with respect to any Subsequent SIFMA Dividend Reset Period, the last day of the immediately preceding SIFMA Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding SIFMA Rate Determination Date will be determined without regard to any prior extension of a SIFMA Rate Determination Date to a Business Day.

“SOFR” means the Secured Overnight Financing Rate administered by the Federal Reserve Bank of New York (or any successor administrator).

“Special Dividend Payment Date” has the meaning set forth in Section 2.1(h).

“Subsequent SIFMA Dividend Reset Period” means the period from, and including, the first day following the Initial SIFMA Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from, and including, the first day following the end of the previous Subsequent SIFMA Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day). Notwithstanding the foregoing, the final SIFMA Dividend Reset Period in the Initial Rate Period shall end on and include the last calendar day of the Initial Rate Period.

“Subsequent Term SOFR Dividend Reset Period” means the period from and including the first calendar day of the month following the Initial Term SOFR Dividend Reset Period to and including the last calendar day of such month and each subsequent period from and including the first calendar day of the month to and including the last calendar day of the month. Notwithstanding the foregoing, the final Term SOFR Dividend Reset Period in the Initial Rate Period shall end on and include the last calendar day of the Initial Rate Period.

“Tax Event” has the meaning set forth in Section 2.1(g)(i).

“Taxable Allocation” means the allocation of any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid in respect of the Series [•] VRDP Shares.

“Tender and Paying Agent” means The Bank of New York Mellon and its successors or any other tender and paying agent appointed by the Fund with respect to the Series [•] VRDP Shares.

“Tender and Paying Agent Agreement” means the Second Amended and Restated Tender and Paying Agent Agreement to be dated as of [•], by and between the Fund and the Tender and Paying Agent, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other tender and paying agent appointed by the Fund.

9

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or any successor administrator).

“Term SOFR Dividend Reset Period” means the Initial Term SOFR Dividend Reset Period and any Subsequent Term SOFR Dividend Reset Period.

“Term SOFR Index Rate” means, with respect to any Term SOFR Dividend Reset Period or portion thereof, 70% of (One-Month Term SOFR, as determined for such Term SOFR Dividend Reset Period or portion thereof, plus 0.10%). Notwithstanding the foregoing, if the Term SOFR Index Rate in respect of any Term SOFR Dividend Reset Period would otherwise be less than zero (0), the Term SOFR Index Rate for such Term SOFR Dividend Reset Period will be deemed to be zero (0).

“Term SOFR Rate Determination Date” means, with respect to the Initial Term SOFR Dividend Reset Period, the date that is two U.S. Government Securities Business Days preceding [•] and, with respect to any Subsequent Term SOFR Dividend Reset Period, the date that is two U.S. Government Securities Business Days preceding the Dividend Reset Date for such Subsequent Term SOFR Dividend Reset Period.

“Term SOFR Reference Rate” means the forward-looking term rate for a tenor of one month administered by the Term SOFR Administrator based on SOFR.

“Transition Notice” has the meaning set forth in Section 3.3(e).

“Transition Remarketing” means the remarketing of the Series [•] VRDP Shares by the Transition Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to the Mandatory Tender in connection with the transition from the Initial Rate Period to a Subsequent Rate Period.

“Transition Remarketing Agent” means the entity or entities appointed as such by the Fund to conduct the Transition Remarketing.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Voting Period” has the meaning set forth in Section 2.5(b)(i).

1.2  Interpretation. (a) The headings preceding the text of Sections included in this Notice are for convenience only and shall not be deemed part of this Notice or be given any effect in interpreting this Notice. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Notice. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Notice), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References to Sections shall refer to those portions of this Notice, unless otherwise provided. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Notice as a whole and not to any particular Article, Section or clause of this Notice.

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(b)  The terms and conditions set forth in this Notice shall, from and including the Rate Period Commencement Date during the Initial Rate Period, supersede the terms of the Statement to the extent inconsistent therewith. For the avoidance of doubt, without limiting the applicability of other sections or the applicability of any provisions of this Notice, (i) Sections 1, 2(a), 8, 10(b)(i)(A), 11(a) and 13 (other than 13(d)) of Part I of the Statement and Section 8 of Part II of the Statement shall apply during the Initial Rate Period, and (ii) Sections 2 (other than 2(a)), 3, 5, 6, 7, 9, 10 (other than 10(b)(i)(A)), 11 (other than 11(a)), 12 and 13(d) of Part I of the Statement and Sections 1 through 7 of Part II of the Statement shall not apply during the Initial Rate Period.

(c)  This Notice shall be effective as of the Rate Period Commencement Date.

1.3  Liability of Officers, Trustees and Shareholders. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the officer of the Fund executing this Notice has executed this Notice as an officer and not individually, and the obligations of the Fund set forth in this Notice are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding upon the assets and property of the Fund.

ARTICLE 2
TERMS APPLICABLE TO THE SERIES [•]
VARIABLE RATE DEMAND PREFERRED SHARES FOR
THE INITIAL Rate Period

The Series [•] VRDP Shares shall have the following terms for the Initial Rate Period:

2.1  Dividends and Distributions.

(a)  The Holders of Series [•] VRDP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each Series [•] VRDP Share at the Dividend Rate and no more, with the amount of dividends accumulated on each day calculated as set forth below. Dividends and other distributions on each Series [•] VRDP Share shall accumulate from the Date of Original Issue with respect to such share. The amount of dividends per share payable on Series [•] VRDP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each day in the related Dividend Period. The amount of dividends per share accumulated for each day shall be equal to the sum of: (i) (x) the SIFMA Index Rate plus the Applicable Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, (y) multiplied by 40% of the Liquidation Preference for a Series [•] VRDP Share; plus (ii) (x) the Term SOFR Index Rate, plus, in each case, the Applicable Spread in effect for such day, divided by 360, (y) multiplied by 60% of the Liquidation Preference for a Series [•] VRDP Share (together, the “Regular Daily Dividend Amount”); provided, that, if the Aggregate Regular Dividend Amount otherwise payable for the related Dividend Period would represent a per annum rate for such Dividend Period of less than 1.10% (calculating accumulated dividends at such 1.10% rate on an actual/actual basis), then the Dividend Rate for such Dividend Period shall be deemed to be 1.10% (calculating accumulated dividends on an actual/actual basis), and the amount of dividends per shares accumulated for the final day of such Dividend Period shall be equal to the sum of: (i) the Aggregate Adjusted Dividend Amount minus the Aggregate Regular Dividend Amount; plus (ii) the Regular Daily Dividend Amount. The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period as provided in Section 2.1(g) below with the amount of dividends accumulated on each day calculated as set forth above. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.

(b)  Dividends on Series [•] VRDP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.1(f) hereof. In connection with any transfer of Series [•] VRDP Shares, the transferor shall, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the Series [•] VRDP Shares in consideration of a portion of the purchase price for such Series [•] VRDP Shares paid by the transferee.

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(c)  (i) Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Series [•] VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent dividend payment date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the Series [•] VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon the Series [•] VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the Series [•] VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the Series [•] VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Series [•] VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series [•] VRDP Share shall be based on the Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).

(ii)  For so long as any Series [•] VRDP Shares are Outstanding during the Initial Rate Period, without limiting Section 2.2, the Fund shall not: (x) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all Series [•] VRDP Shares and all other series of Preferred Shares ranking on a parity with the Series [•] VRDP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.4(d)(ii) hereof with respect to Outstanding Series [•] VRDP Shares to be redeemed pursuant to Section 2.4(a) or Section 2.4(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)  Any dividend payment or other distribution made on Series [•] VRDP Shares shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and other distributions have not been paid.

(d)  Not later than 5:00 p.m., New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund shall deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions, if any, that are payable on such Dividend Payment Date in respect of the Series [•] VRDP Shares. The Fund may direct the Tender and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same-day funds at the opening of business on such Dividend Payment Date.

(e)  All Deposit Securities deposited with the Tender and Paying Agent for the payment of dividends and other distributions, if any, payable on Series [•] VRDP Shares shall be held in trust for the payment of such dividends and other distributions by the Tender and Paying Agent for the benefit of the Holders of the Series [•] VRDP Shares entitled to the payment of such dividends and other distributions pursuant to Section 2.1(f). Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends and other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

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(f)  Dividends and any distributions made pursuant to Section 2.9(a) on the Series [•] VRDP Shares shall be paid on each Dividend Payment Date to the Holders of the Series [•] VRDP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends and any distributions made pursuant to Section 2.9(a) in arrears on Series [•] VRDP Shares for any past Dividend Period may be declared (to the extent not previously declared) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments of other distributions on Series [•] VRDP Shares which may be in arrears.

(g)  (i) The Dividend Rate on the Series [•] VRDP Shares shall be adjusted to the Increased Rate for each Increased Rate Period. An “Increased Rate Period” shall commence (A) on a Dividend Payment Date if the Fund has failed (as a result of complying with Section 2.1(c) or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the Series [•] VRDP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(g)(ii); (B) on an applicable Redemption Date for the Series [•] VRDP Shares (or any thereof) if the Fund has failed (as a result of complying with Section 2.1(c) or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”), and continue to, but excluding, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(g)(ii); (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the Series [•] VRDP Shares pursuant to Section 2.6 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally, or on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.6, and the Series [•] VRDP Shares are not then rated by at least two Rating Agencies, and continue to, but excluding, the Business Day on which compliance with Section 2.6 is restored; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the Series [•] VRDP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the Series [•] VRDP Shares do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”) and continue so long as any Series [•] VRDP Shares are Outstanding. A “Ratings Event” shall be deemed to exist with respect to the Series [•] VRDP Shares at any time the Series [•] VRDP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder. In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.

(ii)  A Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and other distributions on the Series [•] VRDP Shares and any unpaid Redemption Price on the Series [•] VRDP Shares (or any thereof, as applicable) shall have been deposited irrevocably in trust in same-day funds with the Tender and Paying Agent.

(h)  Notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates in respect of the Initial Rate Period; provided, that any such Special Dividend Payment Date shall be a Business Day. Notwithstanding any provision to the contrary in this Notice, the Fund in its discretion may declare and pay special dividends in such amounts as are authorized by the Board of Trustees out of funds legally available therefor in accordance with the Declaration and applicable law.

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2.2  Liquidation Rights.

(a)  In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series [•] VRDP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)  If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series [•] VRDP Shares and any other outstanding Preferred Shares ranking on a parity with the Series [•] VRDP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such Series [•] VRDP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.2(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series [•] VRDP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding Series [•] VRDP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.2(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)  Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.2.

2.3  Coverage & Leverage Tests.

(a)  Asset Coverage Requirement. For so long as any Series [•] VRDP Shares are Outstanding during the Initial Rate Period the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.4(b)(i) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.3(a).

(b)  Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.3(a) are satisfied, (i) no Series [•] VRDP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.3(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such shares or other Preferred Shares) to pay the full redemption price for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series [•] VRDP Shares or other Preferred Shares and the requisite notice of redemption for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)  Effective Leverage Ratio Requirement. For so long as Series [•] VRDP Shares are Outstanding during the Initial Rate Period, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of the close of business on any Business Day, the provisions of Section 2.4(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.3(c).

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(d)  Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.3(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)  The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)  The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.3(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.4  Redemption. The Series [•] VRDP Shares shall be subject to redemption by the Fund as provided below:

(a)  Failed Transition Redemption. The Fund shall redeem all Outstanding Series [•] VRDP Shares on the Failed Transition Redemption Date, if any, if a Failed Transition Event has occurred and is continuing as of such date, at a price per Series [•] VRDP Share equal to the Redemption Price.

(b)  Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)  Asset Coverage Mandatory Redemption.

(A)  If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.3(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.3(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.4(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Series [•] VRDP Shares, to enable it to meet the requirements of Section 2.4(b)(i)(B). In the event that any Series [•] VRDP Shares then Outstanding are to be redeemed pursuant to this Section 2.4(b)(i) or Section 2.4(b)(ii), the Fund shall redeem such shares at a price per Series [•] VRDP Share equal to the Redemption Price.

(B)  On the Redemption Date for a redemption contemplated by Section 2.4(b)(i)(A), the Fund shall redeem at the Redemption Price per Series [•] VRDP Share or specified redemption price for any other Preferred Shares, as applicable, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of Series [•] VRDP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of Series [•] VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all Series [•] VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.4(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.4(b) a sufficient number of Series [•] VRDP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Series [•] VRDP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those Series [•] VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series [•] VRDP Shares are to be redeemed pursuant to this Section 2.4(b)(i), the number of Series [•] VRDP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding Series [•] VRDP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.4(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

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(ii)  Effective Leverage Ratio Corrective Action, Including Mandatory Redemption.

(A)  If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.3(c) or as determined in accordance with Section 6.13 of the Purchase Agreement (if then in effect) as of any time as of which such compliance is required to be determined in accordance with Section 2.3(c) and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption or other transactions required by this Section 2.4(b)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Notice and under the Purchase Agreement) to not exceed the Effective Leverage Ratio required under Section 2.3(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.3(c)) as so determined, by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, causing a notice of redemption to be issued, and, in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Series [•] VRDP Shares, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.4(b)(ii)(A). In the event that any Series [•] VRDP Shares are to be redeemed pursuant to clause (y) of this Section 2.4(b)(ii)(A), the Fund shall redeem such Series [•] VRDP Shares at a price per Series [•] VRDP Share equal to the Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.4(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.4(b)(ii) a sufficient number of Series [•] VRDP Shares that, when aggregated with other Preferred Shares redeemed by the Fund and after giving effect to the transactions described in clause (x) of this Section 2.4(b)(ii)(A), would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B)  On the Redemption Date for a redemption contemplated by clause (y) of Section 2.4(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of Series [•] VRDP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.4(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those Series [•] VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series [•] VRDP Shares are to be redeemed pursuant to clause (y) of Section 2.4(b)(ii)(A), the number of Series [•] VRDP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding Series [•] VRDP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.4(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

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(iii)  Mandatory Redemption Date. Any date fixed for the redemption of Series [•] VRDP Shares pursuant to the requirements of this Section 2.4(b) and in accordance with Section 2.4(d) shall constitute a “Mandatory Redemption Date.”

(c)  Optional Redemption.

(i)  Subject to the provisions of Section 2.4(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding Series [•] VRDP Shares, at a price per Series [•] VRDP Share equal to the Redemption Price.

(ii)  If fewer than all of the Outstanding Series [•] VRDP Shares are to be redeemed pursuant to Section 2.4(c)(i), the Series [•] VRDP Shares to be redeemed from the respective Holders shall be selected either (A) pro rata among the Holders of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided that, in each case, such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.4(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of the Statement and this Notice and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series [•] VRDP Shares will be redeemed pursuant to this Section 2.4(c) from time to time.

(iii)  The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.4(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.4(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of Series [•] VRDP Shares by reason of the redemption of such Series [•] VRDP Shares on such Optional Redemption Date.

(iv)  Series [•] VRDP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.4(b)(i)(B) or Section 2.4(b)(ii) shall be considered mandatorily redeemed in accordance therewith and not subject to this Section 2.4(c).

(d)  Procedures for Redemption.

(i)  If the Fund shall determine or be required to redeem, in whole or in part, Series [•] VRDP Shares pursuant to Section 2.4(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Tender and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days and not less than ten (10) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, which consent shall not be deemed to be a vote required by Section 2.5) prior to the date fixed for redemption pursuant to this Section 2.4(d) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) that it applies to the Series [•] VRDP Shares and number of Series [•] VRDP Shares to be redeemed; (C) the CUSIP number for the Series [•] VRDP Shares; (D) the applicable Redemption Price on a per share basis or, if not then ascertainable, the manner of calculation thereof; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Series [•] VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Notice under which such redemption is made. If fewer than all Series [•] VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series [•] VRDP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in the Notice of Redemption relating to a Failed Transition Redemption Date that such redemption is subject to the condition of the Failed Transition Event being continuing on such Failed Transition Redemption Date. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Notice that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

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(ii)  If the Fund shall give a Notice of Redemption, then at any time from and after the giving of a Notice of Redemption and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date (so long as any applicable conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Series [•] VRDP Shares to be redeemed on the Redemption Date and (B) give the Tender and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Series [•] VRDP Shares called for redemption and redeemed on the Redemption Date. The Fund may direct the Tender and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii)  Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the Series [•] VRDP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Series [•] VRDP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof, including Section 2.4(d)(vii), up to (but excluding) the applicable date of redemption of the Series [•] VRDP Shares, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.4(d)(vi) below, shall be payable as part of the applicable Redemption Price on the date of redemption of the Series [•] VRDP Shares). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Series [•] VRDP Shares called for redemption and redeemed on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the date of redemption of the Series [•] VRDP Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the Series [•] VRDP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the date of redemption, any interest on the Deposit Securities so deposited.

(iv)  On or after the Redemption Date, each Holder of Series [•] VRDP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such Series [•] VRDP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such Series [•] VRDP Shares, without interest, and, in the case of a redemption of fewer than all the Series [•] VRDP Shares represented by such certificate(s), a new certificate representing the Series [•] VRDP Shares that were not redeemed.

(v)  Notwithstanding the other provisions of this Section 2.4, except as otherwise required by law, the Fund shall not redeem any Series [•] VRDP Shares or other series of Preferred Shares ranking on a parity with the Series [•] VRDP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and other distributions on all Outstanding Series [•] VRDP Shares and such other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Series [•] VRDP Shares or other Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Tender and Paying Agent or other applicable paying agent for such Series [•] VRDP Shares or other Preferred Shares in accordance with the terms of such Series [•] VRDP Shares or other Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Series [•] VRDP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Series [•] VRDP Shares and any such other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

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(vi)  To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Notice and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.4(c), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Series [•] VRDP Shares, dividends shall be declared and paid on each Dividend Payment Date in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such Series [•] VRDP Shares shall have been deposited in trust with the Tender and Paying Agent for that purpose.

(vii)  Notwithstanding anything to the contrary herein or in any Notice of Redemption, if the Fund shall not have redeemed Series [•] VRDP Shares on the applicable Redemption Date, the Holders of the Series [•] VRDP Shares subject to redemption shall continue to be entitled to receive dividends on such shares at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon), together with any Additional Amount Payment, as applicable thereto, shall be included in the Redemption Price for the Series [•] VRDP Shares.

(e)  Tender and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Tender and Paying Agent for payment of the Redemption Price of Series [•] VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of Series [•] VRDP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.4(d)(iii) above.

(f)  Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.4, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(g)  Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.4, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Series [•] VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series [•] VRDP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior consent.

2.5  Voting Rights.

(a)  One Vote Per Series [•] VRDP Share. Except as otherwise provided in the Declaration or this Notice or as otherwise required by law, (i) each Holder of Series [•] VRDP Shares shall be entitled to one vote for each Series [•] VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding Series [•] VRDP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding Series [•] VRDP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.5(b), the Holders of outstanding Common Shares and Preferred Shares, including Series [•] VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)  Voting For Additional Trustees.

(i)  Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.5(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including Series [•] VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series [•] VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)  if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding Series [•] VRDP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)  if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this Section 2.5(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.5(b)(i).

(ii)  Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.5(b)(i), the Fund shall call a special meeting of such Holders and notify the Tender and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.5(b)(i) on a one-vote-per-share basis.

(iii)  Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.5(b)(i) shall not be affected by the election at such meeting by the Holders of Series [•] VRDP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of Series [•] VRDP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.5(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)  Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.5(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.5(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.5(b)(i).

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(c)  Holders of Series [•] VRDP Shares to Vote on Certain Matters.

(i)  Certain Amendments Requiring Approval of Series [•] VRDP Shares. Except as otherwise permitted by Sections 2.4(g) or 2.13, so long as any Series [•] VRDP Shares are Outstanding during the Initial Rate Period, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series [•] VRDP Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, the Statement or this Notice, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series [•] VRDP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Series [•] VRDP Shares, and (ii) a division of a Series [•] VRDP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Series [•] VRDP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a Series [•] VRDP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Series [•] VRDP Share, (ii) creates, alters or abolishes any right in respect of redemption of such Series [•] VRDP Share (other than solely as a result of a division of a Series [•] VRDP Share) or (iii) creates or increases (other than to comply with applicable law) any restriction on transfer applicable to such Series [•] VRDP Share. So long as any Series [•] VRDP Shares are Outstanding during the Initial Rate Period, the Fund shall not, without the affirmative vote or consent of at least 66⅔% of the Holders of the Series [•] VRDP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Additionally, notwithstanding the foregoing, no amendment, alteration or repeal of (1) the obligation of the Fund to (x) pay the Redemption Price on the Failed Transition Redemption Date or (y) accumulate dividends at the Dividend Rate (as set forth in this Notice) for, or other required distributions on, the Series [•] VRDP Shares or (2) the Liquidation Preference for the Series [•] VRDP Shares, shall be effected without, in each case, the prior unanimous vote or consent of the Holders or Beneficial Owners of the Series [•] VRDP Shares. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Notice.

(ii)  1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series [•] VRDP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)  Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series [•] VRDP Shares is otherwise required by this Notice, Holders of Outstanding Series [•] VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series [•] VRDP Shares only and (ii) Holders of Outstanding Series [•] VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series [•] VRDP Shares, as expressly set forth in the Declaration and this Notice.

(d)  Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Declaration or this Notice, the Holders of Series [•] VRDP Shares shall not have any relative rights or preferences or other special rights with respect to voting such Series [•] VRDP Shares other than those specifically set forth in this Section 2.5; provided, however, that nothing in the Statement or this Notice shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of Series [•] VRDP Shares that any action or inaction by the Fund shall require the consent or approval of such Holder or Beneficial Owner.

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(e)  No Preemptive Rights or Cumulative Voting. The Holders of Series [•] VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(f)  Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on the Series [•] VRDP Shares, the sole remedy of the Holders under this Notice, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Notice or the Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 2.5. Nothing in this Section 2.5(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration, this Notice and the Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.1(g) hereof.

(g)  Holders Entitled to Vote. For purposes of determining any rights of the Holders of Series [•] VRDP Shares to vote on any matter, whether such right is created by the Statement or this Notice, by the Declaration, by statute or otherwise, no Holder or Beneficial Owner of Series [•] VRDP Shares shall be entitled to vote any Series [•] VRDP Share and no Series [•] VRDP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Series [•] VRDP Share shall have been given in accordance with this Notice and the requisite Deposit Securities for the payment of the Redemption Price of such Series [•] VRDP Share shall have been deposited in trust with the Tender and Paying Agent for that purpose. No Series [•] VRDP Share held or controlled by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

(h)  Grant of Irrevocable Proxy. To the fullest extent permitted by applicable law, each Holder and Beneficial Owner may in its discretion grant an irrevocable proxy with respect to Series [•] VRDP Shares.

2.6  Rating Agencies. The Fund shall use commercially reasonable efforts to cause at least [two] Rating Agencies to issue long-term credit ratings with respect to the Series [•] VRDP Shares for so long as the Series [•] VRDP Shares are Outstanding during the Initial Rate Period. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to Series [•] VRDP Shares so long as immediately following such termination, there would be at least two Rating Agencies with respect to the Series [•] VRDP Shares; provided that the replacement of a Rating Agency shall not occur unless the replacement Rating Agency shall have at the time of such replacement (i) published a rating for the Series [•] VRDP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to Series [•] VRDP Shares by notice to the Holders of the Series [•] VRDP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Series [•] VRDP Shares or any other shareholder of the Fund.

2.7  Issuance of Additional Preferred Shares. So long as any Series [•] VRDP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with Series [•] VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series [•] VRDP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Shares then outstanding or so established and created, including additional Series [•] VRDP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.3(b) hereof) of at least 225%.

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2.8  Status of Redeemed, Exchanged or Repurchased Series [•] VRDP Shares. Series [•] VRDP Shares that at any time have been redeemed, exchanged or purchased by the Fund shall, after such redemption, exchange or purchase, have the status of authorized but unissued Preferred Shares.

2.9  Distributions with respect to Taxable Allocations. Whenever a Taxable Allocation is to be paid by the Fund with respect to the Series [•] VRDP Shares with respect to any Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.9:

(a)  The Fund shall provide notice to the Tender and Paying Agent prior to the commencement of any Dividend Period for the Series [•] VRDP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each Series [•] VRDP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Dividend Reset Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment, as applicable, in respect of the Taxable Allocation paid on such Series [•] VRDP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment, as applicable, payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the adjustment or distribution in respect of Taxable Allocations in respect of the Series [•] VRDP Shares as provided in this Section 2.9(a), and shall only effect the distribution in respect of Taxable Allocations as described in Section 2.9(b) and/or Section 2.9(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the adjustment or distribution in respect of a Taxable Allocation as contemplated by this Section 2.9(a).

(b)  If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.9(a) with respect to a Taxable Allocation that is made in respect of the Series [•] VRDP Shares, the Fund may make one or more supplemental distributions on the Series [•] VRDP Shares equal to the Additional Amount Payment due in respect of such Taxable Allocation. Any such supplemental distribution in respect of the Series [•] VRDP Shares shall be made reasonably promptly following any such Taxable Allocation and may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of the Series [•] VRDP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)  If in connection with a redemption of Series [•] VRDP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.9(a) or made one or more supplemental distributions pursuant to Section 2.9(b), the Fund shall direct the Tender and Paying Agent to send an Additional Amount Payment, as applicable, in respect of such Taxable Allocation to each Beneficial Owner, as applicable, of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund. For such purpose, the Fund and the Tender and Paying Agent may rely on the address most recently provided by the Beneficial Owner in accordance with the Purchase Agreement (including any transferee certificate delivered in accordance therewith).

(d)  Except as required by the Purchase Agreement, for so long as the applicable provisions of the Purchase Agreement shall be in effect, the Fund shall not be required to make an Additional Amount Payment, as applicable, with respect to the Series [•] VRDP Shares with respect to any net capital gain or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.10  Notice. All notices or communications hereunder, unless otherwise specified in this Notice, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.10 shall be deemed given on the date received.

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2.11  Termination. Upon the earlier to occur of (a) no Series [•] VRDP Shares being Outstanding or (b) the successful transition to a new Subsequent Rate Period, all rights and preferences of the Series [•] VRDP Shares under this Notice shall cease and terminate, and all obligations of the Fund under this Notice shall terminate.

2.12  Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Notice, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.13  Modification. To the extent permitted by Section 2.5(c) and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of the Series [•] VRDP Shares, may interpret, supplement or amend the provisions of this Notice, including replacing One-Month Term SOFR as provided in the definition thereof.

2.14  Transfers.

(b)  A Beneficial Owner or Holder of any Series [•] VRDP Shares may sell, transfer or otherwise dispose of Series [•] VRDP Shares only in whole shares and only to Persons that are both: (1)(i) Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (or affiliates of banks), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks (or affiliates of banks), insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding Series [•] VRDP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding Series [•] VRDP Shares has been obtained.

(c)  If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series [•] VRDP Shares and prospective purchasers of Series [•] VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.15  Acknowledgement of Contractual Rights. Nothing in this Notice or the Statement (including, without limitation, Section 5(e) of Part I of the Statement) shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of Series [•] VRDP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

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ARTICLE 3
EXTENSION OF INITIAL RATE PERIOD OR
DESIGNATION OF SUBSEQUENT RATE PERIOD

3.1  General Provisions.

(a)  The Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Rate Period or transition to a Subsequent Rate Period to succeed the Initial Rate Period by:

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(i)  extending the Initial Rate Period through an extension of the Rate Period Termination Date then in effect, the terms of which extension are agreed to in writing by the Required Beneficial Owners and, to the extent different from the terms of the Initial Rate Period already in effect, are set forth in a new or amended Notice of Subsequent Rate Period;

(ii)  establishing a Subsequent Rate Period to succeed the Initial Rate Period that will result in a transition to such Subsequent Rate Period on the first Business Day immediately following the last day of the Initial Rate Period, as such day may be accelerated in accordance with Section 3.4 or Section 3.5 (such first Business Day, whether or not a new Subsequent Rate Period commences on such day, as so accelerated, if applicable, being referred to in this Notice as the “New Rate Period Commencement Date”), the terms of which are agreed to in writing by the Required Beneficial Owners and are set forth in a new Notice of Subsequent Rate Period; or

(iii)  establishing any other Subsequent Rate Period to succeed the Initial Rate Period that will result in a transition to such Subsequent Rate Period on the New Rate Period Commencement Date, with terms as set forth in a new Notice of Subsequent Rate Period.

(b)  Subject to Section 3.4 or Section 3.5, as applicable, the Fund initially shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, by [•], to extend the Initial Rate Period or establish a Subsequent Rate Period to succeed the Initial Rate Period in accordance with Section 3.1(a); provided that, in the event the Fund has not done so by such date, the Fund shall continue to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Rate Period or establish a Subsequent Rate Period for the Series [•] VRDP Shares in accordance with this Section 3.1, such efforts, to continue until the earliest to occur of (i) a successful transition to a Subsequent Rate Period, (ii) no Series [•] VRDP Shares remaining Outstanding or (iii) [•].

(c)  In the event that the Fund successfully establishes a Subsequent Rate Period succeeding the Initial Rate Period, and no Failed Transition Event otherwise shall have occurred and be continuing as of the New Rate Period Commencement Date, then on and as of the New Rate Period Commencement Date, the Series [•] VRDP Shares shall be subject to the terms established for the Subsequent Rate Period. If a Failed Transition Event shall have occurred and be continuing as of the New Rate Period Commencement Date, (i) the Subsequent Rate Period designated by the relevant Notice of Subsequent Rate Period pursuant to Sections 3.1 and 3.3 shall not be established, (ii) pursuant to Section 3.3(c), all tendered Series [•] VRDP Shares, if any, shall be returned to the Holders for the account of the relevant tendering Beneficial Owners by the Tender and Paying Agent, and (iii) all of the then Outstanding Series [•] VRDP Shares shall be redeemed by the Fund on the applicable Failed Transition Redemption Date in accordance with Section 2.4(a).

(d)  The Fund shall use its best efforts to cause the extension of the Initial Rate Period or transition to a Subsequent Rate Period succeeding the Initial Rate Period and the terms and conditions of such Subsequent Rate Period to be consistent with the continuing qualification of the Series [•] VRDP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such transition to a Subsequent Rate Period that the Fund shall have received an opinion of counsel to the effect that the Series [•] VRDP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

3.2  Election and Notice of Subsequent Rate Period Extension or Change.

(a)  The Fund shall provide notice of the termination or expiration of the Initial Rate Period and proposed extension of the Initial Rate Period or transition to a Subsequent Rate Period succeeding the Initial Rate Period by delivering a notice of Rate Period extension or change (a
“Rate Period Extension/Change Notice”) by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the Series [•] VRDP Shares or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so. The Rate Period Extension/Change Notice shall be provided not more than forty-five (45) calendar days and not less than ten (10) Business Days or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, or, if so provided in the Purchase Agreement (if in effect), the Purchaser (which consent shall not be deemed to be a vote required by Section 2.5) prior to the Rate Period Termination Date for the Initial Rate Period specified in such Rate Period Extension/Change Notice. Subject to the notice requirement in the immediately preceding sentence, in the case of an Optional Early Transition, the Fund may select any Wednesday that is a Business Day, and for which the next calendar day is also a Business Day, as the Rate Period Termination Date, with the Subsequent Rate Period succeeding the Initial Rate Period to commence on the New Rate Period Commencement Date and end not later than the final mandatory redemption date specified in paragraph (b)(i)(A) of Section 10 of Part I of the Statement. The terms of the extension of the Initial Rate Period or the Subsequent Rate Period succeeding the Initial Rate Period may not, in any event, affect the parity ranking of Series [•] VRDP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. For the avoidance of doubt, without limiting the applicability of other sections or the applicability of any provisions of this Notice, Sections 1, 2(a), 8, 10(b)(i)(A), 11(a) and 13 (other than 13(d)) of Part I of the Statement and Section 8 of Part II of the Statement shall apply during any extension of the [•] Special Rate or any Subsequent Rate Period.

25

(b)  The Rate Period Extension/Change Notice shall state, as applicable: (A) the Rate Period Termination Date then in effect and the proposed accelerated or extended Rate Period Termination Date, if any; (B) that the notice relates to the Series [•] VRDP Shares; (C) the CUSIP number for the Series [•] VRDP Shares; (D) the Purchase Price on a per share basis; (E) that (i) all Outstanding Series [•] VRDP Shares will be subject to Mandatory Tender for Transition Remarketing and purchase on the New Rate Period Commencement Date, and (ii) in the event of a Failed Transition Event, all tendered Series 5 VRDP Shares will be returned to the Holder(s) for the account of the relevant tendering Beneficial Owners; (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Rate Period Extension/Change Notice states) are to be surrendered for payment of the Purchase Price; and (G) that the notice relates to a Rate Period extension or Rate Period change and, if applicable, pursuant to an Optional Early Transition. The Fund may provide in any Rate Period Extension/Change Notice that such Rate Period extension or change (but not the termination or expiration of the Initial Rate Period) is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such extension or change unless each such condition has been satisfied at the time or times and in the manner specified in such Rate Period Extension/Change Notice.

3.3  Extension of the Initial Rate Period or Transition to a New Subsequent Rate Period.

(a)  In the case of an extension of the Initial Rate Period in accordance with Section 3.1(a)(i) above or a transition to a Subsequent Rate Period succeeding the Initial Rate Period in accordance with Section 3.1(a)(ii) above, the Required Beneficial Owners by agreement with the Fund as to such extension or new Subsequent Rate Period shall be deemed to have irrevocably waived their right to the Mandatory Tender of their Series [•] VRDP Shares and shall retain their Series [•] VRDP Shares upon extension of the Initial Rate Period or as of the New Rate Period Commencement Date, as applicable. Such agreement and waiver shall be binding upon the then-current Holders and Beneficial Owners and each subsequent Holder and Beneficial Owner of the Series [•] VRDP Shares. Notice of such agreement, waiver and retention of shares shall be delivered by the Fund by Electronic Means to the Tender and Paying Agent by not later than 4:00 p.m., New York City time, on the Business Day preceding the Rate Period Termination Date then in effect.

(b)  In the case of a transition to a Subsequent Rate Period succeeding the Initial Rate Period in accordance with Section 3.1(a)(iii) above, all Outstanding Series [•] VRDP Shares automatically shall be subject to Mandatory Tender for Transition Remarketing and delivered to the Tender and Paying Agent for purchase by purchasers in the Transition Remarketing on the New Rate Period Commencement Date, in the event of a successful Transition Remarketing. All tendered Series [•] VRDP Shares shall be remarketed at the Purchase Price of such Series [•] VRDP Shares. The calculation of the Purchase Price of the Series [•] VRDP Shares shall be made by the Transition Remarketing Agent in advance of the New Rate Period Commencement Date. The Fund shall use its best efforts to engage Nuveen Securities, LLC or another Person with expertise in remarketing variable-rate securities as Transition Remarketing Agent, and to cause the Transition Remarketing Agent to agree to use its best efforts to find purchasers for all the Series [•] VRDP Shares subject to Mandatory Tender pursuant to this Section 3.3.

(c)  The retention of Series [•] VRDP Shares by the Beneficial Owners thereof pursuant to Section 3.3(a) (a “Retention Transition”) shall be deemed to constitute a successful Transition Remarketing. Otherwise, a Transition Remarketing shall be deemed successful only if a Failed Transition Event shall not have occurred. Upon the occurrence of a Failed Transition Event, all tendered Series [•] VRDP Shares shall be returned to the Holder(s) for the account of the relevant tendering Beneficial Owners by the Tender and Paying Agent.

26

(d)  In the event of a successful Transition Remarketing (other than a Retention Transition), the proceeds of the sale of the tendered Series [•] VRDP Shares may be paid (i) through the Tender and Paying Agent or (ii) to the Beneficial Owners (directly or through the Securities Depository) as directed by the Fund. In the case of (i), the proceeds shall be used by the Tender and Paying Agent for the purchase of the tendered Series [•] VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the New Rate Period Commencement Date for payment to the Holder(s) for the account of the Beneficial Owners tendering Series [•] VRDP Shares for sale through the Securities Depository in immediately available funds, and, in the case of (ii), the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be made by no later than 11:00 a.m., New York City time (or such other time as the Transition Remarketing Agent and the Beneficial Owners may agree), on the New Rate Period Commencement Date, in either case, against delivery of the tendered Series [•] VRDP Shares either (x) to the Tender and Paying Agent through the Securities Depository on the New Rate Period Commencement Date and the re-delivery of such Series [•] VRDP Shares by means of “FREE” delivery through the Securities Depository to the Transition Remarketing Agent for delivery to the relevant purchaser’s Agent Member or (y) directly to the Transition Remarketing Agent or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the New Rate Period Commencement Date.

(e)  By 3:30 p.m., New York City time, on the New Rate Period Commencement Date, the Transition Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Fund (a “Transition Notice”), by Electronic Means, that provides notice of the successful Transition Remarketing of all Outstanding Series [•] VRDP Shares or, if applicable, the number of Series [•] VRDP Shares, if any, not successfully remarketed for purchase on the New Rate Period Commencement Date, and the Purchase Price per Series [•] VRDP Share. If (i) the Transition Notice states that the Transition Remarketing Agent has not successfully remarketed all of the Series [•] VRDP Shares to be purchased on the New Rate Period Commencement Date, or (ii) the remarketing proceeds for any tendered Series [•] VRDP Shares have not been received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, in each case, on the New Rate Period Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a Subsequent Rate Period (in each of which cases the Series [•] VRDP Shares will be treated as not having been successfully remarketed), the Tender and Paying Agent will promptly, and in any event by approximately 5:00 p.m., New York City time, on the New Rate Period Commencement Date, deliver by Electronic Means to the Holders, the Fund and the Transition Remarketing Agent a notice stating that a Failed Transition Event has occurred; provided, that, if payment for all Outstanding Series [•] VRDP Shares is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree to waive the occurrence of a Failed Transition Event on such day, then the Rate Period Termination Date shall be deemed changed to such day and the New Rate Period Commencement Date shall be deemed changed to the immediately succeeding Business Day. The New Rate Period Commencement Date, and the date, if any, to which it shall have been postponed in accordance with the foregoing, shall be a Dividend Payment Date.

(f)  Any funds paid by the Transition Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with the Transition Remarketing shall be held in trust for the benefit of the Transition Remarketing Agent on account of purchasers of the Series [•] VRDP Shares in the Transition Remarketing until the Series [•] VRDP Shares are delivered by the tendering Beneficial Owners against payment therefor, or returned to the Transition Remarketing Agent on account of such purchasers. In the event of a successful Transition Remarketing, upon receipt of Series [•] VRDP Shares from the tendering Beneficial Owners by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Transition Remarketing Agent, the Purchase Price for such Series [•] VRDP Shares to the Holder(s) for the account of such tendering Beneficial Owners. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the New Rate Period Commencement Date.

27

(g)  Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series [•] VRDP Shares in the form of global securities, the Transition Remarketing, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(h)  The Transition Remarketing Agent shall not be obligated to purchase any Series [•] VRDP Shares that would otherwise remain unsold in the Transition Remarketing. The Transition Remarketing Agent in its sole discretion may, however, purchase for its own account Series [•] VRDP Shares in the Transition Remarketing. None of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner (or Holder for the account of such Beneficial Owner) upon such Beneficial Owner’s tender of its Series [•] VRDP Shares in the Transition Remarketing unless, in each case, such Series [•] VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent.

(i)  In the event that Series [•] VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series [•] VRDP Shares fails to deliver such Series [•] VRDP Shares on or prior to the New Rate Period Commencement Date, the Holder of such Series [•] VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series [•] VRDP Shares as of the New Rate Period Commencement Date. Any such undelivered Series [•] VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series [•] VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series [•] VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series [•] VRDP Shares. The undelivered Series [•] VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series [•] VRDP Share certificates in lieu of such undelivered Series [•] VRDP Shares.

(j)  The Transition Remarketing Agent may modify the settlement procedures set forth above with respect to the Transition Remarketing (other than timing requirements) with the written consent of the Fund, the Tender and Paying Agent and the Beneficial Owners. The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Beneficial Owners, the Transition Remarketing Agent and the Tender and Paying Agent, in each case such consent to be required only to the extent such party is affected thereby.

(k)  Upon the occurrence of a successful Transition Remarketing, the Fund will be deemed to have successfully established a Subsequent Rate Period, and the Series [•] VRDP Shares shall be subject to the terms established for the Subsequent Rate Period.

3.4  Optional Early Transition to Subsequent Rate Period at the Option of the Purchaser.

(a)  If the Purchase Agreement then so provides, following the Accelerated Transition Notice Date, the Fund shall use its reasonable best efforts to establish a Subsequent Rate Period to succeed the Initial Rate Period commencing not later than the first Business Day following the “Accelerated Expiration Date,” which shall be a Wednesday that is a Business Day not less than 180 calendar days following the Accelerated Transition Notice Date as specified by the Purchaser in accordance with the Purchase Agreement. If a Failed Transition Event shall have occurred and is continuing as of the New Rate Period Commencement Date immediately following the Accelerated Expiration Date, (i) the Subsequent Rate Period, if any, designated by the relevant Notice of Subsequent Rate Period pursuant to Sections 3.1 and 3.3 shall not be established, (ii) pursuant to Section 3.3(c), all tendered Series [•] VRDP Shares, if any, shall be returned to Holder(s) for the account of the relevant tendering Beneficial Owners by the Tender and Paying Agent, and (iii) all of the then Outstanding Series [•] VRDP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.4(a).

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(b)  During the Accelerated Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a Subsequent Rate Period for the Series [•] VRDP Shares in accordance with Section 3.1 and, in connection with each such attempt, may designate by a Rate Period Extension/Change Notice a Subsequent Rate Period with new or different terms in accordance with Section 3.2, until a Subsequent Rate Period is established or no Series [•] VRDP Shares remain Outstanding. If a Failed Transition Event occurs in connection with the Transition Remarketing relating to such continued attempt to establish a Subsequent Rate Period, any such Failed Transition Event shall not alter the Accelerated Transition Period or the Failed Transition Redemption Date. In the event that the Fund successfully establishes a Subsequent Rate Period, the Accelerated Transition Period shall terminate upon the New Rate Period Commencement Date, and the Series [•] VRDP Shares shall be subject to the terms established for the Subsequent Rate Period.

(c)  The Fund may, without a shareholder vote, but only with the prior written consent of the Required Beneficial Owners if the Purchaser then is the Beneficial Owner of 100% of the Outstanding Series [•] VRDP Shares, modify the procedures set forth above in this Section 3.4, provided that such modification does not materially and adversely affect the Holders or Beneficial Owners of the Series [•] VRDP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior consent.

3.5  Optional Early Transition to Subsequent Rate Period at the Option of the Fund.

(a)  For the purpose of effecting an early transition to a Subsequent Rate Period with respect to all of the Outstanding Series [•] VRDP Shares, the Fund may at its option accelerate the expiration date of the Initial Rate Period (an “Optional Early Transition”) to any Wednesday that is a Business Day occurring on or after [•] (the “Optional Early Expiration Date”) by delivering a Rate Period Extension/Change Notice in accordance with Section 3.2 above. The proposed transition to a Subsequent Rate Period to follow the expiration of the Initial Rate Period on the Optional Early Expiration Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Notice.

(b)  Notwithstanding the foregoing provisions of this Section 3.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of optional early transition for the Series [•] VRDP Shares, provided that such modification does not materially and adversely affect the Holders or Beneficial Owners of the Series [•] VRDP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior consent.

[Signature Page Begins on the Following Page]

29

IN WITNESS WHEREOF, Nuveen Municipal High Income Opportunity Fund having duly adopted this Notice has caused these presents to be signed as of [•] in its name and on its behalf by its Chief Administrative Officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Notice as an officer and not individually, and the obligations of the Fund set forth in this Notice are not binding upon such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

By:

Name: [•]
Title: Chief Administrative Officer

Appendix A-3

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

NOTICE OF SPECIAL RATE PERIOD
(ADJUSTABLE RATE SPECIAL RATE PERIOD)

(DESIGNATING THE INITIAL RATE PERIOD AS
A SPECIAL RATE PERIOD FOR SERIES [•]
VARIABLE RATE DEMAND PREFERRED SHARES)

(NMZ)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

NOTICE OF SPECIAL RATE PERIOD
(ADJUSTABLE RATE SPECIAL RATE PERIOD)

(DESIGNATING the initial rate period as
A SPECIAL RATE PERIOD FOR SERIES [•]
VARIABLE RATE DEMAND PREFERRED SHARES)

This Notice of Special Rate Period (this “Notice”) designates the Initial Rate Period as a Special Rate Period commencing on the Rate Period Commencement Date and ending on [•] (subject to early transition in accordance with Article 3 below), as a Special Rate Period (referred to in this Notice as the “Adjustable Rate Special Rate Period”), and establishes the Other Special Rate Period Provisions and other terms (collectively, the “Special Rate Period Provisions”) for the Series [•] VRDP Shares of Nuveen Municipal High Income Opportunity Fund (the “Fund”) for the Adjustable Rate Special Rate Period (including the Failed Transition Period (defined below), if any), all in accordance with the Statement Establishing and Fixing the Rights and Preferences of Series [•] Variable Rate Demand Preferred Shares effective [•] (the “Statement”). This Notice has been adopted by resolution of the Board of Trustees of the Fund.

ARTICLE 1
DEFINITIONS

1.1.  Definitions. During the Adjustable Rate Special Rate Period, unless the context or use indicates another or different meaning or intent, each of the following terms when used in this Notice shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense; capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the Statement:

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all Outstanding Series [•] VRDP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Beneficial Owner of Series [•] VRDP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Additional Amount Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular federal income tax purposes) from the gross income of such Beneficial Owner. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of Series [•] VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) only taking into account the regular federal income tax (and the tax imposed under Section 1411 of the Code or any successor provision) with respect to dividends received by the Fund (that is, without giving effect to any other federal tax based on income) and (iv) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code or any successor provision) would be taxable in the hands of each Beneficial Owner of Series [•] VRDP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is made.

1

“Adjusted Rate Terms” has the meaning set forth in Section 2.1(i)(viii).

“Agent Member” means a Person with an account at the Securities Depository that holds one or more Series [•] VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Tender and Paying Agent with respect to such Beneficial Owner.

“Applicable Spread” means, effective the Rate Period Commencement Date, with respect to any Dividend Reset Period, (i) the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the Series [•] VRDP Shares by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Dividend Reset Period or (ii) such spread or spreads as may be provided for in the Adjusted Rate Terms established pursuant to Section 2.1(i); provided, however, that the “Applicable Spread” shall not apply for any Dividend Reset Period or portion thereof occurring during the Failed Transition Period, if any, except as provided in the definition of Failed Transition Period Applicable Spread or in the case of an Increased Rate Period occurring during the Failed Transition Period.

Long Term Ratings*
[Moody’s]	[Fitch]	Applicable Percentage**
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
[•]	[•]	[•]%
*And/or the equivalent ratings of another Rating Agency then rating the Series [•] VRDP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series [•] VRDP Shares.		**Unless an Increased Rate Period is in effect or the Increased Rate otherwise applies to any portion of a Dividend Reset Period, in which case the Applicable Spread shall be [•]% for such Increased Rate Period or such portion of a Dividend Reset Period, as the case may be.

2

“Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all Outstanding Series [•] VRDP Shares, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For the avoidance of doubt, solely for purposes of this Notice (as it may be amended or supplemented) and independent of the requirements of the 1940 Act, “Asset Coverage” shall be calculated without giving effect to any “financing transactions” covered under Rule 18f-4 under the 1940 Act (including reverse repurchase agreements and tender option bonds regardless of how the Fund treats any such financing transactions under Rule 18f-4(d)(1)), as Rule 18f-4 is in effect on the effective date of this Notice, or any rules or other interpretations issued under Section 18 of the 1940 Act or otherwise after the effective date of this Notice.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.3(a)), the date that is thirty (30) calendar days following such Business Day.

“Below Investment Grade” means, with respect to the Series [•] VRDP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)  lower than BBB-, in the case of [Fitch], or Baa3, in the case of [Moody’s];

(ii)  lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any other Rating Agency; and

(iii)  unrated, if no Rating Agency is rating the Series [•] VRDP Shares.

[“Benchmark” means, (i) initially, One-Month Term SOFR; provided, however, that if a Benchmark Transition Event or an Early Opt-In Election, as applicable, has occurred with respect to One-Month Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 2.17 of this Notice, or (ii) as may be otherwise provided for in an Adjusted Rate Terms established pursuant to Section 2.1(i).]

[“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Fund, giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body, (ii) any evolving or then-prevailing market convention for determining a rate of dividends as a replacement to the then-current Benchmark for U.S. registered closed-end investment companies that invest primarily in municipal bonds, or (iii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities and (b) the Benchmark Replacement Adjustment.]

[“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for each applicable Dividend Reset Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Fund with the consent of the Majority Beneficial Owner, giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body, (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for either (A) U.S. registered closed-end investment companies that invest primarily in municipal bonds at such time or (B) U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (iii) any adjustment to the current Benchmark that may have been included in the transaction at the time the Benchmark Replacement is to become effective.]

[“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definitions of “Dividend Rate,” “Dividend Reset Period,” “Dividend Reset Date,” “Applicable Spread,” “Rate Determination Date,” “Reference Time” and “Index Rate,” the timing and frequency of determining rates and declaring and making payments of dividends, optional redemption provisions, and other administrative matters) that the Fund decides (in a commercially reasonable manner) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Fund in a manner substantially consistent with market practice (or, if the Fund decides that adoption of any portion of such market practice is not administratively feasible or if the Fund determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Fund decides is reasonably necessary in connection with the administration of the Statement and this Notice).]

3

[“Benchmark Termination Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Termination Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Termination Date will be deemed to have occurred prior to the Reference Time for such determination.]

[“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)  a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)  a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)  a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.]

[“Benchmark Unavailability Period” means, if a Benchmark Transition Event has occurred with respect to the then-current Benchmark and solely to the extent that the Benchmark has not been replaced with a Benchmark Replacement, the period:

(x) beginning with the first Reference Time occurring on or after the Benchmark Termination Date; and

(y) ending at the time that a Benchmark Replacement has replaced the Benchmark for all purposes hereunder pursuant to the provisions hereof.]

“Beneficial Owner” means a Person in whose name Series [•] VRDP Shares are recorded as beneficial owner of such Series [•] VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

4

“Closed-End Funds” has the meaning set forth in Section 2.15(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

[“Corresponding Tenor” means, with respect to an Index Rate determined in accordance with Section 2.17(d)(i), a tenor having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Dividend Reset Period with respect to the then-current Benchmark.]

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means the Custodian Agreement by and between the Custodian and the Fund with respect to the Series [•] VRDP Shares.

“Date of Original Issue” has the meaning set forth in the Statement.

“Declaration” has the meaning set forth in the Statement.

“Default” means a Dividend Default or a Redemption Default.

“Deposit Securities” has the meaning set forth in the Statement.

“Dividend Default” has the meaning set forth in Section 2.1(g)(i).

“Dividend Payment Date” means the first Business Day of each calendar month, commencing [•], the New Rate Period Commencement Date, if any, and each other date designated for the payment of dividends in accordance with this Notice, including, as applicable, any Special Dividend Payment Date.

“Dividend Period” means, with respect to any Dividend Payment Date, (i) in the case of the first Dividend Payment Date, the period from and including the Rate Period Commencement Date to and including [•], and (ii) for each subsequent Dividend Payment Date, (a) for each regular monthly Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month ending immediately preceding the month in which the current Dividend Payment Date falls to and including the last calendar day of such month, (b) for each regular monthly Dividend Payment Date following a Special Dividend Payment Date, the period from and including the Special Dividend Payment Date to and including the last calendar day of the month immediately preceding the month in which the current Dividend Payment Date falls, (c) for each Special Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month in which such regular monthly Dividend Payment Date falls to but excluding the Special Dividend Payment Date, (d) for each Special Dividend Payment Date following another Special Dividend Payment Date, the period from and including the prior Special Dividend Payment Date to but excluding the current Special Dividend Payment Date and (e) the date or dates of the period as may be provided for in the Adjusted Rate Terms pursuant to Section 2.1(i). Notwithstanding the foregoing, the final Dividend Period in the Adjustable Rate Special Rate Period shall end on and include the last calendar day of the Adjustable Rate Special Rate Period.

“Dividend Rate” means, with respect to any Dividend Reset Period and subject to the adjustment described in Section 2.9, (i) the Index Rate for the Initial Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period and (ii) for each Subsequent Dividend Reset Period, (A) the Index Rate in effect as of the Dividend Reset Date commencing such Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period or (B) the Dividend Rate as may be provided for in the Adjusted Rate Terms pursuant to Section 2.1(i) and applicable to such Dividend Reset Period; provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); provided further, that for any Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, “Dividend Rate” shall mean the Failed Transition Period Dividend Rate; and provided further that the Dividend Rate for any Dividend Reset Period (or portion thereof), or Increased Rate Period, shall in no event exceed the Maximum Rate.

5

“Dividend Reset Date” means (i) the Rate Period Commencement Date, (ii) thereafter, the first day of each Dividend Reset Period and (iii) as may be otherwise provided for in the Adjusted Rate Terms pursuant to Section 2.1(i).

“Dividend Reset Period” means, the Initial Dividend Reset Period and any Subsequent Dividend Reset Period.

[“Early Opt-In Election” means the delivery of a notice to the Beneficial Owners by the Fund or to the Fund by the Majority Beneficial Owner indicating the occurrence of:

(1)  a determination by the party providing such notice, acting in a commercially reasonable manner, that preferred securities issued by registered closed-end investment companies that invest primarily in municipal bonds are being executed or amended to incorporate or adopt a new benchmark to replace the current Benchmark (due to a determination that such new benchmark is necessary or appropriate in anticipation of the cessation of publication of the Benchmark or the Benchmark becoming no longer representative); and

(2)  the election by the party providing such notice to declare an Early Opt-In Election for the purpose of replacing the current Benchmark.]

“Effective Leverage Ratio” has the meaning set forth in Section 2.3(d).

“Effective Leverage Ratio Cure Date” has the meaning set forth in Section 2.4(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Tender and Paying Agent Agreement and the Custodian Agreement, respectively.

“Failed Adjustment Event” means that, in the case of Adjusted Rate Terms proposed by the Majority Beneficial Owner, the Fund and the Required Beneficial Owners shall have failed to agree in writing to Adjusted Rate Terms by the [●]th calendar day, or such other date as the Fund and the Required Beneficial Owners shall agree, following the effective date of delivery of a Rate Adjustment Notice, unless the Rate Adjustment Notice shall have been withdrawn prior to such [●]th calendar day or other agreed day.

“Failed Transition Event” means that, in the case of a proposed transition to a Subsequent Rate Period to succeed the Adjustable Rate Special Rate Period pursuant to Article 3, (i) the Transition Notice required by Section 3.3(c) states that the Transition Remarketing Agent was unable to successfully remarket all of the Series [•] VRDP Shares to be purchased on the New Rate Period Commencement Date, (ii) the remarketing proceeds for any tendered Series [•] VRDP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by 3:00 p.m., New York City time, subject to the proviso in Section 3.3(c), in each case, on the New Rate Period Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Subsequent Rate Period to succeed the Adjustable Rate Special Rate Period (in each of which cases the related Series [•] VRDP Shares will be treated as not having been successfully remarketed).

6

“Failed Transition Period” means, upon the occurrence of a Failed Adjustment Event or a Failed Transition Event, the period commencing on the date of such Failed Adjustment Event or such Failed Transition Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Transition Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series [•] VRDP Shares, or (ii) the repurchase by the Fund of 100% of the Outstanding Series [•] VRDP Shares, or (iii) the successful Transition Remarketing of 100% of the Outstanding Series [•] VRDP Shares in accordance with the terms of this Notice or (iv) mutual agreement by the Fund and the Required Beneficial Owners to terminate the Failed Transition Period and revert to the Adjustable Rate Special Rate Period on the terms mutually agreed by the Fund and the Required Beneficial Owners.

“Failed Transition Period Applicable Spread” means, for each Dividend Reset Period or portion thereof occurring while the Failed Transition Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

“Failed Transition Period Dividend Rate” means, with respect to any Dividend Reset Period (or portion thereof) occurring during the Failed Transition Period, if any, subject to the adjustment described in Section 2.9(a), the Index Rate for such Dividend Reset Period (or portion thereof) plus the Failed Transition Period Applicable Spread for such Dividend Reset Period (or portion thereof); provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Failed Transition Period Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); and provided further, that the Failed Transition Period Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Failed Transition Redemption Date” means (i) in the case of a Failed Adjustment Event, the first Business Day falling on or after the 90th calendar day following the Failed Adjustment Event or (ii) in the case of a Failed Transition Event, the first Business Day falling on or after the 180th calendar day following the Failed Transition Event.

[“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.]

“Fitch” has the meaning set forth in the Statement.

“Fund” has the meaning set forth in the preamble to this Notice.

“Holder” means, with respect to the Series [•] VRDP Shares, a Person in whose name one or more of such shares are registered in the registration books of the Fund maintained by the Tender and Paying Agent or otherwise.

“Increased Rate” means, for any Increased Rate Period or any portion thereof to which the Increased Rate otherwise applies, the Index Rate for such Increased Rate Period or portion thereof plus an Applicable Spread of [•]%.

“Increased Rate Period” has the meaning set forth in Section 2.1(g)(i).

[“Index Rate” means, with respect to any Dividend Reset Period or portion thereof, (i) 70% of the Benchmark as determined for such Dividend Reset Period or portion thereof or (ii) such index rate or rates as may be provided for in an Adjusted Rate Terms established pursuant to Section 2.1(i).

If the Index Rate in respect of any Dividend Reset Period would otherwise be less than zero (0), then the Index Rate for such Dividend Reset Period will be deemed to be zero (0).]

OR

7

[“Index Rate” means, with respect to any Dividend Reset Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date or (iii) such index rate or rates as may be provided for Adjusted Rate Terms pursuant to Section 2.1(i).]

[“Initial Dividend Reset Period” means the period commencing on and including the Rate Period Commencement Date, and ending on, and including, [•].]

OR

[“Initial Dividend Reset Period” means the period commencing on and including the Rate Period Commencement Date, and ending on, and including, the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).]

“Initial Rate Period” or “Adjustable Rate Special Rate Period” means the Special Rate Period commencing on and including the Rate Period Commencement Date and ending on and including [•] (subject to early transition as a result of a Failed Transition Event or an optional Transition, and including the Failed Transition Period, if any).

“Investment Adviser” has the meaning set forth in the Statement.

[“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.]

[“ISDA Fallback Adjustment” means the spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the Corresponding Tenor.]

[“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the Corresponding Tenor excluding the applicable ISDA Fallback Adjustment.]

“Liquidation Preference” has the meaning set forth in the Statement.

“Liquidity Account” has the meaning set forth in Section 2.10(a).

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” has the meaning set forth in Section 2.10(b).

“Majority Beneficial Owner” means the Beneficial Owner at the relevant date of more than 50% of the Outstanding Series [•] VRDP Shares.

“Mandatory Redemption Date” has the meaning set forth in Section 2.4(b)(iii).

“Mandatory Tender” means the mandatory tender of all Series [•] VRDP Shares by the Beneficial Owners thereof for Transition Remarketing on the New Rate Period Commencement Date.

“Market Value” has the meaning set forth in the Statement.

“Maximum Rate” means 15% per annum.

8

“Moody’s” has the meaning set forth in the Statement.

“New Rate Period Commencement Date” has the meaning set forth Section 3.1(a).

“Notice of Redemption” has the meaning set forth in Section 2.4(d)(i).

“Notice of Subsequent Rate Period” means a notice in respect of the designation of a Subsequent Rate Period provided by the Fund pursuant to Section 3.2.

“Notice of Taxable Allocation” has the meaning set forth in Section 2.9(a).

“NRSRO” has the meaning set forth in the Statement.

“Nuveen Person” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the Series [•] VRDP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

[“One-Month Term SOFR” means with respect to any Dividend Reset Period, the Term SOFR Reference Rate as published by the Term SOFR Administrator prior to 5:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period; provided, however, that (i) if as of 5:00 p.m., New York City time, on any Rate Determination Date, the Term SOFR Reference Rate has not been published by the Term SOFR Administrator, and One-Month Term SOFR has not been replaced pursuant to the terms of this Notice, then One-Month Term SOFR will be the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first U.S. Government Securities Business Day preceding the Rate Determination Date for which the Term SOFR Reference Rate was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Rate Determination Date or (ii) if such Term SOFR Reference Rate is not so published on any of such U.S. Government Securities Business Days, then One-Month Term SOFR will be the Term SOFR Reference Rate as in effect on the previous Dividend Reset Date.]

“Optional Redemption Date” has the meaning set forth in Section 2.4(c)(i).

“Outstanding” means, as of any date with respect to Series [•] VRDP Shares, the number of Series [•] VRDP Shares theretofore issued by the Fund except (without duplication):

(a)  any Series [•] VRDP Shares theretofore exchanged, cancelled or redeemed or delivered to the Tender and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b)  any Series [•] VRDP Shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.4 hereof;

(c)  any Series [•] VRDP Shares as to which the Fund shall be the Holder or the Beneficial Owner; and

(d)  any Series [•] VRDP Shares represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” has the meaning set forth in the Statement.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including the Series [•] VRDP Shares, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

9

“Purchase Agreement” means the Series [•] Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement dated as of [•], as amended from time to time, between the Fund and [•].

“Purchase Price” means an amount equal to the Liquidation Preference of each Series [•] VRDP Share to be purchased on the New Rate Period Commencement Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the New Rate Period Commencement Date.

“Purchaser” means [•] as the initial purchaser of the Series [•] VRDP Shares pursuant to the Purchase Agreement.

“Rate Adjustment Agreement Date” has the meaning set forth in Section 2.1(i)(iv).

“Rate Adjustment Notice” means a notice of proposed Adjusted Rate Terms, in the form of Appendix A hereto, delivered by either the Fund or the Majority Beneficial Owner in accordance with Section 2.1(i).

“Rate Adjustment Notice Period” means, with respect to any Rate Adjustment Notice, the period commencing on the date of delivery of the Rate Adjustment Notice and ending on the earliest to occur of (i) withdrawal or deemed withdrawal of the Rate Adjustment Notice in accordance with Section 2.1(i)(iii) or (vi), (ii) the related Rate Adjustment Agreement Date or (iii) the redemption, repurchase or successful Transition Remarketing of 100% of the Outstanding Series [•] VRDP Shares in accordance with the terms of this Notice or (iv) the date of a Failed Adjustment Event, as applicable.

[“Rate Determination Date” means, with respect to any Subsequent Dividend Reset Period, (i) the date that is two U.S. Government Securities Business Days preceding the Dividend Reset Date for such Subsequent Dividend Reset Period or (ii) as may otherwise be provided for in an Adjusted Rate Terms established pursuant to Section 2.1(i).]

OR

[“Rate Determination Date” means, with respect to the Initial Dividend Reset Period, [•], and, with respect to any Subsequent Dividend Reset Period, (i) the last day of the immediately preceding Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day (provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day) or (ii) as may be otherwise provided for Adjusted Rate Terms pursuant to Section 2.1(i).]

“Rate Period Change Notice” has the meaning set forth in Section 3.2(a).

“Rate Period Commencement Date” means [•].

“Rate Period Termination Date” means the earliest of (i) the date established pursuant to Article 3 as the final day of the Adjustable Rate Special Rate Period preceding a successful transition to a Subsequent Rate Period, (ii) [•] and (iii) the Failed Transition Redemption Date.

“Rating Agencies” means, as of any date during the Adjustable Rate Special Rate Period, (i) [Fitch and Moody’s] and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.6, in each case above, to the extent it maintains a rating on the Series [•] VRDP Shares on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.6. Each of [Fitch and Moody’s] has initially been designated as a Rating Agency for purposes of the Series [•] VRDP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of the Series [•] VRDP Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.6, any references to any credit rating of such replaced Rating Agency in this Notice shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the other Rating Agency that has replaced such Rating Agency using the most recent published credit ratings for the Series [•] VRDP Shares of such replacement Rating Agency or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Notice shall instead be deemed to be references to such corresponding replacement rating definition. Notwithstanding anything to the contrary in Section [•] of Part I of the Statement, in the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the Series [•] VRDP Shares is terminated in accordance with Section 2.6, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Notice for the Series [•] VRDP Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for the Series [•] VRDP Shares shall be taken into account for purposes of this Notice, provided that, for purposes of determining the Dividend Rate applicable to a Dividend Reset Period, any designation of a Rating Agency after the Rate Determination Date for such Dividend Reset Period will take effect on or as of the next succeeding Rate Determination Date.

10

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the Series [•] VRDP Shares for so long as the Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period.

“Ratings Event” has the meaning set forth in Section 2.1(g)(i).

“Redemption Date” has the meaning set forth in Section 2.4(d)(i) and includes, as applicable, a Failed Transition Redemption Date, any Mandatory Redemption Date or any Optional Redemption Date.

“Redemption Default” has the meaning set forth in Section 2.1(g)(i).

“Redemption Price” means, for each Series [•] VRDP Share to be redeemed pursuant to Section 2.4, a price per share equal to (x) the Liquidation Preference per Series [•] VRDP Share plus (y) an amount equal to all unpaid dividends and other distributions on such Series [•] VRDP Share accumulated from and including the Date of Original Issue of such Series [•] VRDP Share to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon, and subject to Section 2.4(d)(vii)).

[“Reference Time” means (i) with respect to any determination of the Benchmark, (a) if the Benchmark is One-Month Term SOFR, 5:00 p.m., New York City time, on the day that is two U.S. Government Securities Business Days preceding the Dividend Reset Date, and (b) if the Benchmark is not One-Month Term SOFR, the time and day determined by the Fund in accordance with the Benchmark Replacement Conforming Changes and (ii) with respect to any determination of the Benchmark Unavailability Period Index Rate, the time and day determined by the Fund in accordance with Section 2.17(d) of this Notice.]

[“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.]

“Required Beneficial Owners” means the Beneficial Owners of 100% of the Outstanding Series [•] VRDP Shares.

[“Retroactive Benchmark Adjustment” means, with respect to a Benchmark Holdover Period, the difference, if a positive number, of (1) the hypothetical aggregate accumulated dividend amount calculated using the Index Rate described in Section 2.17(d)(i)(A) or (B) of this Notice, as applicable, minus (2) the aggregate accumulated dividend amount calculated pursuant to the Index Rate in effect during the Benchmark Holdover Period.]

“Securities Depository” means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Notice with respect to the Series [•] VRDP Shares.

11

[“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Weekly High Grade Municipal Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Weekly High Grade Municipal Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.]

[“SOFR” means the Secured Overnight Financing Rate administered by the Federal Reserve Bank of New York (or any successor administrator).]

“Special Dividend Payment Date” has the meaning set forth in Section 2.1(h).

“Statement” has the meaning set forth in the preamble to this Notice.

[“Subsequent Dividend Reset Period” means (i) the period from, and including, the first calendar day of the month following the Initial Dividend Reset Period to, and including, the last calendar day of such month and each subsequent period from and including the first calendar day of the month to and including the last calendar day of the month, or (ii) as may be otherwise provided in the Adjusted Rate Terms pursuant to Section 2.1(i). Notwithstanding the foregoing, the final Dividend Reset Period in the Adjustable Rate Special Rate Period shall end on and including the Rate Period Termination Date.]

OR

“Subsequent Dividend Reset Period” means (i) the period from, and including, the first day following the Initial Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from, and including, the first day following the end of the previous Subsequent Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day), or (ii) as may be otherwise provided for an Adjusted Rate Terms pursuant to Section 2.1(i).

“Tax Event” has the meaning set forth in Section 2.1(g)(i).

“Taxable Allocation” means the allocation of any net capital gains or other income taxable for regular federal income tax purposes to a dividend paid in respect of the Series [•] VRDP Shares.

“Tender and Paying Agent” means The Bank of New York Mellon and its successors or any other tender and paying agent appointed by the Fund with respect to the Series [•] VRDP Shares.

“Tender and Paying Agent Agreement” means, with respect to the Series [•] VRDP Shares, the Second Amended and Restated Tender and Paying Agent Agreement dated as of [•], by and between the Fund and the Tender and Paying Agent, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other tender and paying agent appointed by the Fund.

[“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or any successor administrator).]

[“Term SOFR Reference Rate” means the forward-looking term rate for a tenor of one month administered by the Term SOFR Administrator based on SOFR.]

“Transition” has the meaning set forth in Section 3.5(a).

“Transition Date” has the meaning set forth in Section 3.5(a).

12

“Transition Notice” has the meaning set forth in Section 3.3(c).

“Transition Remarketing” means the remarketing of the Series [•] VRDP Shares by the Transition Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to the Mandatory Tender in connection with the transition from the Adjustable Rate Special Rate Period to a Subsequent Rate Period.

“Transition Remarketing Agent” means the entity or entities appointed as such by the Fund to conduct the Transition Remarketing.

[“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.]

[“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.]

“Voting Period” has the meaning set forth in Section 2.5(b)(i).

1.2.  Interpretation.

(a)   The headings preceding the text of Sections included in this Notice are for convenience only and shall not be deemed part of this Notice or be given any effect in interpreting this Notice. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Notice. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Notice), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References to Sections shall refer to those portions of this Notice, unless otherwise provided. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Notice as a whole and not to any particular Article, Section or clause of this Notice.

(b)  The Special Rate Period Provisions set forth in this Notice shall, during the Special Rate Period designated by this Notice, supersede the terms of the Statement to the extent inconsistent therewith. For the avoidance of doubt, without limiting the applicability of other sections, (i) Sections 1, 2(a), 10(b)(i)(A), 11(a) and 13 (other than 13(d)) of Part I of the Statement and Section 8 of Part II of the Statement shall apply during the Special Rate Period designated by this Notice, and (ii) Sections 2 (other than 2(a)), 3, 5, 6, 7, 8, 9, 10 (other than (10(b)(i)(A)), 11 (other than 11(a)), 12 and 13(d) of Part I of the Statement and Sections 1 through 7 of Part II of the Statement shall not apply during the Special Rate Period designated by this Notice.

(c)  This Notice shall be effective on the Rate Period Commencement Date.

1.3.  Liability of Officers, Trustees and Shareholders. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the officer of the Fund executing this Notice has executed this Notice as an officer and not individually, and the obligations of the Fund set forth in this Notice are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding upon the assets and property of the Fund.

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ARTICLE 2
TERMS APPLICABLE TO THE SERIES [•]
VARIABLE RATE DEMAND PREFERRED SHARES FOR
THE ADJUSTABLE RATE SPECIAL RATE PERIOD

The Series [•] VRDP Shares shall have the following terms for the Adjustable Rate Special Rate Period:

2.1.  Dividends and Distributions.

(a)  [The Holders of Series [•] VRDP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and other distributions on each Series [•] VRDP Share shall accumulate from the Date of Original Issue with respect to such share. The amount of dividends per share payable on Series [•] VRDP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) shall be computed by (i) multiplying the Dividend Rate in effect for Series [•] VRDP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be 360 and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a Series [•] VRDP Share. The Dividend Rate for the Series [•] VRDP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (or portion of a Dividend Reset Period) as provided in Section 2.1(g) below. For each Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, the Dividend Rate shall be the Failed Transition Period Dividend Rate. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.]

OR

[The Holders of Series [•] VRDP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and other distributions on each Series [•] VRDP Share shall accumulate from the Date of Original Issue with respect to such share. The amount of dividends per share payable on Series [•] VRDP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) shall be computed by (i) multiplying the Dividend Rate in effect for Series [•] VRDP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a Series [•] VRDP Share. The Dividend Rate for the Series [•] VRDP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (or portion of a Dividend Reset Period) as provided in Section 2.1(g) below. For each Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, the Dividend Rate shall be the Failed Transition Period Dividend Rate. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.]

(b)  Dividends on Series [•] VRDP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.1(f) hereof. In connection with any transfer of Series [•] VRDP Shares, the transferor shall, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the Series [•] VRDP Shares in consideration of a portion of the purchase price for such Series [•] VRDP Shares paid by the transferee.

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(c)  (i) No full dividends or other distributions shall be declared or paid on Series [•] VRDP Shares for any Dividend Period or portion thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of VRDP Shares) ranking on a parity with the Series [•] VRDP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and other distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on Series [•] VRDP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.9, no Holders of Series [•] VRDP Shares shall be entitled to any dividends or other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Section 2.1 on such Series [•] VRDP Shares.

(ii)  For so long as any Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period, without limiting Section 2.2, the Fund shall not: (x) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all Series [•] VRDP Shares and all other series of Preferred Shares ranking on a parity with the Series [•] VRDP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.4(d)(ii) hereof with respect to Outstanding Series [•] VRDP Shares to be redeemed pursuant to Section 2.4(a) or Section 2.4(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)  Any dividend payment or other distribution made on Series [•] VRDP Shares shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and other distributions have not been paid.

(d)  Not later than 5:00 p.m., New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund shall deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions, if any, that are payable on such Dividend Payment Date in respect of the Series [•] VRDP Shares. The Fund may direct the Tender and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)  All Deposit Securities deposited with the Tender and Paying Agent for the payment of dividends and other distributions, if any, payable on Series [•] VRDP Shares shall be held in trust for the payment of such dividends and other distributions by the Tender and Paying Agent for the benefit of the Holders of the Series [•] VRDP Shares entitled to the payment of such dividends and other distributions pursuant to Section 2.1(f). Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends and other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

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(f)  Dividends and any distributions made pursuant to Section 2.9(a) on the Series [•] VRDP Shares shall be paid on each Dividend Payment Date to the Holders of the Series [•] VRDP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends and any distributions made pursuant to Section 2.9(a) in arrears on Series [•] VRDP Shares for any past Dividend Period may be declared (to the extent not previously declared) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments of other distributions on Series [•] VRDP Shares which may be in arrears.

(g)  (i) The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period. Subject to the cure provisions of Section 2.1(g)(iii), a Dividend Reset Period with respect to the Series [•] VRDP Shares shall be deemed to be an “Increased Rate Period” if on the first day of such Dividend Reset Period, (A) the Fund has failed to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the Series [•] VRDP Shares payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.1(g)(ii) on or prior to such first day; (B) the Fund has failed to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date for the Series [•] VRDP Shares (or any thereof), Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.1(g)(ii) on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to the Series [•] VRDP Shares pursuant to Section 2.6 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to the Series [•] VRDP Shares; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the Series [•] VRDP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist with respect to the Series [•] VRDP Shares at any time the Series [•] VRDP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder. In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.

(ii)  Subject to the cure provisions of Section 2.1(g)(iii), a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and other distributions on the Series [•] VRDP Shares (or any thereof, as applicable) and any unpaid Redemption Price on the Series [•] VRDP Shares shall have been deposited irrevocably in trust in same-day funds with the Tender and Paying Agent.

(iii)  No Increased Rate Period for the Series [•] VRDP Shares with respect to any Dividend Default or Redemption Default on the Series [•] VRDP Shares shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of the Series [•] VRDP Shares is deposited irrevocably in trust, in same-day funds, with the Tender and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for the Series [•] VRDP Shares with respect to which such Default occurred, together with an amount equal to the Increased Rate on such shares applied to the aggregate Liquidation Preference of and for the period of such non-payment on such shares, determined as provided in Section 2.1(a).

(h)  Notwithstanding the foregoing, the Fund in its discretion, may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates in respect of the Adjustable Rate Special Rate Period; provided, that any such Special Dividend Payment Date shall be a Business Day. Notwithstanding any provision to the contrary in this Notice, the Fund in its discretion may declare and pay special dividends in such amounts as are authorized by the Board of Trustees out of funds legally available therefor in accordance with the Declaration and applicable law.

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(i)  The following are the procedures for proposing and establishing Adjusted Rate Terms:

(i)  Effective commencing any day on or after [•], the Fund, at its option, may seek to establish Adjusted Rate Terms by delivering a Rate Adjustment Notice to the Holders of the Series [•] VRDP Shares and the Purchaser, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so; provided, that, if the Series [•] VRDP Shares are in certificated form, the Rate Adjustment Notice may be delivered to the Holders at their addresses as shown on the records of the Tender and Paying Agent by overnight delivery or by first class mail, postage prepaid. The effective date of delivery of a Rate Adjustment Notice shall be deemed to be the later of [•] and the day on which it is sent by Electronic Means or, if applicable, overnight delivery or by first class mail, postage prepaid.

(ii)  Effective commencing any day on or after [•], a Majority Beneficial Owner, at its option, may seek to have the Fund establish Adjusted Rate Terms by delivering a Rate Adjustment Notice to the Fund. Promptly after receiving such notice from such Majority Beneficial Owner, if such Majority Beneficial Owner then owns less than 100% of the Outstanding Series [•] VRDP Shares, the Fund shall deliver, or request the Tender and Paying Agent, on behalf of the Fund, to deliver, notice thereof to the Holders of the Series [•] VRDP Shares. The effective date of delivery of a Rate Adjustment Notice shall be deemed to be the later of [•] and the day on which it is sent by Electronic Means or, if applicable, overnight delivery or by first class mail, postage prepaid.

(iii)  A Rate Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to proposed Adjusted Rate Terms with the other party pursuant to such Rate Adjustment Notice, in which case the Rate Adjustment Notice Period shall terminate. Notice of withdrawal of a Rate Adjustment Notice shall be made by Electronic Means; provided, that if the Series [•] VRDP Shares are in certificated form, notice of withdrawal may be made by overnight delivery or by first class mail, postage prepaid to the Holders at their addresses as shown on the records of the Tender and Paying Agent. If at any time after the Majority Beneficial Owner delivers a Rate Adjustment Notice and while the related Rate Adjustment Notice Period is continuing, the Majority Beneficial Owner decreases its ownership level of Series [•] VRDP Shares to 50% or less of the Outstanding Series [•] VRDP Shares, its Rate Adjustment Notice shall be deemed withdrawn and the Rate Adjustment Notice Period shall terminate.

(iv)  The Fund and the Required Beneficial Owners shall have until the [●]th calendar day following the effective date of delivery of a Rate Adjustment Notice, or such other date as the Fund and the Required Beneficial Owners shall agree, to agree in writing to proposed Adjusted Rate Terms pursuant to the Rate Adjustment Notice (the date of such written agreement, the “Rate Adjustment Agreement Date”). The agreed Adjusted Rate Terms, if any, may be the Adjusted Rate Terms proposed in the Rate Adjustment Notice or such other Adjusted Rate Terms as the Fund and the Required Beneficial Owners may agree. If the Fund and the Required Beneficial Owners agree to Adjusted Rate Terms during the Rate Adjustment Notice Period, then the Adjusted Rate Terms shall become effective from and including the date or period specified in the Adjusted Rate Terms.

(v)  During a Rate Adjustment Notice Period, if the Majority Beneficial Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to either agree with the Required Beneficial Owners on the Adjusted Rate Terms or establish a Subsequent Rate Period for the Series [•] VRDP Shares in accordance with Section 3.1(a). If the Majority Beneficial Owner is the proposing party, and the Fund and the Required Beneficial Owners fail to agree in writing to Adjusted Rate Terms during the Rate Adjustment Notice Period, then the proposed Adjusted Rate Terms shall not take effect, such failure shall constitute a Failed Adjustment Event and a Failed Transition Period shall commence. In such case, the Fund shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to establish a Subsequent Rate Period for the Series [•] VRDP Shares prior to the Failed Transition Redemption Date resulting from such Failed Adjustment Event in accordance with Section 3.1(a).

(vi)  During a Rate Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Beneficial Owners on the Adjusted Rate Terms. If the Fund and the Required Beneficial Owners fail to reach such agreement during the Rate Adjustment Notice Period, then the Rate Adjustment Notice shall be deemed withdrawn and the Rate Adjustment Notice Period shall terminate.

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(vii)  Adjusted Rate Terms, once established, may be further adjusted or replaced with new Adjusted Rate Terms in accordance with the terms hereof.

(viii)  A Rate Adjustment Notice pursuant to this Section 2.1(i) may propose modified or new terms for the Series [•] VRDP Shares, including, but not limited to, the Dividend Rate (which may be fixed or floating), as well as, as applicable, the Index Rate, the Index Maturity, the Index Multiplier, the Applicable Spread, the Spread Multiplier, the Rate Determination Date(s), the Dividend Reset Date(s), the Dividend Reset Period(s), the Minimum Dividend Rate, the Day Count Convention, the Dividend Period(s) and other terms as set forth in the Rate Adjustment Notice (collectively, “Adjusted Rate Terms”); provided, that no Adjusted Rate Terms adopted in accordance with this Notice shall modify the terms or applicability of Section 1, Section 2(a), Section 10(b)(i)(A), Section 11(a) or Section 13 (other than Section 13(d)) of Part I of the Statement or Section 8 of Part II of the Statement; and provided further, that no Adjusted Rate Terms adopted in accordance with this Notice shall modify any terms affecting the parity ranking of Series [•] VRDP Shares relative to any other series of Preferred Shares of the Fund at any time outstanding with respect to dividends or distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Adjusted Rate Terms, if any, agreed to in accordance with the foregoing procedures shall be set forth in a supplement to this Notice or in an amended Notice. Any Adjusted Rate Terms used in this Notice but not otherwise defined shall, as applicable, be defined in the Rate Adjustment Notice and such notice or amended Notice.

2.2.  Liquidation Rights.

(a)  In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series [•] VRDP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)  If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Series [•] VRDP Shares and any other outstanding Preferred Shares ranking on a parity with the Series [•] VRDP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such Series [•] VRDP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.2(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Series [•] VRDP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding Series [•] VRDP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.2(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)  Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.2.

2.3.  Coverage & Leverage Tests.

(a)  Asset Coverage Requirement. For so long as any Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.4(b)(i) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.3(a).

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(b)  Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.3(a) are satisfied, (i) no Series [•] VRDP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.3(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such shares or other Preferred Shares) to pay the full redemption price for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series [•] VRDP Shares or other Preferred Shares and the requisite notice of redemption for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)  Effective Leverage Ratio Requirement. For so long as Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of the close of business on any Business Day, the provisions of Section 2.4(b)(ii) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.3(c).

(d)  Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.3(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)  The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)  The sum of (A) the Market Value of the Fund’s total assets [(for the avoidance of doubt, determined on a separate company basis, without consolidating the assets held in special purpose vehicles, such as tender option bond trusts, but including the associated inverse floating rate securities owned by the Fund)] (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.3(d)(i) above), less the amount of the Fund’s accrued liabilities (for the avoidance of doubt, other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and other than floating rate securities described in Section 2.3(d)(ii)(B) below), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.4.  Redemption. The Series [•] VRDP Shares shall be subject to redemption by the Fund as provided below:

(a)  Failed Transition Redemption. The Fund shall redeem all Outstanding Series [•] VRDP Shares on the Failed Transition Redemption Date, if the Failed Transition Period is then continuing, at a price per Series [•] VRDP Share equal to the Redemption Price.

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(b)  Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)  Asset Coverage Mandatory Redemption.

(A)  If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.3(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.3(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.4(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Series [•] VRDP Shares, to enable it to meet the requirements of Section 2.4(b)(i)(B). In the event that any Series [•] VRDP Shares then Outstanding are to be redeemed pursuant to this Section 2.4(b)(i), the Fund shall redeem such shares at a price per Series [•] VRDP Share equal to the Redemption Price.

(B)  On the Redemption Date for a redemption contemplated by Section 2.4(b)(i)(A), the Fund shall redeem at the Redemption Price per Series [•] VRDP Share or specified redemption price for any other Preferred Shares, as applicable, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of Series [•] VRDP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of Series [•] VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all Series [•] VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.4(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.4(b) a sufficient number of Series [•] VRDP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Series [•] VRDP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those Series [•] VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series [•] VRDP Shares are to be redeemed pursuant to this Section 2.4(b)(i), the number of Series [•] VRDP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.4(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii)  Effective Leverage Ratio Corrective Action, Including Mandatory Redemption.

(A)  If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.3(c) or as determined in accordance with Section 6.13 of the Purchase Agreement (if then in effect) as of any time as of which such compliance is required to be determined in accordance with Section 2.3(c) and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption or other transactions required by this Section 2.4(b)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Notice and under the Purchase Agreement) to not exceed the Effective Leverage Ratio required under Section 2.3(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.3(c)) as so determined, by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, causing a notice of redemption to be issued, and, in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Series [•] VRDP Shares, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.4(b)(ii)(A). In the event that any Series [•] VRDP Shares are to be redeemed pursuant to clause (y) of this Section 2.4(b)(ii)(A), the Fund shall redeem such Series [•] VRDP Shares at a price per Series [•] VRDP Share equal to the Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.4(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.4(b)(ii) a sufficient number of Series [•] VRDP Shares that, when aggregated with other Preferred Shares redeemed by the Fund and after giving effect to the transactions described in clause (x) of this Section 2.4(b)(ii), would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

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(B)  On the Redemption Date for a redemption contemplated by clause (y) of Section 2.4(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of Series [•] VRDP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.4(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those Series [•] VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Series [•] VRDP Shares are to be redeemed pursuant to clause (y) of Section 2.4(b)(ii)(A), the number of Series [•] VRDP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.4(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(iii)  Mandatory Redemption Date. Any date fixed for the redemption of Series [•] VRDP Shares pursuant to the requirements of this Section 2.4(b) and in accordance with Section 2.4(d) shall constitute a “Mandatory Redemption Date.”

(c)  Optional Redemption.

(i)  Subject to the provisions of Section 2.4(c)(ii), the Fund may at its option on any Business Day on or after [•] (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding Series [•] VRDP Shares, at a price per Series [•] VRDP Share equal to the Redemption Price.

(ii)  If fewer than all of the Outstanding Series [•] VRDP Shares are to be redeemed pursuant to Section 2.4(c)(i), the Series [•] VRDP Shares to be redeemed from the respective Holders shall be selected either (A) pro rata among the Holders of the Series [•] VRDP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided that, in each case, such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.4(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of the Statement and this Notice and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series [•] VRDP Shares will be redeemed pursuant to this Section 2.4(c) from time to time.

(iii)  The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.4(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.4(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of Series [•] VRDP Shares by reason of the redemption of such Series [•] VRDP Shares on such Optional Redemption Date.

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(iv)  Series [•] VRDP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.4(b)(i)(B) or Section 2.4(b)(ii) shall be considered mandatorily redeemed in accordance therewith and not subject to this Section 2.4(c).

(d)  Procedures for Redemption.

(i)  If the Fund shall determine or be required to redeem, in whole or in part, Series [•] VRDP Shares pursuant to Section 2.4(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”) to Holders thereof, or request the Tender and Paying Agent, on behalf of the Fund, to promptly do so. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than ten (10) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, which consent shall not be deemed to be a vote required by Section 2.5) prior to the date fixed for redemption pursuant to Section 2.4(d) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of Series [•] VRDP Shares to be redeemed; (C) the CUSIP number for the Series [•] VRDP Shares; (D) the applicable Redemption Price on a per share basis or, if not then ascertainable, the manner of calculation thereof; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Series [•] VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Notice under which such redemption is made. If fewer than all Series [•] VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series [•] VRDP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in the Notice of Redemption relating to a Failed Transition Period redemption that such redemption is subject to the condition of the Failed Transition Period being continuing on the related Failed Transition Redemption Date. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Notice that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)  If the Fund shall give a Notice of Redemption, then at any time from and after the giving of a Notice of Redemption and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date (so long as any applicable conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Series [•] VRDP Shares to be redeemed on the Redemption Date and (B) give the Tender and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Series [•] VRDP Shares called for redemption and redeemed on the Redemption Date. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Failed Transition Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Failed Transition Redemption Date. The Fund may direct the Tender and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii)  Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the Series [•] VRDP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Series [•] VRDP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof, including Section 2.4(d)(vii), up to (but excluding) the applicable date of redemption of the Series [•] VRDP Shares, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.4(d)(vi) below, shall be payable as part of the applicable Redemption Price on the date of redemption of the Series [•] VRDP Shares). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Series [•] VRDP Shares called for redemption and redeemed on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the date of redemption of the Series [•] VRDP Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the Series [•] VRDP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the date of redemption, any interest on the Deposit Securities so deposited.

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(iv)  On or after the Redemption Date, each Holder of Series [•] VRDP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such Series [•] VRDP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such Series [•] VRDP Shares, without interest, and, in the case of a redemption of fewer than all the Series [•] VRDP Shares represented by such certificate(s), a new certificate representing the Series [•] VRDP Shares that were not redeemed.

(v)  Notwithstanding the other provisions of this Section 2.4, except as otherwise required by law, the Fund shall not redeem any Series [•] VRDP Shares or other series of Preferred Shares ranking on a parity with the Series [•] VRDP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and other distributions on all Outstanding Series [•] VRDP Shares and such other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of the Series [•] VRDP Shares or such other Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Tender and Paying Agent or other applicable paying agent for the Series [•] VRDP Shares or such other Preferred Shares in accordance with the terms of the Series [•] VRDP Shares or such other Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Series [•] VRDP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Series [•] VRDP Shares and any such other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)  To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Notice and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.4(c), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Series [•] VRDP Shares, dividends may be declared and paid on each Dividend Payment Date for the Series [•] VRDP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Series [•] VRDP Shares shall not have been deposited in trust with the Tender and Paying Agent for that purpose.

(vii)  Notwithstanding anything to the contrary herein or in any Notice of Redemption, if the Fund shall not have redeemed Series [•] VRDP Shares on the applicable Redemption Date, the Holders of the Series [•] VRDP Shares subject to redemption shall continue to be entitled to receive dividends on such shares at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon), together with any Additional Amount Payment applicable thereto, shall be included in the Redemption Price for the Series [•] VRDP Shares.

(e)  Tender and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Tender and Paying Agent for payment of the Redemption Price of Series [•] VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of Series [•] VRDP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.4(d)(iii) above.

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(f)  Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.4, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(g)  Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.4, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Series [•] VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series [•] VRDP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior consent.

2.5.  Voting Rights.

(a)  One Vote Per Series [•] VRDP Share. Except as otherwise provided in the Declaration or this Notice or as otherwise required by law, (i) each Holder of Series [•] VRDP Shares shall be entitled to one vote for each Series [•] VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding Series [•] VRDP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding Series [•] VRDP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.5(b), the Holders of outstanding Common Shares and Preferred Shares, including Series [•] VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)  Voting For Additional Trustees.

(i)  Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.5(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including Series [•] VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Series [•] VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)  if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding Series [•] VRDP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)  if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this Section 2.5(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.5(b)(i).

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(ii)  Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.5(b)(i), the Fund shall call a special meeting of such Holders and notify the Tender and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.5(b)(i) on a one-vote-per-share basis.

(iii)  Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.5(b)(i) shall not be affected by the election at such meeting by the Holders of Series [•] VRDP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of Series [•] VRDP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.5(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)  Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.5(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.5(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.5(b)(i).

(c)  Holders of Series [•] VRDP Shares to Vote on Certain Matters.

(i)  Certain Amendments Requiring Approval of Series [•] VRDP Shares. Except as otherwise permitted by Sections 2.4(g) or 2.14, so long as any Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series [•] VRDP Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, the Statement or this Notice, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series [•] VRDP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Series [•] VRDP Shares, and (ii) a division of a Series [•] VRDP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Series [•] VRDP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a Series [•] VRDP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Series [•] VRDP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Series [•] VRDP Share (other than solely as a result of a division of a Series [•] VRDP Share). So long as any Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period, the Fund shall not, without the affirmative vote or consent of at least 66⅔% of the Holders of the Series [•] VRDP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Additionally, notwithstanding the foregoing, no amendment, alteration or repeal of (1) the obligation of the Fund to (x) pay the Redemption Price on any Redemption Date, or (y) accumulate dividends at the Dividend Rate (as set forth in this Notice) for the Series [•] VRDP Shares, or (2) the Liquidation Preference for the Series [•] VRDP Shares, shall be effected without, in each case, the prior unanimous vote or consent of the Holders or Beneficial Owners of the Series [•] VRDP Shares. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Notice.

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(ii)  1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Series [•] VRDP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)  Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series [•] VRDP Shares is otherwise required by this Notice, Holders of Outstanding Series [•] VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series [•] VRDP Shares only and (ii) Holders of Outstanding Series [•] VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series [•] VRDP Shares, as expressly set forth in the Declaration and this Notice.

(d)  Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Declaration or this Notice, the Holders of Series [•] VRDP Shares shall not have any relative rights or preferences or other special rights with respect to voting such Series [•] VRDP Shares other than those specifically set forth in this Section 2.5; provided, however, that nothing in the Statement or this Notice shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of Series [•] VRDP Shares that any action or inaction by the Fund shall require the consent or approval of such Holder or Beneficial Owner.

(e)  No Preemptive Rights or Cumulative Voting. The Holders of Series [•] VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(f)  Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on the Series [•] VRDP Shares, the sole remedy of the Holders under this Notice, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Notice or the Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 2.5. Nothing in this Section 2.5(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration, this Notice and the Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.1(g) hereof.

(g)  Holders Entitled to Vote. For purposes of determining any rights of the Holders of Series [•] VRDP Shares to vote on any matter, whether such right is created by the Statement or this Notice, by the Declaration, by statute or otherwise, no Holder or Beneficial Owner of Series [•] VRDP Shares shall be entitled to vote any Series [•] VRDP Share and no Series [•] VRDP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Series [•] VRDP Share shall have been given in accordance with this Notice and the requisite Deposit Securities for the payment of the Redemption Price of such Series [•] VRDP Share shall have been deposited in trust with the Tender and Paying Agent for that purpose. No Series [•] VRDP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

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2.6.  Rating Agencies. The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to the Series [•] VRDP Shares for so long as the Series [•] VRDP Shares are Outstanding during the Adjustable Rate Special Rate Period. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to Series [•] VRDP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to the Series [•] VRDP Shares or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of the Series [•] VRDP Shares; provided that such replacement shall not occur unless such a replacement Rating Agency shall have at the time of such replacement (i) published a rating for the Series [•] VRDP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to Series [•] VRDP Shares by notice to the Holders of the Series [•] VRDP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Series [•] VRDP Shares or any other shareholder of the Fund.

2.7.  Issuance of Additional Preferred Shares. So long as any Series [•] VRDP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with Series [•] VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series [•] VRDP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Shares then outstanding or so established and created, including additional Series [•] VRDP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.3(b)) of at least 225% and an Effective Leverage Ratio not in excess of 45%.

2.8.  Status of Redeemed, Exchanged or Repurchased Series [•] VRDP Shares. Series [•] VRDP Shares that at any time have been redeemed, exchanged or purchased by the Fund shall, after such redemption, exchange or purchase, have the status of authorized but unissued Preferred Shares.

2.9.  Distributions with respect to Taxable Allocations. Whenever a Taxable Allocation is to be paid by the Fund with respect to the Series [•] VRDP Shares with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.9:

(a)  The Fund may provide notice to the Tender and Paying Agent prior to the commencement of any Dividend Period for the Series [•] VRDP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each Series [•] VRDP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Dividend Reset Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment, as applicable, in respect of the Taxable Allocation paid on such Series [•] VRDP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment, as applicable, payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of the Series [•] VRDP Shares as provided in this Section 2.9(a), and shall only effect the adjustment or distribution in respect of Taxable Allocations as described in Section 2.9(b) and/or Section 2.9(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the adjustment or distribution in respect of a Taxable Allocation as contemplated by this Section 2.9(a).

(b)  If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.9(a) with respect to a Taxable Allocation that is made in respect of the Series [•] VRDP Shares, the Fund may make one or more supplemental distributions on the Series [•] VRDP Shares equal to the Additional Amount Payment, as applicable, due in respect of such Taxable Allocation. Any such supplemental distribution in respect of the Series [•] VRDP Shares shall be made reasonably promptly following any such Taxable Allocation and may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of the Series [•] VRDP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

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(c)  If in connection with a redemption of Series [•] VRDP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.9(a) or made one or more supplemental distributions pursuant to Section 2.9(b), the Fund shall direct the Tender and Paying Agent to send an Additional Amount Payment, as applicable, in respect of such Taxable Allocation to each Beneficial Owner, as applicable, of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund. For such purpose, the Fund and the Tender and Paying Agent may rely on the address most recently provided by the Beneficial Owner in accordance with the Purchase Agreement (including any transferee certificate delivered in accordance therewith).

(d)  Except as required by the Purchase Agreement, for so long as the applicable provisions of the Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments, as applicable, with respect to the Series [•] VRDP Shares with respect to any net capital gain or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.10.  Failed Transition Redemption Liquidity Account and Liquidity Requirement.

(a)  By the first Business Day following the commencement and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding Series [•] VRDP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding Series [•] VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding Series [•] VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding Series [•] VRDP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (b) below with respect to the Outstanding Series [•] VRDP Shares for such date. The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

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(b)

(i)  In the case of a Failed Transition Period relating to a Failed Adjustment Event, the Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for the Outstanding Series [•] VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (c) below:

Number of Days Preceding the Failed Transition Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

(ii)  In the case of a Failed Transition Period relating to a Failed Transition Event where the Fund has initiated a proposed Transition pursuant to Section 3.5, the Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the Liquidity Requirement set forth below opposite such day, but in all cases subject to the cure provisions of subsection (c) below:

Number of Days Preceding the Failed Transition Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

(c)  If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in respect of the Outstanding Series [•] VRDP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding Series [•] VRDP Shares not later than the close of business on the next succeeding Business Day.

(d)  The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series [•] VRDP Shares. Upon the earlier to occur of (x) the successful Transition Remarketing of the Outstanding Series [•] VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series [•] VRDP Shares on the Failed Transition Redemption Date for the Outstanding Series [•] VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series [•] VRDP Shares as contemplated by this Section 2.10 shall lapse and be of no further force and effect.

2.11.  Notice. All notices or communications hereunder, unless otherwise specified in this Notice, shall be given by Electronic Means; provided, that if Electronic Means shall be unavailable or, in the case of notices to Holders, the Series [•] VRDP Shares are in certificated form, notices shall be sufficiently given if in writing and delivered in person, by overnight delivery or by first class mail, postage prepaid. Notices delivered pursuant to this Section 2.11 shall be deemed given on the date received.

2.12.  Termination. In the event that no Series [•] VRDP Shares are Outstanding, all rights and preferences of the Series [•] VRDP Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under the Statement and this Notice with respect to the Series [•] VRDP Shares shall terminate.

2.13.  Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Notice, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

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2.14.  Modification. To the extent permitted by Section 2.5(c) and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of the Series [•] VRDP Shares, may interpret, supplement or amend the provisions of this Notice or the Statement to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund so long as the amendment does not adversely affect the rights and preferences of the Series [•] VRDP Shares affected thereby.

2.15.  Transfers.

(a)  A Beneficial Owner or Holder of any Series [•] VRDP Shares may sell, transfer or otherwise dispose of Series [•] VRDP Shares only in whole shares and only to Persons that are both: (1) (i) Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (or affiliates of banks), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks (or affiliates of banks), insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund; and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding Series [•] VRDP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding Series [•] VRDP Shares has been obtained.

(b)  If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series [•] VRDP Shares and prospective purchasers of Series [•] VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.16.  Acknowledgement of Contractual Rights. Nothing in the Statement or this Notice (including, without limitation, Section 2.5) shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of Series [•] VRDP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

[2.17  Index Benchmark Replacement Provisions. Notwithstanding anything to the contrary contained in the Statement, the Notice or in any other related documents, the following provisions shall apply with respect to changes to or replacement of the Benchmark and related terms in connection with a Benchmark Transition Event or Early Opt-In Election:

(a)   Benchmark Replacement. As further provided in this Section 2.17, it shall be the obligation of the Fund to propose the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (collectively, the “Benchmark Replacement Provisions”). Also as further provided in this Section 2.17, prior to the Benchmark Transition Event, either the Fund or the Majority Beneficial Owner may make an Early Opt-In Election. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, as applicable, subject to agreement by the Fund and the Majority Beneficial Owner to the Benchmark Replacement Provisions, the Fund shall, with the consent of the Majority Beneficial Owner, amend the Statement and this Notice such that the then current Benchmark shall be replaced by the Benchmark Replacement with such replacement becoming effective commencing with the first Subsequent Dividend Reset Period starting after the latest to occur of (i) 5:00 p.m. on the fifth (5th) Business Day after the occurrence of the Benchmark Transition Event or Early Opt-In Election, (ii) the date the written consent of the Majority Beneficial Owner is received by the Fund with respect to such replacement and (iii) the date on which the Benchmark Replacement Provisions are approved by the Board of Trustees of the Fund (the applicable effective date of replacement, the “Effective Date”). If the Effective Date has not occurred prior to the first Reference Time on or after the Benchmark Termination Date, then a Benchmark Unavailability Period shall commence and the Index Rate shall be determined in accordance with Section 2.17(d) below (such Index Rate, the “Benchmark Unavailability Period Index Rate”).

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(b)   Benchmark Replacement Conforming Changes. In connection with a Benchmark Replacement, the Fund will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary in this Notice or in the Statement or in any other related documents, any amendments implementing such Benchmark Replacement Conforming Changes will become effective only with the consent of the Majority Beneficial Owner.

(c)   Notices; Standards for Decisions and Determinations. The Fund, upon becoming aware of any of the following events, as applicable, will promptly notify the Beneficial Owners of (i) any occurrence of a Benchmark Transition Event or an Early Opt-In Election by the Fund or by the Majority Beneficial Owner, if not then the Beneficial Owners of 100% of the Series [•] VRDP Shares, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period and the Benchmark Unavailability Period Index Rate being used. Any determination, decision or election that may be made pursuant to this Section 2.17, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Fund’s sole discretion and without consent from the Beneficial Owners, except, in each case, as expressly required pursuant to this Section 2.17.

(d)   Benchmark Unavailability Period Index Rate. For any determination of dividend payments hereunder for any Dividend Reset Period during a Benchmark Unavailability Period, commencing with the first Subsequent Dividend Reset Period starting after the Benchmark Termination Date through and including the last Subsequent Dividend Reset Period starting prior to the end of the Benchmark Unavailability Period, the Index Rate shall be the Benchmark Unavailability Period Index Rate and equal to:

(i)   Subject to the terms of clause (ii) below, (A) 70% of the sum of the ISDA Fallback Rate plus the ISDA Fallback Adjustment, each determined for the Corresponding Tenor as of the Reference Time for such Dividend Reset Period, provided that, if the Fund cannot determine the ISDA Fallback Rate or the ISDA Fallback Adjustment as of any relevant date during the Benchmark Unavailability Period, then (B) 70% of the sum of the simple average SOFR, determined for the Corresponding Tenor as of the Reference Time for such Dividend Reset Period, plus 0.15%, computed as otherwise provided herein, provided further that if Fund is not reasonably able to calculate the Index Rate pursuant to clause (A) or (B) above for the period of the Corresponding Tenor to, but excluding, the date that is two Business Days preceding the end of the related Dividend Reset Period due to the unavailability of timely data, the Fund, acting in a commercially reasonable manner, may perform the calculation in clause (B) using data for a period of the Corresponding Tenor as of the most recent date practicable for which data are available.

(ii)   Notwithstanding the foregoing, if the Fund, acting in a commercially reasonable manner, determines that, as of the first day of the Benchmark Unavailability Period, the Fund is not able to calculate the Index Rate pursuant to clause (i)(A) or (i)(B) above, then the Fund may elect (by written notice to the Beneficial Owners) that the Index Rate will be calculated using the Benchmark as was calculated for the last Dividend Reset Period commencing prior to the Benchmark Unavailability Period. Such election shall become effective commencing with the first Subsequent Dividend Reset Period starting after the date of such election and ending on the earliest to occur of (A) the date that is 45 calendar days from such date, (B) the date on which the Fund (acting a commercially reasonable manner) determines that it is able to calculate the Index Rate pursuant to clause (i)(A) or (i)(B) above, or (C) the date on which a Benchmark Replacement becomes effective (the period during which such election is effective, the “Benchmark Holdover Period”).

Following a Benchmark Holdover Period, the Fund will declare and distribute a special dividend on the Series [•] VRDP Shares equal to the Retroactive Benchmark Adjustment.

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For purposes of determining the Benchmark Unavailability Period Index Rate as provided in this Section 2.17(d) and calculating and declaring dividends in arrears, if necessary as determined by the Fund in a commercially reasonable manner, the Fund shall amend the definitions of “Rate Determination Date” and “Reference Time,” and make such other technical, administrative or operational changes, if any, that are reasonably necessary as determined in a commercially reasonable manner that is substantially consistent with market practice for the calculation of the relevant fallback rate as provided in Section 2.17(d)(i) and calculating and declaring dividends in arrears, or, if the Fund determines that such market practice is not administratively feasible or that no market practice for such changes for determining the applicable Index Rate and calculating and declaring dividends in arrears exists, the Fund shall adopt such amendment to the definition of Rate Determination Date, and make such other technical, administrative or operational changes, if any, as the Fund determines, acting in a commercially reasonable manner, are reasonably necessary in order to determine the Index Rate as provided above and calculate and declare dividends in arrears. Notwithstanding any provision to the contrary in the Statement or this Notice, except as expressly set forth in this Section 2.17, the Fund may, without a shareholder vote or consent, implement the foregoing amendments, provided that such amendments do not adversely affect the Holders of the Series [•] VRDP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such amendment shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.]

ARTICLE 3
DESIGNATION OF SUBSEQUENT RATE PERIOD

3.1.  General Provisions.

(a)  To the extent provided in Section 2.1(i)(v) or upon the occurrence of a Failed Adjustment Event or a Failed Transition Event or upon the Fund electing to effect a Transition in accordance with Section 3.5, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to transition to a new Subsequent Rate Period by establishing a new Subsequent Rate Period to succeed the Adjustable Rate Special Rate Period that will result in a transition to such new Subsequent Rate Period on a Thursday that is a Business Day (such Business Day, the “New Rate Period Commencement Date”), with terms as set forth in a new Notice of Subsequent Rate Period designating the terms of such Subsequent Rate Period; provided that, in the case of a Failed Adjustment Event or a Failed Transition Event, such Subsequent Rate Period shall begin prior to the related scheduled Failed Transition Redemption Date.

(b)  In the event that the Fund successfully establishes a new Subsequent Rate Period succeeding the Adjustable Rate Special Rate Period, and no Failed Transition Event otherwise shall have occurred and be continuing as of the designated New Rate Period Commencement Date, then on and as of the New Rate Period Commencement Date, the Series [•] VRDP Shares shall be subject to the terms established for such Subsequent Rate Period. If a Failed Transition Event shall have occurred and be continuing, (i) the Subsequent Rate Period designated by the Fund shall not be established, (ii) pursuant to Section 3.3(c), all tendered Series [•] VRDP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent, and (iii) all of the then Outstanding Series [•] VRDP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.4(a).

(c)  The Fund shall use its best efforts to cause the transition to a new Subsequent Rate Period succeeding the Adjustable Rate Special Rate Period and the terms and conditions of such Subsequent Rate Period to be consistent with the continuing qualification of the Series [•] VRDP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such transition that the Fund shall have received an opinion of counsel to the effect that the Series [•] VRDP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

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3.2.  Election and Notice of Subsequent Rate Period Change.

(a)  The Fund shall provide notice of the termination of the Adjustable Rate Special Rate Period and proposed transition to a Subsequent Rate Period succeeding the Adjustable Rate Special Rate Period by delivering a notice of Subsequent Rate Period change (a “Rate Period Change Notice”) to the Holders of the Series [•] VRDP Shares, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so. In the case of an optional Transition, the Rate Period Change Notice shall be provided not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, or, if so provided in the Purchase Agreement (if in effect), the Purchaser (which consent shall not be deemed to be a vote required by Section 2.5)) prior to the Rate Period Termination Date for the Adjustable Rate Special Rate Period specified in such Rate Period Change Notice; provided that, no minimum notice period shall be required in connection with delivery of a Rate Period Change Notice following a Failed Adjustment Event or a Failed Transition Event. Subject to the notice requirement in the immediately preceding sentence, the Fund may select any Wednesday that is a Business Day, and for which the next calendar day is also a Business Day, as the Rate Period Termination Date, with the new Subsequent Rate Period to commence on the New Rate Period Commencement Date and end not later than the final mandatory redemption date specified in paragraph (b)(i)(A) of Section [•] of Part I of the Statement. The terms of the new Subsequent Rate Period may not, in any event, affect the parity ranking of Series [•] VRDP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)  The Rate Period Change Notice shall state, as applicable: (A) the Rate Period Termination Date; (B) the series of Preferred Shares to which the notice relates; (C) the CUSIP number for the Series [•] VRDP Shares; (D) the Purchase Price on a per share basis; (E) that (i) all Outstanding Series [•] VRDP Shares will be subject to Mandatory Tender for Transition Remarketing and purchase on the New Rate Period Commencement Date, and (ii) in the event of a Failed Transition Event, all tendered Series [•] VRDP Shares will be returned to the relevant tendering Holders; (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Rate Period Change Notice states) are to be surrendered for payment of the Purchase Price; and (G) that the notice relates to a Subsequent Rate Period change and, if applicable, pursuant to an optional Transition. The Fund may provide in the Rate Period Change Notice that such Subsequent Rate Period change is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such change unless each such condition has been satisfied at the time or times and in the manner specified in such Rate Period Change Notice; provided, that no such conditions shall affect the consequences of a Failed Adjustment Event or a Failed Transition Event.

3.3.  Transition to a New Subsequent Rate Period.

(a)  In the case of a transition to a new Subsequent Rate Period succeeding the Adjustable Rate Special Rate Period, all Outstanding Series [•] VRDP Shares automatically shall be subject to Mandatory Tender for Transition Remarketing and delivered to the Tender and Paying Agent for purchase by purchasers in the Transition Remarketing on the New Rate Period Commencement Date, in the event of a successful Transition Remarketing. All tendered Series [•] VRDP Shares shall be remarketed at the Purchase Price of such Series [•] VRDP Shares. The calculation of the Purchase Price of the Series [•] VRDP Shares shall be made by the Transition Remarketing Agent in advance of the New Rate Period Commencement Date. The Fund shall use its best efforts to engage Nuveen Securities, LLC or another Person with expertise in remarketing variable-rate securities as Transition Remarketing Agent, and to cause the Transition Remarketing Agent to agree to use its best efforts to find purchasers for all the Series [•] VRDP Shares subject to Mandatory Tender pursuant to this Section 3.3.

(b)  In the event of a successful Transition Remarketing, the proceeds of the sale of the tendered Series [•] VRDP Shares may be paid (i) through the Tender and Paying Agent or (ii) to the Beneficial Owners (directly or through the Securities Depository) as directed by the Fund. In the case of (i), the proceeds shall be used by the Tender and Paying Agent for the purchase of the tendered Series [•] VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the New Rate Period Commencement Date for payment to the Holders tendering Series [•] VRDP Shares for sale through the Securities Depository in immediately available funds, and in the case of (ii), the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent or the purchaser(s) to be made by no later than 11:00 a.m., New York City time (or such other time as the Transition Remarketing Agent or the purchaser(s) and the Beneficial Owners may agree), on the New Rate Period Commencement Date, in either case, against delivery of the tendered Series [•] VRDP Shares either (i) to the Tender and Paying Agent through the Securities Depository on the New Rate Period Commencement Date and the re-delivery of such Series [•] VRDP Shares by means of “FREE” delivery through the Securities Depository to the Transition Remarketing Agent for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Transition Remarketing Agent or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the New Rate Period Commencement Date.

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(c)  By 3:30 p.m., New York City time, on the New Rate Period Commencement Date, the Transition Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Fund (a “Transition Notice”) that provides notice of the successful Transition Remarketing of all Outstanding Series [•] VRDP Shares or, if applicable, the number of Series [•] VRDP Shares, if any, not successfully remarketed for purchase on the New Rate Period Commencement Date, and the Purchase Price per Series [•] VRDP Share. If (i) the Transition Notice states that the Transition Remarketing Agent has not successfully remarketed all of the Series [•] VRDP Shares to be purchased on the New Rate Period Commencement Date, or (ii) the remarketing proceeds for any tendered Series [•] VRDP Shares have not been received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, in each case, on the New Rate Period Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Subsequent Rate Period (in each of which cases the Series [•] VRDP Shares will be treated as not having been successfully remarketed), the Tender and Paying Agent will promptly, and in any event by approximately 5:00 p.m., New York City time, on the New Rate Period Commencement Date, deliver to the Holders, the Fund and the Transition Remarketing Agent a notice stating that a Failed Transition Event has occurred; provided, that, if payment for all Outstanding Series [•] VRDP Shares is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree to waive the occurrence of a Failed Transition Event on such day, then the Rate Period Termination Date shall be deemed changed to such day and the New Rate Period Commencement Date shall be deemed changed to the immediately succeeding Business Day. The New Rate Period Commencement Date, and the date, if any, to which it shall have been postponed in accordance with the foregoing, shall be a Dividend Payment Date.

(d)  Any funds paid by the Transition Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with the Transition Remarketing shall be held in trust for the benefit of the Transition Remarketing Agent on account of purchasers of the Series [•] VRDP Shares in the Transition Remarketing until the Series [•] VRDP Shares are delivered by the tendering Holders against payment therefor, or returned to the Transition Remarketing Agent on account of such purchasers. In the event of a successful Transition Remarketing, upon receipt of Series [•] VRDP Shares from the tendering Holders by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Transition Remarketing Agent, the Purchase Price for such Series [•] VRDP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the New Rate Period Commencement Date.

(e)  Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series [•] VRDP Shares in the form of global securities, the Transition Remarketing, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)  The Transition Remarketing Agent shall not be obligated to purchase any Series [•] VRDP Shares that would otherwise remain unsold in the Transition Remarketing. The Transition Remarketing Agent in its sole discretion may, however, purchase for its own account Series [•] VRDP Shares in the Transition Remarketing. None of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder’s tender of its Series [•] VRDP Shares in the Transition Remarketing unless, in each case, such Series [•] VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent.

(g)  In the event that Series [•] VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series [•] VRDP Shares fails to deliver such Series [•] VRDP Shares on or prior to the New Rate Period Commencement Date, the Holder of such Series [•] VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series [•] VRDP Shares as of the New Rate Period Commencement Date. Any such undelivered Series [•] VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series [•] VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series [•] VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series [•] VRDP Shares. The undelivered Series [•] VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series [•] VRDP Share certificates in lieu of such undelivered Series [•] VRDP Shares.

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(h)  The Transition Remarketing Agent may modify the settlement procedures set forth above with respect to the Transition Remarketing (other than timing requirements) with the written consent of the Fund, the Tender and Paying Agent and the Beneficial Owners. The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Beneficial Owners, the Transition Remarketing Agent and the Tender and Paying Agent, in each case such consent to be required only to the extent such party is affected thereby.

(i)  Upon the occurrence of a successful Transition Remarketing, the Fund will be deemed to have successfully established a new Subsequent Rate Period, and the Series [•] VRDP Shares shall be subject to the terms established for the new Subsequent Rate Period.

3.4.  Failed Transition Period.

(a)  If a Failed Adjustment Event occurs or a Failed Transition Event occurs where the Fund has initiated a proposed Transition pursuant to Section 3.5, the Failed Transition Period shall commence and continue in accordance with, and to the extent provided in, Section 3.4(b) below, and shall be deemed a continuation of the Adjustable Rate Special Rate Period. For each Dividend Reset Period or portion thereof during the Failed Transition Period, the Dividend Rate shall be the Failed Transition Period Dividend Rate. If a Failed Transition Event occurs, the new Subsequent Rate Period designated by the relevant Rate Period Change Notice shall not be established. In such event, pursuant to Section 3.3(c), all tendered Series [•] VRDP Shares shall be returned to the relevant tendering Holders by the Tender and Paying Agent.

(b)  During the Failed Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a Subsequent Rate Period for the Series [•] VRDP Shares, in accordance with Section 3.1 and, in connection with each such attempt, may designate by a Rate Period Change Notice a Subsequent Rate Period with new or different terms in accordance with Section 3.2, until a Subsequent Rate Period to succeed the Adjustable Rate Special Rate Period is established, or no Series [•] VRDP Shares remain Outstanding, or the Fund and the Required Beneficial Owners mutually agree to terminate the Failed Transition Period and revert to the Adjustable Rate Special Rate Period on the terms mutually agreed by the Fund and the Required Beneficial Owners. If a Failed Transition Event occurs in connection with the Transition Remarketing relating to such continued attempt to establish a Subsequent Rate Period to succeed the Adjustable Rate Special Rate Period, any such Failed Transition Event shall not alter the Failed Transition Period, the Failed Transition Redemption Date or the Failed Transition Period Dividend Rate applicable thereto. In the event that the Fund successfully establishes a Subsequent Rate Period to succeed the Adjustable Rate Special Rate Period, the Failed Transition Period shall terminate, and the Series [•] VRDP Shares shall be subject to the terms established for such new Subsequent Rate Period.

3.5.  Transition to New Subsequent Rate Period at the Option of the Fund.

(a)  For the purpose of effecting a transition to a new Subsequent Rate Period with respect to all of the Outstanding Series [•] VRDP Shares, on any day on or after [•], the Fund may at its option accelerate the expiration date of the Adjustable Rate Special Rate Period (a “Transition”) to any Wednesday that is a Business Day (the “Transition Date”) by delivering a Rate Period Change Notice in accordance with Section 3.2 above. The proposed transition to a new Subsequent Rate Period to follow the termination of the Adjustable Rate Special Rate Period on the Transition Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Notice.

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(b)  Notwithstanding the foregoing provisions of this Section 3.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of optional Transition for the Series [•] VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series [•] VRDP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

[Signature Page Begins on the Following Page]

36

IN WITNESS WHEREOF, Nuveen Municipal High Income Opportunity Fund, having duly adopted this Notice, has caused these presents to be signed as of [•]in its name and on its behalf by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Notice of Special Rate Period as an officer and not individually, and the obligations of the Fund set forth in this Notice of Special Rate Period are not binding upon such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

By:

Name: [•]
Title: Vice President and Secretary

Signature Page to Notice of Special Rate Period (Adjustable Rate Special Rate Period)
(NMZ Series [•])

APPENDIX A

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
SERIES [•] VARIABLE RATE DEMAND PREFERRED SHARES

RATE ADJUSTMENT NOTICE

Date:

Deadline For Rate Adjustment Agreement Date
(Subject to Change by Agreement between the Fund and
the Required Beneficial Owners):

PROPOSING PARTY:

PROPOSED ADJUSTED RATE TERMS
(or such other rate terms as the Fund and
the Required Beneficial Owners may agree during
the Rate Adjustment Notice Period:

FIXED RATE

DIVIDEND RATE: %

FLOATING RATE

INDEX RATE:

INDEX MATURITY:

INDEX MULTPLIER:

APPLICABLE SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

RATE DETERMINATION DATE(S):

DIVIDEND RESET DATE(S):

DIVIDEND RESET PERIOD(S):

MINIMUM DIVIDEND RATE: %

DAY COUNT CONVENTION:

[ ] 30/360

[ ] Actual/360

[ ] Actual/Actual

[ ] Other:

OTHER/ADDITIONAL PROVISIONS:

DIVIDEND PERIOD(S):

OTHER:

[PROPOSING PARTY]

By:
Name:
Title:

[_____] Series [•] VRDP Shares Beneficially Owned
[Majority Beneficial Owner is the Proposing Party]

Appendix A-4

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

STATEMENT ESTABLISHING AND FIXING THE
RIGHTS AND PREFERENCES OF SERIES [•]
MUNIFUND PREFERRED SHARES

(NMZ SERIES [•] MFP)

(Relating to the issuance of Series [•] MuniFund Preferred Shares by the above-named
Fund for the outstanding Series [•]MuniFund Preferred Shares of
Nuveen Missouri Quality Municipal Income Fund (NOM))

i

ii

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

STATEMENT ESTABLISHING AND FIXING THE
RIGHTS AND PREFERENCES OF SERIES [•]
MUNIFUND PREFERRED SHARES

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as MuniFund Preferred Shares with a liquidation preference of $100,000 per share in such one or more Series [•]s may be authorized and issued from time to time; and

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series [•] MuniFund Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto.

DESIGNATION OF SERIES [•] MFP

Series [•]: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series [•] MuniFund Preferred Shares,” also referred to herein as “Series [•] MFP” or “MFP Shares,” and references to “such series” with respect to the MFP Shares shall be interpreted as references to “shares of such series,” as the context may require. Each MFP Share shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in this Statement (as defined below), as amended or supplemented. The Fund initially shall designate in Appendix A hereto the additional or different terms and conditions to apply to the MFP Shares for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date, referred to herein as the “Initial Mode.” In accordance with the terms and conditions set forth in Section 4 below and, as applicable, Appendix A or any other Supplement (as defined below) hereto as then in effect, the Fund, by means of a further Supplement, may establish a new Mode (as defined below) or, if applicable, extend the Initial Mode or any subsequent Mode to a date not later than the Term Redemption Date, and, if the Initial Mode or any subsequent Mode (in each case, as it may be extended) is designated to end on a date earlier than the Term Redemption Date (including through an optional or accelerated expiration), shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend such Mode or establish a new Mode to succeed such Mode then in effect for the MFP Shares. In the Supplement for any Mode or Mode extension, the Fund may designate different or additional terms and conditions for the MFP Shares, subject to Section 4(e) of this Statement and the applicable Supplement.

The number of MFP Shares which the Board of Trustees has initially authorized for issuance is [•]. The Board of Trustees may, from time to time, authorize the issuance of additional MFP Shares in accordance with the terms hereof. The MFP Shares shall constitute a separate series of preferred shares of the Fund and each MFP Share shall be identical.

One Series [•] MFP Share initially authorized for issuance as stated above shall be issued and distributed in respect of each Series A MuniFund Preferred Share of Nuveen Missouri Quality Municipal Income Fund (the “Target Fund”) outstanding on the date of distribution in connection with the merger of the Target Fund into the Fund as described in the Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)  “Additional Amount Payment” has the meaning if and as set forth in the Supplement for the Mode then in effect.

(b)  “Agent Member” means a Person with an account at the Securities Depository that holds one or more MFP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent, if any, and the Tender and Paying Agent with respect to such Beneficial Owner.

(c)  “Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the effective date of this Statement, of at least 200% or such higher percentage as required and specified in the Supplement for the Mode then in effect, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding MFP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock). For the avoidance of doubt, solely for purposes of this Statement (as it may be amended or supplemented) and independent of the requirements of the 1940 Act, “Asset Coverage” shall be calculated without giving effect to any “financing transactions” covered under Rule 18f-4 under the 1940 Act (including reverse repurchase agreements and tender option bonds regardless of how the Fund treats any such financing transactions under Rule 18f-4(d)(1)), as Rule 18f-4 is in effect on the effective date of this Statement, or any rules or other interpretations issued under Section 18 of the 1940 Act or otherwise after the effective date of this Statement.

(d)  “Beneficial Owner” means a Person to the extent it is at any time the beneficial owner of MFP Shares, in whose name MFP Shares are recorded as beneficial owner of such MFP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

(e)  “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(f)  “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(g)  “Code” means the Internal Revenue Code of 1986, as amended.

(h)  “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(i)  “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

(j)  “Date of Original Issue,” with respect to any MFP Share, means the date on which the Fund initially issued such MFP Share.

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(k)  “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(l)  “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(m)  “Dividend Payment Date” has the meaning set forth in paragraph (c) of Section 2 of this Statement.

(n)  “Dividend Period” has the meaning as set forth in the Supplement for the Mode then in effect.

(o)  “Dividend Rate” has the meaning set forth in paragraph (d)(i) of Section 2 of this Statement.

(p)  “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in of the Tender and Paying Agent Agreement or as specified in the related notice.

(q)  “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(r)  “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

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(s)  “Holder” means a Person in whose name an MFP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(t)  “Initial Mode” has the meaning set forth in “Designation of Series [•] MFP” above.

(u)  “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(v)  “Liquidation Preference,” with respect to a given number of MFP Shares, means $100,000 times that number.

(w)  “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(x)  “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(y)  “Mode” means the Initial Mode including any extension thereof, or any subsequent Mode, including any extension thereof, for which terms and conditions of the MFP Shares are designated pursuant to Section 4 of this Statement and the Supplement in effect at the time of designation of such subsequent Mode or any Mode extension and set forth in a further Supplement hereto.

(z)  “Memorandum” means the proxy statement of the Target Fund, dated [•], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time.

(aa)  “Moody’s” means Moody’s Ratings, a Delaware corporation, and its successors.

(bb)  “Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Memorandum.

(cc)  “1940 Act” means the U.S. Investment Company Act of 1940, as amended.

(dd)  “Notice of Redemption” has the meaning specified in paragraph (c) of Section 10 of this Statement.

(ee)  “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(ff)   “Optional Redemption Premium,” if any, has the meaning if and as set forth in the Supplement for the Mode then in effect.

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(gg)  “Outstanding” means, as of any date with respect to Preferred Shares of any series, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such series with respect to which, in the case of MFP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such MFP Shares, pursuant to Section 10 of this Statement or, in the case of Preferred Shares of any other series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such series of which the Fund is Beneficial Owner, and (iv) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(hh)  “Person” means and includes an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(ii)  “Preferred Shares” means the preferred shares of the Fund, including the MFP Shares.

(jj)   “Rating Agency” means each NRSRO, if any, then providing a rating for the MFP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch.

(kk)  “Redemption Date” means the Term Redemption Date and any redemption dates for optional or mandatory redemption otherwise provided in the Supplement for the Mode then in effect.

(ll)  “Redemption Price” means the applicable redemption price specified in, or in the applicable Supplement for the Mode then in effect for purposes of redemption of MFP Shares pursuant to, paragraph (a) or (b) of Section 10 of this Statement and the applicable Supplement.

(mm)  “Remarketing Agent” means any entity appointed as such with respect to MFP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(nn)  “Remarketing Agreement” means the Remarketing Agreement, if any, with respect to the MFP Shares, between the Fund and the Remarketing Agent and any other party thereto, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(oo)   “S&P” means S&P Global Ratings, a Division of S&P Global Inc., and its successors.

(pp)  “SEC” means the Securities and Exchange Commission.

(qq)  “Securities Act” means the U.S. Securities Act of 1933, as amended.

(rr)  “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the MFP Shares.

(ss)  “Statement” means this statement establishing and fixing the rights and preferences of Series [•] MuniFund Preferred Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof, including by any Supplement hereto relating to the Mode then in effect.

(tt)  “Supplement” means Appendix A to this Statement and any further supplement hereto entered into in accordance with the provisions of this Statement for the purpose of designating or extending a Mode pursuant to Section 4 of this Statement.

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(uu)  “Taxable Allocation” has the meaning specified in the Supplement for the Mode then in effect.

(vv)  “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the MFP Shares.

(ww)  “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the MFP Shares, dated as of [•], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(xx)  “Term Redemption Date” means [•].

(yy)  “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(zz)  “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of this Statement.

1.	Number of Authorized Shares; Ranking; Preemptive Rights; Effectiveness.

(a)  The initial number of authorized shares constituting MFP is as set forth above under the title “Designation of Series [•] MFP.”

(b)  The MFP Shares shall rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(c)  No Holder of MFP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Preferred Shares, including MFP Shares, or Common Shares or other securities of the Fund which the Fund may hereafter issue or sell.

(d)  The effective date of this Statement is [•].

2.	Dividends.

(a)  Cumulative Cash Dividends. The Holders of MFP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Dividend Rate for the MFP Shares determined as set forth in the Supplement for the Mode then in effect, and no more, payable on the Dividend Payment Dates with respect to the MFP Shares as set forth in the Supplement for the Mode then in effect, as provided in paragraph (c) below. Holders of MFP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on MFP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage.

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(b)  Dividends Cumulative from Date of Original Issue. Dividends on the MFP Shares shall be declared daily and accumulate at the applicable Dividend Rate for the MFP Shares from the Date of Original Issue thereof.

(c)  Dividend Payment Dates. The dividend payment dates (each, a “Dividend Payment Date”) with respect to the MFP Shares shall be as provided in the Supplement for the Mode then in effect.

(d)  Dividend Rates and Calculation of Dividends.

(i)  Applicable Rates. The dividend rate or rates (in each case, the “Dividend Rate”) on the MFP Shares shall be as provided in the Supplement for the Mode then in effect.

(ii)  Calculation of Dividends. The amount of dividends per share payable on the MFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for the related Dividend Period or Dividend Periods (or applicable portion thereof). The amount of dividends accumulated shall be computed as provided in the Supplement for the Mode then in effect.

(e)  Dividends Paid to Holders. Dividends on the MFP Shares shall be paid to the Holders thereof as provided in the Supplement for the Mode then in effect.

(f)  Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on MFP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (b) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(g)  Dividends Reported as Exempt-Interest Dividends. Dividends on MFP Shares shall be reported as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.  Additional Amount Payments and Taxable Allocations. Holders of MFP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Amount Payments as provided in the Supplement for the Mode then in effect. The Fund shall not be required to make Additional Amount Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund. The Fund may make Taxable Allocations as provided in the Supplement for the Mode then in effect.

4.	Designation of Modes.

(a)  Initial Mode and Subsequent Modes. The additional or different terms and conditions applicable to the MFP Shares in the Initial Mode effective on the effective date of this Statement are as set forth in the Supplement attached as Appendix A hereto. The additional or different terms and conditions applicable to the MFP Shares in any subsequent Modes or extensions of the Initial Mode or any Subsequent Mode will be set forth in future new or amended Supplements effective on the dates set forth in any such new or amended Supplements.

(b)  Designation of Change in or Extension of Mode. The Fund, at its option, may change the terms of or extend the Mode then in effect or, if applicable, designate a new Mode for the MFP Shares in accordance with the terms and subject to the conditions of this Statement and the Supplement for the Mode then in effect.

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(c)  Notices in Respect of Mode Designation or Extension. The Fund shall deliver a notice of Mode designation or extension or proposed Mode designation or extension as specified in and otherwise in accordance with the Supplement that designated the Mode being succeeded or extended.

(d)  Designation of Mode Provisions. In connection with any Mode designated or extended pursuant to this Section 4, the Fund, subject to compliance with paragraph (e) below, without the vote or consent of any Holder of MFP Shares, may (i) provide in the Supplement for such Mode for provisions relating solely to such Mode that differ from those provided in this Statement or any other Supplement, including, but not limited to, with respect to optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, redemption provisions and modified or new definitions, and (ii) subject to any restrictions on modification specifically set forth in such Supplement for a Mode then in effect, modify such Supplement then in effect to provide for optional tender provisions, and/or mandatory tender provisions, a liquidity facility or other credit enhancement, and other provisions. Extension of any Mode, and the modification of any provisions relating to such Mode, shall be subject to any restrictions on extension or modification set forth herein or in the Supplement for such Mode.

(e)  Modification of Statement in a Supplement Designating Mode Provisions. Notwithstanding paragraph (d) above, no Supplement adopted in accordance with paragraph (d) above shall modify the terms of Section 1, this Section 4(e), Section 5, Section 8, Section 10(b)(i), Section 11 or Section 12(a) of this Statement. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the MFP Shares, no terms or conditions adopted for a Mode shall be considered to affect the rights and preferences of the MFP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.

5.	Voting Rights.

(a)  One Vote Per MFP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MFP Shares shall be entitled to one vote for each MFP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding Preferred Shares, including each MFP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of Outstanding Preferred Shares, including MFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each MFP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MFP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)  Voting for Additional Trustees.

(i)  Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including MFP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MFP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)  if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any Outstanding Preferred Shares, including MFP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

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(B)  if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund. A Voting Period shall terminate upon all of the foregoing conditions ceasing to exist.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)  Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 calendar days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)  Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)  Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)  Holders of MFP Shares to Vote on Certain Other Matters.

(i)  Certain Amendments Requiring Approval of MFP Shares. Except as otherwise permitted by the terms of this Statement including, without limitation, Section 4 hereof, so long as any MFP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MFP Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, (x) to modify the terms of Section 1, Section 4(e), Section 8, Section 10(b)(i), Section 11 or Section 12(a) of this Statement or (y) so as to materially and adversely affect any preference, right or power of such MFP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 9 hereof shall not be considered to materially and adversely affect the rights and preferences of the MFP Shares, (ii) a division of an MFP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MFP Shares and (iii) a Supplement establishing terms and conditions for a new Mode in accordance with Section 4 hereof or a modification of a Supplement then in effect in accordance with the terms of Section 4(d) hereof shall not be considered to materially and adversely affect the rights and preferences of the MFP Shares. For purposes of the foregoing, no other matter shall be deemed to materially and adversely affect any preference, right or power of an MFP Share or the Holder thereof unless such matter (i) reduces or abolishes any preferential right of such MFP Share or (ii) reduces or abolishes any right in respect of redemption of such MFP Share applicable to the Mode then in effect (other than solely as a result of a division of an MFP Share or as provided in the Supplement designating such Mode in accordance with Section 4 hereof). So long as any MFP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66⅔% of the Holders of the MFP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Additionally, notwithstanding the foregoing, (1) (x) no extension of the Term Redemption Date or (y) reduction or repeal of the Liquidation Preference of the MFP Shares that adversely affects the rights of the Holders of the MFP Shares relative to each other or any other shares of the Fund shall be effected without, in each case, the prior unanimous vote or consent of the Holders or Beneficial Owners of the MFP Shares, and (2) with respect to a Supplement then in effect, no change reducing the amount or extending the timing of any payment due on the MFP Shares or adversely affecting the taxability of any payments due on the MFP Shares, in each case, other than in accordance with the terms of such Supplement, or to the obligation of the Fund to (x) pay the Redemption Price on any Redemption Date, (y) accumulate dividends at the Dividend Rate for, or other required distributions on, the MFP Shares, or (z) pay the Optional Redemption Premium, if any, shall be effected without, in each case, the prior unanimous vote or consent of the Holders or Beneficial Owners of the MFP Shares in the Mode to which such Supplement relates. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement including any Supplement hereto.

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(ii)  1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including MFP Shares, Outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii)  Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of MFP Shares is otherwise required by this Statement, Holders of Outstanding MFP Shares will be entitled as a series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting MFP Shares only and (ii) Holders of Outstanding MFP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of MFP Shares, as expressly set forth in the Declaration and this Statement.

(d)  Fund May Take Certain Actions Without Shareholder Approval. Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of the Board of Trustees to amend or alter other provisions of this Statement or any Supplement, without the vote, approval or consent of any Holder of MFP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement or any such Supplement; provided, that nothing in this Statement or any Supplement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of MFP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

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(e)  Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of MFP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f)  No Preemptive Rights or Cumulative Voting. The Holders of MFP Shares shall have no preemptive rights or rights to cumulative voting.

(g)  Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the MFP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement (including any Supplement hereto) and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)  Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder or Beneficial Owner shall be entitled to vote any MFP Share and no MFP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. MFP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.  Asset Coverage. The Fund shall maintain minimum Asset Coverage as provided in the Supplement applicable to the Mode then in effect.

7.	Rating Agencies.

(a)  The Fund is not required to maintain any particular short-term or long-term ratings for the MFP Shares, and the Fund, without the vote, approval or consent of any holder of Preferred Shares, including the MFP Shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the MFP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of MFP Shares or the Holders thereof.

(b)  The Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the MFP Shares without replacement, in either case, without the vote, approval or consent of Holders of MFP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a rating for the MFP Shares or the Fund terminates the services of a Rating Agency then providing a rating for the MFP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the MFP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account.

8.	Restrictions on Dividends and Other Distributions.

(a)  Dividends on Preferred Shares Other than the MFP Shares. Except as set forth in the next sentence, no dividends and other distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the MFP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent dividend payment date. When dividends and other distributions due are not paid in full upon the shares of each series of Preferred Shares through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the MFP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon the MFP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the MFP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the MFP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the MFP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per MFP Share shall be based on the Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).

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(b)  Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)  Other Restrictions on Dividends and Other Distributions. For so long as any MFP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (b) of Section 11 hereof, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the MFP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the MFP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of MFP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

9.  Issuance of Additional Preferred Shares. So long as any MFP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding MFP Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then Outstanding or so established and created, including additional MFP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have at least the Asset Coverage (calculated in the same manner as is contemplated by the Supplement for the Mode then in effect) specified in the Supplement for the Mode then in effect.

10.	Redemption.

(a)  Optional Redemption. The MFP Shares may be redeemed, at the option of the Fund, on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.

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(b)  Mandatory Redemption.

(i)  The Fund shall redeem all Outstanding MFP Shares on the Term Redemption Date, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(ii)  The MFP Shares otherwise shall be subject to mandatory redemption by the Fund on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.

(c)  Notice of Redemption. The Fund will send a notice of redemption (a “Notice of Redemption”) in accordance with the provisions set forth in the Supplement applicable to the Mode then in effect. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)  No Redemption Under Certain Circumstances. Notwithstanding the other provisions of this Section 10, except as otherwise required by law, the Fund shall not redeem any MFP Shares or other series of Preferred Shares unless all accumulated and unpaid dividends and other distributions on all Outstanding MFP Shares and shares of other series of Preferred Shares for all applicable past Dividend Periods (or the equivalent for other series of Preferred Shares) (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Tender and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MFP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MFP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(e)  Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem MFP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed MFP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on MFP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those MFP Shares for which a Notice of Redemption has been provided.

(f)  Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of MFP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed or returned to the Fund in accordance with paragraph (g) below.

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(g)  Deposit with the Tender and Paying Agent; MFP Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 10 in accordance with the Supplement for the Mode then in effect, the Fund shall irrevocably deposit with the Tender and Paying Agent in accordance with the Supplement for the Mode then in effect an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the MFP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the MFP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Supplement for the Mode then in effect. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of MFP Shares subject to redemption. In the case that fewer than all of the MFP Shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any Deposit Securities deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the MFP Shares called for redemption on such date and (ii) all other amounts to which Holders of MFP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of MFP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

(h)  Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)  Only Whole MFP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole MFP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)  Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above and in the Supplement with respect to notification of redemption for the MFP Shares, provided that such modification does not materially and adversely affect the Holders of the MFP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent.

(k)  Term Redemption Liquidity Account and Liquidity Requirement. (i) At least six months prior to the Term Redemption Date, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding MFP Shares. If, during the six-month period, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding MFP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (ii) below with respect to the Outstanding MFP Shares for such date. The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

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(ii)  The Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Term Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for the Outstanding MFP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (iii) below:

Number of Days Preceding the Term Redemption Date	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

(iii)  If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in respect of the Outstanding MFP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day.

(iv)  The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding MFP Shares. Upon the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding MFP Shares on the Term Redemption Date for the Outstanding MFP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding MFP Shares as contemplated by this Section 10(k) shall lapse and be of no further force and effect.

11.	Liquidation Rights.

(a)  Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MFP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MFP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the MFP Shares of the full preferential amounts provided for in this paragraph (a), the Holders of MFP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

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(b)  Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of MFP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 11, no such distribution shall be made on account of MFP or any shares of any other class or series of Preferred Shares ranking on a parity with the MFP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the MFP Shares, ratably, in proportion to the full distributable amounts for which holders of MFP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(c)  Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the MFP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the MFP Shares as provided in paragraph (a) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the MFP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the MFP Shares shall not be entitled to share therein.

(d)  Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.	Miscellaneous.

(a)  Amendment of or Supplements to this Statement. Subject to Section 5 hereof, in addition to adopting a Supplement or Supplements in accordance with Section 4 hereof, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise required by applicable law or any applicable Supplement), amend or supplement this Statement including any Supplement hereto, to (1) provide for the issuance of additional MFP Shares (and terms relating thereto), each such additional MFP Share to be governed by the terms of this Statement as so amended or supplemented, or (2) reflect any amendments or supplements to this Statement including amendments to any Supplement hereto made in accordance with Section 5(c)(i) hereto. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the MFP Shares, no amendment or supplement to a Supplement adopted for a Mode shall be considered to affect the rights and preferences of the MFP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.

(b)  No Fractional Shares. No fractional MFP Shares shall be issued.

(c)  Status of MFP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. MFP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any MFP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such MFP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued MFP Shares.

(d)  Treatment of MFP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring MFP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the MFP Shares as stock in the Fund.

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(e)  Board May Resolve Ambiguities. To the extent permitted by applicable law, without shareholder approval, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(f)  Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(g)  Notices. All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid. Any notice given to Holders or Beneficial Owners in accordance with the terms hereof or the applicable Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

13.	Transfers.

(a)  Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of MFP Shares only in whole shares and only as permitted by the terms of the Supplement for the Mode then in effect. The Fund has not registered the MFP Shares under the Securities Act. Accordingly, the MFP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons the seller reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the MFP Shares.

(b)  If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to Holders and Beneficial Owners of MFP Shares and prospective purchasers of MFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

14.	Global Certificate.

So long as any MFP Share shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such MFP Share shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Municipal High Income Opportunity Fund has caused these presents to be signed as of [•], in its name and on its behalf by its Chief Administrative Officer and attested by its Assistant Vice President and Assistant Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

Nuveen Municipal HIGH Income OPPORTUNITY Fund

By:
Name: [•]
Title: Chief Administrative Officer

ATTEST:

Name: [•]
Title: Vice President and Secretary

Signature Page to Statement (NMZ Series [•] MFP)

Appendix A-5

NUVEEN municipal high income opportunity FUND

SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES [•] MUNIFUND PREFERRED SHARES INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES [•] MUNIFUND PREFERRED SHARES

(ADJUSTABLE RATE)

(NMZ SERIES [•] MFP)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES [•] MUNIFUND PREFERRED SHARES INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES [•] MUNIFUND PREFERRED SHARES (ADJUSTABLE RATE)

This Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [•] MuniFund Preferred Shares Initially Designating the Variable Rate Mode for the Series [•] MuniFund Preferred Shares (Adjustable Rate) (the “Supplement”) designates the Initial Mode (as defined below) as a Variable Rate Mode (as defined below) for the Series [•] MuniFund Preferred Shares of Nuveen Municipal High Income Opportunity Fund (the “Fund”). This Supplement establishes pursuant to Section 4 of the Statement Establishing and Fixing the Rights and Preferences of Series [•] MuniFund Preferred Shares, effective on the effective date hereof (the “Statement”), the additional or different terms and conditions of the Series [•] MuniFund Preferred Shares for the Variable Rate Mode (Adjustable Rate) effective commencing on the Mode Commencement Date and ending on the Mode Termination Date

ARTICLE 1

DEFINITIONS

1.1.  Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the Statement. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Additional Amount Payment” means a payment to a Beneficial Owner of MFP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Additional Amount Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular federal income tax purposes) from the gross income of such Beneficial Owner. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of MFP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) only taking into account the regular federal income tax (and the tax imposed under Section 1411 of the Code or any successor provision) with respect to dividends received by the Fund (that is, without giving effect to any other federal tax based on income) and (iv) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Beneficial Owner of MFP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is made.

“Adjusted Dividend Rate” means a new Dividend Rate established pursuant to Section 2.1(h).

“Adjusted Rate Terms” has the meaning set forth in Section 2.1(h)(viii).

“Agent Member” has the meaning set forth in the Statement.

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“Applicable Spread” means, effective [•], with respect to any Dividend Reset Period or portion thereof commencing on or after such date, (i) the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the MFP Shares by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Dividend Reset Period or (ii) such spread or spreads as may be provided in the Adjusted Rate Terms established pursuant to Section 2.1(h); provided, however, that the, “Applicable Spread” shall not apply for any Dividend Reset Period or portion thereof occurring during the Failed Transition Period, if any, except as provided in the definition of Failed Transition Period Applicable Spread or in the case of an Increased Rate Period occurring during the Failed Transition Period.

Long Term Ratings*
[Fitch]	Applicable Percentage**
[•]	[•]%
[•]	[•]%
[•]	[•]%
[•]	[•]%
[•]	[•]%
[•]	[•]%
[•]	[•]%
[•]	[•]%
*And/or the equivalent ratings of another Rating Agency then rating the MFP Shares utilizing the highest of the ratings of the Rating Agencies then rating the MFP Shares.	**Unless an Increased Rate Period is in effect or the Increased Rate otherwise applies to any portion of a Dividend Reset Period, in which case the Applicable Spread shall be [•]% for such Increased Rate Period or such portion of a Dividend Reset Period, as the case may be.

“Asset Coverage” has the meaning set forth in the Statement.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.2(a)), the date that is thirty (30) calendar days following such Business Day.

“Below Investment Grade” means, with respect to the MFP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)  lower than BBB-, in the case of [Fitch];

(ii)  lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any other Rating Agency; and

(iii)  unrated, if no Rating Agency is rating the MFP Shares.

“Beneficial Owner” has the meaning set forth in the Statement.

“Business Day” has the meaning set forth in the Statement.

“Closed-End Funds” has the meaning set forth in Section 2.12.

“Code” means the Internal Revenue Code of 1986, as amended.

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“Custodian” has the meaning set forth in the Statement.

“Declaration” has the meaning set forth in the Statement.

“Default” means a Dividend Default or a Redemption Default.

“Deposit Securities” has the meaning set forth in the Statement.

“Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, repurchase transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts.

“Dividend Default” has the meaning set forth in Section 2.1(f)(i).

“Dividend Payment Date” “ means (i) the first Business Day of each calendar month, commencing on (and including) [•], (ii) the New Mode Commencement Date, if any, and the date, if any, to which it shall have been postponed in accordance with Section 3.3(c), and (iii) each other date designated for the payment of dividends in accordance with this Supplement, including, as applicable, any Special Dividend Payment Date.

“Dividend Period” means, with respect to any Dividend Payment Date, (i) in the case of the first Dividend Payment Date, the period from and including the Mode Commencement Date to and including [•], and (ii) for each subsequent Dividend Payment Date, (a) for each regular monthly Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month ending immediately preceding the month in which the current Dividend Payment Date falls to and including the last calendar day of such month, (b) for each regular monthly Dividend Payment Date following a Special Dividend Payment Date, the period from and including the Special Dividend Payment Date to and including the last calendar day of the month immediately preceding the month in which the current Dividend Payment Date falls, (c) for each Special Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month in which such regular monthly Dividend Payment Date falls to but excluding the Special Dividend Payment Date, (d) for each Special Dividend Payment Date following another Special Dividend Payment Date, the period from and including the prior Special Dividend Payment Date to but excluding the current Special Dividend Payment Date and (e) the date or dates of the period as may be provided for in the Adjusted Rate Terms pursuant to Section 2.1(h). Notwithstanding the foregoing, the final Dividend Period in the Variable Rate Mode shall end on and include the last calendar day of the Variable Rate Mode.

3

“Dividend Rate” means, with respect to any Dividend Reset Period and subject to the adjustment described in Section 2.7, (i) the Index Rate for the Initial Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period and (ii) for each Subsequent Dividend Reset Period, (A) the Index Rate in effect as of the Dividend Reset Date commencing such Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period or (B) the Adjusted Dividend Rate established in accordance with Section 2.1(h) and applicable to such Dividend Reset Period; provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); provided further, that for any Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, “Dividend Rate” shall mean the Failed Transition Period Dividend Rate; and provided further that the Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Dividend Reset Date” means (i) the Mode Commencement Date, (ii) thereafter, the first day of each Dividend Reset Period and (iii) as may be otherwise provided for in the Adjusted Rate Terms pursuant to Section 2.1(h).

“Dividend Reset Period” means the Initial Dividend Reset Period and any Subsequent Dividend Reset Period.

“Effective Leverage Ratio” has the meaning set forth in Section 2.2(d).

“Effective Leverage Ratio Cure Date” has the meaning set forth in Section 2.3(c)(ii)(A).

“Electronic Means” has the meaning set forth in the Statement.

“Failed Adjustment Event” means that, in the case of a proposed Adjusted Dividend Rate (and any other Adjusted Rate Terms), the Fund and the Required Beneficial Owners shall have failed to agree in writing to an Adjusted Dividend Rate (and any other Adjusted Rate Terms) by the 180th calendar day, or such other date as the Fund and the Required Beneficial Owners shall agree, following the date of delivery of a Rate Adjustment Notice, unless the Rate Adjustment Notice shall have been withdrawn prior to such 180th calendar day or other agreed day.

“Failed Adjustment Redemption Date” means, in the case of a Failed Adjustment Event, where the Majority Beneficial Owner is the proposing party and if the Failed Adjustment Event is then continuing, the earlier of (i) the third Business Day following the Failed Adjustment Event and (ii) the last Business Day falling on or before the 180th calendar day following the date of delivery of the related Rate Adjustment Notice; provided, however, that if the Rate Adjustment Notice Period is extended in accordance with Section 2.1(h)(iv) to a date that would result in the Failed Adjustment Redemption Date, if any, falling after such 180th calendar day, then the Failed Adjustment Redemption Date shall be the Business Day immediately following the Failed Adjustment Event.

“Failed Transition Event” means that, in the case of a proposed transition to a new Mode to succeed the Variable Rate Mode pursuant to Article 3, (i) the Transition Notice required by Section 3.3(c) states that the Transition Remarketing Agent was unable to successfully remarket all of the MFP Shares to be purchased on the New Mode Commencement Date, (ii) the remarketing proceeds for any tendered MFP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, subject to the proviso in Section 3.3(c), in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Mode to succeed the Variable Rate Mode (in each of which cases the related MFP Shares will be treated as not having been successfully remarketed).

“Failed Transition Period” means, upon the occurrence of a Failed Transition Event, the period commencing on the date of such Failed Transition Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Transition Redemption Date or, if earlier, a Failed Adjustment Redemption Date or other Redemption Date, if any, of 100% of the Outstanding MFP Shares, or (ii) repurchase by the Fund of 100% of the Outstanding MFP Shares, or (iii) successful Transition Remarketing of 100% of the Outstanding MFP Shares in accordance with the terms of this Supplement, or (iv) mutual agreement by the Fund and the Required Beneficial Owners to terminate the Failed Transition Period and revert to the Variable Rate Mode on the terms mutually agreed by the Fund and the Required Beneficial Owners.

4

“Failed Transition Period Applicable Spread” means, for each Dividend Reset Period or portion thereof occurring while the Failed Transition Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

“Failed Transition Period Dividend Rate” means, with respect to any Dividend Reset Period (or portion thereof) occurring during the Failed Transition Period, if any, subject to the adjustment described in Section 2.7(a), the Index Rate for such Dividend Reset Period (or portion thereof) plus the Failed Transition Period Applicable Spread for such Dividend Reset Period (or portion thereof); provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Failed Transition Period Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); and provided further, that the Failed Transition Period Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Failed Transition Redemption Date” means, in the case of a Failed Transition Event, and if the Failed Transition Period is then continuing, the first Business Day falling on or after the 180th calendar day following the Failed Transition Event.

“Fitch” has the meaning set forth in the Statement.

“Fund” has the meaning set forth in the preamble to this Supplement.

“Holder” has the meaning set forth in the Statement.

“Increased Rate” means, for any Increased Rate Period or any portion of thereof to which the Increased Rate otherwise applies, the Index Rate for such Increased Rate Period or portion thereof plus an Applicable Spread of [•]%.

“Increased Rate Period” has the meaning set forth in Section 2.1(f)(i).

“Index Rate” has the meaning set forth in (a) or (b) below, as applicable:

(a) for each other Dividend Reset Period, with respect to any Dividend Reset Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date; provided, that if the Index Rate in respect of any Dividend Reset Period would otherwise be less than zero (0), then the Index Rate for such Dividend Reset Period will be deemed to be zero (0); or

(b) such index rate or rates as may be provided for in the Adjusted Rate Terms pursuant to Section 2.1(h); provided, that if the Index Rate in respect of any Dividend Reset Period would otherwise be less than zero (0), then the Index Rate for such Dividend Reset Period will be deemed to be zero (0).

“Initial Dividend Reset Period” means the period commencing on and including the Mode Commencement Date, and ending on, and including, the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).

“Initial Mode” means, the Variable Rate Mode designated by this Supplement for the period commencing on the Mode Commencement Date and ending on the Mode Termination Date.

“Investment Adviser” has the meaning set forth in the Statement.

5

“Liquidation Preference” has the meaning set forth in the Statement.

“Liquidity Account” has the meaning set forth in Section 2.8(a).

“Liquidity Account Investments” has the meaning set forth in the Statement.

“Liquidity Requirement” in connection with a Failed Transition Redemption Date, has the meaning set forth in Section 2.8(b).

“Majority Beneficial Owner” means the Beneficial Owner at the relevant date of more than 50% of the Outstanding MFP Shares.

“Mandatory Redemption Date” has the meaning set forth in Section 2.3(c)(iii).

“Mandatory Tender” means the mandatory tender of all MFP Shares by the Beneficial Owners thereof for Transition Remarketing and purchase on the New Mode Commencement Date.

“Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service broadly recognized in the tax-exempt fund market as designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

“Maximum Rate” means 15% per annum.

“Mode Change Notice” has the meaning set forth in Section 3.2(a).

“Mode Commencement Date” means [•].

“Mode Termination Date” means the earliest of (i) the date established pursuant to Article 3 as the final day of the Variable Rate Mode preceding a successful transition to a new Mode, (ii) the Term Redemption Date and (iii) the date of earlier redemption of all of the Outstanding MFP Shares.

“MuniFund Preferred Shares” or “MFP Shares” has the meaning as set forth in the Statement and as used in this Supplement refers only to the Series [•] MuniFund Preferred Shares.

“New Mode Commencement Date” has the meaning set forth Section 3.1(a).

“Notice of Redemption” has the meaning set forth in Section 2.3(e)(i).

“Notice of Taxable Allocation” has the meaning set forth in Section 2.7(a).

“NRSRO” has the meaning set forth in the Statement.

“Nuveen Person” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the MFP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

“Optional Redemption Date” has the meaning as set forth in Section 2.3(d)(i).

“Optional Transition” has the meaning set forth in Section 3.5(a).

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“Optional Transition Date” has the meaning set forth in Section 3.5(a).

“Original Supplement” has the meaning set forth in the preamble to this Supplement.

“Outstanding” has the meaning set forth in the Statement.

“Person” has the meaning set forth in the Statement.

“Preferred Shares” has the meaning set forth in the Statement.

“Purchase Agreement” means the Initial Series [•] MuniFund Preferred Shares (MFP) Purchase Agreement dated as of [•] between the Fund and [•], as the same may be amended, restated or modified from time to time in accordance with its terms.

“Purchase Price” means an amount equal to the Liquidation Preference of each MFP Share to be purchased on the New Mode Commencement Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the New Mode Commencement Date.

“Purchaser” means [•], a Delaware corporation, as the purchaser of the MFP Shares pursuant to the Purchase Agreement.

“Rate Adjustment Agreement Date” has the meaning set forth in Section 2.1(h)(iv).

“Rate Adjustment Notice” means a notice of a proposed Adjusted Dividend Rate (and any other Adjusted Rate Terms), in the form of Appendix A hereto, delivered by either the Fund or the Majority Beneficial Owner in accordance with Section 2.1(h).

“Rate Adjustment Notice Period” means, with respect to any Rate Adjustment Notice, the period commencing on the date of delivery of the Rate Adjustment Notice and ending on the earliest to occur of (i) withdrawal of the Rate Adjustment Notice in accordance with Section 2.1(h)(iii) or (vi), (ii) the related Rate Adjustment Agreement Date, (iii) the redemption, repurchase or successful Transition Remarketing of 100% of the Outstanding MFP Shares in accordance with the terms of this Supplement or (iv) the date of a Failed Adjustment Event, as applicable.

“Rate Determination Date” means, with respect to the Initial Dividend Reset Period, the Wednesday immediately preceding the Date of Original Issue in connection with the initial issuance of MFP Shares and, with respect to any Subsequent Dividend Reset Period, (i) the last day of the immediately preceding Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day (provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day) or (ii) as may otherwise be provided for in the Adjusted Rate Terms pursuant to Section 2.1(h).

“Rating Agencies” means, as of any date, (i) [Fitch] and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.5, in each case above, to the extent it maintains a rating on the MFP Shares on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.5. [Fitch] has initially been designated as the Rating Agency for purposes of the MFP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of the MFP Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.5, any references to any credit rating of such replaced Rating Agency in this Supplement shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the other Rating Agency that has replaced such Rating Agency using the most recent published credit ratings for the MFP Shares of such replacement Rating Agency or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Supplement shall instead be deemed to be references to such corresponding replacement rating definition. Notwithstanding anything to the contrary in Section 7 of the Statement, in the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the MFP Shares is terminated in accordance with Section 2.5, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Supplement for the MFP Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for the MFP Shares shall be taken into account for purposes of this Supplement, provided that, for purposes of determining the Dividend Rate applicable to a Dividend Reset Period, any designation of a Rating Agency after the Rate Determination Date for such Dividend Reset Period will take effect on or as of the next succeeding Rate Determination Date.

7

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the MFP Shares.

“Ratings Event” has the meaning set forth in Section 2.1(f)(i).

“Redemption Date” has the meaning set forth in Section 2.3(e)(i) and includes, as applicable, a Failed Adjustment Redemption Date, a Failed Transition Redemption Date, any Mandatory Redemption Date or any Optional Redemption Date.

“Redemption Default” has the meaning set forth in Section 2.1(f)(i).

“Redemption Price” means, for each MFP Share to be redeemed pursuant to Section 2.3, a price per share equal to (x) the Liquidation Preference per MFP Share plus (y) an amount equal to all unpaid dividends and other distributions on such MFP Share accumulated from and including the Date of Original Issue of such MFP Share to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon, and subject to Section 2.3(e)(vi)).

“Required Beneficial Owners” means the Beneficial Owners of 100% of the Outstanding MFP Shares.

“Scheduled Rate Adjustment Period Expiration Date” has the meaning set forth in Section 2.1(h)(iv).

“Securities Depository” has the meaning set forth in the Statement.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Fund.

“Special Dividend Payment Date” has the meaning set forth in Section 2.1(g).

“Statement” has the meaning set forth in the preamble to this Supplement.

“Subsequent Dividend Reset Period” means (i) the period from, and including, the first day following the Initial Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from, and including, the first day following the end of the previous Subsequent Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day), or (ii) as may be otherwise provided for in the Adjusted Rate Terms pursuant to Section 2.1(h). Notwithstanding the foregoing, the final Dividend Reset Period in the Variable Rate Mode shall end on and include the Mode Termination Date.

“Supplement” means this Supplement.

“Tax Event” has the meaning set forth in Section 2.1(f)(i).

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“Taxable Allocation” means the allocation of any net capital gains or other income taxable for regular federal income tax purposes to a dividend paid in respect of the MFP Shares.

“Tender and Paying Agent” means The Bank of New York Mellon and its successors or any other tender and paying agent appointed by the Fund with respect to the MFP Shares.

“Tender and Paying Agent Agreement” means, with respect to the MFP Shares, the Tender and Paying Agent Agreement, dated as of [•], by and between the Fund and the Tender and Paying Agent, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other tender and paying agent appointed by the Fund.

“Term Redemption Date” has the meaning set forth in the Statement.

“Transition Notice” has the meaning set forth in Section 3.3(c).

“Transition Remarketing” means the remarketing of the MFP Shares by the Transition Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to the Mandatory Tender in connection with the transition from the Variable Rate Mode to a new Mode.

“Transition Remarketing Agent” means the entity or entities appointed as such by the Fund to conduct the Transition Remarketing.

“Variable Rate Mode” means the Mode established for the MFP Shares by the terms and conditions of the Statement as modified by this Supplement.

1.2	Interpretation.

(a)       General. The headings preceding the text of Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References to Sections shall refer to those portions of this Supplement, unless otherwise provided. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

(b)   Interpretation of the Statement and this Supplement. Subject to Section 4(e) of the Statement, the terms and conditions of the MFP Shares set forth in this Supplement supersede the terms of the Statement, to the extent inconsistent therewith, for the Variable Rate Mode.

(c)   The effective date of this Supplement is [•].

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ARTICLE 2

TERMS APPLICABLE TO THE SERIES [•]

MUNIFUND PREFERRED SHARES FOR THE VARIABLE RATE MODE

The MFP Shares shall have the following terms for the Variable Rate Mode:

2.1	Dividends and Distributions.

(a)   Applicable Rates. The amount of dividends per share payable on MFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) shall be computed by (i) multiplying the Dividend Rate in effect for MFP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for an MFP Share. The Dividend Rate may be adjusted to an Adjusted Dividend Rate established in accordance with Section 2.1(h) below. The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period (or portion thereof) as provided in Section 2.1(f) below. For each Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, the Dividend Rate shall be the Failed Transition Period Dividend Rate.

(b)   Dividend Declaration and Entitlement. Dividends on MFP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.1(e) hereof. In connection with any transfer of MFP Shares, the transferor shall, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the MFP Shares in consideration of a portion of the purchase price for such MFP Shares paid by the transferee.

(c)   Dividend Payment by Fund to Tender and Paying Agent. Not later than 5:00 p.m., New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund shall deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions, if any, that are payable on such Dividend Payment Date in respect of the MFP Shares. The Fund may direct the Tender and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(d)   Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities deposited with the Tender and Paying Agent for the payment of dividends and other distributions, if any, payable on MFP Shares shall be held in trust for the payment of such dividends and other distributions by the Tender and Paying Agent for the benefit of the Holders of the MFP Shares entitled to the payment of such dividends and other distributions pursuant to Section 2.1(e). Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends and other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(e)   Dividends Paid to Holders. Dividends and any distributions made pursuant to Section 2.7(a) on the MFP Shares shall be paid on each Dividend Payment Date to the Holders of the MFP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends and any distributions made pursuant to Section 2.7(a) in arrears on MFP Shares for any past Dividend Period may be declared (to the extent not previously declared) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments of other distributions on MFP Shares which may be in arrears.

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(f)   Increased Rate. (i) The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period. Subject to the cure provisions of Section 2.1(f)(iii), an “Increased Rate Period” shall commence (A) on a Dividend Payment Date if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the MFP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(f)(ii); (B) on an applicable Redemption Date for the MFP Shares (or any thereof) if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”), and continue to, but excluding, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(f)(ii); (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the MFP Shares pursuant to Section 2.4 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally, or on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.4, and the MFP Shares are not then rated by a Rating Agency, and continue to, but excluding, the Business Day on which compliance with Section 2.4 is restored; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the MFP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the MFP Shares do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”) and continue so long as any MFP Shares are Outstanding. A “Ratings Event” shall be deemed to exist with respect to the MFP Shares at any time the MFP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or from the Rating Agency designated at such time if only one Rating Agency is then designated) that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder. In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.

(ii)   Subject to the cure provisions of Section 2.1(f)(iii), a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and other distributions on the MFP Shares and any unpaid Redemption Price on the MFP Shares shall have been deposited irrevocably in trust in same-day funds with the Tender and Paying Agent.

(iii) No Increased Rate Period for the MFP Shares with respect to any Dividend Default or Redemption Default on the MFP Shares shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of the MFP Shares is deposited irrevocably in trust, in same-day funds, with the Tender and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for the MFP Shares with respect to which such Default occurred, together with an amount equal to the Increased Rate on such shares applied to the aggregate Liquidation Preference of and for the period of such non-payment on such shares, determined as provided in Section 2.1(a).

(g)  Special Dividend Payment Dates and Special Dividends. (i) Notwithstanding any provision to the contrary in this Supplement or the Statement, the Fund in its discretion may establish a Dividend Payment Date (each, a “Special Dividend Payment Date”) in addition to the monthly Dividend Payment Dates; provided, that any such Special Dividend Payment Date shall be a Business Day. (ii) Notwithstanding any provision to the contrary in this Supplement or the Statement, the Fund in its discretion may declare and pay special dividends in such amounts as are authorized by the Board of Trustees out of funds legally available therefor in accordance with the Declaration and applicable law.

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(h)   Rate Adjustment Procedures. The following are the procedures for proposing and establishing an Adjusted Dividend Rate (and any other Adjusted Rate Terms):

(i)   On any day after [●], the Fund, at its option, may seek to establish an Adjusted Dividend Rate (and/or other Adjusted Rate Terms) by delivering a Rate Adjustment Notice by email transmission, confirmed promptly by telephone, to the Holders of the MFP Shares, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so, and the Purchaser; provided, that if the MFP Shares are in certificated form, the Rate Adjustment Notice may be delivered to the Holders at their addresses as shown on the records of the Tender and Paying Agent by overnight delivery or by first class mail, postage prepaid. The date of delivery of a Rate Adjustment Notice shall be deemed to be the day on which it is sent by email transmission or, if applicable, overnight delivery or by first class mail, postage prepaid.

(ii)  On any day after [●], a Majority Beneficial Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Rate (and/or other Adjusted Rate Terms) by delivering a Rate Adjustment Notice by email transmission, confirmed promptly by telephone, to the Fund. Promptly after receiving such notice from such Majority Beneficial Owner, if such Majority Beneficial Owner then owns less than 100% of the Outstanding MFP Shares, the Fund shall deliver, or request the Tender and Paying Agent, on behalf of the Fund, to deliver, notice thereof by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the MFP Shares. The date of delivery of a Rate Adjustment Notice shall be deemed to be the day on which it is sent by email transmission or, if applicable, overnight delivery or by first class mail, postage prepaid.

(iii)  A Rate Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Rate (and any other proposed Adjusted Rate Terms) with the other party pursuant to such Rate Adjustment Notice, in which case the Rate Adjustment Notice Period shall terminate. Notice of withdrawal of a Rate Adjustment Notice shall be made by email transmission, confirmed promptly by telephone; provided, that if the MFP Shares are in certificated form, notice of withdrawal may be made by overnight delivery, by first class mail, postage prepaid to the Holders at their addresses as shown on the records of the Tender and Paying Agent. After the Majority Beneficial Owner delivers a Rate Adjustment Notice and while the related Rate Adjustment Notice Period is continuing, if at any time during the period commencing 45 calendar days prior to the Scheduled Rate Adjustment Period Expiration Date and ending on the Scheduled Rate Adjustment Period Expiration Date, the Majority Beneficial Owner decreases its ownership level of MFP Shares to 50% or less of the Outstanding MFP Shares, its Rate Adjustment Notice shall be deemed withdrawn and the Rate Adjustment Notice Period shall terminate.

(iv)  The Fund and the Required Beneficial Owners shall have until the 180th calendar day following delivery of a Rate Adjustment Notice, or such other date as the Fund and the Required Beneficial Owners shall agree (such 180th calendar day or other agreed date, the “Scheduled Rate Adjustment Period Expiration Date”), to agree in writing to a proposed Adjusted Dividend Rate (and any other proposed Adjusted Rate Terms) pursuant to the Rate Adjustment Notice (the date of such written agreement, the “Rate Adjustment Agreement Date”). The agreed Adjusted Dividend Rate (and any other Adjusted Rate Terms), if any, may be the rate (and any other Adjusted Rate Terms) proposed in the Rate Adjustment Notice or such other rate (and any other Adjusted Rate Terms) as the Fund and the Required Beneficial Owners may agree. If the Fund and the Required Beneficial Owners agree to an Adjusted Dividend Rate (and any other Adjusted Rate Terms) during the Rate Adjustment Notice Period, then the Adjusted Dividend Rate (and any other Adjusted Rate Terms) shall become effective from and including the Dividend Reset Period immediately succeeding the Rate Adjustment Agreement Date.

(v)  During a Rate Adjustment Notice Period, if the Majority Beneficial Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to either agree with the Required Beneficial Owners on the Adjusted Dividend Rate (and any other Adjusted Rate Terms) or establish a new Mode for the MFP Shares in accordance with Section 3.1(a). If the Majority Beneficial Owner is the proposing party, and the Fund and the Required Beneficial Owners fail to agree in writing to an Adjusted Dividend Rate (and any other Adjusted Rate Terms) during the Rate Adjustment Notice Period, then the proposed Adjusted Dividend Rate (and any other proposed Adjusted Rate Terms) shall not take effect, such failure shall constitute a Failed Adjustment Event and the Fund shall redeem all of the Outstanding MFP Shares on the Failed Adjustment Redemption Date resulting from such Failed Adjustment Event.

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(vi)  During a Rate Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Beneficial Owners on the Adjusted Dividend Rate (and any other Adjusted Rate Terms). If the Fund and the Required Beneficial Owners fail to reach such agreement during the Rate Adjustment Notice Period, then such failure shall constitute a Failed Adjustment Event, the Rate Adjustment Notice shall be deemed withdrawn and the Rate Adjustment Notice Period shall terminate.

(vii)  An Adjusted Dividend Rate (and any other Adjusted Rate Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Rate (and any other Adjusted Rate Terms) in accordance with the terms hereof.

(viii)  A Rate Adjustment Notice pursuant to this Section 2.1(h) may propose modified or new terms for the MFP Shares, including, but not limited to, the Dividend Rate (which may be fixed or floating), as well as, as applicable, the Index Rate, the Index Maturity, the Index Multiplier, the Applicable Spread, the Spread Multiplier, the Rate Determination Date(s), the Dividend Reset Date(s), the Dividend Reset Period(s), the Minimum Dividend Rate, the Day Count Convention, the Dividend Period(s) and other terms as set forth in the Rate Adjustment Notice (collectively, “Adjusted Rate Terms”); provided, that no Adjusted Rate Terms adopted in accordance with this Supplement shall modify the terms of Section 1, Section 4(e), Section 5, Section 8, Section 10(b)(i), Section 11 or Section 12(a) of the Statement. The terms of each Adjusted Dividend Rate and other Adjusted Rate Terms, if any, agreed to in accordance with the foregoing procedures shall be set forth in a supplement to this Supplement or in an amended Supplement. Any Adjusted Rate Terms used in this Supplement but not otherwise defined shall, as applicable, be defined in the Rate Adjustment Notice and such supplement or amended Supplement.

2.2	Coverage & Leverage Tests.

(a)  Asset Coverage Requirement. For so long as any MFP Shares are Outstanding during the Initial Rate Mode, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.3(c)(i) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(a).

(b)  Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.2(a) are satisfied, (i) no MFP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.2(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such shares or other Preferred Shares) to pay the full redemption price for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the MFP Shares or other Preferred Shares and the requisite notice of redemption for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)  Effective Leverage Ratio Requirement. For so long as MFP Shares are Outstanding during the Initial Mode, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of the close of business on any Business Day, the provisions of Section 2.3(c)(ii) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(c).

(d)  Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.2(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)  The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, any such senior securities constituting MFP Shares for which the Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption (or, in the case of any other Preferred Shares, the Fund has taken the equivalent action under the statement applicable to such Preferred Shares); (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); (C) the aggregate principal amount outstanding under reverse repurchase agreements entered into by the Fund; and (D) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

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(ii)  The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding, without duplication of any amounts otherwise subtracted as accrued liabilities, any assets consisting of Deposit Securities (or any assets delivered in connection with the equivalent action taken in respect of Preferred Shares other than the MFP Shares) referred to in clause (A) of Section 2.2(d)(i) above), less the sum of the amount of the Fund’s accrued liabilities (which accrued liabilities shall include obligations of the Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness; (B) the aggregate principal amount outstanding under reverse repurchase agreements entered into by the Fund; and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.3   Redemption. The MFP Shares shall be subject to redemption by the Fund as provided below:

(a)  Term Redemption. The Fund shall redeem all Outstanding MFP Shares on the Term Redemption Date as provided in the Statement.

(b)  Failed Adjustment or Transition Redemption. The Fund shall redeem all Outstanding MFP Shares on the Failed Adjustment Redemption Date, if any, or on the Failed Transition Redemption Date, if any, at a price per MFP Share equal to the Redemption Price.

(c)  Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)  Asset Coverage Mandatory Redemption.

(A). If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.2(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.3(c)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MFP Shares, to enable it to meet the requirements of Section 2.3(c)(i)(B). In the event that any MFP Shares then Outstanding are to be redeemed pursuant to this Section 2.3(c)(i) or Section 2.3(c)(ii), the Fund shall redeem such shares at a price per MFP Share equal to the Redemption Price.

(B). On the Redemption Date for a redemption contemplated by Section 2.3(c)(i)(A), the Fund shall redeem, at the Redemption Price per MFP Share or specified redemption price for any other Preferred Shares, as applicable, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MFP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of MFP Shares and other Preferred Shares the redemption or retirement of which would have such result, all MFP Shares and other Preferred Shares then outstanding shall be redeemed) and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c) a sufficient number of MFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MFP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MFP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MFP Shares are to be redeemed pursuant to this Section 2.3(c)(i), the number of MFP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

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(ii)  Effective Leverage Ratio Corrective Action, Including Mandatory Redemption.

(A).      If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.2(c) or as determined in accordance with Section 6.13 of the Purchase Agreement (if then in effect) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(c) and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption or other transactions required by this Section 2.3(c)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Supplement and under the Purchase Agreement) to not exceed the Effective Leverage Ratio required under Section 2.2(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.2(c)) as so determined, by (v) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (w) to the extent permitted by the 1940 Act and Massachusetts law, causing a notice of redemption to be issued, and, in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MFP Shares, (x) closing out reverse repurchase agreements, if any, entered into by the Fund, (y) repaying indebtedness, if any, of the Fund, or (z) engaging in any combination of the actions contemplated by clauses (v), (w), (x) and (y) of this Section 2.3(c)(ii)(A). In the event that any MFP Shares are to be redeemed pursuant to clause (w) of this Section 2.3(c)(ii)(A), the Fund shall redeem such MFP Shares at a price per MFP Share equal to the Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c)(ii) a sufficient number of MFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund and after giving effect to the transactions described in clause (v), (x) and (y) of this Section 2.3(c)(ii)(A), would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B).  On the Redemption Date for a redemption contemplated by clause (w) of Section 2.3(c)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of MFP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (w) of Section 2.3(c)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MFP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MFP Shares are to be redeemed pursuant to clause (w) of Section 2.3(c)(ii)(A), the number of MFP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

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(iii)   Mandatory Redemption Date. Any date fixed for the redemption of MFP Shares pursuant to the requirements of this Section 2.3(c) and in accordance with Section 2.3(e) shall constitute a “Mandatory Redemption Date.”

(d)	Optional Redemption.

(i)   Subject to the provisions of Section 2.3(d)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding MFP Shares, at a price per MFP Share equal to the Redemption Price.

(ii)  If fewer than all of the Outstanding MFP Shares are to be redeemed pursuant to Section 2.3(d)(i), the MFP Shares to be redeemed from the respective Holders shall be selected either (A) pro rata among the Holders of the MFP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided that, in each case, such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(d)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of the Statement and this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MFP Shares will be redeemed pursuant to this Section 2.3(d) from time to time.

(iii)  The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.3(e) in respect of a redemption contemplated to be effected pursuant to this Section 2.3(d) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MFP Shares by reason of the redemption of such MFP Shares on such Optional Redemption Date.

(iv)  MFP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.3(c)(i)(B) or Section 2.3(c)(ii) shall be considered mandatorily redeemed in accordance therewith and not subject to this Section 2.3(d).

(e)	Procedures for Redemption.

(i)  If the Fund shall determine or be required to redeem, in whole or in part, MFP Shares pursuant to Section 2.3(a), (b), (c) or (d), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Tender and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, which consent shall not be deemed to be a vote required by Section 5 of the Statement) prior to the date fixed for redemption pursuant to this Section 2.3(e) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of MFP Shares to be redeemed; (C) the CUSIP number for the MFP Shares; (D) the applicable Redemption Price on a per share basis or, if not then ascertainable, the manner of calculation thereof; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MFP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Supplement under which such redemption is made. If fewer than all MFP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MFP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in the Notice of Redemption relating to a Failed Adjustment Event or a Failed Transition Event that such redemption is subject to the condition of the Failed Adjustment Event or Failed Transition Period, as the case may be, being continuing on the related Redemption Date. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

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(ii)  If the Fund shall give a Notice of Redemption, then at any time from and after the giving of a Notice of Redemption and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date (so long as any applicable conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MFP Shares to be redeemed on the Redemption Date and (B) give the Tender and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MFP Shares called for redemption and redeemed on the Redemption Date. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Failed Transition Redemption Date relating to a Failed Transition Event, then such deposit of Deposit Securities (which may come in whole or in part from the Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Failed Transition Redemption Date. The Fund may direct the Tender and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii)  Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MFP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MFP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof, including Section 2.3(e)(vi), up to (but excluding) the applicable date of redemption of the MFP Shares, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.3(e)(v) below, shall be payable as part of the applicable Redemption Price on the date of redemption of the MFP Shares). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MFP Shares called for redemption and redeemed on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the date of redemption of the MFP Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MFP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the date of redemption, any interest on the Deposit Securities so deposited.

(iv)  On or after the Redemption Date, each Holder of MFP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MFP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MFP Shares, without interest, and, in the case of a redemption of fewer than all the MFP Shares represented by such certificate(s), a new certificate representing the MFP Shares that were not redeemed.

(v)  In the case of any redemption pursuant to Section 2.3(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MFP Shares, dividends shall be declared and paid on each Dividend Payment Date in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such MFP Shares shall have been deposited in trust with the Tender and Paying Agent for that purpose.

(vi)  Notwithstanding anything to the contrary herein or in the Statement or in any Notice of Redemption, if the Fund shall not have redeemed MFP Shares on the applicable Redemption Date, the Holders of the MFP Shares subject to redemption shall continue to be entitled to receive dividends on such shares at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon), together with any Additional Amount Payment applicable thereto, shall be included in the Redemption Price.

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(f)  Tender and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Tender and Paying Agent for payment of the Redemption Price of MFP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of MFP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.3(e)(iii) above.

(g)  Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.3, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MFP Shares, provided that such modification does not materially and adversely affect the Holders of the MFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

2.4   Grant of Irrevocable Proxy. To the fullest extent permitted by applicable law, each Holder and Beneficial Owner may in its discretion grant an irrevocable proxy with respect to MFP Shares.

2.5   Rating Agencies. The Fund shall use commercially reasonable efforts to cause a Rating Agency to issue a long-term credit rating with respect to the MFP Shares for so long as such Series is Outstanding during the Initial Mode. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to MFP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to the MFP Shares or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur unless such a replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MFP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to MFP Shares by notice to the Holders of the MFP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of MFP Shares or any other shareholder of the Fund.

2.6  Issuance of Additional Preferred Shares. So long as any MFP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding MFP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Shares then outstanding or so established and created, including additional MFP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.2(b)) of at least 225% and an Effective Leverage Ratio not in excess of 45%.

2.7  Distributions with respect to Taxable Allocations. Whenever a Taxable Allocation is to be paid by the Fund with respect to the MFP Shares with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.7:

(a)  The Fund may provide notice to the Tender and Paying Agent prior to the commencement of any Dividend Period of the amount of the Taxable Allocation that will be made in respect of MFP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each MFP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Dividend Reset Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment, as applicable, in respect of the Taxable Allocation paid on such MFP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment, as applicable, payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the adjustment or distribution in respect of Taxable Allocations in respect of the MFP Shares as provided in this Section 2.7(a), and shall only effect the distribution in respect of Taxable Allocations as described in Section 2.7(b) and/or Section 2.7(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the adjustment or distribution in respect of a Taxable Allocation as contemplated by this Section 2.7(a).

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(b)  If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.7(a) with respect to a Taxable Allocation that is made in respect of the MFP Shares, the Fund may make one or more supplemental distributions on the MFP Shares equal to the Additional Amount Payment due in respect of such Taxable Allocation. Any such supplemental distribution in respect of the MFP Shares shall be made reasonably promptly following any such Taxable Allocation and may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of the MFP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)  If in connection with a redemption of MFP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.7(a) or made one or more supplemental distributions pursuant to Section 2.7(b), the Fund shall direct the Tender and Paying Agent to send an Additional Amount Payment, as applicable, in respect of such Taxable Allocation to each Beneficial Owner, as applicable, of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund. For such purpose, the Fund and the Tender and Paying Agent may rely on the address most recently provided by the Beneficial Owner, as applicable, in accordance with the Purchase Agreement (including any transferee certificate delivered in accordance therewith).

(d)  Except as required by the Purchase Agreement, for so long as the applicable provisions of the Purchase Agreement shall be in effect, the Fund shall not be required to pay an Additional Amount Payment with respect to the MFP Shares with respect to any net capital gain or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.8	Failed Transition Redemption Liquidity Account and Liquidity Requirement.

(a)  By the first Business Day following the occurrence of a Failed Transition Event and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding MFP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding MFP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (b) below with respect to the Outstanding MFP Shares for such date. The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

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(b)  The Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for the Outstanding MFP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (c) below:

Number of Days Preceding the Failed Transition Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

(c)  If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in respect of the Outstanding MFP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day.

(d)  The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding MFP Shares. Upon the earlier to occur of (x) the successful Transition Remarketing of the Outstanding MFP Shares or (y) the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding MFP Shares on the Failed Transition Redemption Date for the Outstanding MFP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding MFP Shares as contemplated by this Section 2.8 shall lapse and be of no further force and effect.

(e)  The Liquidity Account and Liquidity Requirement provided for in this Section 2.8 shall apply only in the case of a Failed Transition Event.

2.9  Termination. Upon the earlier to occur of (a) event that no MFP Shares being Outstanding or (b) the successful transition to a new Mode for the MFP Shares, all rights and preferences of the MFP Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under the Statement and this Supplement with respect to the MFP Shares shall terminate.

2.10  Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.11  Modification. To the extent permitted by law, the Statement and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of the MFP Shares, may interpret, supplement or amend the provisions of this Supplement.

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2.12  Transfers. A Beneficial Owner or Holder of any MFP Shares may sell, transfer or otherwise dispose of MFP Shares only in whole shares and only to (1) (i) Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), bank entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) unless the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding MFP Shares is obtained, not a Nuveen Person, if such Nuveen Person would, after such sale and transfer, own more than 20% of the Outstanding MFP Shares.

2.13  Acknowledgement of Contractual Rights. Nothing in this Supplement or the Statement (including, without limitation, Section 5 of the Statement) shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of MFP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

ARTICLE 3

DESIGNATION OF NEW MODE

3.1	General Provisions.

(a)  To the extent provided in Section 2.1(h)(v), or upon the occurrence of a Failed Transition Event, or upon the Fund electing to effect an Optional Transition in accordance with Section 3.5, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to transition to a new Mode by establishing a new Mode to succeed the Initial Mode that will result in a transition to such new Mode on a Business Day (such Business Day, the “New Mode Commencement Date”), with terms as set forth in a new supplement designating the terms of such Mode; provided that, in the case of a Failed Adjustment Event or a Failed Transition Event, such Mode shall begin prior to the related scheduled Redemption Date.

(b)  In the event that the Fund successfully establishes a new Mode succeeding the Initial Mode, and no Failed Transition Event otherwise shall have occurred and be continuing as of the designated New Mode Commencement Date, then on and as of the New Mode Commencement Date, the MFP Shares shall be subject to the terms established for such new Mode. If a Failed Transition Event shall have occurred and be continuing, (i) the new Mode designated by the Fund shall not be established, (ii) pursuant to Section 3.3(c), all tendered MFP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent, and (iii) all of the then Outstanding MFP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.3(b).

(c)  The Fund shall use its best efforts to cause the transition to a new Mode succeeding the Initial Mode and the terms and conditions of such new Mode to be consistent with the continuing qualification of the MFP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such transition that the Fund shall have received an opinion of counsel to the effect that the MFP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

3.2	Election and Notice of Mode Change.

(a)  The Fund shall provide notice of the termination of the Initial Mode and proposed transition to a new Mode succeeding the Initial Mode by delivering a notice of Mode change (a “Mode Change Notice”) by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the MFP Shares, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so. In the case of an Optional Transition, the Mode Change Notice shall be provided not more than forty-five (45) calendar days and not less than ten (10) Business Days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners of the MFP Shares, or, if so provided in the Purchase Agreement (if in effect), the Purchaser (which consent shall not be deemed to be a vote required by Section 5 of the Statement)) prior to the Mode Termination Date for the Initial Mode specified in such Mode Change Notice; provided that, no minimum notice period shall be required in connection with delivery of a Mode Change Notice following a Failed Adjustment Event or a Failed Transition Event. Subject to the notice requirement in the immediately preceding sentence, the Fund may select any Wednesday that is a Business Day, and for which the next calendar day is also a Business Day, as the Mode Termination Date, with the new Mode to commence on the New Mode Commencement Date and end not later than the Term Redemption Date. The terms of the new Mode may not, in any event, affect the parity ranking of MFP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

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(b)  The Mode Change Notice shall state, as applicable: (A) the Mode Termination Date; (B) the series of Preferred Shares to which the notice relates; (C) the CUSIP number for the MFP Shares; (D) the Purchase Price on a per share basis; (E) that (i) all Outstanding MFP Shares will be subject to Mandatory Tender for Transition Remarketing and purchase on the New Mode Commencement Date, and (ii) in the event of a Failed Transition Event, all tendered MFP Shares will be returned to the relevant tendering Holders; (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Mode Change Notice states) are to be surrendered for payment of the Purchase Price; and (G) that the notice relates to a Mode change and, if applicable, pursuant to an Optional Transition. The Fund may provide in the Mode Change Notice that such Mode change is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such change unless each such condition has been satisfied at the time or times and in the manner specified in such Mode Change Notice; provided, that no such conditions shall affect the consequences of a Failed Adjustment Event or a Failed Transition Event.

3.3	Transition to a New Mode.

(a)  In the case of a transition to a new Mode succeeding the Initial Mode, all Outstanding MFP Shares automatically shall be subject to Mandatory Tender for Transition Remarketing and delivered to the Tender and Paying Agent for purchase by purchasers in the Transition Remarketing on the New Mode Commencement Date, in the event of a successful Transition Remarketing. All tendered MFP Shares shall be remarketed at the Purchase Price of such MFP Shares. The calculation of the Purchase Price of the MFP Shares shall be made by the Transition Remarketing Agent in advance of the New Mode Commencement Date. The Fund shall use its best efforts to engage Nuveen Securities, LLC or another Person with expertise in remarketing variable-rate securities as Transition Remarketing Agent, and to cause the Transition Remarketing Agent to agree to use its best efforts to find purchasers for all the MFP Shares subject to Mandatory Tender pursuant to this Section 3.3.

(b)  In the event of a successful Transition Remarketing, the proceeds of the sale of the tendered MFP Shares may be paid (i) through the Tender and Paying Agent or (ii) to the Beneficial Owners (directly or through the Securities Depository) as directed by the Fund. In the case of (i), the proceeds shall be used by the Tender and Paying Agent for the purchase of the tendered MFP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the New Mode Commencement Date for payment to the Holders tendering MFP Shares for sale through the Securities Depository in immediately available funds, and in the case of (ii), the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent or the purchaser(s) to be made by no later than 11:00 a.m., New York City time (or such other time as the Transition Remarketing Agent or the purchaser(s) and the Beneficial Owners may agree), on the New Mode Commencement Date, in either case, against delivery of the tendered MFP Shares either (i) to the Tender and Paying Agent through the Securities Depository on the New Mode Commencement Date and the re-delivery of such MFP Shares by means of “FREE” delivery through the Securities Depository to the Transition Remarketing Agent for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Transition Remarketing Agent or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the New Mode Commencement Date.

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(c)  By 3:30 p.m., New York City time, on the New Mode Commencement Date, the Transition Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Fund (a “Transition Notice”) that provides notice of the successful Transition Remarketing of all Outstanding MFP Shares or, if applicable, the number of MFP Shares, if any, not successfully remarketed for purchase on the New Mode Commencement Date, and the Purchase Price per MFP Share. If (i) the Transition Notice states that the Transition Remarketing Agent has not successfully remarketed all of the MFP Shares to be purchased on the New Mode Commencement Date, or (ii) the remarketing proceeds for any tendered MFP Shares have not been received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Subsequent Mode (in each of which cases the MFP Shares will be treated as not having been successfully remarketed), the Tender and Paying Agent will promptly, and in any event by approximately 5:00 p.m., New York City time, on the New Mode Commencement Date, deliver to the Holders, the Fund and the Transition Remarketing Agent a notice stating that a Failed Transition Event has occurred; provided, that, if payment for all Outstanding MFP Shares is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree to waive the occurrence of a Failed Transition Event on such day, then the Mode Termination Date shall be deemed changed to such day and the New Mode Commencement Date shall be deemed changed to the immediately succeeding Business Day. The New Mode Commencement Date, and the date, if any, to which it shall have been postponed in accordance with the foregoing, shall be a Dividend Payment Date.

(d)  Any funds paid by the Transition Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with the Transition Remarketing shall be held in trust for the benefit of the Transition Remarketing Agent on account of purchasers of the MFP Shares in the Transition Remarketing until the MFP Shares are delivered by the tendering Holders against payment therefor, or returned to the Transition Remarketing Agent on account of such purchasers. In the event of a successful Transition Remarketing, upon receipt of MFP Shares from the tendering Holders by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Transition Remarketing Agent, the Purchase Price for such MFP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the New Mode Commencement Date.

(e)  Except as otherwise expressly provided for herein, the purchase and delivery of tendered MFP Shares in the form of global securities, the Transition Remarketing, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)  The Transition Remarketing Agent shall not be obligated to purchase any MFP Shares that would otherwise remain unsold in the Transition Remarketing. The Transition Remarketing Agent in its sole discretion may, however, purchase for its own account MFP Shares in the Transition Remarketing. None of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder’s tender of its MFP Shares in the Transition Remarketing unless, in each case, such MFP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent.

(g)  In the event that MFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of MFP Shares fails to deliver such MFP Shares on or prior to the New Mode Commencement Date, the Holder of such MFP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered MFP Shares as of the New Mode Commencement Date. Any such undelivered MFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered MFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered MFP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered MFP Shares. The undelivered MFP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement MFP Share certificates in lieu of such undelivered MFP Shares.

(h)  The Transition Remarketing Agent may modify the settlement procedures set forth above with respect to the Transition Remarketing (other than timing requirements) with the written consent of the Fund, the Tender and Paying Agent and the Beneficial Owners. The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Beneficial Owners, the Transition Remarketing Agent and the Tender and Paying Agent, in each case such consent to be required only to the extent such party is affected thereby.

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(i)  Upon the occurrence of a successful Transition Remarketing, the Fund will be deemed to have successfully established a new Mode, and the MFP Shares shall be subject to the terms established for the new Mode.

3.4	Failed Transition Period.

(a)  If a Failed Transition Event occurs, the Failed Transition Period shall commence and continue in accordance with, and to the extent provided in, Section 3.4(b) below, and shall be deemed a continuation of the Initial Mode. For each Dividend Reset Period or portion thereof during the Failed Transition Period, the Dividend Rate shall be the Failed Transition Period Dividend Rate. If a Failed Transition Event occurs, the new Mode designated by the relevant Mode Change Notice shall not be established. In such event, pursuant to Section 3.3(c), all tendered MFP Shares shall be returned to the relevant tendering Holders by the Tender and Paying Agent.

(b)  During the Failed Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a new Mode for the MFP Shares, in accordance with Section 3.1 and, in connection with each such attempt, may designate by a Mode Change Notice a new Mode with new or different terms in accordance with Section 3.2, until a Mode to succeed the Initial Mode is established, or no MFP Shares remain Outstanding, or the Fund and the Required Beneficial Owners mutually agree to terminate the Failed Transition Period and revert to the Initial Mode on the terms mutually agreed by the Fund and the Required Beneficial Owners. If a Failed Transition Event occurs in connection with the Transition Remarketing relating to such continued attempt to establish a new Mode to succeed the Initial Mode, any such Failed Transition Event shall not alter the Failed Transition Period or the Failed Transition Redemption Date initially established by the first applicable failed Transition Event or the Failed Transition Period Dividend Rate applicable thereto. In the event that the Fund successfully establishes a new Mode to succeed the Initial Mode, the Failed Transition Period shall terminate, and the MFP Shares shall be subject to the terms established for such new Mode.

3.5	Optional Transition to New Mode at the Option of the Fund.

(a)  For the purpose of effecting a transition to a new Mode with respect to all of the Outstanding MFP Shares, the Fund may at its option accelerate the expiration date of the Initial Mode (an “Optional Transition”) to any Wednesday that is a Business Day occurring on or after [•] (the “Optional Transition Date”) by delivering a Mode Change Notice in accordance with Section 3.2 above. The proposed transition to a new Mode to follow the termination of the Initial Mode on the Optional Transition Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Supplement.

(b)  Notwithstanding the foregoing provisions of this Section 3.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of optional transition for the MFP Shares, provided that such modification does not materially and adversely affect the Holders of the MFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, Nuveen Municipal High Income Opportunity Fund, having duly adopted this Supplement, has caused these presents to be signed as of [•] in its name and on its behalf by its Chief Administrative Officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Supplement as an officer and not individually, and the obligations of the Fund set forth in this Supplement are not binding upon such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

By:

Name: David J. Lamb
Title: Chief Administrative Officer

APPENDIX A

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
SERIES [•]
MUNIFUND PREFERRED SHARES

RATE ADJUSTMENT NOTICE

Date:

Deadline For Rate Adjustment Agreement Date
(Subject to Change by Agreement between the Fund and
the Required Beneficial Owners):

PROPOSING PARTY:

PROPOSED ADJUSTED DIVIDEND RATE
(or such other rate as the Fund and
the Required Beneficial Owners may agree during
the Rate Adjustment Notice Period:

FIXED RATE

DIVIDEND RATE:  %

FLOATING RATE

INDEX RATE:

INDEX MATURITY:

INDEX MULTPLIER:

APPLICABLE SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

RATE DETERMINATION DATE(S):

DIVIDEND RESET DATE(S):

DIVIDEND RESET PERIOD(S):

MINIMUM DIVIDEND RATE:  %

DAY COUNT CONVENTION:

[ ] 30/360

[ ] Actual/360

[ ] Actual/Actual

[ ] Other:

OTHER/ADDITIONAL PROVISIONS:

DIVIDEND PERIOD(S):

OTHER:

[PROPOSING PARTY]

By: ________________
Name:
Title:

[_____] MFP Shares Beneficially Owned
[Majority Beneficial Owner is the Proposing Party]

PO Box 43131

Providence, RI 02940-3131

DO NOT TEAR

NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2026

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The Annual Meeting of Shareholders will be held on January 16, 2026 at [●] p.m. Central time at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. At this meeting, you will be asked to vote on an Agreement and plan of Merger and the election of board members as described in the Joint Proxy Statement/Prospectus attached. The undersigned, revoking previous proxies, hereby appoints Kevin J. McCarthy, John M. McCann and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on January 16, 2026, or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

NQP_34776_110625_Pref

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board of Trustees unanimously recommends that you vote “FOR” the proposals.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Merger that provides for: (i) the merger of Nuveen Pennsylvania Quality Municipal Income Fund (the “Target Fund”) with and into NMZ Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Municipal High Income Opportunity Fund (the “Acquiring Fund”), and (ii) the conversion of the issued and outstanding common and preferred shares of beneficial interest of the Target Fund into newly issued common and preferred shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund.	☐	☐	☐

3a.	Election of Board Members: Class I:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Michael A. Forrester 02. Thomas J. Kenny 03. Robert L. Young	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.___________________________________________________________________

3c.	Election of Board Members: Preferred Shares Only:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	04. Albin F. Moschner 05. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.___________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Pennsylvania Quality Municipal Income Fund,

Annual Meeting of Shareholders to be held on January 16, 2026.

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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